Dreyfus Premier
State Municipal Bond	Fund

Seeks current income exempt from federal and,
where applicable, from state income taxes

PROSPECTUS February 28, 2007
As revised, May 21, 2007

Contents

The Fund		Your Investment

Goal/Approach	1	Shareholder Guide	48
Main Risks	2	Distributions and Taxes	57
Connecticut Series	4	Services for Fund Investors	58
Florida Series	6	Instructions for Regular Accounts	60
Maryland Series	8
Massachusetts Series	10	For More Information

Michigan Series	12	See back cover.
Minnesota Series	14
North Carolina Series	16
Ohio Series	18
Pennsylvania Series	20
Virginia Series	22
Financial Highlights	24
Management	46

The Fund

Dreyfus Premier State Municipal Bond Fund

GOAL/APPROACH

The fund seeks to maximize current income exempt from federal income tax and, where applicable, from state income tax, without undue risk.The fund permits you to invest in any of ten separate series:

Connecticut series	Minnesota series
Florida series	North Carolina series
Maryland series	Ohio series
Massachusetts series	Pennsylvania series
Michigan series	Virginia series

To pursue the fund’s goal, each series normally invests substantially all of its assets in municipal bonds of the state after which it is named and certain other specified securities that provide income exempt from federal income tax and, where applicable, from the income tax of such state.

Each series will invest at least 70% of its assets in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus. For additional yield, each series may invest up to 30% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of each series’ portfolio is expected to exceed 10 years.

The portfolio managers may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, a portfolio manager may assess the current interest rate environment and the municipal bond’s potential volatility in different rate environments. The portfolio managers focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of a series’ assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value. A series’ allocation to either discount bonds or to premium bonds will change along with the portfolio managers’ changing views of the current interest rate and market

environment.The portfolio managers also may look to select bonds that are most likely to obtain attractive prices when sold.

Each series may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy. Each series may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (“inverse floaters”) and may make forward commitments in which the respective series agrees to buy or sell a security in the future at a price agreed upon today. Inverse floaters are created by depositing municipal bonds in a trust which divides the bond’s income stream into two parts: a short-term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note.

Concepts to understand

Municipal bonds: debt securities that provide income free from federal income tax, and state income tax if you live in the issuing state. Municipal bonds are typically of two types:

  general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power revenue bonds, which are payable from the revenue derived from a specific revenue source, such as charges for water and sewer service or highway tolls

Investment grade bonds: independent rating organizations analyze and evaluate a bond issuer’s, and/or any credit enhancer’s, credit profile and ability to repay debts. Based on their assessment, these rating organizations assign letter grades that reflect the issuer’s, and/or any credit enhancer’s, creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

Dollar-weighted average maturity: an average of the stated maturities of the securities held by the series, based on their dollar-weighted proportions in the series.

The Fund 1

MAIN RISKS

The series’ principal risks are discussed below. The value of your investment in a series will fluctuate, which means you could lose money.

  Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates.
  Typically, a rise in rates will adversely affect bond prices and, accordingly, the series’ share price.The longer the effective maturity and duration of a series’ portfolio, the more the series’ share price is likely to react to interest rates.
  Call risk. Some municipal bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, a series might have to reinvest the proceeds in an investment offering a lower yield. During periods of market illiquidity or rising interest rates, prices of a series’ “callable” issues are subject to increased price fluctuation.
  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond’s price to fall, potentially lowering the series’ share price.
  Although each series invests primarily in investment grade bonds, the series may invest to a limited extent in high yield (“junk”) bonds, which involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.
  Liquidity risk. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect a series’ ability to sell such municipal bonds at attractive prices. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the series’ share price may fall dramatically.
  State-specific risk. Each series is subject to the risk that the relevant state’s economy, and the revenues underlying its municipal bonds, may decline.
  Investing primarily in a single state makes the series more sensitive to risks specific to the state and may magnify other risks.
  Market sector risk. Each series’ overall risk level will depend on the market sectors in which the series is invested and the current interest rate, liquidity and credit quality of such sectors. Each series may significantly overweight or underweight certain industries or market sectors, which may cause the series’ performance to be more or less sensitive to developments affecting those industries or sec- tors.
  Tax risk. To be tax-exempt, municipal bonds generally must meet certain regulatory requirements.
  Although each series will invest in municipal bonds that pay interest that is exempt, in the opinion of counsel to the issuer (or on the basis of other authority believed by Dreyfus to be reliable), from federal income tax, if any such municipal bond fails to meet these regulatory require- ments, the interest received by the series from its investment in such bonds and distributed to its shareholders will be taxable.

  Derivatives risk. Each series may use derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), and inverse floaters.
  Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on the series’ performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the series will not correlate with the underlying investments or series’ other investments. Deriv- ative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms.
  Non-diversification risk. Each series is non-diversified, which means that a relatively high percentage of the series’ assets may be invested in a lim- ited number of issuers.Therefore, its performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.
  Leveraging risk. The use of leverage, such as lend- ing portfolio securities, engaging in forward commitment transactions and investing in inverse floating rate securities, may cause taxable income and may magnify the series’ gains or losses.

Other potential risks

Under adverse market conditions, a series could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the series would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the series may not achieve its investment objective.

Each series may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the series will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the series may experience delays in recovering the loaned securities or exercising its rights in the collateral.

The Fund 3

Connecticut Series

Ticker Symbols	Class A:	PSCTX
	Class B:	PMCBX
	Class C:	PMCCX

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in this series of the fund. The bar chart shows the changes in the series’ Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total returns of each of the series’ share classes to those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include the series’ applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary from the performance of the series’ other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the series’ other share classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average annual total returns as of 12/31/06

Share class
inception date	1 Year	5 Years	10 Years

Class A (5/28/87)
returns before taxes	-0.60%	3.77%	4.53%

Class A
returns after taxes
on distributions	-0.60%	3.77%	4.48%

Class A
returns after taxes
on distributions and
sale of series shares	1.05%	3.85%	4.53%

Class B (1/15/93)
returns before taxes	-0.47%	3.84%	4.68%*

Class C (8/15/95)
returns before taxes	2.28%	3.93%	4.21%

Lehman Brothers
Municipal Bond Index**
reflects no deduction for
fees, expenses or taxes	4.84%	5.53%	5.76%

* Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.
** Unlike the series, the Lehman Index is not composed of bonds of a single state.

What this series is — and isn’t

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Connecticut series in the table below.

Fee table

	Class A	Class B*	Class C

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	4.50	none	none
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none**	4.00	1.00

Annual fund operating expenses (expenses paid from series assets)
% of average daily net assets
Management fees	0.55	0.55	0.55
Rule 12b-1 fee	none	0.50	0.75
Shareholder services fee	0.25	0.25	0.25
Other expenses	0.10	0.13	0.11
Interest expense***	0.23	0.23	0.23

Total	1.13	1.66	1.89
* Class B shares of the series are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds.
** Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.
*** “Interest expense” represents for accounting purposes interest expense associated with the series’ investment in inverse floaters. Not shown in the table is the additional income generated by these investments which amounted approximately to the interest expense as shown.

Expense example

	1 Year	3 Years	5 Years	10 Years

Class A	$560	$793	$1,044	$1,763
Class B
with redemption	$569	$823	$1,102	$1,696 †
without redemption	$169	$523	$902	$1,696 †
Class C
with redemption	$292	$594	$1,021	$2,212
without redemption	$192	$594	$1,021	$2,212

† Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

Rule 12b-1 fee: the fee paid to the fund’s distributor for financing the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series’ assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund’s distributor for shareholder account service and maintenance.

Other expenses: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees. Each series also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the series.

Connecticut Series 5

Florida Series

Ticker Symbols	Class A:	PSFLX
	Class B:	PSFBX
	Class C:	PSFCX

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in this series of the fund. The bar chart shows the changes in the series’ Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total returns of each of the series’ share classes to those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include the series’ applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary from the performance of the series’ other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the series’ other share classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average annual total returns as of 12/31/06

Share class/
inception date	1 Year	5 Years	10 Years

Class A (5/28/87)
returns before taxes	-0.34%	3.91%	4.18%

Class A
returns after taxes
on distributions	-0.34%	3.91%	4.10%

Class A
returns after taxes
on distributions and
sale of series shares	1.13%	3.95%	4.15%

Class B (1/15/93)
returns before taxes	-0.24%	4.00%	4.36%*

Class C (8/15/95)
returns before taxes	2.51%	4.09%	3.87%

Lehman Brothers
Municipal Bond Index**
reflects no deduction for
fees, expenses or taxes	4.84%	5.53%	5.76%

* Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.
** Unlike the series, the Lehman Index is not composed of bonds of a single state.

What this series is — and isn’t

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Florida series in the table below.

Fee table

	Class A	Class B*	Class C

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	4.50	none	none
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none**	4.00	1.00

Annual fund operating expenses (expenses paid from series assets)
% of average daily net assets
Management fees	0.55	0.55	0.55
Rule 12b-1 fee	none	0.50	0.75
Shareholder services fee	0.25	0.25	0.25
Other expenses	0.16	0.16	0.14

Total	0.96	1.46	1.69
*	Class B shares of the series are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds.
** Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

Expense example

	1 Year	3 Years	5 Years	10 Years

Class A	$544	$742	$957	$1,575
Class B
with redemption	$549	$762	$997	$1,487***
without redemption	$149	$462	$797	$1,487***
Class C
with redemption	$272	$533	$918	$1,998
without redemption	$172	$533	$918	$1,998
*** Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

Rule 12b-1 fee: the fee paid to the fund’s distributor for financing the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series’ assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund’s distributor for shareholder account service and maintenance.

Other expenses: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees. Each series also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the series.

Florida Series 7

Maryland Series

Ticker Symbols	Class A:	PSMDX
	Class B:	PMDBX
	Class C:	PMDCX

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in this series of the fund. The bar chart shows the changes in the series’ Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total returns of each of the series’ share classes to those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include the series’ applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary from the performance of the series’ other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the series’ other share classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Year-by-year total returns as of 12/31 each year (%)
Class A shares

Average annual total returns as of 12/31/06

Share class/
inception date	1 Year	5 Years	10 Years

Class A (5/28/87)
returns before taxes	-0.52%	4.12%	4.20%

Class A
returns after taxes
on distributions	-0.52%	4.11%	4.09%

Class A
returns after taxes
on distributions and
sale of series shares	1.00%	4.12%	4.18%

Class B (1/15/93)
returns before taxes	-0.43%	4.22%	4.35%*

Class C (8/15/95)
returns before taxes	2.30%	4.27%	3.87%

Lehman Brothers
Municipal Bond Index**
reflects no deduction for
fees, expenses or taxes	4.84%	5.53%	5.76%

* Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.
** Unlike the series, the Lehman Index is not composed of bonds of a single state.

What this series is — and isn’t

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Maryland series in the table below.

Fee table

	Class A	Class B*	Class C

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	4.50	none	none
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none**	4.00	1.00

Annual fund operating expenses (expenses paid from series assets)
% of average daily net assets
Management fees	0.55	0.55	0.55
Rule 12b-1 fee	none	0.50	0.75
Shareholder services fee	0.25	0.25	0.25
Other expenses	0.11	0.12	0.14

Total	0.91	1.42	1.69
*	Class B shares of the series are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds.
** Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

Expense example

	1 Year	3 Years	5 Years	10 Years

Class A	$539	$727	$931	$1,519
Class B
with redemption	$545	$749	$976	$1,436***
without redemption	$145	$449	$776	$1,436***
Class C
with redemption	$272	$533	$918	$1,998
without redemption	$172	$533	$918	$1,998
*** Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

Rule 12b-1 fee: the fee paid to the fund’s distributor for financing the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series’ assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund’s distributor for shareholder account service and maintenance.

Other expenses: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees. Each series also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the series.

Maryland Series 9

Massachusetts Series

Ticker Symbols	Class A: PSMAX
Class B: PBMAX
	Class C:	PCMAX
	Class Z:	PMAZX

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in this series of the fund. The bar chart shows the changes in the series’ Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total returns of the series’ Class A, B and C share classes to those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include the series’ applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. Since Class Z shares have less than one calendar year of performance, past performance for Class Z is not included in this section of the prospectus. All of the series’ share classes invest in the same portfolio of securities. Performance for each share class will vary from the performance of the series’ other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the series’ other share classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Year-by-year total returns as of 12/31 each year (%)
Class A shares

Average annual total returns as of 12/31/06

Share class/				Since
inception date	1 Year	5 Years	10 Years	inception

Class A (5/28/87)
returns before taxes	-0.60%	4.31%	4.67%	—
Class A
returns after taxes
on distributions	-0.65%	4.25%	4.56%	—
Class A
returns after taxes
on distributions and
sale of series shares	1.00%	4.26%	4.59%	—
Class B (1/15/93)
returns before taxes	-0.47%	4.40%	4.84%*	—
Class C (8/15/95)
returns before taxes	2.29%	4.49%	4.37%	—
Class Z (10/20/2004)
returns before taxes	4.27%	—	—	3.75%
Lehman Brothers
Municipal Bond Index**
reflects no deduction for
fees, expenses or taxes	4.84%	5.53%	5.76%	4.03%***

* Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.
** Unlike the series, the Lehman Index is not composed of bonds of a single state.
*** For comparative purposes, the value of the index on 9/30/04 is used as the beginning value on 10/14/04.

What this series is — and isn’t

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Massachusetts series in the table below.

Fee table

	Class A	Class B*	Class C	Class Z

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	4.50	none	none	none
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none**	4.00	1.00	none
Maximum redemption fee
% of transaction amount	none	none	none	1.00***

Annual fund operating expenses (expenses paid from series assets)
% of average daily net assets
Management fees	0.55	0.55	0.55	0.55
Rule 12b-1 fee	none	0.50	0.75	none
Shareholder services fee	0.25	0.25	0.25	0.15
Other expenses	0.12	0.15	0.11	0.06

Total	0.92	1.45	1.66	.76
*	Class B shares of the series are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds.
**	Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.
*** Charged only when selling shares you have owned for less than 30 days.

Expense example
	1 Year	3 Years	5 Years	10 Years

Class A	$540	$730	$936	$1,530
Class B
with redemption	$548	$759	$992	$1,460 †
without redemption	$148	$459	$792	$1,460 †
Class C
with redemption	$269	$523	$902	$1,965
without redemption	$169	$523	$902	$1,965
Class Z	$78	$243	$422	$942
† Assumes conversion of Class B to Class A at end of the sixth year fol-
lowing the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. With respect to Class Z shares only, the one-year example and the first year of the three-, five-, and ten-years examples are based on net operating expenses, which reflect the expense reimbursement by Dreyfus. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

Rule 12b-1 fee: the fee paid to the fund’s distributor for financing the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series’ assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: a fee of 0.25% paid to the fund’s distributor with respect to Class A, B and C shares and a fee of up to 0.25% used to reimburse the fund’s distributor with respect to Class Z shares for shareholder account service and maintenance.

Other expenses: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees. Each series also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the series.

Massachusetts Series 11

Michigan Series

Ticker Symbols	Class A:	PSMIX
	Class B:	PMIBX
	Class C:	PCMIX

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in this series of the fund. The bar chart shows the changes in the series’ Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total returns of each of the series’ share classes to those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include the series’ applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary from the performance of the series’ other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the series’ other share classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Year-by-year total returns as of 12/31 each year (%)
Class A shares

Average annual total returns as of 12/31/06

Share class/
inception date	1 Year	5 Years	10 Years

Class A (5/28/87)
returns before taxes	-0.18%	4.01%	4.47%

Class A
returns after taxes
on distributions	-0.20%	4.00%	4.42%

Class A
returns after taxes
on distributions and
sale of series shares	1.31%	4.06%	4.47%

Class B (1/15/93)
returns before taxes	-0.02%	4.10%	4.63%*

Class C (8/15/95)
returns before taxes	2.86%	4.22%	4.17%

Lehman Brothers
Municipal Bond Index**
reflects no deduction for
fees, expenses or taxes	4.84%	5.53%	5.76%

* Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.
** Unlike the series, the Lehman Index is not composed of bonds of a single state.

What this series is — and isn’t

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Michigan series in the table below.

Fee table

	Class A	Class B*	Class C

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	4.50	none	none
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none**	4.00	1.00

Annual fund operating expenses (expenses paid from series assets)
% of average daily net assets
Management fees	0.55	0.55	0.55
Rule 12b-1 fee	none	0.50	0.75
Shareholder services fee	0.25	0.25	0.25
Other expenses	0.17	0.21	0.15
Interest expense***	0.14	0.14	0.14

Total	1.11	1.65	1.84
*	Class B shares of the series are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds.
**	Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.
*** “Interest expense” represents for accounting purposes interest expense associated with the series’ investment in inverse floaters. Not shown in the table is the additional
	income generated by these investments which amounted approximately to the interest expense as shown.

Expense example

	1 Year	3 Years	5 Years	10 Years

Class A	$558	$787	$1,034	$1,741
Class B
with redemption	$568	$820	$1,097	$1,679 †
without redemption	$168	$520	$897	$1,679 †
Class C
with redemption	$287	$579	$995	$2,159
without redemption	$187	$579	$995	$2,159

† Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

Rule 12b-1 fee: the fee paid to the fund’s distributor for financing the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series’ assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund’s distributor for shareholder account service and maintenance.

Other expenses: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees. Each series also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the series.

Michigan Series 13

Minnesota Series

Ticker Symbols	Class A: PSMNX
Class B: PMMNX
Class C: PMNCX

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in this series of the fund. The bar chart shows the changes in the series’ Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total returns of each of the series’ share classes to those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include the series’ applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary from the performance of the series’ other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the series’ other share classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Year-by-year total returns as of 12/31 each year (%)
Class A shares

Average annual total returns as of 12/31/06

Share class/
inception date	1 Year	5 Years	10 Years

Class A (5/28/87)
returns before taxes	0.00%	4.61%	4.64%

Class A
returns after taxes
on distributions	-0.03%	4.57%	4.60%

Class A
returns after taxes
on distributions and
sale of series shares	1.45%	4.56%	4.63%

Class B (1/15/93)
returns before taxes	0.09%	4.69%	4.80%*

Class C (8/15/95)
returns before taxes	2.84%	4.76%	4.30%

Lehman Brothers
Municipal Bond Index**
reflects no deduction for
fees, expenses or taxes	4.84%	5.53%	5.76%

* Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.
** Unlike the series, the Lehman Index is not composed of bonds of a single state.

What this series is — and isn’t

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Minnesota series in the table below.

Fee table

	Class A	Class B*	Class C

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	4.50	none	none
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none**	4.00	1.00

Annual fund operating expenses (expenses paid from series assets)
% of average daily net assets
Management fees	0.55	0.55	0.55
Rule 12b-1 fee	none	0.50	0.75
Shareholder services fee	0.25	0.25	0.25
Other expenses	0.15	0.16	0.15
Interest expense***	0.13	0.13	0.13

Total	1.08	1.59	1.83
*	Class B shares of the series are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds.
**	Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.
*** “Interest expense” represents for accounting purposes interest expense associated with the series’ investment in inverse floaters. Not shown in the table is the additional
	income generated by these investments which amounted approximately to the interest expense as shown.

Expense example

	1 Year	3 Years	5 Years	10 Years

Class A	$555	$778	$1,019	$1,708
Class B
with redemption	$562	$802	$1,066	$1,628 †
without redemption	$162	$502	$866	$1,628 †
Class C
with redemption	$286	$576	$990	$2,148
without redemption	$186	$576	$990	$2,148

† Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

Rule 12b-1 fee: the fee paid to the fund’s distributor for financing the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series’ assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund’s distributor for shareholder account service and maintenance.

Other expenses: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees. Each series also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the series.

Minnesota Series 15

North Carolina Series

Ticker Symbols	Class A:	PSNOX
Class B: PMNBX
	Class C:	PNCCX

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in this series of the fund. The bar chart shows the changes in the series’ Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total returns of each of the series’ share classes to those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include the series’ applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary from the performance of the series’ other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the series’ other share classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Year-by-year total returns as of 12/31 each year (%)
Class A shares

Average annual total returns as of 12/31/06

Share class/
inception date	1 Year	5 Years	10 Years

Class A (8/1/91)
returns before taxes	-0.38%	4.12%	4.57%

Class A
returns after taxes
on distributions	-0.41%	4.11%	4.55%

Class A
returns after taxes
on distributions and
sale of series shares	1.17%	4.11%	4.54%

Class B (1/15/93)
returns before taxes	-0.20%	4.22%	4.73%*

Class C (8/15/95)
returns before taxes	2.55%	4.32%	4.28%

Lehman Brothers
Municipal Bond Index**
reflects no deduction for
fees, expenses or taxes	4.84%	5.53%	5.76%

* Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.
** Unlike the series, the Lehman Index is not composed of bonds of a single state.

What this series is — and isn’t

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the North Carolina series in the table below.

Fee table

	Class A	Class B*	Class C

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	4.50	none	none
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none**	4.00	1.00

Annual fund operating expenses (expenses paid from series assets)
% of average daily net assets
Management fees	0.55	0.55	0.55
Rule 12b-1 fee	none	0.50	0.75
Shareholder services fee	0.25	0.25	0.25
Other expenses	0.19	0.21	0.20

Total	0.99	1.51	1.75
*	Class B shares of the series are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds.
**	Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

Expense example

	1 Year	3 Years	5 Years	10 Years

Class A	$546	$751	$972	$1,608
Class B
with redemption	$554	$777	$1,024	$1,533***
without redemption	$154	$477	$824	$1,533***
Class C
with redemption	$278	$551	$949	$2,062
without redemption	$178	$551	$949	$2,062
*** Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

Rule 12b-1 fee: the fee paid to the fund’s distributor for financing the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series’ assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund’s distributor for shareholder account service and maintenance.

Other expenses: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees. Each series also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the series.

North Carolina Series 17

Ohio Series

Ticker Symbols	Class A:	PSOHX
	Class B:	POHBX
	Class C:	POHCX

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in this series of the fund. The bar chart shows the changes in the series’ Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total returns of each of the series’ share classes to those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include the series’ applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary from the performance of the series’ other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the series’ other share classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Year-by-year total returns as of 12/31 each year (%)
Class A shares

Average annual total returns as of 12/31/06

Share class/
inception date	1 Year	5 Years	10 Years

Class A (5/28/87)
returns before taxes	-0.45%	3.80%	4.37%

Class A
returns after taxes
on distributions	-0.45%	3.80%	4.30%

Class A
returns after taxes
on distributions and
sale of series shares	1.10%	3.85%	4.35%

Class B (1/15/93)
returns before taxes	-0.36%	3.87%	4.53%*

Class C (8/15/95)
returns before taxes	2.39%	3.97%	4.06%

Lehman Brothers
Municipal Bond Index**
reflects no deduction for
fees, expenses or taxes	4.84%	5.53%	5.76%

* Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.
** Unlike the series, the Lehman Index is not composed of bonds of a single state.

What this series is — and isn’t

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Ohio series in the table below.

Fee table

	Class A	Class B*	Class C

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	4.50	none	none
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none**	4.00	1.00

Annual fund operating expenses (expenses paid from series assets)
% of average daily net assets
Management fees	0.55	0.55	0.55
Rule 12b-1 fee	none	0.50	0.75
Shareholder services fee	0.25	0.25	0.25
Other expenses	0.11	0.12	0.12
Interest expense***	0.11	0.11	0.11

Total	1.02	1.53	1.78
*	Class B shares of the series are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds.
**	Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.
*** “Interest expense” represents for accounting purposes interest expense associated with the series’ investment in inverse floaters. Not shown in the table is the additional
	income generated by these investments which amounted approximately to the interest expense as shown.

Expense example

	1 Year	3 Years	5 Years	10 Years

Class A	$549	$760	$988	$1,642
Class B
with redemption	$556	$783	$1,034	$1,561 †
without redemption	$156	$483	$834	$1,561 †
Class C
with redemption	$281	$560	$964	$2,095
without redemption	$181	$560	$964	$2,095

† Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

Rule 12b-1 fee: the fee paid to the fund’s distributor for financing the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series’ assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund’s distributor for shareholder account service and maintenance.

Other expenses: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees. Each series also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the series.

Ohio Series 19

Pennsylvania Series

Ticker Symbols	Class A:	PTPAX
	Class B:	PPABX
	Class C:	PPACX

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in this series of the fund. The bar chart shows the changes in the series’ Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total returns of each of the series’ share classes to those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include the series’ applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary from the performance of the series’ other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the series’ other share classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Year-by-year total returns as of 12/31 each year (%)
Class A shares

Average annual total returns as of 12/31/06

Share class/
inception date	1 Year	5 Years	10 Years

Class A (7/30/87)
returns before taxes	-0.25%	4.25%	4.53%

Class A
returns after taxes
on distributions	-0.25%	4.24%	4.39%

Class A
returns after taxes
on distributions and
sale of series shares	1.15%	4.21%	4.44%

Class B (1/15/93)
returns before taxes	-0.02%	4.35%	4.68%*

Class C (8/15/95)
returns before taxes	2.69%	4.44%	4.21%

Lehman Brothers
Municipal Bond Index**
reflects no deduction for
fees, expenses or taxes	4.84%	5.53%	5.76%

* Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.
** Unlike the series, the Lehman Index is not composed of bonds of a single state.

What this series is — and isn’t

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Pennsylvania series in the table below.

Fee table

	Class A	Class B*	Class C

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	4.50	none	none
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none**	4.00	1.00

Annual fund operating expenses (expenses paid from series assets)
% of average daily net assets
Management fees	0.55	0.55	0.55
Rule 12b-1 fee	none	0.50	0.75
Shareholder services fee	0.25	0.25	0.25
Other expenses	0.14	0.16	0.13

Total	0.94	1.46	1.68
*	Class B shares of the series are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds.
**	Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

Expense example

	1 Year	3 Years	5 Years	10 Years

Class A	$542	$736	$947	$1,553
Class B
with redemption	$549	$762	$997	$1,476***
without redemption	$149	$462	$797	$1,476***
Class C
with redemption	$271	$530	$913	$1,987
without redemption	$171	$530	$913	$1,987
*** Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

Rule 12b-1 fee: the fee paid to the fund’s distributor for financing the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series’ assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund’s distributor for shareholder account service and maintenance.

Other expenses: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees. Each series also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the series.

Pennsylvania Series 21

Virginia Series

Ticker Symbols	Class A:	PSVAX
	Class B:	PVABX
	Class C:	PVACX

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in this series of the fund. The bar chart shows the changes in the series’ Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total returns of each of the series’ share classes to those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include the series’ applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary from the performance of the series’ other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the series’ other share classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Year-by-year total returns as of 12/31 each year (%)
Class A shares

Average annual total returns as of 12/31/06

Share class/
inception date	1 Year	5 Years	10 Years

Class A (8/01/91)
returns before taxes	-1.01%	3.52%	4.28%

Class A
returns after taxes
on distributions	-1.01%	3.52%	4.25%

Class A
returns after taxes
on distributions and
sale of series shares	0.73%	3.61%	4.30%

Class B (1/15/93)
returns before taxes	-0.82%	3.61%	4.43%*

Class C (8/15/95)
returns before taxes	1.92%	3.71%	3.98%

Lehman Brothers
Municipal Bond Index**
reflects no deduction for
fees, expenses or taxes	4.84%	5.53%	5.76%

* Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.
** Unlike the series, the Lehman Index is not composed of bonds of a single state.

What this series is — and isn’t

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Virginia series in the table below.

Fee table

	Class A	Class B*	Class C

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	4.50	none	none
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none**	4.00	1.00

Annual fund operating expenses (expenses paid from series assets)
% of average daily net assets
Management fees	0.55	0.55	0.55
Rule 12b-1 fee	none	0.50	0.75
Shareholder services fee	0.25	0.25	0.25
Other expenses	0.19	0.21	0.19
Interest expenses***	0.12	0.12	0.12

Total	1.10	1.61	1.84

*	Class B shares of the series are available only for dividend reinvestment and permitted exchanges of Class B shares of certain other funds.
**	Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.
*** “Interest expense” represents for accounting purposes interest expense associated with the series’ investment in inverse floaters. Not shown in the table is the additional
	income generated by these investments which amounted approximately to the interest expense as shown.

Expense example

	1 Year	3 Years	5 Years	10 Years

Class A	$558	$787	$1,034	$1,741
Class B
with redemption	$566	$814	$1,087	$1,667 †
without redemption	$166	$514	$887	$1,667 †
Class C
with redemption	$289	$585	$1,006	$2,180
without redemption	$189	$585	$1,006	$2,180

† Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

During the past fiscal year, Dreyfus assumed certain expenses of the Virginia series pursuant to an undertaking, reducing total expenses from 0.99% to 0.98% for Class A, from 1.51% to 1.49% for Class B, and from 1.73% to 1.72% for Class C shares. This undertaking was voluntary.

Rule 12b-1 fee: the fee paid to the fund’s distributor for financing the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series’ assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund’s distributor for shareholder account service and maintenance.

Other expenses: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees. Each series also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the series.

Virginia Series 23

FINANCIAL HIGHLIGHTS

Connecticut Series

The following tables describe the performance of each share class for the fiscal periods indicated. “Total return” shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the series’ financial statements, is included in the annual report, which is available upon request.

(Unaudited)
Six Months Ended
	October 31,		Year Ended April 30,
Class A	2006	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	11.78	12.11	11.90	12.19	11.86	11.72
Investment operations: Investment income — net [1]	.25	.51	.51	.52	.55	.57
Net realized and unrealized
gain (loss) on investments	.17	(.33)	.21	(.29)	.32	.14
Total from investment operations	.42	.18	.72	.23	.87	.71
Distributions: Dividends from investment
income — net	(.25)	(.51)	(.51)	(.52)	(.54)	(.57)
Net asset value, end of period	11.95	11.78	12.11	11.90	12.19	11.86

Total Return (%) [2]	3.61 [3]	1.52	6.17	1.84	7.51	6.16

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets [4]	1.20 [5]	1.13	1.04	.99	1.04	1.11

Ratio of net expenses to average net assets [4]	1.20 [5]	1.13	1.03	.99	1.04	1.11

Ratio of net investment income to average net assets	4.21	4.29	4.25	4.23	4.53	4.81

Portfolio turnover rate	26.50 [3]	14.24	20.07	34.08	38.11	15.96

Net assets, end of period ($ x 1,000)	260,544	259,930	274,204	281,559	305,076	301,044

[1] Based on average shares outstanding at each month end.
[2] Exclusive of sales charge.
[3] Not annualized.
[4] Ratio of total expenses to average net assets and ratio of net expenses to average net assets for all periods have been restated.This restatement has no impact on the series’ previously reported net assets, net investment income, net asset value or total return.
[5] Annualized.

(Unaudited)
Six Months Ended
	October 31,		Year Ended April 30,

Class B	2006	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	11.77	12.10	11.89	12.18	11.85	11.71

Investment operations: Investment income — net [1]	.22	.45	.45	.45	.48	.51

Net realized and unrealized
gain (loss) on investments	.17	(.33)	.21	(.29)	.33	.14

Total from investment operations	.39	.12	.66	.16	.81	.65

Distributions: Dividends from

investment income — net	(.22)	(.45)	(.45)	(.45)	(.48)	(.51)

Net asset value, end of period	11.94	11.77	12.10	11.89	12.18	11.85

Total Return (%) [2]	3.34 [3]	1.00	5.63	1.31	6.96	5.61

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets [4]	1.71 [5]	1.66	1.56	1.50	1.55	1.63

Ratio of net expenses to average net assets [4]	1.71 [5]	1.66	1.55	1.50	1.55	1.63

Ratio of net investment income to average net assets	3.69 [4]	3.76	3.73	3.71	4.01	4.28

Portfolio turnover rate	26.50 [3]	14.24	20.07	34.08	38.11	15.96

Net assets, end of period ($ x 1,000)	21,277	24,853	32,919	40,806	46,460	43,070
[1] Based on average shares outstanding at each month end.
[2] Exclusive of sales charge.
[3] Not annualized.
[4] Ratio of total expenses to average net assets and ratio of net expenses to average net assets for all periods have been restated.This restatement has no impact on the series’ previously reported net assets, net investment income, net asset value or total return.
[5] Annualized.

(Unaudited)
Six Months Ended
	October 31,		Year Ended April 30,

Class C	2006	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	11.76	12.09	11.88	12.16	11.84	11.70

Investment operations: Investment income — net [1]	.20	.42	.42	.42	.45	.48

Net realized and unrealized
gain (loss) on investments	.17	(.33)	.21	(.28)	.32	.14

Total from investment operations	.37	.09	.63	.14	.77	.62

Distributions: Dividends from investment

income — net	(.20)	(.42)	(.42)	(.42)	(.45)	(.48)

Net asset value, end of period	11.93	11.76	12.09	11.88	12.16	11.84

Total Return (%) [2]	3.22 [3]	.76	5.37	1.15	6.62	5.36

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets [4]	1.95 [5]	1.89	1.80	1.74	1.79	1.86

Ratio of net expenses to average net assets [4]	1.95 [5]	1.89	1.79	1.74	1.79	1.86

Ratio of net investment income to average net assets	3.44 [5]	3.52	3.49	3.47	3.77	4.03

Portfolio turnover rate	26.50 [3]	14.24	20.07	34.08	38.11	15.96

Net assets, end of period ($ x 1,000)	11,777	11,429	11,643	11,721	12,217	9,684

[1] Based on average shares outstanding at each month end.

[2] Exclusive of sales charge.

[3] Not annualized.

[4] Ratio of total expenses to average net assets and ratio of net expenses to average net assets for all periods have been restated. This restatement has no impact on the series’ previously reported net assets, net investment income, net asset value or total return.
[5] Annualized.

Connecticut Series 25

FINANCIAL HIGHLIGHTS

Florida Series

The following tables describe the performance of each share class for the fiscal periods indicated. “Total return” shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the series’ financial statements, is included in the annual report, which is available upon request.

(Unaudited)
Six Months Ended
	October 31,		Year Ended April 30,
Class A	2006	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	14.03	14.35	14.06	14.41	13.94	13.69
Investment operations: Investment income — net [1]	.29	.56	.56	.59	.62	.62
Net realized and unrealized
gain (loss) on investments	.27	(.32)	.29	(.35)	.47	.25
Total from investment operations	.56	.24	.85	.24	1.09	.87
Distributions: Dividends from investment
income — net	(.29)	(.56)	(.56)	(.59)	(.62)	(.62)
Dividends from net realized
gain on investments	—	—	—	—	—	(.00) [2]
Total distributions	(.29)	(.56)	(.56)	(.59)	(.62)	(.62)

Net asset value, end of period	14.30	14.03	14.35	14.06	14.41	13.94

Total Return (%) [3]	4.00 [4]	1.66	6.16	1.69	7.96	6.48

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96 [5]	.96	.97	.88	.94	.95

Ratio of net expenses to average net assets	.95 [5]	.95	.96	.88	.94	.94

Ratio of net investment income to average net assets	4.01 [5]	3.91	3.95	4.13	4.37	4.47

Portfolio turnover rate	6.66 [4]	8.74	3.39	11.62	25.52	52.76

Net assets, end of period ($ x 1,000)	78,730	81,940	89,691	99,251	109,664	112,641

[1] Based on average shares outstanding at each month end.
[2] Amount represents less than $.01 per share.
[3] Exclusive of sales charge.
[4] Not annualized.

[5] Annualized.

(Unaudited)
Six Months Ended
	October 31,		Year Ended April 30,

Class B	2006	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	14.03	14.34	14.06	14.40	13.93	13.68

Investment operations: Investment income — net [1]	.25	.48	.49	.52	.55	.55

Net realized and unrealized
gain (loss) on investments	.26	(.31)	.28	(.34)	.47	.25

Total from investment operations	.51	.17	.77	.18	1.02	.80

Distributions: Dividends from investment

income — net	(.25)	(.48)	(.49)	(.52)	(.55)	(.55)

Dividends from net realized
gain on investments	—	—	—	—	—	(.00) [2]

Total distributions	(.25)	(.48)	(.49)	(.52)	(.55)	(.55)

Net asset value, end of period	14.29	14.03	14.34	14.06	14.40	13.93

Total Return (%) [3]	3.67 [4]	1.22	5.56	1.25	7.43	5.94

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets	1.50 [5]	1.46	1.46	1.38	1.43	1.45

Ratio of net expenses to average net assets	1.49 [5]	1.45	1.46	1.37	1.43	1.44

Ratio of net investment income to average net assets	3.62 [5]	3.40	3.45	3.64	3.86	3.96

Portfolio turnover rate	6.66 [4]	8.74	3.39	11.62	25.52	52.76

Net assets, end of period ($ x 1,000)	6,434	7,252	8,852	10,193	13,012	9,332
[1] Based on average shares outstanding at each month end.
[2] Amount represents less than $.01 per share.
[3] Exclusive of sales charge.
[4] Not annualized.

[5] Annualized.

(Unaudited)
Six Months Ended
	October 31,		Year Ended April 30,

Class C	2006	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	14.03	14.35	14.06	14.41	13.94	13.69

Investment operations: Investment income — net [1]	.23	.45	.46	.49	.51	.51

Net realized and unrealized
gain (loss) on investments	.27	(.32)	.29	(.35)	.47	.26

Total from investment operations	.50	.13	.75	.14	.98	.77

Distributions: Dividends from investment

income — net	(.23)	(.45)	(.46)	(.49)	(.51)	(.52)

Dividends from net realized
gain on investments	—	—	—	—	—	(.00) [2]

Total distributions	(.23)	(.45)	(.46)	(.49)	(.51)	(.52)

Net asset value, end of period	14.30	14.03	14.35	14.06	14.41	13.94

Total Return (%) [3]	3.61 [4]	.91	5.39	.94	7.17	5.68

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.71 [5]	1.69	1.69	1.61	1.68	1.68

Ratio of net expenses to average net assets	1.70 [5]	1.68	1.68	1.61	1.68	1.67

Ratio of net investment income to average net assets	3.27 [5]	3.17	3.22	3.38	3.62	3.69

Portfolio turnover rate	6.66 [4]	8.74	3.39	11.62	25.52	52.76

Net assets, end of period ($ x 1,000)	4,068	4,060	4,871	4,659	3,897	2,663

[1]	Based on average shares outstanding at each month end.
[2]	Amount represents less than $.01 per share.
[3]	Exclusive of sales charge.
[4]	Not annualized.

[5]	Annualized.

Florida Series 27

FINANCIAL HIGHLIGHTS

Maryland Series

The following tables describe the performance of each share class for the fiscal periods indicated. “Total return” shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the series’ financial statements, is included in the annual report, which is available upon request.

(Unaudited)
Six Months Ended
	October 31,		Year Ended April 30,
Class A	2006	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	12.12	12.36	12.12	12.37	11.82	11.94
Investment operations: Investment income — net [1]	.24	.48	.48	.51	.55	.59
Net realized and unrealized
gain (loss) on investments	.18	(.24)	.24	(.25)	.55	(.10)
Total from investment operations	.42	.24	.72	.26	1.10	.49
Distributions: Dividends from investment
income — net	(.24)	(.48)	(.48)	(.51)	(.55)	(.59)
Dividends from net realized
gain on investments	—	(.00) [2]	—	—	(.00) [2]	(.02)
Total distributions	(.24)	(.48)	(.48)	(.51)	(.55)	(.61)

Net asset value, end of period	12.30	12.12	12.36	12.12	12.37	11.82

Total Return (%) [3]	3.51 [4]	1.96	6.03	2.12	9.49	4.19

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90 [5]	.91	.93	.92	.93	.92

Ratio of net expenses to average net assets	.89 [5]	.91	.93	.92	.93	.92

Ratio of net investment income to average net assets	3.94 [5]	3.87	3.90	4.15	4.53	4.93

Portfolio turnover rate	2.61 [4]	14.38	4.33	20.40	32.27	35.83

Net assets, end of period ($ x 1,000)	188,818	192,953	202,323	213,004	234,408	228,669

[1] Based on average shares outstanding at each month end.
[2] Amount represents less than $.01 per share.
[3] Exclusive of sales charge.
[4] Not annualized.

[5] Annualized.

(Unaudited)
Six Months Ended
	October 31,		Year Ended April 30,

Class B	2006	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	12.12	12.36	12.12	12.37	11.83	11.94

Investment operations: Investment income — net [1]	.21	.41	.42	.45	.49	.53

Net realized and unrealized
gain (loss) on investments	.18	(.24)	.24	(.25)	.54	(.09)

Total from investment operations	.39	.17	.66	.20	1.03	.44

Distributions: Dividends from investment

income — net	(.21)	(.41)	(.42)	(.45)	(.49)	(.55)

Dividends from net realized
gain on investments	—	(.00) [2]	—	—	(.00) [2]	(.02)

Total distributions	(.21)	(.41)	(.42)	(.45)	(.49)	(.55)

Net asset value, end of period	12.30	12.12	12.36	12.12	12.37	11.83

Total Return (%) [3]	3.25 [4]	1.43	5.49	1.61	8.86	3.75

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets	1.40 [5]	1.42	1.43	1.42	1.44	1.43

Ratio of net expenses to average net assets	1.39 [5]	1.42	1.43	1.42	1.44	1.43

Ratio of net investment income to average net assets	3.44 [5]	3.35	3.40	3.65	4.01	4.41

Portfolio turnover rate	2.61 [4]	14.38	4.33	20.40	32.27	35.83

Net assets, end of period ($ x 1,000)	26,080	29,140	37,811	50,140	57,892	52,833
[1] Based on average shares outstanding at each month end.
[2] Amount represents less than $.01 per share.
[3] Exclusive of sales charge.
[4] Not annualized.

[5] Annualized.

(Unaudited)
Six Months Ended
	October 31,		Year Ended April 30,

Class C	2006	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	12.12	12.37	12.12	12.38	11.83	11.94

Investment operations: Investment income — net [1]	.19	.38	.39	.41	.46	.50

Net realized and unrealized
gain (loss) on investments	.19	(.25)	.25	(.26)	.55	(.09)

Total from investment operations	.38	.13	.64	.15	1.01	.41

Distributions: Dividends from investment

income — net	(.19)	(.38)	(.39)	(.41)	(.46)	(.50)

Dividends from net realized
gain on investments	—	(.00) [2]	—	—	(.00) [2]	(.02)

Total distributions	(.19)	(.38)	(.39)	(.41)	(.46)	(.50)

Net asset value, end of period	12.31	12.12	12.37	12.12	12.38	11.83

Total Return (%) [3]	3.20 [4]	1.09	5.31	1.26	8.66	3.48

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets	1.66 [5]	1.69	1.69	1.68	1.70	1.67

Ratio of net expenses to average net assets	1.65 [5]	1.69	1.69	1.68	1.70	1.67

Ratio of net investment income to average net assets	3.18 [5]	3.10	3.14	3.37	3.74	4.15

Portfolio turnover rate	2.61 [4]	14.38	4.33	20.40	32.27	35.83

Net assets, end of period ($ x 1,000)	4,435	4,702	5,650	6,185	6,128	4,194

[1]	Based on average shares outstanding at each month end.
[2]	Amount represents less than $.01 per share.
[3]	Exclusive of sales charge.
[4]	Not annualized.

[5]	Annualized.

Maryland Series 29

FINANCIAL HIGHLIGHTS

Massachusetts Series

The following tables describe the performance of each share class for the fiscal periods indicated. “Total return” shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the series’ financial statements, is included in the annual report, which is available upon request.

(Unaudited)
Six Months Ended
	October 31,		Year Ended April 30,
Class A	2006	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	11.56	11.87	11.50	11.80	11.30	11.14
Investment operations: Investment income — net [1]	.23	.46	.46	.46	.50	.53
Net realized and unrealized
gain (loss) on investments	.21	(.29)	.39	(.21)	.50	.16
Total from investment operations	.44	.17	.85	.25	1.00	.69
Distributions: Dividends from investment
income — net	(.23)	(.46)	(.46)	(.46)	(.50)	(.53)

Dividends from net realized
gain on investments	—	(.02)	(.02)	(.09)	—	—
Total distributions	(.23)	(.48)	(.48)	(.55)	(.50)	(.53)

Net asset value, end of period	11.77	11.56	11.87	11.50	11.80	11.30

Total Return (%) [2]	3.88 [3]	1.48	7.54	2.15	9.04	6.25

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92 [4]	.92	.97	.99	.98	.97

Ratio of net expenses to average net assets	.92 [4]	.92	.97	.99	.98	.97

Ratio of net investment income to average net assets	4.00 [4]	3.92	3.96	3.94	4.35	4.66

Portfolio turnover rate	11.12 [3]	34.00	43.92	46.61	70.83	58.32

Net assets, end of period ($ x 1,000)	52,172	49,913	51,884	50,624	56,826	51,756

[1] Based on average shares outstanding at each month end.

[2] Exclusive of sales charge.

[3] Not annualized.

[4] Annualized.

(Unaudited)
Six Months Ended
	October 31,		Year Ended April 30,

Class B	2006	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	11.54	11.86	11.50	11.80	11.29	11.14

Investment operations: Investment income — net [1]	.20	.40	.40	.40	.44	.46

Net realized and unrealized
gain (loss) on investments	.21	(.30)	.38	(.21)	.51	.16

Total from investment operations	.41	.10	.78	.19	.95	.62

Distributions: Dividends from investment

income — net	(.20)	(.40)	(.40)	(.40)	(.44)	(.47)

Dividends from net realized
gain on investments	—	(.02)	(.02)	(.09)	—	—

Total distributions	(.20)	(.42)	(.42)	(.49)	(.44)	(.47)

Net asset value, end of period	11.75	11.54	11.86	11.50	11.80	11.29

Total Return (%) [2]	3.62 [3]	.86	6.89	1.62	8.58	5.61

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets	1.44 [4]	1.45	1.49	1.51	1.48	1.48

Ratio of net expenses to average net assets	1.44 [4]	1.45	1.49	1.51	1.48	1.48

Ratio of net investment income to average net assets	3.48 [4]	3.39	3.44	3.41	3.80	4.13

Portfolio turnover rate	11.12 [3]	34.00	43.92	46.61	70.83	58.32

Net assets, end of period ($ x 1,000)	4,582	5,188	6,239	6,990	6,944	4,611

[1] Based on average shares outstanding at each month end.

[2] Exclusive of sales charge.

[3] Not annualized.

[4] Annualized.

Massachusetts Series 31

FINANCIAL HIGHLIGHTS — MASSACHUSETTS SERIES (continued)

(Unaudited)
Six Months Ended
	October 31,		Year Ended April 30,

Class C	2006	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	11.56	11.88	11.51	11.82	11.31	11.15

Investment operations: Investment income — net [1]	.19	.37	.37	.38	.41	.42

Net realized and unrealized
gain (loss) on investments	.22	(.30)	.39	(.23)	.52	.17

Total from investment operations	.41	.07	.76	.15	.93	.59

Distributions: Dividends from investment

income — net	(.19)	(.37)	(.37)	(.37)	(.42)	(.43)

Dividends from net realized
gain on investments	—	(.02)	(.02)	(.09)	—	—

Total distributions	(.19)	(.39)	(.39)	(.46)	(.42)	(.43)

Net asset value, end of period	11.78	11.56	11.88	11.51	11.82	11.31

Total Return (%) [2]	3.58 [3]	.64	6.74	1.29	8.31	5.39

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets	1.66 [4]	1.66	1.72	1.74	1.71	1.72

Ratio of net expenses to average net assets	1.66 [4]	1.66	1.71	1.74	1.71	1.72

Ratio of net investment income to average net assets	3.25 [4]	3.18	3.20	3.15	3.50	3.81

Portfolio turnover rate	11.12 [3]	34.00	43.92	46.61	70.83	58.32

Net assets, end of period ($ x 1,000)	4,009	4,478	4,214	3,680	2,532	725

[1] Based on average shares outstanding at each month end.

[2] Exclusive of sales charge.

[3] Not annualized.

[4] Annualized.

	(Unaudited)
	Six Months Ended
	October 31,	Year Ended April 30,

Class Z	2006	2006	2005 [1]

Per-Share Data ($):
Net asset value, beginning of period	11.55	11.87	11.88

Investment operations: Investment income — net [2]	.25	.48	.25

Net realized and unrealized gain
(loss) on investments	.22	(.30)	.01

Total from investment operations	.47	.18	.26

Distributions: Dividends from investment income — net	(.25)	(.48)	(.25)

Dividends from net realized
gain on investments	—	(.02)	(.02)

Total distributions	(.25)	(.50)	(.27)

Net asset value, end of period	11.77	11.55	11.87

Total Return (%)	4.07 [3]	1.56	2.23[3]

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets	.73 [4]	.76	.77[4]

Ratio of net expenses to average net assets	.73 [4]	.75	.76[4]

Ratio of net investment income to average net assets	4.19 [4]	4.09	4.07[4]

Portfolio turnover rate	11.12 [3]	34.00	43.92

Net assets, end of period ($ x 1,000)	136,174	137,011	147,338

[1] From October 21, 2004 (commencement of initial offering) to April 30, 2005.
[2] Based on average shares outstanding at each month end.
[3] Not annualized.
[4] Annualized.

Massachusetts Series 33

FINANCIAL HIGHLIGHTS

Michigan Series

The following tables describe the performance of each share class for the fiscal periods indicated. “Total return” shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the series’ financial statements, is included in the annual report, which is available upon request.

(Unaudited)
Six Months Ended
	October 31,		Year Ended April 30,
Class A	2006	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	14.98	15.28	14.95	15.51	15.07	14.82
Investment operations: Investment income — net [1]	.32	.62	.65	.68	.72	.73
Net realized and unrealized
gain (loss) on investments	.31	(.30)	.33	(.56)	.44	.25
Total from investment operations	.63	.32	.98	.12	1.16	.98
Distributions: Dividends from investment
income — net	(.32)	(.62)	(.65)	(.68)	(.72)	(.73)
Net asset value, end of period	15.29	14.98	15.28	14.95	15.51	15.07

Total Return (%) [2]	4.22 [3]	2.11	6.68	.72	7.85	6.72

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets [4]	1.14 [5]	1.11	1.09	1.06	1.08	1.04

Ratio of net expenses to average net assets [4]	1.14 [5]	1.10	1.09	1.06	1.08	1.04

Ratio of net investment income to average net assets	4.15 [5]	4.08	4.30	4.39	4.70	4.86

Portfolio turnover rate	8.62 [3]	17.78	21.12	20.76	27.03	38.11

Net assets, end of period ($ x 1,000)	94,490	96,826	102,251	104,551	116,844	117,732

[1] Based on average shares outstanding at each month end.
[2] Exclusive of sales charge.
[3] Not annualized.
[4] Ratio of total expenses to average net assets and ratio of net expenses to average net assets for all periods have been restated.This restatement has no impact on the series’ previously reported net assets, net investment income, net asset value or total return.
[5] Annualized.

(Unaudited)
Six Months Ended
	October 31,		Year Ended April 30,

Class B	2006	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	14.98	15.28	14.95	15.51	15.06	14.82

Investment operations: Investment income — net [1]	.27	.54	.57	.60	.64	.65

Net realized and unrealized
gain (loss) on investments	.31	(.30)	.33	(.56)	.45	.24

Total from investment operations	.58	.24	.90	.04	1.09	.89

Distributions: Dividends from investment

income — net	(.27)	(.54)	(.57)	(.60)	(.64)	(.65)

Net asset value, end of period	15.29	14.98	15.28	14.95	15.51	15.06

Total Return (%) [2]	3.94 [3]	1.58	6.14	.21	7.38	6.11

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets [4]	1.70 [5]	1.65	1.62	1.56	1.58	1.54

Ratio of net expenses to average net assets [4]	1.70 [5]	1.63	1.61	1.56	1.58	1.54

Ratio of net investment income to average net assets	3.62 [5]	3.55	3.81	3.88	4.18	4.34

Portfolio turnover rate	8.62 [3]	17.78	21.12	20.76	27.03	38.11

Net assets, end of period ($ x 1,000)	2,838	3,926	6,114	9,347	11,449	10,201

[1] Based on average shares outstanding at each month end.

[2] Exclusive of sales charge.

[3] Not annualized.

[4] Ratio of total expenses to average net assets and ratio of net expenses to average net assets for all periods have been restated. This restatement has no impact on the series’ previously reported net assets, net investment income, net asset value or total return.
[5] Annualized.

(Unaudited)
Six Months Ended
	October 31,		Year Ended April 30,

Class C	2006	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	14.99	15.28	14.96	15.51	15.07	14.82

Investment operations: Investment income — net [1]	.26	.51	.54	.56	.60	.62

Net realized and unrealized
gain (loss) on investments	.31	(.29)	.32	(.55)	.45	.25

Total from investment operations	.57	.22	.86	.01	1.05	.87

Distributions: Dividends from investment

income — net	(.26)	(.51)	(.54)	(.56)	(.61)	(.62)

Net asset value, end of period	15.30	14.99	15.28	14.96	15.51	15.07

Total Return (%) [2]	3.84 [3]	1.44	5.84	.06	7.07	5.93

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets [4]	1.87 [5]	1.84	1.82	1.78	1.81	1.78

Ratio of net expenses to average net assets [4]	1.87 [5]	1.82	1.82	1.78	1.81	1.78

Ratio of net investment income to average net assets	3.42 [5]	3.35	3.59	3.66	3.93	4.05

Portfolio turnover rate	8.62 [3]	17.78	21.12	20.76	27.03	38.11

Net assets, end of period ($ x 1,000)	4,898	5,602	5,588	6,885	7,508	4,978

[1] Based on average shares outstanding at each month end.

[2] Exclusive of sales charge.

[3] Not annualized.

[4] Ratio of total expenses to average net assets and ratio of net expenses to average net assets for all periods have been restated. This restatement has no impact on the series’ previously reported net assets, net investment income, net asset value or total return.
[5] Annualized.

Michigan Series 35

FINANCIAL HIGHLIGHTS

Minnesota Series

The following tables describe the performance of each share class for the fiscal periods indicated. “Total return” shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the series’ financial statements, is included in the annual report, which is available upon request.

(Unaudited)
Six Months Ended
	October 31,		Year Ended April 30,
Class A	2006	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	15.17	15.42	15.19	15.57	14.88	14.60
Investment operations: Investment income — net [1]	.32	.64	.64	.65	.67	.70
Net realized and unrealized
gain (loss) on investments	.25	(.25)	.40	(.36)	.69	.28
Total from investment operations	.57	.39	1.04	.29	1.36	.98
Distributions: Dividends from investment
income — net	(.32)	(.64)	(.65)	(.65)	(.67)	(.70)
Dividends from net realized
gain on investments	—	—	(.16)	(.02)	—	—
Total distributions	(.32)	(.64)	(.81)	(.67)	(.67)	(.70)

Net asset value, end of period	15.42	15.17	15.42	15.19	15.57	14.88

Total Return (%) [2]	3.81 [3]	2.58	6.99	1.85	9.31	6.82

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets [4]	1.10 [5]	1.08	1.02	.98	1.01	1.02

Ratio of net expenses to average net assets [4]	1.09 [5]	1.07	1.01	.98	1.01	1.02

Ratio of net investment income to average net assets	4.19 [5]	4.19	4.21	4.20	4.39	4.71

Portfolio turnover rate	3.16 [3]	7.24	9.86	29.35	22.45	33.33

Net assets, end of period ($ x 1,000)	104,988	102,510	107,083	111,837	122,406	117,881

[1] Based on average shares outstanding at each month end.
[2] Exclusive of sales charge.
[3] Not annualized.
[4] Ratio of total expenses to average net assets and ratio of net expenses to average net assets for all periods have been restated.This restatement has no impact on the series’ previously reported net assets, net investment income, net asset value or total return.
[5] Annualized.

(Unaudited)
Six Months Ended
	October 31,		Year Ended April 30,

Class B	2006	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	15.19	15.44	15.22	15.59	14.90	14.62

Investment operations: Investment income — net [1]	.28	.56	.56	.57	.59	.62

Net realized and unrealized
gain (loss) on investments	.26	(.24)	.39	(.35)	.69	.28

Total from investment operations	.54	.32	.95	.22	1.28	.90

Distributions: Dividends from investment

income — net	(.28)	(.57)	(.57)	(.57)	(.59)	(.62)

Dividends from net realized
gain on investments	—	—	(.16)	(.02)	—	—

Total distributions	(.28)	(.57)	(.73)	(.59)	(.59)	(.62)

Net asset value, end of period	15.45	15.19	15.44	15.22	15.59	14.90

Total Return (%) [2]	3.61 [3]	2.06	6.36	1.40	8.74	6.26

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets [4]	1.61 [5]	1.59	1.53	1.48	1.51	1.53

Ratio of net expenses to average net assets [4]	1.60 [5]	1.58	1.52	1.48	1.51	1.53

Ratio of net investment income to average net assets	3.68 [5]	3.68	3.70	3.69	3.85	4.18

Portfolio turnover rate	3.16 [3]	7.24	9.86	29.35	22.45	33.33

Net assets, end of period ($ x 1,000)	9,797	10,420	12,621	16,493	18,089	13,714

[1] Based on average shares outstanding at each month end.
[2] Exclusive of sales charge.
[3] Not annualized.
[4] Ratio of total expenses to average net assets and ratio of net expenses to average net assets for all periods have been restated.This restatement has no impact on the series’ previously reported net assets, net investment income, net asset value or total return.
[5] Annualized.

(Unaudited)
Six Months Ended
	October 31,		Year Ended April 30,

Class C	2006	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	15.19	15.44	15.21	15.59	14.90	14.62

Investment operations: Investment income — net [1]	.26	.53	.53	.53	.55	.56

Net realized and unrealized
gain (loss) on investments	.26	(.25)	.39	(.36)	.69	.31

Total from investment operations	.52	.28	.92	.17	1.24	.87

Distributions: Dividends from investment

income — net	(.26)	(.53)	(.53)	(.53)	(.55)	(.59)

Dividends from net realized
gain on investments	—	—	(.16)	(.02)	—	—

Total distributions	(.26)	(.53)	(.69)	(.55)	(.55)	(.59)

Net asset value, end of period	15.45	15.19	15.44	15.21	15.59	14.90

Total Return (%) [2]	3.48 [3]	1.81	6.18	1.09	8.48	5.99

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets [4]	1.85 [5]	1.83	1.77	1.72	1.76	1.78

Ratio of net expenses to average net assets [4]	1.84 [5]	1.82	1.76	1.72	1.76	1.78

Ratio of net investment income to average net assets	3.44 [5]	3.43	3.45	3.43	3.61	3.85

Portfolio turnover rate	3.16 [3]	7.24	9.86	29.35	22.45	33.33

Net assets, end of period ($ x 1,000)	4,330	4,398	4,542	4,922	4,189	3,211
[1] Based on average shares outstanding at each month end.
[2] Exclusive of sales charge.
[3] Not annualized.
[4] Ratio of total expenses to average net assets and ratio of net expenses to average net assets for all periods have been restated.This restatement has no impact on the series’ previously reported net assets, net investment income, net asset value or total return.
[5] Annualized.

Minnesota Series 37

(Unaudited)
Six Months Ended
	October 31,		Year Ended April 30,

Class B	2006	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	13.75	14.03	13.70	13.99	13.42	13.20

Investment operations: Investment income — net [1]	.25	.48	.45	.48	.50	.54

Net realized and unrealized
gain (loss) on investments	.23	(.27)	.34	(.30)	.57	.22

Total from investment operations	.48	.21	.79	.18	1.07	.76

Distributions: Dividends from investment

income — net	(.25)	(.49)	(.46)	(.47)	(.50)	(.54)

Net asset value, end of period	13.98	13.75	14.03	13.70	13.99	13.42

Total Return (%) [2]	3.52 [3]	1.49	5.82	1.32	8.10	5.85

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets	1.52 [4]	1.51	1.49	1.46	1.46	1.45

Ratio of net expenses to average net assets	1.52 [4]	1.51	1.49	1.46	1.46	1.45

Ratio of net investment income to average net assets	3.59 [4]	3.49	3.28	3.42	3.65	4.04

Portfolio turnover rate	17.18 [3]	37.61	38.85	56.50	49.19	36.45

Net assets, end of period ($ x 1,000)	6,832	7,430	10,366	14,133	18,503	19,598

[1] Based on average shares outstanding at each month end.

[2] Exclusive of sales charge.

[3] Not annualized.

[4] Annualized.

(Unaudited)
Six Months Ended
	October 31,		Year Ended April 30,

Class C	2006	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	13.77	14.05	13.71	14.01	13.44	13.22

Investment operations: Investment income — net [1]	.23	.45	.42	.44	.47	.51

Net realized and unrealized
gain (loss) on investments	.23	(.28)	.34	(.30)	.57	.22

Total from investment operations	.46	.17	.76	.14	1.04	.73

Distributions: Dividends from investment

income — net	(.23)	(.45)	(.42)	(.44)	(.47)	(.51)

Net asset value, end of period	14.00	13.77	14.05	13.71	14.01	13.44

Total Return (%) [2]	3.39 [3]	1.25	5.64	1.00	7.83	5.60

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets	1.77 [4]	1.75	1.73	1.70	1.70	1.68

Ratio of net expenses to average net assets	1.77 [4]	1.75	1.73	1.70	1.70	1.68

Ratio of net investment income to average net assets	3.34	3.25	3.04	3.16	3.37	3.76

Portfolio turnover rate	17.18 [3]	37.61	38.85	56.50	49.19	36.45

Net assets, end of period ($ x 1,000)	1,650	1,678	2,287	2,031	1,890	1,423

[1] Based on average shares outstanding at each month end.
[2] Exclusive of sales charge.

[3] Not annualized.

[4] Annualized.

North Carolina Series 39

FINANCIAL HIGHLIGHTS

Ohio Series

The following tables describe the performance of each share class for the fiscal periods indicated. “Total return” shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the series’ financial statements, is included in the annual report, which is available upon request.

(Unaudited)
Six Months Ended
	October 31,		Year Ended April 30,

Class A	2006	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	12.50	12.78	12.48	12.84	12.48	12.29

Investment operations: Investment income — net [1]	.26	.52	.52	.52	.55	.58

Net realized and unrealized
gain (loss) on investments	.21	(.28)	.30	(.36)	.36	.19

Total from investment operations	.47	.24	.82	.16	.91	.77

Distributions: Dividends from investment

income — net	(.26)	(.52)	(.52)	(.52)	(.55)	(.58)

Net asset value, end of period	12.71	12.50	12.78	12.48	12.84	12.48

Total Return (%) [2]	3.81 [3]	1.92	6.70	1.25	7.39	6.35

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets	1.03 [4,5]	1.02 [5]	.97 [5]	.94 [5]	.93 [5]	.92

Ratio of net expenses to average net assets	1.03 [4,5]	1.02 [5]	.97 [5]	.94 [5]	.93 [5]	.92

Ratio of net investment income to average net assets	4.12 [4,5]	4.12	4.12	4.09	4.33	4.64

Portfolio turnover rate	11.82 [3]	13.57	5.30	18.49	48.42	32.20

Net assets, end of period ($ x 1,000)	185,182	184,312	189,946	198,836	212,474	210,000

[1] Based on average shares outstanding at each month end.

[2] Exclusive of sales charge.

[3] Not annualized.

[4] Annualized.

[5] Ratio of total expenses to average net assets and ratio of net expenses to average net assets have been restated.This restatement has no impact on the series’ previously reported net assets, net investment income, net asset value or total return.

(Unaudited)
Six Months Ended
	October 31,		Year Ended April 30,

Class B	2006	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	12.50	12.78	12.48	12.84	12.48	12.29

Investment operations: Investment income — net [1]	.23	.46	.45	.46	.48	.51

Net realized and unrealized
gain (loss) on investments	.21	(.28)	.31	(.36)	.36	.20

Total from investment operations	.44	.18	.76	.10	.84	.71

Distributions: Dividends from investment

income — net	(.23)	(.46)	(.46)	(.46)	(.48)	(.52)

Net asset value, end of period	12.71	12.50	12.78	12.48	12.84	12.48

Total Return (%) [2]	3.54 [3]	1.40	6.15	.74	6.86	5.82

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets	1.56 [4,5]	1.53 [5]	1.48 [5]	1.45 [5]	1.43 [5]	1.42

Ratio of net expenses to average net assets	1.56 [4,5]	1.53 [5]	1.48 [5]	1.45 [5]	1.43 [5]	1.42

Ratio of net investment income to average net assets	3.60 [4,5]	3.61	3.61	3.59	3.82	4.13

Portfolio turnover rate	11.82 [3]	13.57	5.30	18.49	48.42	32.20

Net assets, end of period ($ x 1,000)	17,745	22,108	28,740	37,779	45,655	40,904

[1] Based on average shares outstanding at each month end.

[2] Exclusive of sales charge.

[3] Not annualized.

[4] Annualized.

[5] Ratio of total expenses to average net assets and ratio of net expenses to average net assets have been restated.This restatement has no impact on the series’ previously reported net assets, net investment income, net asset value or total return.

(Unaudited)
Six Months Ended
	October 31,		Year Ended April 30,

Class C	2006	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	12.52	12.80	12.50	12.86	12.50	12.30

Investment operations: Investment income — net [1]	.21	.43	.42	.42	.45	.48

Net realized and unrealized
gain (loss) on investments	.21	(.28)	.31	(.36)	.36	.21

Total from investment operations	.42	.15	.73	.06	.84	.69

Distributions: Dividends from investment

income — net	(.21)	(.43)	(.43)	(.42)	(.45)	(.49)

Net asset value, end of period	12.73	12.52	12.80	12.50	12.86	12.50

Total Return (%) [2]	3.40 [3]	1.15	5.89	.48	6.60	5.65

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets	1.80 [4,5]	1.78 [5]	1.73 [5]	1.70 [5]	1.67 [5]	1.65

Ratio of net expenses to average net assets	1.80 [4,5]	1.77 [5]	1.73 [5]	1.70 [5]	1.67 [5]	1.65

Ratio of net investment income to average net assets	3.35 [4,5]	3.36	3.36	3.32	3.58	3.86

Portfolio turnover rate	11.82 [3]	13.57	5.30	18.49	48.42	32.20

Net assets, end of period ($ x 1,000)	9,757	9,939	10,406	11,051	10,163	9,407

[1] Based on average shares outstanding at each month end.

[2] Exclusive of sales charge.

[3] Not annualized.

[4] Annualized.

[5] Ratio of total expenses to average net assets and ratio of net expenses to average net assets have been restated.This restatement has no impact on the series’ previously reported net assets, net investment income, net asset value or total return.

Ohio Series 41

FINANCIAL HIGHLIGHTS

Pennsylvania Series

The following tables describe the performance of each share class for the fiscal periods indicated. “Total return” shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the series’ financial statements, is included in the annual report, which is available upon request.

(Unaudited)
Six Months Ended
	October 31,		Year Ended April 30,

Class A	2006	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	15.88	16.19	15.78	16.13	15.47	15.40

Investment operations: Investment income — net [1]	.31	.62	.62	.63	.66	.72

Net realized and unrealized
gain (loss) on investments	.36	(.31)	.41	(.34)	.69	.07

Total from investment operations	.67	.31	1.03	.29	1.35	.79

Distributions: Dividends from investment

income — net	(.31)	(.62)	(.62)	(.63)	(.66)	(.71)

Dividends from net realized
gain on investments	—	—	—	(.01)	(.03)	(.01)

Total distributions	(.31)	(.62)	(.62)	(.64)	(.69)	(.72)

Net asset value, end of period	16.24	15.88	16.19	15.78	16.13	15.47

Total Return (%) [2]	4.27 [3]	1.89	6.62	1.78	8.86	5.18

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets	.93 [4]	.94	.95	.94	.94	.93

Ratio of net expenses to average net assets	.92 [4]	.94	.95	.94	.94	.93

Ratio of net investment income to average net assets	3.87 [4]	3.82	3.86	3.92	4.16	4.60

Portfolio turnover rate	4.66 [3]	11.89	10.18	6.39	33.76	36.46

Net assets, end of period ($ x 1,000)	147,087	147,733	155,436	161,796	191,003	190,173

[1] Based on average shares outstanding at each month end.

[2] Amount represents less than $.01 per share.

[3] Not annualized.

[4] Annualized.

(Unaudited)
Six Months Ended
	October 31,		Year Ended April 30,

Class B	2006	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	15.87	16.18	15.77	16.11	15.46	15.38

Investment operations: Investment income — net [1]	.27	.53	.53	.55	.58	.64

Net realized and unrealized
gain (loss) on investments	.36	(.31)	.42	(.34)	.68	.08

Total from investment operations	.63	.22	.95	.21	1.26	.72

Distributions: Dividends from investment

income — net	(.27)	(.53)	(.54)	(.54)	(.58)	(.72)

Dividends from net realized
gain on investments	—	—	—	(.01)	(.03)	(.01)

Total distributions	(.27)	(.53)	(.54)	(.55)	(.61)	(.64)

Net asset value, end of period	16.23	15.87	16.18	15.77	16.11	15.46

Total Return (%) [2]	4.00 [3]	1.37	6.08	1.32	8.25	4.72

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets	1.45 [4]	1.46	1.46	1.45	1.45	1.43

Ratio of net expenses to average net assets	1.44 [4]	1.46	1.46	1.45	1.45	1.43

Ratio of net investment income to average net assets	3.36 [4]	3.30	3.35	3.41	3.65	4.08

Portfolio turnover rate	4.66 [3]	11.89	10.18	6.39	33.76	36.46

Net assets, end of period ($ x 1,000)	18,705	21,799	29,280	35,356	42,076	40,775

[1] Based on average shares outstanding at each month end.

[2] Amount represents less than $.01 per share.

[3] Not annualized.

[4] Annualized.

(Unaudited)
Six Months Ended
	October 31,		Year Ended April 30,

Class C	2006	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	15.89	16.20	15.79	16.14	15.48	15.40

Investment operations: Investment income — net [1]	.25	.50	.50	.51	.54	.60

Net realized and unrealized
gain (loss) on investments	.36	(.31)	.41	(.34)	.69	.09

Total from investment operations	.61	.19	.91	.17	1.23	.69

Distributions: Dividends from investment

income — net	(.25)	(.50)	(.50)	(.51)	(.54)	(.60)

Dividends from net realized
gain on investments	—	—	—	(.01)	(.03)	(.01)

Total distributions	(.25)	(.50)	(.50)	(.52)	(.57)	(.61)

Net asset value, end of period	16.25	15.89	16.20	15.79	16.14	15.48

Total Return (%) [2]	3.88 [3]	1.15	5.83	1.03	8.07	4.48

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets	1.67 [4]	1.68	1.69	1.68	1.67	1.66

Ratio of net expenses to average net assets	1.66 [4]	1.68	1.69	1.68	1.67	1.66

Ratio of net investment income to average net assets	3.12 [4]	3.08	3.11	3.18	3.44	3.83

Portfolio turnover rate	4.66 [3]	11.89	10.18	6.39	33.76	36.46

Net assets, end of period ($ x 1,000)	3,135	2,932	2,839	2,659	3,036	3,568

[1]	Based on average shares outstanding at each month end.

[2]	Amount represents less than $.01 per share.

[3]	Not annualized.

[4]	Annualized.

Pennsylvania Series 43

FINANCIAL HIGHLIGHTS

Virginia Series

The following tables describe the performance of each share class for the fiscal periods indicated. “Total return” shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the series’ financial statements, is included in the annual report, which is available upon request.

(Unaudited)
Six Months Ended
	October 31,		Year Ended April 30,

Class A	2006	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	16.61	17.04	16.73	17.17	16.68	16.51

Investment operations: Investment income — net [1]	.34	.69	.66	.68	.76	.79

Net realized and unrealized
gain (loss) on investments	.23	(.43)	.31	(.44)	.49	.17

Total from investment operations	.57	.26	.97	.24	1.25	.96

Distributions: Dividends from investment

income — net	(.34)	(.69)	(.66)	(.68)	(.76)	(.79)

Net asset value, end of period	16.84	16.61	17.04	16.73	17.17	16.68

Total Return (%) [2]	3.49 [3]	1.51	5.87	1.39	7.64	5.86

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets [4]	1.15 [5]	1.11	1.06	1.04	1.11	1.13

Ratio of net expenses to average net assets [4]	1.15 [5]	1.10	1.05	1.04	1.11	1.13

Ratio of net investment income to average net assets	4.10 [5]	4.06	3.88	3.99	4.49	4.68

Portfolio turnover rate	10.85 [3]	41.99	36.57	75.03	46.83	18.46

Net assets, end of period ($ x 1,000)	59,351	60,998	66,155	68,341	72,390	72,249

[1] Based on average shares outstanding at each month end.

[2] Exclusive of sales charge.

[3] Not annualized.

[4] Ratio of total expenses to average net assets and ratio of net expenses to average net assets for all periods have been restated.This restatement has no impact on the series’ previously reported net assets, net investment income, net asset value or total return.
[5] Annualized.

(Unaudited)
Six Months Ended
	October 31,		Year Ended April 30,

Class B	2006	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	16.60	17.04	16.72	17.17	16.67	16.51

Investment operations: Investment income — net [1]	.30	.60	.56	.59	.67	.70

Net realized and unrealized
gain (loss) on investments	.24	(.44)	.33	(.45)	.51	.16

Total from investment operations	.54	.16	.89	.14	1.18	.86

Distributions: Dividends from investment

income — net	(.30)	(.60)	(.57)	(.59)	(.68)	(.70)

Net asset value, end of period	16.84	16.60	17.04	16.72	17.17	16.67

Total Return (%) [2]	3.29 [3]	.94	5.40	.82	7.17	5.26

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets [4]	1.66 [5]	1.63	1.58	1.55	1.61	1.64

Ratio of net expenses to average net assets [4]	1.66 [5]	1.61	1.56	1.55	1.61	1.64

Ratio of net investment income to average net assets	3.59 [5]	3.55	3.37	3.48	3.98	4.17

Portfolio turnover rate	10.85 [3]	41.99	36.57	75.03	46.83	18.46

Net assets, end of period ($ x 1,000)	5,183	5,796	7,465	9,761	14,593	16,265

[1] Based on average shares outstanding at each month end.

[2] Exclusive of sales charge.

[3] Not annualized.

[4] Ratio of total expenses to average net assets and ratio of net expenses to average net assets for all periods have been restated.This restatement has no impact on the series’ previously reported net assets, net investment income, net asset value or total return.
[5] Annualized.

(Unaudited)
Six Months Ended
	October 31,		Year Ended April 30,

Class C	2006	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	16.60	17.03	16.71	17.16	16.66	16.50

Investment operations: Investment income — net [1]	.28	.56	.53	.56	.63	.66

Net realized and unrealized
gain (loss) on investments	.23	(.43)	.32	(.46)	.51	.16

Total from investment operations	.51	.13	.85	.10	1.14	.82

Distributions: Dividends from investment

income — net	(.28)	(.56)	(.53)	(.55)	(.64)	(.66)

Net asset value, end of period	16.83	16.60	17.03	16.71	17.16	16.66

Total Return (%) [2]	3.10 [3]	.76	5.16	.58	6.92	5.01

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets [4]	1.90 [5]	1.86	1.80	1.78	1.85	1.87

Ratio of net expenses to average net assets [4]	1.90 [5]	1.84	1.79	1.78	1.85	1.87

Ratio of net investment income to average net assets	3.35 [5]	3.32	3.14	3.25	3.74	3.92

Portfolio turnover rate	10.85 [3]	41.99	36.57	75.03	46.83	18.46

Net assets, end of period ($ x 1,000)	2,746	2,887	3,314	3,518	4,055	3,286

[1] Based on average shares outstanding at each month end.

[2] Exclusive of sales charge.

[3] Not annualized.

[4] Ratio of total expenses to average net assets and ratio of net expenses to average net assets for all periods have been restated.This restatement has no impact on the series’ previously reported net assets, net investment income, net asset value or total return.
[5] Annualized.

Virginia Series 45

MANAGEMENT

Investment adviser

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $191 billion in approximately 200 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation (Mellon Financial), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world’s leading providers of financial services for institutions, corporations and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial has approximately $5.5 trillion in assets under management, administration or custody, including $995 billion under management.

For the past fiscal year, the fund paid Dreyfus a monthly management fee at the annual rate shown below as a percentage of the series’ average daily net assets.These fees reflect any fee waivers or expense reimbursements that may have been in effect.

Effective annual rate of
Name of series	management fee paid

Connecticut	0.55%
Florida	0.55%
Maryland	0.55%
Massachusetts	0.55%
Michigan	0.55%
Minnesota	0.55%
North Carolina	0.55%
Ohio	0.50%
Pennsylvania	0.55%
Virginia 0.54%

A discussion regarding the basis for the board’s approving the fund’s management agreement with Dreyfus is available in the fund’s semiannual report for the fiscal period ended October 31, 2006.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. (BNY) announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of BNY’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and BNY expect the transaction to be completed in the third quarter of 2007.

The Dreyfus asset management philosopy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

Joseph P. Darcy has been the primary portfolio manager of the Virginia series since August 2006. Mr. Darcy joined Dreyfus in 1994 and is a portfolio manager/trader in the municipal securities group.

James Welch has been the primary portfolio manager of each of the Connecticut series and Massachusetts series since November 2001. Mr. Welch joined Dreyfus as a senior portfolio manager in the municipal securities group in October 2001. For the five years prior thereto, Mr.Welch was a senior vice president and a member of the portfolio management team at Bay Back Advisors.

Douglas J. Gaylor has been the primary portfolio manager of the Florida series since August 1999 and of each of the Maryland series and Pennsylvania series since he joined Dreyfus in January 1996.

W. Michael Petty has been the primary portfolio manager of each of the Michigan series, Minnesota series and Ohio series since August 1997. Mr. Petty has been employed by Dreyfus since June 1997.

Monica S.Wieboldt has been the primary portfolio manager of the North Carolina series since August 2006. Ms.Wieboldt joined Dreyfus in 1983 and is a portfolio manager/trader in the municipal securities group.

The fund’s Statement of Additional Information (SAI) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of fund shares.

Distributor

The fund’s distributor is Dreyfus Service Corporation (DSC), a wholly-owned subsidiary of Dreyfus. Dreyfus or DSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund to those intermediaries. Because those payments are not made by you or the fund, a series’ total expense ratio will not be affected by any such payments. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus’ or DSC’s own resources to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs.These payments sometimes are referred to as “revenue sharing.” From time to time, Dreyfus or DSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

Code of ethics

The fund, Dreyfus and DSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures.The primary purpose of the code is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

Management 47

Your Investment

SHAREHOLDER GUIDE

The Dreyfus Premier Funds are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described in this prospectus. Consult a representative of your plan or financial institution for further information.

This prospectus offers Class A, B, C and Z shares of the fund.

The fund’s Class B shares are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other funds advised by Dreyfus or by Founders Asset Management, LLC (Founders), an indirect subsidiary of Dreyfus, or certain eligible shares of Dreyfus Worldwide Dollar Money Market Fund, Inc.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends.

Deciding which class of shares to buy: Class A, C and Z shares

Each series of the fund offers Class A and C shares. Class Z shares generally are offered only to shareholders who received Class Z shares in exchange for their shares of Dreyfus Massachusetts Tax Exempt Bond Fund as a result of the reorganization of such fund. Class Z shares generally are not available for new accounts.The different classes of fund shares represent investments in the same portfolio of securities of the relevant series, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

When you invest in Class A shares you generally pay an initial sales charge. Class A shares have no ongoing Rule 12b-1 fees. Each class is subject to a shareholder services fee.

A more complete description of each class follows. You should review these arrangements with your financial representative before determining which class to invest in.

	Class A	Class C	Class Z *

Initial sales charge	up to 4.50%	none	none

Ongoing distribution fee
(Rule 12b-1 fee)	none	0.75%	none

Ongoing shareholder service fee	0.25%	0.25%	up to 0.25%

Contingent deferred sales charge	1% on sale of	1% on sale of	none
	shares bought	shares held for
	within one year	one year or less
without an initial
sales charge as
part of an
investment of
$1 million
or more

Conversion feature	no	no	no

Recommended purchase maximum	none	$1 million	none

* Massachusetts Series only. Class Z shares generally are not available for new accounts.

Class A share considerations

When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge. (See “Sales charge reductions and waivers.”)

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

  plan to own the shares for an extended period of time, since the higher ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class Z shares), Class A shares will always be the most advantageous choice.

Class A sales charges

	Sales charge	Sales charge
	as a % of	as a % of
Purchase amount	offering price	NAV

Less than $50,000	4.50%	4.70%
$50,000 to $99,999	4.00%	4.20%
$100,000 to $249,999	3.00%	3.10%
$250,000 to $499,999	2.50%	2.60%
$500,000 to $999,999	2.00%	2.00%
$1 million or more *	none	none
* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase
(except shares bought through dividend reinvestment).

Sales charge reductions and waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of Dreyfus Premier Funds or Dreyfus Founders Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

  Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Premier Funds or Dreyfus Founders Funds that was subject to a sales charge.
  For example, if you have $1 million invested in shares of certain other Dreyfus Premier Funds or Dreyfus Founders Funds, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privi- lege at any time on written notice.
  Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Premier Funds or Dreyfus Founders Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous pur- chases toward your goal.Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

Your Investment 49

SHAREHOLDER GUIDE (continued)

  Combine with family members. You can also count toward the amount of your investment all invest- ments in certain other Dreyfus Premier Funds or Dreyfus Founders Funds, in any class of shares, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent.
  Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See “How to Buy Shares” in the SAI.)

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

• full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates board members of Dreyfus and board members of the Dreyfus Family of Funds full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund’s distributor
  “wrap” accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund’s distributor specifying operating policies and standards qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts qualified investors who (i) purchase Class A shares directly through the fund’s distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Dreyfus-managed fund, including the fund, or a Founders-managed fund since on or before February 28, 2006.
  investors with the cash proceeds from the investor’s exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus- managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund’s dis- tributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse or minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options members of qualified affinity groups who pur- chase Class A shares directly through the fund’s distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

Class C share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, you will pay ongoing Rule 12b-1 fees. Over time these fees may cost you more than paying an initial sales charge on Class A shares.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more.While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Class Z share considerations: Massachusetts series only

Class Z shares generally are not available for new accounts.

Class Z shares generally are offered only to shareholders of the Massachusetts series who received Class Z shares in exchange for their shares of Dreyfus Massachusetts Tax Exempt Bond Fund as a result of the reorganization of such fund.

Class B share considerations

Class B shares sold within six years are subject to the following CDSCs:

Class B sales charges

CDSC as a % of
For shares	amount redeemed
sold in the:	subject to the charge

First year	4.00%
Second year	4.00%
Third year	3.00%
Fourth year	3.00%
Fifth year	2.00%
Sixth year	1.00%
Thereafter	none

Class B shares also are subject to an annual Rule 12b-1 fee. Class B shares convert to Class A shares (which are not subject to a Rule 12b-1 fee) approximately six years after the date they were purchased.

CDSC waivers

The CDSC on Class A, B and C shares may be waived in the following cases:

  permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased redemptions made within one year of death or disability of the shareholder redemptions of Class B or Class C shares through the fund’s Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

Your Investment 51

SHAREHOLDER GUIDE (continued)

Buying shares

The net asset value (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Because each series seeks tax-exempt income, the series are not recommended for purchase in IRAs or other qualified retirement plans.

When calculating its NAV, the fund’s investments generally are valued by an independent pricing service approved by the fund’s board.The pricing service’s procedures are reviewed under the general supervision of the board. If valuations for investments (received from the pricing service or otherwise) are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund’s board. Fair value of investments may be done by the fund’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Using fair value to price investments may result in a value that is different from a security’s most recent price and from prices used by other mutual funds to calculate their net asset values.

Investments in certain municipal bonds and thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund’s shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbi-trage opportunities they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund’s NAV by short-term traders.While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see “Your Investment — Shareholder Guide — General Policies” for further information about the fund’s frequent trading policy.

Orders to buy and sell shares received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Minimum investments
	Initial	Additional

Regular accounts	$1,000	$100

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

Net asset value (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. Each series’ shares are offered at NAV, but Class A shares are subject to a front-end sales charge and Class B and Class C shares generally are subject to higher annual operating expenses and a CDSC.

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Any certificates representing series shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on series shares you acquired by reinvesting your series dividends. As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for additional details.

Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

If you are selling or exchanging Class Z shares of the Massachusetts series you have owned for less than 30 days, the fund may deduct a 1% redemption fee.

Subject to the exceptions described below, you will be subject to the fee whether you are holding your shares directly in your name or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party. If you hold your shares through an intermediary’s omnibus account, the intermediary is responsible for imposing the fee and remitting the fee to the fund.

The redemption fee will be charged and retained by the series on shares sold before the end of the required holding period. Dreyfus will use the “first-in, first-out” method to determine the holding period for the shares sold. Under this method, shares held the longest will be redeemed or exchanged first.The holding period commences on the day after your purchase order is effective.

The fund will not assess a redemption fee on fund shares (1) redeemed through automatic withdrawal plans or automatic exchange plans; (2) redeemed through certain comprehensive fee programs, such as wrap fee accounts and automated rebalancing or asset allocation programs offered by financial intermediaries (including those sponsored by Dreyfus or its affiliates); (3) acquired by the reinvestment of fund dividends or capital gain distributions; (4) redeemed by the fund (e.g., for failure to meet account minimums or to cover various fees); (5) purchased or redeemed by rollover, transfers and changes of account registration, provided that the investment remains in the fund; (6) purchased by other mutual funds, if approved by Dreyfus; (7) held in accounts in which there are legal or contractual restrictions on the imposition of a redemption fee as determined by the fund in its sole discretion; (8) redeemed as a result of death, disability or a Qualified Domestic Relations Order; (9) redeemed through the check-writing privilege, if any, and (10) converted from one share class to another in the fund.

Your Investment 53

SHAREHOLDER GUIDE (continued)

In addition, the fund will not impose redemption fees on certain types of retirement plan transactions processed through a participant recordkeeping system supported by Dreyfus or through third party recordkeepers. These transactions include: (1) redemptions of shares purchased with new contributions to the plan, such as payroll contributions, excess contributions, and loan repayments; (2) shares redeemed for withdrawals and distributions, such as minimum required distributions, systematic withdrawal programs, and lump sum distributions; (3) shares redeemed by participation in automated account rebalancing programs or other systematic participant investment advice programs approved by the plan sponsor; (4) shares purchased or redeemed as a result of plan sponsor decisions, such as changes in investment options, automated account rebalanc-ing programs, and plan termination or merger; (5) shares redeemed for loans, or following a hardship specified in the retirement plan documents; and (6) forfeitures or redemptions in connection with a participant’s termination of employment.

If you hold your shares through a financial intermediary that does not process your share transactions in an omnibus account, the intermediary is responsible for providing Dreyfus with the information necessary to enable you to receive any redemption fee waivers to which you may be entitled. The fund reserves the right to withdraw waivers in its sole discretion without notice if the fund determines that an account is engaging in frequent trading or other activities detrimental to the series.

Due to operational limitations or restrictions, retirement plans and intermediaries that maintain omnibus accounts with the fund may calculate redemption fees differently than the fund. However, redemptions made through a participant-initiated balance transfer will be subject to the fund’s redemption fee if such shares were purchased through a participant-initiated balance transfer. If you are investing in fund shares through an intermediary (or in the case of a 401(k) retirement plan, your plan sponsor) please contact the intermediary for more information on any differences in how the redemption fee may be applied to your investment in the fund.

Limitations on selling shares
by phone or online

Proceeds	Minimum	Maximum
sent by	phone/online	phone/online

Check*	no minimum	$250,000 per day
Wire	$1,000	$500,000 for joint
		accounts every 30 days/
		$20,000 per day
Dreyfus	$500	$500,000 for joint
TeleTransfer		accounts every 30 days/
		$20,000 per day

* Not available online on accounts whose address has been changed within the last 30 days.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

General policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors.

Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund’s board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund reserves the right to:

  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusu- al market conditions change its minimum or maximum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only during unusu- al market conditions or in cases of very large redemptions or excessive trading)
  “redeem in kind,” or make payments in securi- ties rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)
  refuse any purchase or exchange request, includ- ing those from any individual or group who, in Dreyfus’ view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading.A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor’s trading history in other accounts under common ownership or control, in other Dreyfus, Dreyfus Founders and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor’s future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade.At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Your Investment 55

SHAREHOLDER GUIDE (continued)

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus’ ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

To the extent that the fund significantly invests in thinly traded municipal bonds, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund’s redemption fee and frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs approved in writing by Dreyfus generally are not considered to be frequent trading.

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

DISTRIBUTIONS AND TAXES

Each series earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each series also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. Each series normally pays dividends once a month and capital gain distributions annually. Dividends and capital gain distributions of each series will be reinvested in the respective series unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Each series anticipates that virtually all dividends paid to you will be exempt from federal and, where applicable, from state income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

For state income tax purposes, distributions derived from interest on municipal securities of state issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to state personal income taxes.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a series when the series has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

Your Investment 57

SERVICES FOR FUND INVESTORS

The third party through whom you purchase series shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

For investing

Dreyfus Automatic	For making automatic investments
Asset Builder®	from a designated bank account.

Dreyfus Payroll	For making automatic investments
Savings Plan	through a payroll deduction.

Dreyfus Government	For making automatic investments
Direct Deposit	from your federal employment,
Privilege	Social Security or other regular
federal government check.

Dreyfus Dividend	For automatically reinvesting the
Sweep	dividends and distributions from
the fund into another Dreyfus fund
or certain Dreyfus Founders funds
(not available for IRAs).

For exchanging shares

Dreyfus Auto-	For making regular exchanges
Exchange Privilege	from the fund into another
Dreyfus fund or certain
Dreyfus Founders funds.

For selling shares

Dreyfus Automatic	For making regular withdrawals
Withdrawal Plan	from most Dreyfus funds. There will
be no CDSC on Class B or Class C
shares, as long as the amount of any
withdrawal does not exceed on an
annual basis 12% of the greater of the
account value at the time of the first
withdrawal under the plan, or at the
time of the subsequent withdrawal.

Checkwriting privilege (Classes A and Z only)

You may write redemption checks against your account for Class A or Class Z shares in amounts of $500 or more.These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege

You can exchange shares worth $500 or more from one class of a series into the same class of another Dreyfus Premier fund or Dreyfus Founders Fund. You can also exchange Class B shares into Class B shares of General Money Market Fund, Inc.You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). Although there is currently no fee for exchanges, the Massachusetts series may deduct a 1% redemption fee if you are selling or exchanging Class Z shares of such series you have owned for less than 30 days, and you also may be charged a sales load when exchanging into any fund that has a higher one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

58

Dreyfus Express® voice-activated account access (Class Z only)

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus funds, get price and yield information and much more —when it’s convenient for you — by calling 1-800-645-6561. Certain requests may require the services of a representative.

Reinvestment privilege

Upon written request you can reinvest up to the number of Class A shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account.This privilege may be used only once.

Account statements

Every fund investor automatically receives regular account statements.You’ll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Your Investment 59

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: The Dreyfus Family of Funds.

Select the appropriate DDA# for your series:

Connecticut	DDA# 8900119489
Florida	DDA# 8900119381
Maryland	DDA# 8900119403
Massachusetts	DDA# 8900119470
Michigan	DDA# 8900119411
Minnesota	DDA# 8900119438
North Carolina	DDA# 8900208635
Ohio	DDA# 8900119446
Pennsylvania	DDA# 8900119454
Virginia	DDA# 8900208678

Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

Your Investment 61

For More Information

Dreyfus Premier State
Municipal Bond Fund

SEC file number: 811-4906

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the applicable series’ performance, lists portfolio holdings and contains a letter from the series’ manager discussing recent market conditions, economic trends and series strategies that significantly affected the series’ performance during the last fiscal year. Each series’ most recent annual and semian-nual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will disclose each series’ complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings.The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com each series’ complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

To obtain information:

By telephone
Call your financial representative or 1-800-554-4611
By mail Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

© 2007 Dreyfus Service Corporation

May 21, 2007

DREYFUS PREMIER STATE MUNICIPAL BOND FUND

Supplement to Statement of Additional Information dated September 1, 2006 As revised, May 21, 2007

The Fund’s shareholders elected seven new Board members of the Fund. Each Board member, other than Mr. DiMartino, commenced their term on January 1, 2007. Although Mr. DiMartino has served as a Board member of the Fund since 1995, he previously had not stood for election by Fund shareholders.

Name (Age)	Principal Occupation
Position with Fund	During Past 5 Years	Other Board Memberships and Affiliations

Joseph S. DiMartino (63)	Corporate Director and Trustee	The Muscular Dystrophy Association,
Chairman of the Board		Director
(1995)		Century Business Services, Inc., a provider
of outsourcing functions for small and
medium size companies, Director
The Newark Group, a provider of a
national market of paper recovery
facilities, paperboard mills and
paperboard converting plants, Director
Sunair Services Corporation, a provider of
certain outdoor-related services to homes
and businesses, Director

David W. Burke (70)	Corporate Director and Trustee	John F. Kennedy Library Foundation,
Board Member		Director
(2007)

Diane Dunst (67)	President, Huntting House	None
Board Member (2007)	Antiques

Jay I. Meltzer (78)	Physician, Internist and	None
Board Member	Specialist in Clinical
(2007)	Hypertension
Clinical Professor of Medicine
at Columbia University &
College of Physicians and
Surgeons
Faculty Associate, Center for
Bioethics, Columbia
University

Name (Age)	Principal Occupation
Position with Fund	During Past 5 Years	Other Board Memberships and Affiliations

Daniel Rose (77)	Chairman and Chief Executive	Baltic-American Enterprise Fund, Vice
Board Member	Officer of Rose Associates,	Chairman and Director
(2007)	Inc., a New York based real	Harlem Educational Activities Fund, Inc.,
	estate development and	Chairman
	management firm	Housing Committee of the Real Estate
Board of New York, Inc., Director

Warren B. Rudman (76)	Of Counsel to (from January	Collins & Aikman Corporation, Director
Board Member	1993 to December 31, 2003,	Allied Waste Corporation, Director
(2007)	Partner in) the law firm Paul,	Raytheon Company, Director
	Weiss, Rifkind, Wharton &	Boston Scientific, Director
Garrison, LLP

Sander Vanocur (78)	President, Old Owl	None
Board Member	Communications
(2007)

DREYFUS PREMIER STATE MUNICIPAL BOND FUND

Connecticut Series	Minnesota
Series
Florida Series	North Carolina Series
Maryland Series	Ohio Series
Massachusetts Series	Pennsylvania Series
Michigan Series	Virginia Series

Minnesota Series

CLASS A, CLASS B, AND CLASS C SHARES
CLASS Z SHARES (Massachusetts Series Only)

STATEMENT OF ADDITIONAL INFORMATION

SEPTEMBER 1, 2006
AS REVISED, MAY 21, 2007

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the above-named series (each, a "Series") of Dreyfus Premier State Municipal Bond Fund (the "Fund"), dated September 1, 2006, as the Prospectus may be revised from time to time. To obtain a copy of the Fund's Prospectus, please call your financial adviser, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call 1-800-554-4611 (holders of Class Z shares of the Massachusetts Series should call 1-800-645-6561).

     The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

DESCRIPTION OF THE FUND AND SERIES

The Fund is a Massachusetts business trust that was formed on September 19, 1986. The Fund is an open-end management investment company, known as a municipal bond fund. As a municipal bond fund, each Series of the Fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Bonds").

The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as each Series' investment adviser.

Dreyfus Service Corporation (the "Distributor") is the distributor of each Series' shares.

Certain Portfolio Securities

     The following information supplements and should be read in conjunction with the Series' Prospectus.

     State Municipal Bonds. As a fundamental policy, each Series normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in Municipal Bonds of the State after which it is named, its political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from Federal and such State's personal income taxes (collectively, "State Municipal Bonds" or when the context so requires, "Connecticut Municipal Bonds", "Florida Municipal Bonds", "Maryland Municipal Bonds", "Massachusetts Municipal Bonds", etc.). To the extent acceptable State Municipal Bonds are at any time unavailable for investment by the Series, the Series will invest temporarily in other Municipal Bonds, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not State, personal income tax. Municipal Bonds generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Bonds are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments, which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Bonds include municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Bonds bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the securities' interest rate will change directly or inversely to changes in interest rates in an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Bonds are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related security and purchased and sold separately.

     The yields on Municipal Bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Bond market, size of a particular offering, maturity of the obligation and rating of the issue.

     Municipal Bonds include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax (AMT). Each Series may invest without limitation in

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such Municipal Bonds if the Manager determines that their purchase is consistent with the Series' investment objective.

Certain Tax Exempt Obligations. Each Series may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are obligations that permit the Series to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Series, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Series' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Series will meet the quality criteria established for the purchase of Municipal Bonds.

Tax Exempt Participation Interests. Each Series may purchase from financial institutions participation interests in Municipal Bonds (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Series an undivided interest in the Municipal Bonds in the proportion that the Series' participation interest bears to the total principal amount of the Municipal Bonds. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated or has been given a rating below that which otherwise is permissible for purchase by the Series, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Series will have the right to demand payment, on not more than seven days' notice, for all or any part of the Series' participation interest in the Municipal Bonds, plus accrued interest. As to these instruments, each Series intends to exercise its right to demand payment only upon a default under the terms of the Municipal Bonds, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

     Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations in which each Series may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully each Series' investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider: (a) whether the lease can be canceled; (b) what assurance there is that

B-3

the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant. Each Series will not invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities.

Tender Option Bonds. Each Series may purchase tender option bonds. A tender option bond is a Municipal Bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Manager, on behalf of the Series, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Bond, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Bond and for other reasons.

     A Series will purchase tender option bonds only when the Manager is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Bonds and that payment of any tender fees will not have the effect of creating taxable income for the Series. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

Custodial Receipts. Each Series may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Bonds which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Bonds deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. The interest rate on this class generally is expected to be below the coupon rate of the underlying Municipal Bonds and generally is at a level comparable to that of a Municipal Bond of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. The aggregate interest paid with respect to the two classes will not exceed the interest paid by the underlying Municipal Bonds. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Bond of comparable quality and maturity, which would increase the volatility of a Series' net asset value. These custodial receipts are sold in private placements. Each Series also may purchase directly from issuers, and not in a private placement, Municipal Bonds having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

B-4

Inverse Floaters. Each Series may invest in residual interest Municipal Bonds whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate Municipal Bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate Municipal Bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Series when short-term interest rates rise, and increase the interest paid to the Series when short-term interest rates fall. Investing in inverse floaters involves leveraging, which may magnify the Series’ gains or losses. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate Municipal Bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against the rising rates if exercised at an opportune time.

     Inverse floaters typically are derivative instruments created by depositing municipal bonds in a trust which divides the bond's income stream into two parts: a short-term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note. A Series may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market. When structuring an inverse floater, the Series will transfer to a trust fixed rate Municipal Bonds held in the Series’ portfolio. The trust then typically issues the inverse floaters and the variable rate demand notes that are collateralized by the cash flows of the fixed rate Municipal Bonds. In return for the transfer of the Municipal Bonds to the trust, the Series receives the inverse floaters and cash associated with the sale of the notes from the trust. Historically, for accounting purposes the Series have treated these transfers as sales of the Municipal Bonds (which yielded a gain or loss) and a purchase of the inverse floaters. However, as a result of recent changes in the Series’ accounting treatment of these transactions, each Series now treats these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the trusts and sold to third parties as liabilities of the Series. The financial statements of the relevant Series have been restated for certain periods to reflect these changes. These changes did not impact the net asset value, total return or net investment income of the Series. Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction.

Zero Coupon, Pay-In-Kind and Step-Up Municipal Bonds. Each Series may invest in zero coupon securities, which are Municipal Bonds issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date; pay-in-kind bonds, which are Municipal Bonds that generally pay interest through the issuance of additional bonds; and step-up bonds, which are Municipal Bonds that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. For zero coupon securities, the amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of Municipal Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of Municipal Bonds that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike Municipal Bonds which pay cash interest throughout the period to maturity, the Series will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Series may obtain no return at all on its investments.

B-5

Ratings of Municipal Bonds. Each Series will invest at least 70% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch" and, together with Moody's and S&P, the "Rating Agencies"). Each Series may invest up to 30% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated lower than Baa by Moody's and BBB by S&P and Fitch and as low as the lowest rating assigned by a Rating Agency. Municipal Bonds rated BBB by S&P and Fitch are regarded as having adequate capacity to pay principal and interest, while those rated Baa by Moody's are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics. If a security is not rated or is subject to some external agreement (such as a letter of credit) from a bank which was not considered when the security was rated, the Manager may determine that the security is of comparable quality to those rated securities in which a Series may invest. For purposes of the 70% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.

     The average distribution of investments (at value) in Municipal Bonds (including notes) by ratings for the fiscal year ended April 30, 2006, computed on a monthly basis, for each Series was as follows:

					Connecticut	Florida	Maryland
Fitch	or	Moody's	or	S&P	Series	Series	Series

AAA		Aaa		AAA	64.3%	83.6%	46.5%
AA		Aa		AA	5.3	8.6	35.1
A		A		A	5.6	.2	8.5
BBB		Baa		BBB	20.4	2.7	5.5
BB		Ba		BB	.9	–	.3
B		B		B	–	–	–
F-1		MIG 1/P-1		SP-1/A-1.1		1.2	.9
Not Rated		Not Rated		Not Rated	3.4 [1]	3.7 [2]	3.2 [3]

					100.0%	100.0%	100.0%

					Massachusetts	Michigan	Minnesota
Fitch	or	Moody's	or	S&P	Series	Series	Series

AAA		Aaa		AAA	53.8%	61.8%	47.3%
AA		Aa		AA	28.4	10.5	7.4
A		A		A	9.3	8.1	21.8
BBB		Baa		BBB	7.3	5.5	10.0
BB		Ba		BB	–	2.4	2.7
F-1		MIG 1/P-1		SP-1/A-1.8		–	.6
F-2		MIG 2/P-2		SP-2/A-2.3		–	–
Not Rated		Not Rated		Not Rated	.1 [4]	11.7 [5]	10.2 [6]

					100.0%	100.0%	100.0%

[1] Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aa/AA (1.8%), A/A (.2%) and Baa/BBB (1.4%).

[2] Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating category: Baa/BBB (3.5%) and B/B (.2%).

[3] Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Baa/BBB (1.3%), Ba/BB (1.8%) and Caa/CCC (.1%).

[4] Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating category: Baa/BBB (.1%).

[5] Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (4.2%), Baa/BBB (5.8%) and Ba/BB (1.7%).

[6] Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (4.8%), Baa/BBB (3.1%) and Ba/BB (2.3%).

					North Carolina	Ohio
Fitch	or	Moody's	or	S&P	Series	Series

AAA		Aaa		AAA	45.7%	68.4%
AA		Aa		AA	21.1	13.5
A		A		A	20.3	3.0
BBB		Baa		BBB	0.5	7.3
BB		Ba		BB	.6	.3
B		B		B	–	–
F-1		MIG 1/P-1		SP-1/A-1.9		.8
Not Rated		Not Rated		Not Rated	10.9 [7]	6.7 [8]

					100.0%	100.0%

7 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Baa/BBB (7.6%), Ba/BB (3.2%) and B/B (.1%).

8 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: A (.1%), Baa/BBB (3.8%) and Ba/BB (2.8%) .

					Pennsylvania	Virginia
Fitch	or	Moody's	or	S&P	Series	Series

AAA		Aaa		AAA	74.4%	49.6%
AA		Aa		AA	12.5	22.8
A		A		A	5.7	3.6
BBB		Baa		BBB	1.4	13.7
BB		Ba		BB	.2	.7
B		B		B	–	–
F-1		MIG 1/P-1		SP-1/A-1	2.4	.4
Not Rated		Not Rated		Not Rated	3.4 [9]	9.2 [10]

					100.0%	100.0%

     Subsequent to its purchase by a Series, an issue of rated Municipal Bonds may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event will require the sale of such Municipal Bonds by the Series, but the Manager will consider such event in determining whether the Series should continue to hold the Municipal Bonds. To the extent that the ratings given by a Rating Agency for Municipal Bonds may change as a result of changes in such organization or its rating system, the Series will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in the Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Bonds which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

9 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Baa/BBB (1.5%), Ba/BB (1.5%) and B/B (.4%).

10 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Baa/BBB (4.2%) and Ba/BB (5.0%) .

     Taxable Investments. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of a Series' net assets) or for temporary defensive purposes, each Series may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by a Series that are attributable to income earned by the Series from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of a Series' net assets be invested in Taxable Investments. When a Series has adopted a temporary defensive position, including when acceptable State Municipal Bonds are unavailable for investment by the Series, in excess of 20% of the Series' net assets may be invested in securities that are not exempt from Federal and, where applicable, State personal income taxes. Under normal market conditions, each Series anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

     Illiquid Securities. Each Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Series deems representative of their value, the value of the Series' net assets could be adversely affected.

     Investment Companies. Each Series may invest in securities issued by other investment companies. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a Series' investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Series' total assets with respect to any one investment company and (iii) 10% of the Series' total assets in the aggregate. As a shareholder of another investment company, a Series would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the Series bears directly in connection with its own operations. A Series also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Series' securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above. See "Lending Portfolio Securities."

Investment Techniques

     Borrowing Money. Each Series is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Each Series currently intends to borrow money only for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the value of a Series' total assets, the Series will not make any additional investments.

     The following information supplements and should be read in conjunction with the Fund's Prospectus. A Series' use of certain of the investment techniques described below may give rise to taxable income.

B-9

     Lending Portfolio Securities. Each Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, each Series remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities. Each Series also has the right to terminate a loan at any time. Each Series may call the loan to vote proxies if a material issue affecting the Series' investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Series' total assets (including the value of assets received as collateral for the loan). Each Series will receive collateral consisting of cash, U.S.

Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Series a loan premium fee. If the collateral consists of cash, the Series will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. The Series may participate in a securities lending program operated by Mellon Bank, N.A., as lending agent (the "Lending Agent"). The Lending Agent will receive a percentage of the total earnings of the Series derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Series may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Series will also bear the risk of any decline in value of securities acquired with cash collateral. A Series will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.

     Short-Selling. Each Series may make short sales of securities. In these transactions, a Series sells a security it does not own in anticipation of a decline in the market value of the security. A Series may make short-sales to hedge positions, for duration and risk management, to maintain portfolio flexibility or to enhance returns. To complete a short-sale transaction, the Series must borrow the security to make delivery to the buyer. The Series is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less the price at which the security was sold by the Series, which would result in a loss or gain, respectively.

     A Series will not sell securities short if, after effect is given to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Series' net assets. A Series may not make a short sale which results in the Series having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

     Until the Series closes its short position or replaces the borrowed security, the Series will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

     Derivatives. Each Series may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market and interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way for the Series to invest than "traditional" securities would. The derivatives each Series may use include options contracts, futures contracts, and options on futures contracts. The Series' portfolio manager may decide

     Each Series also may make short sales "against the box," in which the Series enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale. At no time will a Series have more than 15% of the value of its net assets in deposits on short sales against the box.

B-10

not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Series will succeed.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Series to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Series can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Series' performance.

     If a Series invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Series' return or result in a loss. A Series also could experience losses if its derivatives were poorly correlated with its other investments, or if the Series were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Series. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Series may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives.

Futures Transactions--In General. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less

     Neither the Fund nor any Series will be a commodity pool. The Fund has filed notice with the Commodity Futures Trading Commission and National Futures Association of its eligibility, as a registered investment company, for an exclusion from the definition of commodity pool operator and that the Fund is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

B-11

than the original sale price, the Series realizes a capital gain, or if it is more, the Series realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Series realizes a capital gain, or if it is less, the Series realizes a capital loss. Transaction costs also are included in these calculations.

     Each Series may enter into futures contracts in U.S. domestic markets. Engaging in these transactions involves risk of loss to the Series which could adversely affect the value of the Series' net assets. Although each Series intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Series to substantial losses.

     Successful use of futures and options with respect thereto by a Series also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if a Series uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Series will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Series has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Series may have to sell such securities at a time when it may be disadvantageous to do so.

Specific Futures Transactions. Each Series may purchase and sell interest rate futures contracts. An interest rate future obligates the Series to purchase or sell an amount of a specific debt security at a future date at a specific price.

     Each Series may purchase and sell municipal bond index futures contracts. Municipal bond index futures contracts are based on an index of Municipal Bonds. The index assigns relative values to the Municipal Bonds included in the index and fluctuates with changes in the market value of such Municipal Bonds. The contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash based upon the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

Options--In General. Each Series may purchase call and put options and write (i.e., sell) covered call and put option contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by a Series is a call option with respect to which the Series owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. A put option written by a Series is covered when, among other things, the Series segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise cover the transaction. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized

B-12

on the underlying securities alone. The Series receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Series is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. Each Series may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or indices listed on national securities exchanges or traded in the over-the-counter market. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the security comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

     Successful use by a Series of options will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Series may incur losses.

     Future Developments. A Series may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Series or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Series' investment objective and legally permissible for the Series. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

     Stand-By Commitments. Each Series may acquire "stand-by commitments" with respect to Municipal Bonds held in its portfolio. Under a stand-by commitment, the Series obligates a broker, dealer or bank to repurchase, at the Series' option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Series will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Series may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Bond and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. Each Series also may acquire call options on specific Municipal Bonds. A Series generally would purchase these call options to protect the Series from the issuer of the related Municipal Bond redeeming, or other holder of the call option from calling away, the Municipal Bond before maturity. The sale by the Series of a call option that it owns on a specific Municipal Bond could result in the receipt of taxable income by the Series.

B-13

     Forward Commitments. Each Series may purchase and sell Municipal Bonds and other securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Series enters into the commitment, but the Series does not make payment until it receives delivery from the counterparty. The Series will commit to purchase such securities only with the intention of actually acquiring the securities, but the Series may sell these securities before the settlement date if it is deemed advisable. The Series will segregate permissible liquid assets at least equal at all times to the amount of the Series' purchase commitments.

     Municipal Bonds or other securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Series to risks because they may experience such fluctuations prior to their actual delivery.

Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Series is fully or almost fully invested may result in greater potential fluctuation in the value of the Series' net assets and its net asset value per share.

Certain Investment Considerations and Risks

     Investing in Municipal Bonds. Each Series may invest more than 25% of the value of its total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, each Series may be subject to greater risk as compared to a municipal bond fund that does not follow this practice.

     Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Bonds may reduce the volume of Municipal Bonds qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Bonds available for purchase by the Series and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in a Series. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Bonds may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Bonds for investment by a Series so as to adversely affect its shareholders, the Series would reevaluate its investment objective and policies and submit possible changes in the Series' structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Bond as taxable, the Series would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

     Investing in State Municipal Bonds. Since each Series is concentrated in securities issued by the State after which it is named or entities within that State, an investment in a Series may involve greater risk than investments in certain other types of municipal bond funds. You should consider carefully the special risks inherent in the purchase of shares of a Series resulting from its purchase of the respective State's Municipal Bonds. Certain of the States have experienced financial difficulties, the recurrence of which could result in defaults or declines in the market values of various Municipal Bonds in which such Series invests. If there should be a default or other financial crisis relating to a State or an agency or municipality thereof, the market value and marketability of outstanding State Municipal Bonds in a Series' portfolio and the interest income to the Series could be adversely affected. You should review the

B-14

information in "Appendix A" which provides a brief summary of special investment considerations and risk factors relating to investing in the respective State's Municipal Bonds.

     Lower Rated Bonds. Each Series may invest up to 30% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities such as those rated Ba by Moody's or BB by S&P or Fitch or as low as the lowest rating assigned by the Rating Agencies (commonly known as "high yield" or "junk" bonds). They may be subject to greater risks and market fluctuations than certain lower yielding, higher rated fixed-income securities. See "Appendix B" for a general description of the Rating Agencies' ratings of municipal securities. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. Each Series will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

     The market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Series' ability to dispose of particular issues when necessary to meet the Series' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Series to obtain accurate market quotations for purposes of valuing the Series' portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

     These bonds may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower-rated bonds to repay principal and pay interest thereon which would increase the incidence of default for such securities. It is likely that any economic recession also would disrupt severely the market for such securities and may have an adverse impact on their value.

     The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds, pay-in-kind bonds and step-up coupon bonds, in which each Series may invest up to 5% of its total assets. In addition to the risks associated with the credit rating of the issuers, the market price of these securities may be very volatile during the period no interest is paid.

     Simultaneous Investments. Investment decisions for a Series are made independently from those of the other Series and investment companies advised by the Manager. If, however, such other Series or investment companies desire to invest in, or dispose of, the same securities as a Series, the Manager will ordinarily seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company and available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or

     The Series may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

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disposed of by the Series or the price paid or received by the Series. Each Series, together with other investment companies advised by the Manager and its affiliates, may own significant positions in certain Municipal Bond issues that, depending on market conditions, may affect adversely the Series' ability to dispose of some or all of such positions should it desire to do so.

Investment Restrictions

     Each Series' investment objective and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in State Municipal Bonds (or other instruments with similar economic characteristics) are fundamental policies, which cannot be changed as to a Series without approval by the holders of a majority (as defined in the 1940 Act) of such Series' outstanding voting shares. In addition, each Series has adopted investment restrictions numbered 1 through 8 as fundamental policies. Investment restrictions numbered 9 through 11 are not fundamental policies and may be changed, as to a Series, by a vote of a majority of the Fund's Board members at any time. No Series may:

     1. Purchase securities other than Municipal Bonds and Taxable Investments as those terms are defined above and in the Prospectus and those arising out of transactions in futures and options.

     2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Series' total assets). Transactions in futures and options and the entry into short sales transactions do not involve any borrowing for purposes of this restriction.

     3. Purchase securities on margin, but may make margin deposits in connection with transactions in futures, including those related to indices, and options on futures or indices.

     4. Underwrite the securities of other issuers, except that the Series may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Series may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Series from investing in Municipal Bonds secured by real estate or interests therein, or prevent the Series from purchasing and selling futures contracts, including those related to indices, and options on futures contracts or indices.

     6. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus; however, each Series may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of the Series' total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

     7. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

8. Invest in companies for the purpose of exercising control.

9. Purchase securities of other investment companies, except to the extent permitted under the

1940 Act.

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     10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts and options on futures contracts or indices will not be deemed to be pledges of assets.

     11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests that are not subject to the demand feature described in the Fund's Prospectus and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund's Prospectus on not more than seven days' notice if there is no secondary market), if, in the aggregate, more than 15% of the value of the Series' net assets would be so invested.

     For purposes of Investment Restriction No. 7, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 2, however, if borrowings exceed 33-1/3% of the value of the Series' total assets as a result of a change in values or assets, the Series must take steps to reduce such borrowings at least to the extent of such excess.

MANAGEMENT OF THE FUND

     The Fund's Board is responsible for the management and supervision of the Fund and approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

The Dreyfus Corporation	Investment Adviser
Dreyfus Service Corporation	Distributor
Dreyfus Transfer, Inc	Transfer Agent
The Bank of New York	Custodian

Board Members of the Fund*

     Board members of the Fund, together with information as to their position with the Fund, principal occupations and other Board memberships and affiliations, are shown below:

* None of the Board members are "interested persons" of the Fund, as defined in the 1940 Act.

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Name (Age)	Principal Occupation
Position With Fund (Since)	During Past 5 Years	Other Board Memberships and Affiliations

Joseph S. DiMartino (63)	Corporate Director and Trustee	The Muscular Dystrophy Association, Director
Chairman of the Board		Century Business Services, Inc., a provider of
(1995)		outsourcing functions for small and medium size
companies, Director
The Newark Group, a provider of a national market of
paper recovery facilities, paperboard mills and
paperboard converting plants, Director
Sunair Services Corporation, engaging in the design,
manufacture and sale of high frequency systems for
long-range voice and data communications, as well
as providing certain outdoor-related services to
homes and businesses, Director

Clifford L. Alexander, Jr. (73)	President of Alexander &	Mutual of America Life Insurance Company, Director
Board Member	Associates, Inc., a management
(1983)	consulting firm
(January 1981 – present)
Chairman of the Board of Moody's
Corporation
(October 2000 – October 2003)

Peggy C. Davis (63)	Shad Professor of Law,	None
Board Member	New York University School of
(1990)	Law (1983 – present)
Writer and teacher in the fields of
evidence, constitutional theory,
family law, social sciences and
the law, legal process and
professional methodology and
training

Ernest Kafka (74)	Physician engaged in private	None
Board Member	practice specializing in the
(1983)	psychoanalysis of adults and
adolescents (1962 – present)
Instructor, The New York
Psychoanalytic Institute
(1981 – present)
Associate Clinical Professor of
Psychiatry at Cornell Medical
School (1987 – 2002)

Nathan Leventhal (63)	A management consultant for	Movado Group, Inc., Director
Board Member	various non-profit organizations
(1989)	(May 2004 – present)
Chairman of the Avery-Fisher Artist
Program (November 1997 –
present)

     Board members are elected to serve for an indefinite term. The Fund has standing audit, governance/nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the audit committee is (i) to oversee the Fund's accounting and financial reporting processes and the audits of the Series' financial statements and (ii) to assist in the Board's oversight of the integrity of the Series' financial statements, the Fund's compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance. The Fund's governance/nominating committee, among other things, is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the governance/nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. The governance/nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the governance/nominating committee charter. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Fund also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Series' investments. The audit committee met four times and the governance/nominating and compensation committees each met once during the fiscal year ended April 30, 2006. The pricing committee had no meetings during the last fiscal year.

     The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2005.

Aggregate Holding of Funds
in the Dreyfus Family of Funds for which Responsible
Name of Board Member	Fund	as a Board Member

Joseph S. DiMartino	None	Over $100,000
Clifford L. Alexander, Jr.	None	Over $100,000
Peggy C. Davis	None	$1 – $10,000
Ernest Kafka	None	Over $100,000
Nathan Leventhal	None	$1 – $10,000

     As of December 31, 2005, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

     The Fund typically pays its Board members its allocated portion of an annual retainer fee of $50,000 and a fee of $6,500 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended for the Fund and 11 other funds (comprised of 23 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and per meeting attended fee of one-half the amount paid as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended April 30, 2006, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2005, was as follows:

		Total Compensation From the Fund
Name of Board	Aggregate Compensation	and Fund Complex Paid to
Member	from the Fund *	Board Member ( ** )

Joseph S. DiMartino	$8,452	$833,262 (184)
Clifford L. Alexander, Jr.	$6,758	$200,500 (60)
Peggy C. Davis	$6,758	$82,500 (23)
Ernest Kafka	$6,758	$83,000 (23)
Saul B. Klaman***	$3,137	$38,250 (23)

Nathan Leventhal	$6,758	$83,000 (23)

*	Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $4,097.
**	Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the
Series, for which the Board member serves.
***	Emeritus Board member as of January 18, 2000.

Officers of the Fund

J. DAVID OFFICER, President since December 2006. Chief Operating Officer, Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 190 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since

April, 1998.

MARK N. JACOBS, Vice President since March 2000. Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

JAMES WINDELS, Treasurer since November 2001. Director Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005. Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

B-20

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005. Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since

February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since

May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since

October 1990.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005. Senior Accounting Manager—Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the

Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005. Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005. Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005. Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since

November 1990.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 202 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004. Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 206 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

     The address of each Board Member and officer of the Fund is 200 Park Avenue, New York, New York 10166.

     The Fund's Board members and officers, as a group, owned less than 1% of each Series' voting securities outstanding on February 28, 2007. See "Information About the Fund" for a list of shareholders known by the Fund to own of record 5% or more of the Fund's outstanding voting securities as of February 28, 2007.

MANAGEMENT ARRANGEMENTS

     Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

     The Manager provides management services pursuant to the Management Agreement (the "Agreement") between the Manager and the Fund. As to each Series, the Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Series, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, as to each Series, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of such Series' shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Series, in the event of its assignment (as defined in the Act).

     The following persons are officers and/or directors of Dreyfus: Jonathan Little, Chair of the Board; Thomas F. Eggers, President, Chief Executive Officer and a director; Jonathan Baum, Vice Chair-Distribution; J. Charles Cardona, Vice Chair and a director; Diane P. Durnin, Vice Chair and a director; Phillip N. Maisano, Chief Investment Officer, Vice Chair and a director; J. David Officer, Chief Operating Officer, Vice Chair and a director; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Lisa A. Fox, Vice President-Human Resources; Anthony Mayo, Vice-President-Information Systems; Theodore A. Schachar, Vice President-Tax; Alex G. Sciulli, Vice President; Wendy H. Strutt, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Assistant Secretary; and Steven G. Elliott, David F. Lamere, and Ronald P. O'Hanley III, directors.

     The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of Mellon's Investment Ethics Committee (the "Committee"). Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

     The Manager maintains office facilities on behalf of the Fund and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain

B-22

other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents") in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. Shares of each Class are subject to an annual shareholder service fee and Class B and Class C shares are subject to an annual distribution fee. See "Distribution Plan and Shareholder Services Plans." Expenses attributable to a particular Series are charged against the assets of that Series; other expenses of the Fund are allocated among the Series on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Series.

     As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.55% of the value of each Series' average daily net assets. For the fiscal years ended April 30, 2004, 2005 and 2006, the management fee payable, the reduction in such fee pursuant to undertakings in effect, and the net management fee paid by each Series was as set forth below:

Name of Series	Management Fee Payable				Reduction in Fee			Net Fee Paid

	2004	2005	2006	2004	2005	2006	2004	2005	2006

Connecticut Series	$1,946,542	$1,778,981	$1,692,273	$0	$0	$0	$1,946,542	$1,778,981	$1,692,273
Florida Series	667,621	596,880	543,735	0	0	0	667,621	596,880	543,735
Maryland Series	1,585,589	1,417,154	1,301,803	0	0	0	1,585,589	1,417,154	1,301,803
Massachusetts Series	358,353	763,912	1,122,663	0	7,429	15,823	358,353	756,483	1,106,840
Michigan Series	717,932	644,354	610,424	0	0	0	717,932	644,354	610,424
Minnesota Series	769,759	690,200	669,904	0	0	0	769,759	690,200	669,904
North Carolina Series	461,523	424,426	398,988	0	0	0	461,523	424,426	398,988
Ohio Series	1,430,330	1,314,950	1,237,434	0	0	0	1,430,330	1,314,950	1,237,434
Pennsylvania Series	1,205,714	1,060,945	994,982	0	0	0	1,205,714	1,060,945	994,982

Virginia Series	479,476	432,774	404,784	134	4,723	11,364	479,342	428,051	393,420

     The Manager has agreed with respect to each Series that if in any fiscal year the aggregate expenses of a Series, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over such Series, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction of payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Series' net assets increases.

     Portfolio Managers. The Manager manages each Series' portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides each Series with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. Each Series' portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Colleen Meehan, W. Michael Petty, Bill Vasiliou, James Welch and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Series and for other funds advised by the Manager.

     Portfolio Manager Compensation. Portfolio manager compensation is comprised primarily of a market-based salary and an incentive compensation plan. The portfolio managers for each Series are compensated by Dreyfus or its affiliates and not by the Fund. The incentive compensation plan is comprised of three components: portfolio performance (approximately 60%), individual qualitative performance (approximately 20%) and Dreyfus financial performance as measured by Dreyfus' pre-tax net income (approximately 20%). Up to 10% of the incentive plan compensation may be paid in Mellon restricted stock.

     Portfolio performance is measured by a combination of yield (35%) and total return (65%) relative to the appropriate Lipper peer group. 1-year performance in each category is weighted at 40% and 3-year performance at 60%. The portfolio manager's performance is measured on either a straight average (each account weighted equally) or a combination of straight average and asset-weighted average. Generally, if the asset-weighted average is higher, then that is used to measure performance. If the straight average is higher, then typically an average of the two is used to measure performance.

     Individual qualitative performance is based on Dreyfus' Chief Investment Officer's evaluation of the portfolio manager's performance based on any combination of the following: marketing contributions; new product development; performance on special assignments; people development; methodology enhancements; fund growth/gain in market; and support to colleagues. The Chief Investment Officer may consider additional factors at his discretion.

     Portfolio managers are also eligible for Dreyfus' Long Term Incentive Plan. Under that plan, cash and/or Mellon restricted stock is awarded at the discretion of the Chief Investment Officer based on individual performance and contributions to the Investment Management Department and the Mellon organization.

     Additional Information About The Portfolio Managers. The following table lists the number and types of other accounts advised by each Series' primary portfolio manager and assets under management in those accounts as of the end of the relevant Series' fiscal year:

	Registered
	Investment Company
Primary	Accounts		Pooled	Assets	Other	Assets
Portfolio Managers		Assets	Accounts	Managed	Accounts	Managed
		Managed
Joseph P. Darcy[1]	4	$2.7 Billion	0	0	0	0
Douglas Gaylor[2]	8	$1.1 Billion	0	0	0	0
W. Michael Petty[3]	7	$2.6 Billion	0	0	0	0

[1] Primary portfolio manager of the Virginia Series.
[2] Primary portfolio manager of each of the Florida, Maryland and Pennsylvania Series.

B-24

James Welch [4]	6	$1.9 Billion	0	0	0	0

[3] Primary portfolio manager of each of the Michigan, Minnesota and Ohio Series.
[4] Primary portfolio manager of each of the Connecticut and Massachusetts Series.

B-25

	Registered
	Investment
Primary	Company		Pooled	Assets	Other	Assets
Portfolio Managers	Accounts	Assets Managed	Accounts	Managed	Accounts	Managed
Monica S. Wieboldt[5]	7	$1.9 Billion	0	0	0	0

None of the funds or accounts are subject to a performance-based advisory fee.

     The dollar range of Series shares beneficially owned by the primary portfolio managers are as follows as of the end of the Fund's fiscal year:

Portfolio Manager	Series Name	Dollar Range of Fund Shares Beneficially Owned
Joseph P. Darcy	Virginia Series	None

Douglas Gaylor	Florida Series	None
	Maryland Series	None
	Pennsylvania Series	None

W. Michael Petty	Michigan Series	None
	Minnesota Series	None
	Ohio Series	None

James Welch	Connecticut Series	None
	Massachusetts Series	None

Monica S. Wiebolt	North Carolina Series	None

     Portfolio managers at Dreyfus may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

     Potential conflicts of interest may arise because of Dreyfus' management of the Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' overall allocation of securities in that offering, or to increase Dreyfus' ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to a Series, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Series. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Series.

5 Primary portfolio manager of the North Carolina Series.

     Other Accounts may have investment objectives, strategies and risks that differ from those of the Series. For these or other reasons, the portfolio manager may purchase different securities for the Series and the Other Accounts, and the performance of securities purchased for the Series may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Series, which could have the potential to adversely impact the Series, depending on market conditions.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

     Dreyfus' goal is to provide high quality investment services to all of its clients, while meeting Dreyfus' fiduciary obligation to treat all clients fairly. Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of Dreyfus' portfolio managers.

     Distributor. The Distributor, a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.

     The Distributor compensates Service Agents for selling Class A shares subject to a contingent deferred sales charge ("CDSC"), and Class C shares at the time of purchase from its own assets. The Distributor also compensated certain Service Agents for selling Class B shares at the time of purchase from its own assets when the Series offered Class B shares; the Series no longer offer Class B shares except in connection with dividend reinvestment and permitted exchanges. The proceeds of the CDSC and fees pursuant to the Fund's Distribution Plan (described below), in part, are used to defray the expenses incurred by the Distributor in connection with the sale of the applicable Class of Series shares. The Distributor also may act as a Service Agent and retain sales loads and CDSCs and Distribution Plan fees. For purchases of Class A shares subject to a CDSC, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the amount invested. The Distributor generally will pay Service Agents 1% on new investments of Class C shares made through such Service Agents, and generally paid Service Agents 4% on new investments of Class B shares made through such Service Agents, of the net asset value of such shares purchased by their clients. With respect to Class B shares of a Series issued to shareholders in exchange for shares originally issued by a series of The Bear Stearns Funds (the "Acquired Fund"), the proceeds of any CDSC and fees pursuant to the Distribution Plan with respect to such Class B shares are payable to the Acquired Fund's former distributor to defray the expenses it incurred in connection with the sale of such shares when originally issued by the Acquired Fund.

     The amounts retained on the sale of Series' shares by the Distributor from sales loads and from CDSCs, as applicable, with respect to the Series' Class A, Class B and Class C shares, for the fiscal years ended April 30, 2004, 2005 and 2006 were as follows:

Name of Series		Class A

	Fiscal Year	Fiscal Year	Fiscal Year
	Ended 2004	Ended 2005	Ended 2006

Connecticut Series	$23,937	$14,509	$22,289
Florida Series	13,328	5,694	3,718
Maryland Series	23,564	9,767	11,504
Massachusetts Series	6,463	4,579	4,816
Michigan Series	5,711	6,860	9,985
Minnesota Series	5,863	27,903	4,586
North Carolina Series	3,612	2,505	3,830
Ohio Series	13,040	7,419	9,192
Pennsylvania Series	9,832	5,461	9,048

Virginia Series	6,768	3,584	4,266

Name of Series		Class B

	Fiscal Year	Fiscal Year	Fiscal Year
	Ended 2004	Ended 2005	Ended 2006

Connecticut Series	$81,559	$76,290	$71,499
Florida Series	64,232	33,600	8,520
Maryland Series	182,362	125,740	68,874
Massachusetts Series	13,090	12,041	18,004
Michigan Series	14,870	22,400	20,081
Minnesota Series	22,509	24,614	19,804
North Carolina Series	25,544	28,784	15,417
Ohio Series	83,767	68,046	42,948
Pennsylvania Series	89,278	61,283	38,262

Virginia Series	55,166	17,717	8,439

Name of Series		Class C

	Fiscal Year	Fiscal Year	Fiscal Year
	Ended 2004	Ended 2005	Ended 2006

Connecticut Series	$4,717	$604	$1,510
Florida Series	3,220	717	535
Maryland Series	1,847	1,876	619
Massachusetts Series	5,348	414	1,511
Michigan Series	5,137	1,099	974
Minnesota Series	1,491	616	78
North Carolina Series	399	1	10
Ohio Series	1,274	1	3,156
Pennsylvania Series	0	1	944

Virginia Series	542	619	3,752

     The Manager or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of a Series or provide other services. Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by a Series. These additional payments may be made to Service Agents, including affiliates that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid to Service Agents for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing". In some cases, these payments may create an incentive for a Service

Agent to recommend or sell shares of the Fund to you. Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

     From time to time, the Manager or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets or other entertainment; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

     Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York, New York 10166, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

     The Bank of New York (the "Custodian"), One Wall Street – 25th Floor, New York, New York 10286, is the Fund's custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.

HOW TO BUY SHARES

     General. Class A and Class C shares may be purchased only by clients of Service Agents, including the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent. You will be charged a fee if an investment check is returned unpayable.

     Class Z shares are offered by the Massachusetts Series only to shareholders of the Series who received Class Z shares in exchange for their shares of Dreyfus Massachusetts Tax Exempt Bond Fund as a result of the reorganization of such fund and who continue to maintain accounts with the Massachusetts Series at the time of purchase. In addition, certain broker-dealers and other financial institutions maintaining accounts with Dreyfus Massachusetts Tax Exempt Bond Fund at the time of the reorganization of such fund may open new accounts in Class Z of the Fund on behalf of qualified retirement plans and "wrap accounts" or similar programs. Class Z shares generally are not available for new accounts.

     As of June 1, 2006 (the "Effective Date"), Class B shares of each Series are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other funds advised by Dreyfus or by Founders Asset Management LLC ("Founders"), an indirect subsidiary of Dreyfus, or shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. held in an Exchange Account (as defined under "Shareholder Services—Fund Exchanges") as a result of a previous exchange of Class B shares. No new or subsequent investments, including through automatic investment plans, are allowed in Class B shares of any Series, except through dividend reinvestment or permitted exchanges. If you hold Class B shares and make a subsequent investment in Series shares, unless you specific the Class of shares you wish to purchase, such subsequent investment will be made in Class A shares and will be subject to any applicable sales load. For Class B shares outstanding on the Effective Date and Class B shares acquired upon reinvestment of dividends, all Class B attributes, including associated CDSC schedules, conversion to Class A features and Distribution and Shareholder Services Plan fees, will continue in effect.

     Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.

     The Fund reserves the right to reject any purchase order. The Fund will not establish an account for a "foreign financial institution," as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of a currency dealer or exchanger or a money transmitter.

     When purchasing Fund shares, you must specify which Series and Class is being purchased. Your Service Agent can help you choose the share class that is appropriate for your investment. The decision as to which Class of shares is most beneficial to you depends on a number of factors, including the amount and the intended length of your investment in the Fund. Please refer to the Fund's prospectus for a further discussion of those factors.

     In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

     Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. As discussed under "Management Arrangements – Distributor," Service Agents may receive revenue sharing payments from the Manager or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of the Fund instead of other mutual funds where such payments are not received. You should consult your Service Agent for details about any payments they may receive in connection with the sale of Fund shares or the provision of services to the Series.

     For Class A, Class C and Class Z shares of the Fund, the minimum initial investment is $1,000. Subsequent investments must be at least $100. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Fund's Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the Fund. Fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

     The minimum initial investment through an exchange for Class B shares of a Series is $1,000. Subsequent exchanges for Class B shares of a Series must be at least $500.

     Class A, Class C and Class Z shares of the Fund also may be purchased through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

     Each Series' shares are sold on a continuous basis. Net asset value per share of each Class is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for regular business. For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. For each Series, net asset value per share of each Class is computed by dividing the value of the net assets of the Series represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. For information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value."

     If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on a business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.

     Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (usually 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.

     Class A Shares. The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:

	Total Sales Load *

			Dealers' Reallowance
	As a % of Offering	As a % of Net Asset	as a % of
Amount of Transaction	Price Per Share	Value Per Share	Offering Price

Less than $50,000	4.50	4.70	4.25
$50,000 to less than $100,000	4.00	4.20	3.75
$100,000 to less than $250,000	3.00	3.10	2.75
$250,000 to less than $500,000	2.50	2.60	2.25
$500,000 to less than $1,000,000	2.00	2.00	1.75
$1,000,000 or more	-0-	-0-	-0-

     Class A shares purchased without an initial sales charge as part of an investment of $1,000,000 or more will be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an up-front commission of up to 1% of the net asset value of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. See "Management Arrangements--Distributor."

* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

     The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code), although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

     Set forth below is an example of the method of computing the offering price of each Series' Class A shares. The examples assume a purchase of Class A shares aggregating less than $50,000, subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Series' Class A shares on April 30, 2006.

	Connecticut	Florida	Maryland	Massachusetts
	Series	Series	Series	Series

Class A Shares:
NET ASSET VALUE, per share	$11.78	$14.03	$12.12	$11.56
Per Share Sales Charge – 4.5% of
offering price (4.7% of net asset
value per share)	0.55	0.66	0.57	0.54

Per Share Offering Price to Public	$12.33	$14.69	$12.69	$12.10

	Michigan	Minnesota	North Carolina	Ohio
	Series	Series	Series	Series

Class A Shares:
NET ASSET VALUE, per share	$14.98	$15.17	$13.76	$12.50
Per Share Sales Charge - 4.5% of
offering price (4.7% of net asset
value per share)	0.70	0.71	0.65	0.59

Per Share Offering Price to Public	$15.68	$15.88	$14.41	$13.09

	Pennsylvania		Virginia

	Series		Series

Class A Shares:
NET ASSET VALUE, per share	$15.88		$16.61
Per Share Sales Charge - 4.5% of
offering price (4.7% of net asset
value per share)	0.75		0.78

Per Share Offering Price to Public	$16.63		$17.39

     Full-time employees of the National Association of Securities Dealers, Inc. ("NASD") member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if Fund shares are offered to such plan or program), or for their spouses or minor children, at net asset value without a sales load, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing.

     Class A shares may be purchased at net asset value without a sales load through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

     Class A shares also may be purchased at net asset value without a sales load, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

     Class A shares may be purchased at net asset value without a sales load by qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously managed an open account directly through the Distributor in a Dreyfus-managed fund or Founders-managed fund since on or before February 28, 2006.

     Class A shares may be purchased at net asset value without a sales load with the cash proceeds from an investor's exercise of employment-related stock options, whether invested in the Fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the Fund or Dreyfus-managed money market fund, the investor and the investor's spouse or minor children become eligible to purchase Class A shares of the Fund at net asset value, whether or not using the proceeds of the employment-related stock options.

     Class A shares may be purchased at net asset value without a sales load by members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

     Class B Shares. Class B shares of the Series are offered only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds. The public offering price for such Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of dividend reinvestment or exchange. A CDSC is imposed on certain redemptions of Class B shares as described in the Fund's Prospectus and in this Statement of Additional Information under "How to Redeem Shares—Contingent Deferred Sales Charge–Class B Shares."

     Approximately six years after the date of purchase, Class B shares of a Series automatically will convert to Class A shares of such Series, based on the relative net asset values for shares of each such Class. Class B shares of a Series that have been acquired through the reinvestment of the Series' dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of the Series' dividends and distributions.

     Class B shares of the Series acquired by shareholders in exchange for Class B shares originally issued by the Acquired Fund before December 1, 2003 are subject to different CDSC and conversion to Class A schedules. See "How to Redeem Shares—Contingent Deferred Sales Charge–Class B Shares."

     Class C Shares. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B Shares" above and "How to Redeem Shares—Contingent Deferred Sales Charge–Class C Shares."

     Class Z Shares (Massachusetts Series Only). The public offering price for Class Z shares is the net asset value per share of that Class. Class Z shares generally are not available for new accounts.

     Using Federal Funds. The Transfer Agent or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into immediately available funds ("Federal Funds" (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank)) and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a Selected Dealer and his order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by an investor with sufficient Federal Funds or a cash balance in his brokerage account with a Selected Dealer will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

     Right of Accumulation–Class A Shares. Reduced sales loads apply to any purchase of Class A shares by you and any related "purchaser" as defined above, where the aggregate investment including such purchase is $50,000 or more. If, for example, you previously purchased and still hold shares of a Series or shares of certain other funds advised by the Manager or Founders, an indirect subsidiary of the Manager, that are subject to a front-end sales load or CDSC, or shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of the Series having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.0% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

     To qualify for reduced sales loads at the time of purchase, you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

     Dreyfus TeleTransfer Privilege. You may purchase Class A, Class C or Class Z shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

     Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the public offering price determined on that day. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the public offering price determined on the next business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares—Dreyfus TeleTransfer Privilege."

     Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLANS

     Class B and Class C shares are subject to a Distribution Plan and Class A, Class B, Class C and Class Z shares are subject to a Shareholder Services Plan.

     Distribution Plan. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Distribution Plan") with respect to the Class B and Class C shares of each Series, pursuant to which the Series pays the Distributor for distributing each such Class of shares a fee at the annual rate of 0.50% of the value of the average daily net assets of Class B and 0.75% of the value of the average daily net assets of Class C. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. The Fund's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and the holders of the Series' relevant Class of shares.

     A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Class B or Class C shares may bear for distribution pursuant to the Distribution Plan without such shareholders' approval and that other material amendments of the Distribution Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to the relevant Class of shares of a Series, the Distribution Plan may be terminated at any time (i) by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or (ii) by vote of the holders of a majority of the outstanding shares of such Class of the Series.

     For the fiscal year ended April 30, 2006, each Series paid the Distributor, with respect to the Series' Class B and Class C, pursuant to the Distribution Plan, the following amounts:

Name of Series	Class B	Class C

Connecticut Series	$141,500	$89,029
Florida Series	39,483	36,410
Maryland Series	164,242	39,599
Massachusetts Series	28,948	32,605
Michigan Series	24,703	41,787
Minnesota Series	58,295	32,732
North Carolina Series	42,144	14,013
Ohio Series	124,958	76,020
Pennsylvania Series	125,739	21,622

Virginia Series	33,090	23,452

     Shareholder Services Plans. The Fund has adopted separate Shareholder Services Plans, pursuant to which (i) each Series pays the Distributor for the provision of certain services to the holders of its Class A, Class B and Class C shares a fee at the annual rate of 0.25% of the value of the average daily net assets of each such Class, and (ii) the Massachusetts Series reimburses the Distributor for certain allocated expenses of providing personal services and/or maintaining shareholder accounts with respect to Class Z shares an amount not to exceed an annual rate of 0.25% of the value of the average daily net assets of Class Z. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Class A , Class B and Class C Shareholder Services Plan, the Distributor may make payments to Service Agents in respect of these services.

     A quarterly report of the amounts expended under each Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, each Shareholder Services Plan provides that material amendments must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. As to the relevant Class of shares, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

     For the fiscal year ended April 30, 2006, each Series paid the Distributor, pursuant to the Shareholder Services Plan, with respect to the Series' Class A, Class B and Class C shares, the following amounts:

Name of Series	Class A	Class B	Class C

Connecticut Series	$668,789	$70,750	$29,676
Florida Series	215,274	19,742	12,136
Maryland Series	496,408	82,121	13,200
Massachusetts Series*	126,956	14,474	10,868
Michigan Series	251,185	12,352	13,929
Minnesota Series	264,443	29,148	10,911
North Carolina Series	155,615	21,072	4,671
Ohio Series	474,651	62,479	25,340
Pennsylvania Series	382,187	62,870	7,207

Name of Series	Class A	Class B	Class C

Virginia Series	159,630	16,545	7,817

*Class Z shares paid the Distributor $152,572 pursuant to the Shareholder Services Plan.

HOW TO REDEEM SHARES

     General. If you hold more than one Class of Fund shares, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

     The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset BuilderR and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for a period of up to eight business days after the purchase of such shares. In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

     Redemption Fee–Class Z Shares (Massachusetts Series Only). The Fund will deduct a redemption fee equal to 1% of the net asset value of Class Z shares redeemed (including redemptions through the use of the Fund Exchanges service) less than 30 days following the issuance of such Class Z shares. The redemption fee will be deducted from the redemption proceeds and retained by the Massachusetts Series. For the fiscal year ended April 30, 2006, the Massachusetts Series retained $0 in redemption fees.

Subject to the exceptions described in the Prospectus, Class Z shares held for less than 30 days will be subject to the redemption fee, whether held directly in your name or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party. If you hold your shares through an intermediary’s omnibus account, the intermediary is responsible for imposing the fee and remitting the fee to the Fund.

The redemption fee will be charged and retained by the Massachusetts Series on Class Z shares sold before the end of the required holding period. The Fund will use the “first-in, first-out” method to determine the holding period for the shares sold. Under this method, Class Z shares held the longest will be redeemed or exchanged first. The holding period commences on the day after your purchase order is effective. For example, the holding period for Class Z shares purchased on April 10 (trade date) begins on April 11 and ends 29 days later on May 9. Thus, if you redeemed these shares on May 9, you would be assessed the fee, but you would not be assessed the fee if you redeemed on or after May 10.

The redemption fee generally is collected by deduction from the redemption proceeds, but may be imposed by billing you if the fee is not imposed as part of the redemption transaction.

The Fund may postpone the effective date of the assessment of the redemption fee on the underlying shareholder accounts within an omnibus account if an intermediary is unable to collect the Fund’s redemption fee.

The Fund may impose the redemption fee at the plan level for employee benefit plans that hold shares on behalf of a limited number of employees. Plan sponsors of such benefit plans that opt to impose redemption fees at the employee account level, rather than the plan level, must enter into agreements with Dreyfus that obligate the sponsor to collect and remit redemption fees at the employee level and to provide to the Fund, at its request, shareholder identity and transaction information.

     The Prospectus contains information on transactions for which the redemption fee is waived. The Fund reserves the right to exempt additional transactions from the fee.

     Contingent Deferred Sales Charge–Class B Shares. A CDSC payable to the Distributor is imposed on any redemption of Class B shares of a Series which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of such Series held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares of the Series redeemed does not exceed (i) the current net asset value of the Class B shares of the Series acquired through reinvestment of Series dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares of such Series held by you at the time of redemption.

     If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Series' performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

     In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years for the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

     The following table sets forth the rates of the CDSC and the conversion to Class A schedule for Class B shares, except for Class B shares purchased by shareholders who beneficially owned Class B shares on November 30, 1996, and except for certain Class B shares issued in exchange for shares originally issued by the Acquired Fund described below:

		CDSC as a % of
	Year Since	Amount Invested or
	Purchase Payment	Redemption Proceeds
	Was Made	(whichever is less)

First		4.00
Second		4.00
Third		3.00
Fourth		3.00
Fifth		2.00
Sixth		1.00*

* These Class B shares will automatically convert into Class A shares approximately six years after the date of purchase.

     The following table sets forth the rates of the CDSC for Class B shares purchased by shareholders who beneficially owned Class B shares on November 30, 1996:

B-38

		CDSC as a % of
	Year Since	Amount Invested or
	Purchase Payment	Redemption Proceeds
	Was Made	(whichever is less)

First		3.00
Second		3.00
Third		2.00
Fourth		2.00
Fifth		1.00
Sixth		0.00**

** These Class B shares will automatically convert into Class A shares approximately six years after the date of purchase.

     The following table sets forth the rates of the CDSC payable to the Acquired Fund's former distributor and the conversion to Class A schedule for Class B shares of the Fund issued in exchange for Class B shares originally issued by the Acquired Fund before December 1, 2003:

		CDSC as a % of Amount
	Year Since	Invested or Redemption
	Purchase Payment	Proceeds
	Was Made	(whichever is less)

First		5.00
Second		4.00
Third		3.00
Fourth		3.00
Fifth		2.00
Sixth		1.00
Seventh		0.00
Eighth		0.00***

*** These Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the initial purchase of the Class B shares of the Acquired Fund (applies to such Class B shares originally issued by the Acquired Fund before December 1, 2003).

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing Class B shares of the Series acquired pursuant to the reinvestment of Series dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years (five years for shareholders beneficially owning Class B shares on November 30, 1996 or eight years for certain shares issued in exchange for shares originally issued by the Acquired Fund); and finally, of amounts representing the cost of shares held for the longest period.

     For example, assume an investor purchased 100 shares of a Series at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares of the Series through the reinvestment of Series dividends. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     Contingent Deferred Sales Charge–Class C Shares. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge–Class B Shares" above.

     Waiver of CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in qualified or non-qualified employee benefit plans or other programs, (c) redemptions as a result of a combination of any investment company with the relevant Series by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70½ in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Fund's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

     To qualify for a waiver of the CDSC, at the time of redemption you or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

     Checkwriting Privilege - Class A and Class Z Only. The Fund provides redemption checks ("Checks") to investors in Class A and Class Z shares automatically upon opening an account unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional Class A or Class Z shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

     You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

     Redemption Through a Selected Dealer. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

     In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (usually 5:15 p.m., Eastern time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

     Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the Class A or Class Z shares in the investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

     The Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

     Reinvestment Privilege. Upon written request, you may reinvest up to the number of Class A shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

     Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form.

Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

     Dreyfus TeleTransfer Privilege. You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. See "How to Buy Shares–Dreyfus TeleTransfer Privilege."

     Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. A fee may be imposed to replace lost or stolen certificates, or certificates that were never received. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of a Series, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Series' net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Series to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Series' portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

SHAREHOLDER SERVICES

     Fund Exchanges. Clients of certain Service Agents may purchase, in exchange for shares of a Series, shares of the same Class of one of the other Series or of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in such client's state of residence. With respect to Class Z shares, the Fund will deduct a redemption fee equal to 1% of the net asset value of Class Z shares exchanged out of the Massachusetts Series where the exchange is made less than 30 days after the issuance of such Class Z shares. Shares of such other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A.	Exchanges for shares of funds offered without a sales load will be made without a sales load.

B.	Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D.	Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E.	Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

     To accomplish an exchange under item D above, you or your Service Agent must notify the Transfer Agent of your prior ownership of such Class A shares and your account number. Any such exchange is subject to confirmation of your holdings through a check of appropriate records.

     As of the Effective Date, you also may exchange your Class shares for Class B shares of General Money Market Fund, Inc. (the "General Fund"), a money marked fund advised by the Manager. The shares so purchased will be held in a special account created solely for this purpose ("Exchange

B-43

Account"). Exchanges of shares for an Exchange Account only can be made into Class B shares of funds in the Dreyfus Premier Family of Funds or certain funds advised by Founders. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account. Upon redemption, the applicable CDSC will be calculated taking into account the time such shares were held in the General Fund's Exchange Account. In addition, the time Class B shares are held in the General Fund's Exchange Account will be taken into account for purposes of calculating when such shares convert to Class A shares. If your Class B shares are held in the General Fund's Exchange Account at the time such shares are scheduled to convert to Class A shares, you will receive Class A shares of the General Fund. Prior to the Effective Date, shareholders were permitted to exchange their Class B shares for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. ("Worldwide Dollar Fund"), and such shares were held in an Exchange Account. Shareholders who held shares of Worldwide Dollar Fund in an Exchange Account on the Effective Date may continue to hold those shares and upon redemption from the Exchange Account or other applicable fund account, the applicable CDSC and conversion to Class A schedule will be calculated, except for Fund shares issued in exchange for shares originally issued by the Acquired Fund, without regard to the time such shares were held in Worldwide Dollar Fund's Exchange Account; for Fund shares issued in exchange for shares originally issued by the Acquired Fund, the applicable CDSC and conversion to Class A schedule will be calculated taking into account the time such shares were held in the Worldwide Dollar Fund's Exchange Account. Exchanges of shares from an Exchange Account in Worldwide Dollar Fund only can be made into Class B shares of funds in the Dreyfus Premier Family of Funds, certain funds advised by Founders and the General Fund. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Automatic Withdrawal Plan, as described below.

     To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form may not be exchanged by telephone or online. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

     During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Series, shares of the same Class of one of the other Series or of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder (including, for Class B shares, Class B shares of the General Fund held in an Exchange Account). This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611 (holders of Class Z shares of the Massachusetts Series should call 1-800-645-6561), or visiting www.dreyfus.com. Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in a state in which shares of the Fund being acquired may legally be sold. The Fund reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Dreyfus-Automatic Asset Builder®. Dreyfus-Automatic Asset Builder permits you to purchase Class A, Class C and Class Z shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

     Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Class A, Class C and Class Z shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account.

     Dreyfus Payroll Savings Plan—Class Z Only. Dreyfus Payroll Savings Plan permits you to purchase Class A, Class C and Class Z shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

     Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from Class A, Class C or Class Z shares of a Series in shares of one of the other Series or of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A.	Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B.	Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.	Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     No CDSC with respect to Class B shares (including Class B shares held in an Exchange Account) or Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of: (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B or Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

     Letter of Intent–Class A Shares. By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of shares of Eligible Funds purchased by you and any related "purchaser" (as defined above) in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. Shares of any Eligible Fund purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-554-4611.

     Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. When you fulfill the terms of the Letter of Intent by purchasing the specified amount the escrowed amount will be released and additional shares representing such amount credited to your account. If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.

DETERMINATION OF NET ASSET VALUE

     Valuation of Portfolio Securities. Each Series' investments are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other investments is determined by the Service based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed under the general supervision of the Fund's Board. If valuations for investments (received from the Service or otherwise) are not readily available, or are determined not to reflect accurately fair value, the Series may value those investments at fair value as determined in accordance with the procedures approved by the Fund's Board. Fair value of investments may be done by the Fund's Board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. The factors that may be considered in fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased or sold, and public trading or similar securities of the issuer or comparable issuers. Using fair value to price investments may result in a value that is different from a security's most recent price and from prices used by other mutual funds to calculate their net asset values. Expenses and fees, including the management fee (reduced by the expense limitation, if any), and fees pursuant to the Shareholder Services Plan and pursuant to the Distribution Plan, with respect to Class B and Class C only, are accrued daily and are taken into account for the purpose of determining the net asset value of the relevant Class of each Series' shares. Because of the difference in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     Management believes that each Series has qualified for treatment as a "regulated investment company" under the Code for the fiscal year ended April 30, 2006. Each Series intends to continue to so qualify, if such qualification is in the best interests of its shareholders. As a regulated investment company, a Series will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, a Series must pay out to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gain) and meet certain asset diversification and other requirements. If a Series does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     Each Series ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for regular business. Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional shares of the Series and the same Class from which they were paid at net asset value without a sales load or, at your option, paid in cash. Each Series' earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Shares begin earning income dividends on the day Federal Funds are received by the Transfer Agent. If a purchase order is not accompanied by remittance in Federal Funds, there may be a delay between the time the purchase order becomes effective and the time the shares purchased start earning dividends. If your payment is not made in Federal Funds, it must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve system may take considerably longer to convert into Federal Funds. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption, after the deduction of any fees. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but each Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

     If you elect to receive dividends and distributions in cash and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     If, at the close of each quarter of its taxable year, at least 50% of the value of a Series' total assets consists of Federal tax exempt obligations, the Series may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Series from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his or her shares.

     Any dividend or distribution paid shortly after an investor's purchase of a Series' shares may have the effect of reducing the aggregate net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of capital in an economic sense, although taxable as described in the Prospectus. In addition, the Code provides that if a shareholder holds Fund shares for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of the gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. In addition, all or a portion of any gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

     Gain or loss, if any, realized by a Series from certain financial futures and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any such Section 1256 contracts remaining unexercised at the end of a Series' taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to a Series characterized as described above.

     Offsetting positions held by a Series involving certain futures and options transactions with respect to actively traded personal property may constitute "straddles." To the extent the straddle rules apply to positions established by a Series, losses realized by a Series may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by a Series may constitute "mixed straddles." A Series may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

     If a Series either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Series generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Series enters into the financial position or acquires the property, respectively.

     Investment by a Series in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, such as zero coupon, pay-in-kind or step-up securities, could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Series to recognize income prior to the receipt of cash payment. For example, a Series could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Series may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

     Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.

     State and Local Tax Treatment. Each Series will invest primarily in Municipal Bonds of the State after which the Series is named. Except to the extent specifically noted below, dividends by a Series are not subject to an income tax by such State to the extent that the dividends are attributable to interest on such Municipal Bonds. However, some or all of the other dividends or distributions by a Series may be taxable by those States that have income taxes, even if the dividends or distributions are attributable to income of the Series derived from obligations of the United States or its agencies or instrumentalities.

     The Fund anticipates that a substantial portion of the dividends paid by each Series will not be subject to income tax of the State after which the Series is named. However, to the extent that you are obligated to pay State or local taxes outside of such State, dividends earned by an investment in such Series may represent taxable income. Also, all or a portion of the dividends paid by a Series that are not subject to income tax of the State after which the Series is named may be a preference item for such State's alternative minimum tax (where imposed). Finally, you should be aware that State and local taxes, other than those described above, may apply to the dividends, distributions or shares of a Series.

     The paragraphs below discuss the State tax treatment of dividends and distributions by each Series to residents of the State after which the Series is named. Investors should consult their own tax advisers regarding specific questions as to Federal, State and local taxes.

     Connecticut Series. Dividends by the Series that qualify as exempt-interest dividends for Federal income tax purposes are not subject to the Connecticut income tax, imposed on individuals, trusts and estates, to the extent that such dividends are derived from income received by the Series as interest from Connecticut Municipal Bonds or obligations the interest with respect to which Connecticut is prohibited by Federal law from taxing. In the case of shares held as a capital asset, dividends that qualify as capital gain dividends for Federal income tax purposes are not subject to the Connecticut income tax to the extent they are derived from Connecticut Municipal Bonds. Dividends derived from other sources are subject to the Connecticut income tax. In the case of a shareholder subject to the Connecticut income tax and required to pay the Federal alternative minimum tax, the portion of exempt-interest dividends paid by the Series that is derived from income received by the Series as interest from Connecticut Municipal Bonds or obligations the interest with respect to which Connecticut is prohibited by Federal law from taxing is not subject to the net Connecticut minimum tax even if treated as a preference item for purposes of the Federal alternative minimum tax.

     Dividends qualifying as exempt-interest dividends or capital gain dividends for Federal income tax purposes that are distributed by the Series to entities subject to the Connecticut corporation business tax are not exempt from that tax.

     The shares of the Series are not subject to property taxation by the State of Connecticut or its political subdivisions.

     Florida Series. Dividends or distributions by the Series to a Florida individual resident are not taxable by Florida. However, Florida imposes an intangible personal property tax on shares of the Series owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from the tax.

     The Fund has received a Technical Assistance Advisement from the State of Florida, Department of Revenue, to the effect that Florida Series' shares owned by a Florida resident will be exempt from the intangible personal property tax so long as the Series' portfolio includes only assets, such as notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, the United States Government, and its agencies, Puerto Rico, Guam, and the U.S. Virgin Islands, and other assets which are exempt from that tax.

     Dividends qualifying as exempt-interest dividends for Federal income tax purposes as well as other Federally taxable dividends and distributions that are distributed by the Series to entities taxed as corporations under Florida law may not be exempt from the Florida corporate income tax.

     Maryland Series. Dividends and distributions by the Series to a Maryland resident (including individuals, corporations, estates or trusts who are subject to Maryland state and local income tax) will not be subject to income tax in Maryland to the extent that such dividends or distributions (a) qualify, for

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Federal income tax purposes, as exempt-interest dividends of a regulated investment company and are attributable to (i) interest on Maryland Municipal Bonds or (ii) interest on obligations of the United States or an authority, commission, instrumentality, possession or territory of the United States, or (b) are attributable to gain realized by the Series from the sale or exchange of Maryland Municipal Bonds or obligations of the United States or an authority, commission or instrumentality thereof. To the extent that distributions by the Series are attributable to sources other than those described above, such as (x) interest on obligations issued by states other than Maryland or (y) income from repurchase agreements, such distributions will not be exempt from Maryland state and local income taxes. In addition, any gain realized by a shareholder upon a redemption or exchange of Series shares will be subject to Maryland taxation.

     Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Series to purchase or carry shares of the Series will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

     If the Series fails to qualify as a regulated investment company, the Series would be subject to corporate Maryland income tax and distributions generally would be taxable as ordinary income to the shareholders.

Individuals will not be subject to personal property tax on their shares of the Maryland Series.

     Massachusetts Series. Dividends by the Series to a Massachusetts resident are not subject to the Massachusetts personal income tax to the extent that the dividends are attributable to income received by the Series from Massachusetts Municipal Bonds or direct U.S. Government obligations, and are properly designated as such. Distributions of capital gain dividends by the Series to a Massachusetts resident are not subject to the Massachusetts personal income tax to the extent such distributions are attributable to gain from the sale of certain Massachusetts Municipal Bonds the gain from which is exempt from the Massachusetts personal income tax, and the distributions are properly designated as such. Dividends or distributions by the Series to a Massachusetts resident that are attributable to most other sources are subject to the Massachusetts personal income tax. In addition, distributions from the Series may be included in the net income measure of the corporate excise tax for corporate shareholders who are subject to the Massachusetts corporate excise tax. Shareholders should consult their tax advisers with respect to the Massachusetts tax treatment of capital gain distributions from the Series.

     The shares of the Series are not subject to property taxation by Massachusetts or its political subdivisions.

     Michigan Series. Dividends by the Series to a Michigan resident individual are not subject to the Michigan personal income tax to the extent that the dividends are attributable to income received by the Series as interest from the Series' investment in Michigan Municipal Bonds, obligations of U.S. possessions, as well as direct U.S. Government obligations.

     For Michigan personal income tax purposes, the proportionate share of dividends from the Series' net investment income from other than Michigan Municipal Bonds and from distributions from any short-term or long-term capital gains will be included in Michigan taxable income. Additionally, for Michigan personal income tax purposes, any gain or loss realized when the shareholder sells or exchanges Series' shares will be included in Michigan taxable income.

     Persons engaging in business activities in Michigan may be subject to the Michigan Single Business Tax and should consult their tax advisers with respect to the application of such tax in connection with an investment in the Series.

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     Minnesota Series. Dividends paid by the Series to a Minnesota resident are not subject to the Minnesota personal income tax to the extent that the dividends are attributable to income received by the Series as interest from Minnesota Municipal Bonds, provided such attributable dividends represent 95% or more of the exempt-interest dividends that are paid by the Series. Moreover, dividends paid by the Series to a Minnesota resident are not subject to the Minnesota personal income tax to the extent that the dividends are attributable to income received by the Series as interest from a Series' investment in direct U.S. Government obligations. Dividends and distributions by the Series to a Minnesota resident that are attributable to most other sources are subject to the Minnesota personal income tax. Dividends and distributions from the Series will be included in the determination of taxable net income of corporate shareholders who are subject to Minnesota income (franchise) taxes. In addition, dividends attributable to interest received by the Series that is a preference item for Federal income tax purposes, whether or not such interest is from a Minnesota Municipal Bond, may be subject to the Minnesota alternative minimum tax.

     The shares of the Series are not subject to property taxation by Minnesota or its political subdivisions.

     North Carolina Series. Dividends paid by the Series to a North Carolina resident that are attributable to interest on North Carolina Municipal Bonds or direct U.S. Government obligations are not subject to the North Carolina income tax. Dividends or distributions attributable to gain realized by the Series from the sale or exchange of certain North Carolina Municipal Bonds issued before July 1, 1995 will not be included in the North Carolina taxable income of a resident individual, trust or estate. Other dividends or distributions which are attributable to net realized securities gains and most other sources are subject to the North Carolina income tax at the applicable rate. Gain realized by a North Carolina resident shareholder from the sale or exchange of an interest held in the North Carolina Series also will be subject to the North Carolina income tax at the applicable rate.

     The North Carolina intangibles tax previously imposed upon certain intangible personal property was repealed, as of January 1, 1995. Accordingly, shares of the North Carolina Series will not be subject to an intangibles tax in North Carolina.

     Ohio Series. Dividends paid by the Series to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, are not subject to Ohio state and local income taxes or the net income basis of the Ohio Corporation Franchise Tax to the extent that such dividends are attributable to income received by the Series as interest from Ohio Municipal Bonds and direct obligations of the United States, certain Federal agencies and certain U.S. territories. Dividends or distributions paid by the Series to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, that are attributable to most other sources are subject to Ohio state and local income taxes and are includible in the net income basis of the Ohio Corporation Franchise Tax. The shares of the Series are not subject to property taxation by the State of Ohio or its political subdivisions, except when held by a "dealer in intangibles" (generally, a person in the lending or brokerage business), a decedent's estate, an Ohio insurance company, or a corporation (other than certain holding companies) taxed on the net worth basis of the Ohio Corporation Franchise Tax.

     Pennsylvania Series. Dividends paid by the Series will not be subject to the Pennsylvania personal income tax to the extent that the dividends are attributable to interest received by the Series from its investments in Pennsylvania Municipal Bonds and U.S. Government obligations, including obligations issued by U.S. possessions. Dividends by the Series will not be subject to the Philadelphia School

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     To the extent that dividends or distributions from the North Carolina Series increase the surplus of a corporate shareholder required to file a North Carolina franchise tax return, such increase in the surplus will be subject to the North Carolina franchise tax.

District investment income tax to the extent that the dividends are attributable to interest received by the Series from its investments in Pennsylvania Municipal Bonds and U.S. obligations, including obligations issued by U.S. possessions. Dividends or distributions by the Series to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania personal income tax and (for residents of Philadelphia) to the Philadelphia School District investment net income tax.

     Dividends paid by the Series which are considered "exempt-interest dividends" for Federal income tax purposes are not subject to the Pennsylvania Corporate Net Income Tax, but other dividends or distributions paid by the Series may be subject to that tax. An additional deduction from Pennsylvania taxable income is permitted for dividends or distributions paid by the Series attributable to interest received by the Series from its investments in Pennsylvania Municipal Bonds and U.S. Government obligations to the extent included in Federal taxable income, but such a deduction is reduced by any interest on indebtedness incurred to carry the securities and other expenses incurred in the production of such interest income, including expenses deducted on the Federal income tax return that would not have been allowed under the Code if the interest were exempt from Federal income tax. Series shares are considered exempt assets (with a pro rata exclusion based on the value of the Series attributable to its investments in Pennsylvania Municipal Bonds and U.S. Government obligations, including obligations issued by U.S. possessions) for purposes of determining a corporation's capital stock value subject to the Pennsylvania Capital Stock/Franchise Tax.

     Virginia Series. Subject to the provisions discussed below, dividends paid to shareholders and derived from interest on obligations of the Commonwealth of Virginia or of any political subdivision or instrumentality of the Commonwealth or derived from interest or dividends on obligations of the United States excludable from Virginia taxable income under the laws of the United States, which obligations are issued in the exercise of the borrowing power of the Commonwealth or the United States and are backed by the full faith and credit of the Commonwealth or the United States, will be exempt from Virginia income tax. Dividends paid to shareholders by the Series and derived from interest on debt obligations of certain territories and possessions of the United States (those issued by Puerto Rico, the Virgin Islands and Guam) will be exempt from Virginia income tax. To the extent any portion of the dividends are derived from interest on debt obligations other than those described above, such portion will be subject to Virginia income tax even though it may be excludable from gross income for Federal income tax purposes.

     Generally, dividends distributed to shareholders by the Series and derived from capital gains will be taxable to the shareholders. To the extent any portion of the dividends are derived from taxable interest for Virginia purposes or from net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the Series will flow through to its shareholders regardless of how long the shareholders have held their shares. Capital gains distributed to shareholders derived from Virginia obligations issued pursuant to special Virginia enabling legislation that provides a specific exemption for such gains will be exempt from Virginia income tax. Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for Virginia income tax purposes.

     As a regulated investment company, the Series may distribute dividends that are exempt from Virginia income tax to its shareholders if the Series satisfies all requirements for conduit treatment under Federal law and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from taxation under Federal law. If the Series fails to qualify, no part of its dividends will be exempt from Virginia income tax.

     When taxable income of a regulated investment company is commingled with exempt income, all distributions of the income are presumed taxable to the shareholders unless the portion of income that is exempt from Virginia income tax can be determined with reasonable certainty and substantiated.

Generally, this determination must be made for each distribution to each shareholder. The Virginia Department of Taxation has adopted a policy, however, of allowing shareholders to exclude from Virginia taxable income the exempt portion of distributions from a regulated investment company even though the shareholders receive distributions monthly but receive reports substantiating the exempt portion of such distributions at less frequent intervals. Accordingly, if the Series receives taxable income, the Series must determine the portion of income that is exempt from Virginia income tax and provide such information to the shareholders in accordance with the foregoing so that the shareholders may exclude from Virginia taxable income the exempt portion of the distribution from the Series.

PORTFOLIO TRANSACTIONS

     General. The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages. In cases where the Manager or fund employs a sub-adviser, the sub-adviser, under the supervision of the Manager, places orders on behalf of the applicable fund(s) for the purchase and sale of portfolio securities.

     The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) and in a manner deemed fair and reasonable to shareholders. The primary consideration in placing portfolio transactions is prompt execution of orders at the most favorable net price. In choosing brokers or dealers, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) evaluates the ability of the broker or dealer to execute the particular transaction (taking into account the market for the security and the size of the order) at the best combination of price and quality of execution.

     In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) attempts to obtain best execution for the funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) the availability of natural liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the measured quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

     With respect to the receipt of research, the brokers or dealers selected may include those that supplement the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) research facilities with statistical data, investment information, economic facts and opinions. Such information may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in serving funds or accounts that it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in carrying out its obligations to the funds. Information so received is in addition to, and not in lieu of, services required to be performed by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate), and the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) normal independent research activities, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     Under the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) procedures, portfolio managers and their corresponding trading desks may seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. As noted above, certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions, provided that the primary consideration of best execution is met. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the completed securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to "round lot" amounts).

     Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) will not be deterred from changing a Fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

     The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may deem it appropriate for one of its accounts to sell a security while another of its accounts is purchasing the same security. Under such circumstances, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may arrange to have the purchase and sale transactions effected directly between its accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

     Portfolio securities ordinarily are purchased from and sold to parties acting either as principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

     When transactions are executed in the over-the-counter market (i.e., with dealers), the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) will typically deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. No brokerage commissions have been paid by the Fund to date.

     The Fund contemplates that, consistent with the policy of seeking best price and execution, brokerage transactions may be conducted through affiliates of the Manager. The Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to affiliates of the Manager are reasonable and fair.

     Disclosure of Portfolio Holdings. It is the policy of the Fund to protect the confidentiality of each Series' portfolio holdings and prevent the selective disclosure of non-public information about such holdings. The Fund will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. The Fund will publicly disclose its complete schedule of portfolio holdings, as reported on a month-end basis, on its website at www.dreyfus.com. The information will be posted with a one-month lag and will remain accessible until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the Fund will publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter.

     If portfolio holdings are released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about a Series' portfolio holdings. The Fund may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

     The Fund may also disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the Fund's custodian, auditors, investment adviser, administrator, and each of their respective affiliates and advisers.

     Disclosure of a Series' portfolio holdings may be authorized only by the Fund's Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Fund's Board.

INFORMATION ABOUT THE FUND AND SERIES

     Each Series share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable.

     The Fund is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from a Series' property for all losses and expenses of any shareholder held personally liable for the obligations of the Series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Series itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Series, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Series. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Series.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of two-thirds of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

     The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

     To date, the Board has authorized the creation of ten Series of shares. All consideration received by the Fund for shares of one of the Series, and all assets in which such consideration is invested, will belong to that Series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Series would be treated separately from those of the other Series. The Fund has the ability to create, from time to time, new series without shareholder approval.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of any investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of such rule.

     Each Series is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Series' performance and its shareholders. If Fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor's exchange privilege, with or without prior notice. Such investors also may be barred from purchasing shares of other funds in the Dreyfus Family of Funds. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests for a Series' shares by any person or group if, in the judgment of the Fund's management, the Series would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Series receives or anticipates receiving simultaneous orders that may significantly affect the Series. If an exchange request is refused, the Fund will take no other action with respect to the Series shares until it receives further instructions from the investor. While the Fund will take reasonable steps to prevent excessive short-term trading deemed to be harmful to the Series, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

     To offset the relatively higher costs of servicing smaller accounts, the Fund will charge regular accounts with balances below $2,000 an annual fee of $12. The valuation of accounts and the deductions are expected to take place during the last four months of each year. The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000, and will not apply to IRA accounts or to accounts participating in automatic investment programs or opened through a securities dealer, bank or other financial institution, or to other fiduciary accounts.

The Fund sends annual and semi-annual financial statements to all its shareholders.

     As of February 28, 2007, the following persons owned of record 5% or more of the indicated Series' outstanding shares of beneficial interest:

     Connecticut Series – (Class A): Merrill Lynch, Pierce, Fenner & Smith, FBO John M. Danielsky, Pennington, NJ – 7.86%; People’s Securities, Inc., 1000 Lafayette Boulevard, Bridgeport, CT – 6.62%; National Financial Services LLC, Ruth E. Backofen, Manchester, CT – 6.27%; Citigroup Global Markets, Inc., 333 West 34th Street, New York, NY – 6.11%; (Class B): National Financial Services, LLC, Eloise Epstein, TTEE, Easton, CT – 20.03%; Pershing LLC, Jersey City, NJ – 18.19%; Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 10.32%; People’s Securities, Inc., 1000 Lafayette Boulevard, Bridgeport, CT – 8.45%; (Class C): Pershing LLC, Jersey City, NJ – 17.75%; Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 12.06%; National Financial Services, LLC, FBO Roger & Viola Michaud, New Brittain, CT – 9.50%; Citigroup Global Markets Inc., 333 West 34th Street, New York, NY – 5.82%; Primevest Financial Services, 400 First Street, St. Cloud, MN – 5.46%.

Florida Series – (Class A): Citigroup Global Markets Inc., 333 West 34th Street, New York, NY

– 16.43%; National Financial Services, LLC, William F.

Schirmer, Palm City, FL – 10.78%; First Clearing, LLC, Mary P. Varty, TTEE, Glen Allen, VA – 8.09%; Merrill Lynch, Pierce, Fenner & Smith, FBO George S. Hackle, TTEE, Jacksonville, FL – 6.14%; (Class B): Merrill Lynch, Pierce, Fenner & Smith, FSBO its Customers, 4800 Deer Lake Drive, Jacksonville, FL – 24.46%; Citigroup Global Markets, Inc., 333 West 34th Street, New York, NY – 16.47%; National Financial Services, LLC, Elva R. Brown Living Trust, Palm Coast, FL – 9.67%; Pershing LLC, Jersey City, NJ – 8.88%; RBC Dain Raushcer, Mary R. Clemente, TTEE, Englewood, FL – 6.56%; First Clearing, LLC, Ethel D. Rose, Revocable Trust, Margate, FL – 5.26%; (Class C): Pershing LLC, Jersey City, NJ – 36.65%; Emily F. Hazen, Vero Beach, FL – 6.19%; Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 5.49%.

     Maryland Series – (Class A): Citigroup Global Markets Inc., 333 West 34th Street, New York, NY – 14.20%; National Financial Services, LLC, FEBO Juanita Grimes, Hagerstown, MD – 12.10%; Pershing LLC, Jersey City, NJ – 11.53%; First

Clearing, LLC, John D. Baker, Annapolis, MD – 11.20%; (Class B): Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 13.84%; First Clearing, LLC, John D. Baker, Annapolis, MD – 13.73%; Citigroup Global Markets Inc., 333 West 34th Street, New York, NY – 8.40%; Pershing LLC, Jersey City, NJ – 5.30%; National Financial Services, LLC, Cynthia L. Wyatt, Baltimore, MD – 5.14%; (Class C): Merrill Lynch, Pierce, Fenner & Smith, Mutual Fund Operations, Somerset, NJ – 28.02%; Citigroup Global Markets Inc., 333 West 34th Street, New York, NY – 18.43%; First Clearing, LLC, Bonita A. Figgins, Frederick, MD – 11.77%; Nancy L. Chen, Donna Louis and Vivia L. Chang, JTWROS, Parkville, MD – 6.11%; National Financial Services, LLC, Sabino C. Pagnotta and Antoinette R. Pagnotta, Orlando, FL – 5.61%.

     Massachusetts Series – (Class A): National Financial Services, LLC, John R. Berger, TTEE, Trust U/W of Elsa K. Jacoby, Arnold, MD – 12.56%; Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA – 10.19%; The JLSE M Lohrer Trust, Carlisle, MA – 5.74%; Citigroup Global Markets Inc., 333 West 34th Street, New York, NY – 5.54%; Pershing, LLC, Jersey City, NJ – 5.23%; (Class B): National Financial Services, LLC, FEBO Mary Ellen Ross, Falmouth, MA – 37.99%; Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 15.95%; Citigroup Global Markets Inc., 333 West 34th Street, New York, NY – 5.18%; Pershing LLC, Jersey City, NJ – 5.03%; (Class C): National Financial Services, LLC, FEBO Maria Chestukhin, Jamaca Plaine, MA – 39.54%; Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 12.29%; (Class Z): Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA – 7.66%.

     Michigan Series – (Class A): National Financial Services, LLC, FEBO Leslie Hall, Detroit, MI – 11.75%; Citigroup Global Markets Inc., 333 West 34th Street, New York, NY – 9.19%; (Class B): National Financial Services, LLC, FEBO William H. Spitsbergen, TTEE, Wyoming, MI – 19.21%; Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL

– 17.06%; Citigroup Global Markets Inc., 333 West 34th Street, New York, NY – 14.56%; First Clearing, LLC, Michael Miles Eisenstadt, Silver Spring, MD – 10.19%; Arthur Vlieg & Myrtle Vlieg, TTEES, Imlay City, MI – 8.25%; (Class C): First Clearing, LLC, Marlene J. Jehnzen Trust, Jackson, MI – 33.34%; National Financial Services, LLC, FEBO Wei Chieh Li and Jessie Tsai Li, Canton, MI – 19.59%; Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 8.56%; Raymond James & Associates, Inc., FBO Snyder Trust, St Petersburg, FL – 6.04%.

     Minnesota Series – (Class A): Wells Fargo Investments LLC, 625 Marquette Avenue, Minneapolis, MN – 17.01%; Pershing LLC, Jersey City, NJ – 7.23%; (Class B): Merrill Lynch, Pierce, Fenner & Smith, Lyle Ramnes and Charlaine Ramnes, Haines City, FL – 52.07%; Wells Fargo Investments LLC, 625 Marquette Avenue South, Minneapolis, MN – 12.39%; Pershing LLC, Jersey City, NJ – 8.60%; National Financial Services, LLC, FEBO Larry H. Hjelle, Minneapolis, MN – 7.12%; (Class C): Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 40.11%; Wells Fargo Investments LLC, 625 Marquette Avenue South, Minneapolis, MN – 21.44%; Pershing LLC, Jersey City, NJ – 7.72%.

     North Carolina Series – (Class A): National Financial Services, LLC, FEBO Marilyn P. Lovett, Charlotte, NC – 15.41%; First Clearing, LLC, Katherine Hill Strader, JT TEN, Raleigh, NC – 12.65%; Pershing LLC, Jersey City, NJ – 8.08%; Citigroup Global Markets Inc., 333 West 34th Street, New York, NY – 5.97%; Vernon R. Ketron, Concord, NC – 5.23%; (Class B): National Financial Services, LLC, FEBO Erleen H. Farmer and Dwayne Farmer, Jefferson, NC – 32.69%; First Clearing, LLC, James W. Narron, TTEE, Smithfield, NC – 21.39%; Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 8.60%; Pershing LLC, Jersey City, NJ – 7.21%; (Class C): Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 30.98%; Pershing LLC, Jersey City, NJ – 22.47%; First Clearing, LLC, Nancy E. Tusa, Chapel Hill, NC – 15.78%; National Financial Services, LLC, FEBO George L. Nauman, Gibsonville, NC – 6.52%; Raymond James & Associates Inc., FBO Felts ER, St. Petersburg, FL – 6.26%; Citigroup Global Markets Inc., 333 West 34th Street, New York, NY – 5.95%.

     Ohio Series – (Class A): National Financial Services, LLC, David B. Deuel, Henriette A. Deuel, Cincinnati, OH – 11.58%; First Clearing, LLC, Edith B. Dietz Trust, Pepper Pike, OH – 8.15%; (Class B): First Clearing, LLC, Thomas J. Carroll Trust, New London, OH – 20.79%; National Financial Services, LLC, FEBO Eugene Loftspring, Cincinnati, OH – 14.99%; Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 13.67%; (Class C): National Financial Services, LLC, FEBO Thomas G. Porter, TOD Patti Boyd, Burbank, OH – 34.50%; First Clearing, LLC, Kenneth D. Wiedwald & Linda J. Wiedwald, Avon Lake, OH – 20.97%; Max Weisbrod & Sylvia Weisbrod JTWROS, Canton, OH – 7.16%; Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 7.01%; UBS Financial Services Inc. FBO Mrs. Barbara Hall Thatcher, Lyndhurst, OH – 5.89%.

     Pennsylvania Series – (Class A): National Financial Services, LLC, FEBO Philip J. Murphy, Doylestown, PA – 14.12%; First Clearing, LLC, Richard R. Brooks, Central, SC – 8.77%; Citigroup Global Markets Inc., 333 West 34th Street, New York, NY – 8.75%; Pershing LLC, Jersey City, NJ – 5.82%; (Class B): National Financial Services, LLC, FEBO Fay Rauer, Philadelphia, PA – 55.03%; Pershing LLC, Jersey City, NJ – 10.34%; First Clearing, LLC, Rickey T. Bungo & Kathie L Bungo, Ramey, PA – 9.77%; (Class C): First Clearing, LLC, Clarence Venne, Langhorne, PA – 22.88%; UBS Financial Services Inc. FBO Michelle Monzo – Revocable Trust, Daisy Rose Monzo – Trustee, Las Vegas, NV – 9.52%; Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 9.43%; E Diane Blandino, Pittsburgh, PA – 7.06%; Morgan Stanley Dean Witter, 3 Harborside Plaza, Jersey City, NJ – 6.91%; UBS Financial Services, Inc., FBO Charlene M. Monzo – Irrevocable Trust, Las Vegas, NV –6.11; Louis Villella & Cheryl Villella, JTWROS, Sinnemanoning, PA – 5.77%; UBS Financial Services Inc. FBO Ruth L. Heston,

Chester Springs, PA – 5.31%.

     Virginia Series – (Class A): First Clearing, LLC, Lucretia P. Whitehouse, Charlotte, VA – 15.72%; National Financial Services, LLC, FEBO Harold J. Harris, Leesburgh, VA – 10.48%; Merrill Lynch, Pierce, Fenner & Smith, FBO Diana R. Hopkins, Roanoke, VA – 7.78%; Citigroup Global Markets Inc., 333 West 34th Street, New York, NY – 6.93%; Pershing, LLC, PO Box 2052, Jersey City, NJ – 5.29%; (Class B): Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 26.32%; First Clearing, LLC, Marilyn B. Bevilaqua Family Trust, Mechanicsville, VA – 17.15%; National Financial Services, LLC, FEBO Citizens Bank Rollover IRA, Fort Wayne, IN – 6.46%; Pershing, LLC, Jersey City, NJ – 5.51%; (Class C): Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 19.71%; First Clearing, LLC, The Sarah Parrott Gwaltney Irrevocable Trust, Free Union, VA – 16.16%; Hyman M. Selmanovitz Amended & Restated Revocable Trust FBO Merle J. Selmanovitz; Springfield, VA – 13.29%; Martin L. Burns & Doris M. Burns, JT TEN, Washington, D.C. – 12.08%; Pershing LLC, Jersey City, NJ – 8.40%; Primevest Financial Services FBO Frederick J. Chaison Family Trust, St. Cloud, MN – 6.47.

     A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund's Prospectus.

     Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, has been selected to serve as the independent auditors for the Fund.

APPENDIX A

RISK FACTORS – INVESTING
IN STATE MUNICIPAL BONDS

     The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the relevant State available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

Connecticut Series	B-58
Florida Series	B-70
Maryland Series	B-80
Massachusetts Series	B-85
Michigan Series	B-104
Minnesota Series	B-109
North Carolina Series	B-120
Ohio Series	B-131
Pennsylvania Series	B-142
Virginia Series	B-155

Connecticut Series

General Information

     Connecticut is a highly developed and urbanized state, which is situated directly between the financial centers of Boston and New York. It is located on the Northeast coast and is the southernmost of the New England states. More than one-quarter of the total population of the United States and more than 50% of the Canadian population live within 500 miles of Connecticut. The State's population grew at a rate that exceeded the national growth rate during the period from 1940 to 1970, but has slowed substantially over the last thirty years. In April 2000, Connecticut had a population count of over 3.4 million, an increase of 3.6% from the 1990 figure, which was lower than both the regional (5.4%) and national (13.2%) growth rates. The mid-2005 population of the State was estimated at slightly above 3.5 million, up 0.32% from a year ago, compared to increases of 0.13% and 0.94% for New England and the United States, respectively.

     The State's economic performance is measured by personal income, which has been among the highest in the nation; gross state product, which demonstrated slower growth in the early 2000s, but expanded at a vigorous rate in 2004, exceeding the regional and national growth rates. Employment has gained approximately 35,000 jobs by late 2005 since it hit a low in September of 2003 and, in general, the unemployment rate has been lower than the national rate.

     Personal Income and Gross State Product. The State's economic vitality is evidenced in the rate of growth of its per capita income and gross state product. Historically, the State has had one of the highest per capita income rates as well as one of the strongest gross state products. Per capita personal income for Connecticut residents in 2003 was $42,810, 135.8% of the national average. Although the State's growth rate slowed in the early 1990s, the growth rate has since improved and remains higher than those figures. In 2004, the State produced $185.8 billion worth of goods and services and $171.5 billion worth of goods and services. In 2004, the State's output was concentrated in three areas: finance,

B-62

insurance and real estate ("FIRE"), services and manufacturing, which contributed 68.5% of the State's total output. The output from manufacturing, however, has been decreasing over time as the contribution from FIRE and other services have been rapidly increasing.

     Employment. Approximately 55% of total personal income is derived from wages and salaries earned by workers classified in the non-agricultural employment sector. The State's non-agricultural employment reached its decade-long high in the first quarter of 1989 with 1,677,990 persons employed, but began declining in the early 1990s. It was not until 1994 that the State's economy started to gain momentum and it has steadily improved in each successive year since, adding tens of thousands of new workers annually. During 2000, non-agricultural employment surpassed the previous peak with a total employment of 1,686,330. Total non-agricultural employment declined in 2001 as the economy softened beginning with the fourth quarter of 2000. In 2004, the largest sectors of non-agricultural employment were services (39.7%), trade (18.7%) and manufacturing (12.0%) . Total non-agricultural employment in Connecticut reached a low of 1,639,330 jobs in the third quarter of 2003, and bounced back up to 1,675,100 jobs by the fourth quarter of 2005.

     After enjoying an extraordinary boom during the mid-1980s, Connecticut, as well as the rest of the Northeast, experienced an economic slowdown during the recession in the early 1990s. The State's unemployment rate generally declined and has mostly remained below the regional and national averages for the late second half of the 1990's, and reached its low of 2.4% compared to the regional average of 3.8% and the national average of 4.0% in 2000. Connecticut's unemployment rate of 5.0% for the first six months of 2005 is higher than the regional average of 4.6%, but lower than the national average of 5.2% for the same period. For the first six months of 2005, the State's unemployment rate of 4.7% was below the regional rate of 4.9% and the national rate of 5.6% .

     Manufacturing. The manufacturing industry, despite its continuing downward trend over the past five decades, has traditionally served as an economic base industry and has been of prime economic importance to the State. In 2005, based on the level of personal income derived from this sector, Connecticut ranked twenty-first in the nation for its dependency on manufacturing. A number of factors, such as heightened foreign competition, a sharp decrease in defense spending and improved productivity played a significant role in affecting the overall level of manufacturing employment. Total manufacturing jobs in the State continued to decline to a recent low of 200,000 in 2003, after a rebound to 247,870 in 1998. The total number of manufacturing jobs dropped 51,000, or 20.5%, for the ten-year period since 1995.

     Non-manufacturing. The non-manufacturing sector is comprised of industries that primarily provide services. Consumer demand for services is not as postponable as the purchase of goods, making the flow of demand for services, and thus the general economy, more stable. Over the past several decades, the State's non-manufacturing economic sector has risen from just over 50% of total State employment in 1950, to approximately 88% in 2004. This trend has decreased the State's dependence on manufacturing, and over the last ten years there were over 141,000 new non-manufacturing jobs created, an increase of 10.7% . This sector has more than compensated for the loss of manufacturing jobs, fueling the recovery in non-agricultural employment since 1995.

     Resignation of Governor. On June 21, 2004, Governor John G. Rowland announced his resignation, effective July 1, 2004. Under the State Constitution, when Governor Rowland's resignation took effect the Lieutenant-Governor, M. Jodi Rell, became Governor of the State and will retain that position until a governor is chosen at the next regular election. The Lieutenant-Governor is a member of the same party as the Governor and was elected to her position with the Governor at the last regular election. There has been an ongoing Federal investigation of the Rowland administration regarding alleged improprieties with contract awards. In connection with the same investigation, Federal authorities were also reviewing gifts given to the former Governor. On December 23, 2004, former Governor John

G. Rowland pleaded guilty to one Federal charge of conspiracy to commit honest services mail fraud and tax fraud. Sentencing occurred on March 18, 2005.

State Finances

     The State's fiscal year begins on July 1 and ends June 30. State statutory law requires that the budgetary process be on a biennium basis. In November 1992, electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment also provides a framework for a cap on budget expenses. The State Supreme Court has ruled that the provisions of the Constitutional budget cap require the passage of additional legislation by a three-fifths majority in each house of the General Assembly, which has not yet occurred. In the interim, the General Assembly has been following a provision of the State general statutes that contains the same budget cap as the Constitutional amendment.

     General Fund. The State finances most of its operations through its General Fund. However, certain State functions, such as the State's transportation budget, are financed through other State funds. For budgetary purposes, the State's General Fund is accounted for on a modified cash basis of accounting, which differs from generally accepted accounting principles ("GAAP"). The State is not presently required to prepare GAAP financial statements, although it has prepared such statements annually since 1988.

     Budget for Fiscal Years 2003-2004 and 2004-2005. In August 2003, the former Governor signed into law four acts that constituted the budget for Fiscal Years 2003-04 and 2004-05. For Fiscal Year 2003-04, the budget anticipated approximately equal revenues and expenditures of approximately $12.45 billion. For Fiscal Year 2004-05, the budget anticipated approximately equal revenues and expenditures of $12.97 billion. Pursuant to the State Constitution, the budget for Fiscal Year 2003-04 was $381.2 million below the expenditure cap and for Fiscal Year 2004-05, $115.4 million below the expenditure cap. The budget included approximately $570 million in net revenue enhancements for Fiscal Year 2003-04 and $550 million for Fiscal Year 2004-05, while reducing expenditures from current services by approximately $715 million and $1.16 billion, respectively.

     The most significant revenue changes included: (1) an increase in the personal income tax by reducing the property tax credit from $500 to $350 and the elimination of the minimum $100 property tax credit for expected revenues of $112 million in Fiscal Year 2003-04 and $112.2 million in Fiscal Year 2004-05; (2) repeal of the sales tax on hospital services, newspapers and magazines, and advertising services for a revenue loss of $123.4 million in Fiscal Year 2003-04 and $139.2 million in Fiscal Year 2004-05; (3) the imposition of a 25% surtax on corporations, in addition to other modifications, which were expected to yield $90 million in Fiscal Year 2003-04 and $68 million in Fiscal Year 2004-05; (4) the imposition of a temporary estate tax estimated to have raised $55 million in Fiscal Year 2004-05 if the State failed to receive certain extraordinary Federal assistance; and (5) an increase of $50 million in each year of the biennium in revenue resulting from a decrease in funds that were set aside for grants paid to municipalities under the Mashantucket Pequot and Mohegan grant.

     The budget also anticipated several one-time revenue transfers, the most significant of which are as follows: (1) $250.1 million in additional Federal revenue in Fiscal Year 2003-04 due to the Federal Jobs and Growth Tax Relief Reconciliation Act of 2003; (2) $144 million in Fiscal Year 2003-04 from a securitization of a portion of the Energy Conservation and Load Management Fund; (3) $300 million in Fiscal Year 2004-05 that may come from the securitization of a portion of tobacco related revenue from the Master Settlement Agreement with states; and (4) $25 million in each year of the biennium from a securitization of a portion of the Clean Energy Fund.

     The most significant expenditure reductions from services included: (1) savings of $153.3 million in Fiscal Year 2003-04 and $140.4 million in Fiscal Year 2004-05 due to an early retirement incentive program; (2) savings of $124.4 million in Fiscal Year 2003-04 and $144.1 million in Fiscal Year 2004-05 due to the layoff of approximately 2,000 General Fund employees; (3) modifications to the Education Cost Sharing Grant, resulting in savings of $68.3 million in Fiscal Year 2003-04 and $135.3 million in Fiscal Year 2004-05; (4) savings of $67.3 million and $109.8 million, respectively, in Fiscal Year 2003-04 and Fiscal Year 2004-05, from the elimination of rate increases for certain medical providers; and (5) the removal of funding for unsettled collective bargaining contracts of $58.3 million in Fiscal Year 2003-04 and $117.1 million in Fiscal Year 2004-05.

     Fiscal 2003-04 and 2004-05 Adopted Revenues. General Fund revenues are derived primarily from the collection of State taxes, including the personal income tax, the sales and use tax and the corporation business tax. Miscellaneous taxes, receipts, fees, transfers and unrestricted Federal grants account for most of the other General Fund revenue. The State expected to derive approximately 70% of its General Fund revenues from taxes during each of Fiscal Years 2003-04 and 2004-05. Adopted revenues for Fiscal Year 2003-04 totaled approximately $12.7 billion, including approximately $4.85 billion from the personal income tax, $3.1 billion from the sales and use tax, $498 million from the corporate business tax, $1.21 billion from other taxes and $2.56 billion from unrestricted Federal grants. Current estimated revenues for Fiscal Year 2004-05 total approximately $13.31 billion, including approximately $5.1 billion from the personal income tax, $3.3 billion from the sales and use tax, $501.7 million from the corporate business tax, $1.2 billion from other taxes and $2.5 billion from unrestricted Federal grants.

     Fiscal 2003-04 and 2004-05 Appropriated Expenditures. State expenditures are categorized for appropriation purposes under ten functional headings: human services; education, libraries and museums; non-functional (debt service and miscellaneous expenditures); health and hospitals; corrections; general government; judicial; regulation and protection of persons and property; conservation and development; and legislative. Appropriated expenditures for Fiscal Year 2003-04 totaled approximately $12.65 billion, including (for the largest headings) approximately $3.86 billion for human services, $2.85 billion for education, libraries and museums, $2.56 billion for non-functional expenditures, $1.27 billion for health and hospitals, and $1.2 billion for corrections. Current appropriated expenditures for Fiscal Year 2004-05 total approximately $13.23 billion, including approximately $3.92 billion for human services, $2.9 billion for education, libraries and museums, $2.85 billion for non-functional expenditures, $1.27 billion for health and hospitals, and $1.2 billion for corrections.

     The State ended Fiscal Year 2003-04 with a surplus. As of June 30, 2004, General Fund revenues were $13.12 billion, General Fund expenditures and miscellaneous adjustments were $12.82 billion and the General Fund surplus was $302.2 million.

     Midterm Budget Adjustments for 2003-2004 and 2004-2005. On May 6, 2004, the General Assembly passed a series of midterm budget adjustments. At that time the General Assembly was projecting a Fiscal Year 2003-04 gross surplus of $328.2 million. Of this amount, the budget adjustments increased appropriations by $234.9 million in Fiscal Year 2003-04, of which $90.5 million was for Fiscal Year 2003-04 deficiencies and $112.4 million was for appropriations carried forward to fund Fiscal Year 2004-05 expenditures. Additionally, $125.3 million was transferred to Fiscal Year 2004-05 revenue. Fiscal Year 2004-05 General Fund appropriations for state agencies and accounts also were increased by $259.1 million to $13.27 billion. The revised Fiscal Year 2004-05 budget was $129.5 million under the spending cap and was $83.6 million higher than previous estimates.

     Other significant revenue adjustments for Fiscal Year 2004-05 included a one-time acceleration of the liquidation of escheated property for an additional $50 million and securitization of future unclaimed property revenue for an additional $40 million (which has subsequently been removed from

Fiscal Year 2004-05 projections). The maximum property credit against the state personal income tax also was raised from $350 to $500 starting with tax years beginning on or after January 1, 2005. This change had no impact on the Fiscal Year 2004-05 budget, but was anticipated to result in a General Fund revenue loss of $105 million in Fiscal Year 2005-06 and subsequent years. These actions, together with an improving budget situation, have eliminated a proposed $300 million securitization of future proceeds from the State's tobacco settlement.

     The midterm adjustments provided $259.1 million in additional appropriations for Fiscal Year 2004-05. Significant changes include an increase of $40 million in aid to municipalities for education and an additional $43.5 million for increased health services costs for retired employees. Other notable changes include an elimination of $55 million in required lapses; a reduction in savings expected from the early retirement incentive program of $29.7 million; Medicaid provider rate increases of $12.9 million; restoration of certain pension benefits of $17.7 million; and expansion of funding for priority school districts of $18.7 million.

     Fiscal Year 2004-2005 Operations. In the Comptroller's report for the period ended June 30, 2005, the Comptroller estimated General Fund revenues for Fiscal Year 2004-05 at $13.92 billion, General Fund expenditures and miscellaneous adjustments at $13.76 billion, and a surplus in the General Fund balance of $157.4 million. This surplus takes into account the passage of the biennial budget for Fiscal Years 2005-06 and 2006-07, pursuant to which the General Assembly appropriated approximately $623.9 million of the estimated surplus from Fiscal Year 2004-05 for various purposes.

     Budget for Fiscal Years 2005-2006 and 2006-2007. The General Assembly passed the biennial budget for Fiscal Years 2005-06 and 2006-07 prior to its adjournment date of June 8, 2005. The Fiscal Year 2005-06 budget includes General Fund revenues and appropriations of $14.134 billion and $14.132 billion, respectively, resulting in a projected surplus of $2 million. The Fiscal Year 2006-07 budget includes General Fund revenues and appropriations of $14.749 billion and $14.745 billion, respectively, resulting in a projected surplus of $3.3 million. Such surplus amounts, however, do not reflect the reductions to General Fund revenues in the amounts of $17 million and $16 million respectively for Fiscal Years 2005-06 and 2006-07.

     More significant revenue changes in the biennial budget include (i) reducing the property tax credit under the income tax from $500 to $400, saving approximately $105 million and $70 million in Fiscal Years 2005-06 and 2006-07, respectively, (ii) imposing a 20% surcharge on the corporation tax in 2006 and a 15% surcharge in 2007, estimated to generate $43.4 million and $50.8 million, respectively, (iii) enacting a new unified estate and gift tax on estates and gifts over $2 million along with a repeal of the succession tax and repeal of the separate gift tax, estimated to generate a net increase of $40.7 million and $102.1 million in Fiscal Years 2005-06 and 2006-07, respectively, and (iv) instituting a nursing home provider tax estimated to generate $134.7 million in revenue from the tax in each year of the biennium as well as $114.8 million in additional Federal funds in each year of the biennium.

     The General Assembly also approved the use of expected Fiscal Year 2004-05 surplus funds to pay for a range of current year appropriations. These include (i) appropriating $546.8 million for various items, including (1) $137.7 million to pay the debt service costs due in Fiscal Years 2005-06 and 2006-07 on the outstanding Economic Recovery Notes which were issued to fund Fiscal Year 2001-02 and 2002-03 General Fund deficits, (2) $100 million payment to the Teachers' Retirement Fund, (3) $57.3 million of education equalization grants to towns, and (4) $42.4 million for amassed sick and vacation leave payments due to the early retirement program that was offered in 2003; (ii) transferring $57.1 million to agencies for various purposes; and (iii) funding $20 million for stem cell research. In accordance with the Constitution, the Governor issued a statement to surpass the State's expenditure cap in order to appropriate these funds (which were approved by the necessary three-fifths vote of each house of the

General Assembly). The budget was $24.6 million below the expenditure cap in Fiscal Year 2005-06 and $10.3 million below the expenditure cap in Fiscal Year 2006-07.

     Fiscal Years 2005-06 and 2006-07 Adopted Revenues. The State expected to derive approximately 74% of its General Fund revenues from taxes during Fiscal Years 2005-06 and 2006-07. Adopted revenues for Fiscal Year 2005-06 totaled approximately $14.1 billion, including approximately $5.79 billion from the personal income tax, $3.4 billion from the sales and use tax, $646.3 million from the corporate business tax, $1.37 billion from other taxes and $2.6 billion from unrestricted Federal grants. Current estimated revenues for Fiscal Year 2006-07 total approximately $14.75 billion, including approximately $6.1 billion from the personal income tax, $3.6 billion from the sales and use tax, $674.8 million from the corporate business tax, $1.4 billion from other taxes and $2.68 billion from unrestricted Federal grants.

     Fiscal 2005-06 and 2006-07 Appropriated Expenditures. Appropriated expenditures for Fiscal Year 2005-06 totaled approximately $14.13 billion, including (for the largest headings) approximately $4.24 billion for human services, $3.06 billion for education, libraries and museums, $3.0 billion for nonfunctional expenditures, $1.37 billion for health and hospitals, and $1.3 billion for corrections. Current appropriated expenditures for Fiscal Year 2006-07 total approximately $14.75 billion, including approximately $4.4 billion for human services, $3.1 billion for education, libraries and museums, $3.3 billion for non-functional expenditures, $1.41 billion for health and hospitals, and $1.4 billion for corrections.

     Fiscal 2005-2006 Operations. General Fund revenues for Fiscal Year 2005-06 were estimated at $14.48 billion, General Fund expenditures and miscellaneous adjustments were estimated at $14.16 billion and the General Fund balance for Fiscal Year 2005-06 was estimated to have a surplus of $327.8 million. As of April 30, 2006, General Fund revenues for Fiscal Year 2005-06 were estimated at $14.86 billion, General Fund expenditures and miscellaneous adjustments were estimated at $14.07 billion and the General Fund balance for Fiscal Year 2005-06 was estimated to have a surplus of $790.5 million. However, after taking the midterm budget adjustments into account, the new projection for the surplus was $305.1 million.

     Midterm Budget Adjustments for 2005-2006 and 2006-2007. A number of midterm budget adjustments were made to the budgets for Fiscal Year 2005-06 and 2006-07. At the time the adjustments were adopted, the General Assembly was projecting a Fiscal Year 2005-06 gross surplus of $701.3 million. Of this amount, the budget adjustments increased appropriations by $420.5 million in Fiscal Year 2005-06, of which $26.0 million was for Fiscal Year 2005-06 deficiencies and $394.5 million was for appropriations to fund mainly one-time expenditures over the biennium. Fiscal year 2006-07 General Fund appropriations for state agencies and accounts also were increased by $92 million to $14.84 billion.

     The significant tax cuts contained in the budget adjustments include the repeal of the 15% corporation tax surcharge, along with various minor sales and admissions tax exemptions. Other tax cuts were adopted in order to attract businesses to the State. This also increases the maximum property tax credit against the state personal income tax from $400 to $500 starting with tax years beginning on or after January 1, 2006. Total revenue policy changes result in a $251 million General Fund revenue loss in Fiscal Year 2006-07. These actions, together with the revised revenue estimates result in a net revenue increase of $249.5 million over the original Fiscal Year 2006-07 adopted revenue estimates.

     On the expenditure side, the midterm adjustments provided $92 million in additional appropriations for Fiscal Year 2006-07. Significant changes include an increase of $60 million for settled collective bargaining contracts and an additional $30 million for increased energy costs. Other notable changes include a total increase of $51.8 million for priority school districts, school readiness and charter schools and $10 million for the 21st century jobs initiative. No extra general obligation bond authorizations were endorsed by the General Assembly. The Governor approved an additional $1 billion in special tax obligation bonds to be distributed over the next ten years to fund various transportation projects and $1.3 billion in bonds to be issued in anticipation of future federal transportation funds.

State Indebtedness

     The State has no constitutional limit on its power to issue obligations or incur debt other than it may borrow only for public purposes. There are no reported court decisions relating to State bonded debt other than two cases validating the legislative determination of the public purpose for improving employment opportunities and related activities. The State Constitution has never required a public referendum on the questions of incurring debt. Therefore, State statutes govern the authorization and issuance of State debt, including the purpose, amount and nature thereof, the method and manner of the incurrence of such debt, the maturity and terms of repayment thereof, and other related matters.

     Pursuant to various public and special acts the State has authorized a variety of types of debt. These types fall generally into the following categories: direct general obligation debt, which is payable from the State's General Fund; special tax obligation debt, which is payable from specified taxes and other funds which are maintained outside the State's General Fund; and special obligation and revenue debt, which is payable from specified revenues or other funds which are maintained outside the State's General Fund. In addition, the State has a number of programs under which the State is contingently liable on the debt of certain State quasi-public agencies and political subdivisions.

     Direct General Obligation Debt. In general, the State issues general obligation bonds pursuant to specific statutory bond acts and the State general obligation bond procedure act, which provides that such bonds shall be general obligations of the State and that the full faith and credit of the State are pledged for the payment of the principal of and interest on such bonds as the same become due. There are no State Constitutional provisions precluding the exercise of State power by statute to impose any taxes, including taxes on taxable property in the State or on income, in order to pay debt service on bonded debt now or incurred in the future.

     As of October 15, 2005, the State had direct general obligation indebtedness (including the accreted value of capital appreciation bonds) for the payment of the principal of and the interest on which the State has pledged its full faith and credit or which is otherwise payable from the General Fund of approximately $10 billion.

     The following table sets forth the total debt service on all outstanding long-term direct general obligation debt, as of October 15, 2005. Although not specifically reflected as a result of combining all outstanding long-term direct debt, the State generally issues general obligation bonds maturing within twenty years.

Fiscal Year	Total Debt Service
2006	$1,114,117,649
2007	1,311,019,705
2008	1,281,796,281
2009	1,200,902,583
2010	1,142,522,075
2011	1,015,793,636
2012	902,245,835
2013	794,236,072
2014	705,204,516
2015	653,296,295
2016	580,523,170

2017	536,696,622
2018-2031	2,282,085,406

     The General Assembly has empowered the State Bond Commission to authorize direct obligation bonds pursuant to certain bond acts. On March 8, 2005, the State issued $300 million in general obligation bonds, which are scheduled to mature on March 1, 2023 with varying annual mandatory sinking fund payments. On April 27, 2005, the State issued approximately $335.6 million in general obligation refunding bonds, which mature in varying amounts at varying interests rates between June 1, 2005 and June 1, 2021.

     Legislation was also enacted to provide for an increase in general obligation bond authorizations of $138.7 million for Fiscal Year 2003-04 and $1.17 million for Fiscal Year 2004-05. The legislation also included a reduction or cancellation of existing bond authorizations of $199.3 million for Fiscal Year 2004-05, for a net increase in existing general obligation bond authorizations of $970.1 million.

     During 2005, the General Assembly authorized the following : (i) a net increase in general obligation bonds of $1.15 billion during Fiscal Year 2005-06, and $1.27 billion during Fiscal Year 2006-07; (ii) $100 million in additional clean water revenue bond authorizations during Fiscal Year 2006-07; (iii) $238.9 million in special transportation obligation bonds during Fiscal Year 2005-06 and $274.4 million in such bonds during Fiscal Year 2006-07.

     Ratings. Moody's, S&P and Fitch have assigned their municipal bond ratings of Aa3, AA and AA, respectively, to the State's general obligation bonds.

     Transportation Fund and Debt. In 1984, the State adopted legislation establishing a transportation infrastructure program and authorizing special tax obligation ("STO") bonds to finance the program. The infrastructure program is a continuous program for planning, construction and improvement of State highways and bridges; projects on the interstate highway system; alternate highway projects; waterway, transit and aeronautics facilities; and the highway safety program and other programs administered by the Department of Transportation.

     The cost of the infrastructure program for Fiscal Years 1985-2010, which is to be met from Federal, State and local funds, is currently estimated at $19.4 billion. During Fiscal Years 1985-2006, $16.2 billion was approved, with the remaining $3.2 billion required for Fiscal Years 2007-10. The remaining $3.2 billion is comprised of $1.19 billion from the anticipated issuance of new STO bonds, $51.2 million in anticipated revenues and $1.97 billion in anticipated Federal funds. The State's share of the 1985-2010 program costs, estimated at $7.2 billion, is to be funded from transportation-related taxes, fees and revenues deposited in the State Transportation Fund (the "STF") and from the proceeds of STO bonds.

     Debt service on State direct general obligation bonds for transportation purposes may be paid from resources of the STF, provided there is sufficient funding first to pay all STO debt service. For the year ended June 30, 2005, the STF paid $4.5 million of State direct general obligation transportation debt service payments. The amount budgeted by the STF for such payments for Fiscal Year 2005-06 was $3.8 million.

     Other Special Revenue Funds and Debt. The State also issues bonds for various special revenue funds and projects. As of December 16, 2005, the following special revenue bonds were issued and outstanding: Bradley International Airport Revenue Refunding Bonds ($226.4 million, excluding refunded bonds); Clean Water Fund Revenue Bonds ($863.1 million issued, and $548.2 million, excluding refunded bonds, outstanding); Second Injury Fund Revenue Bonds ($100 million issued in 1996 and an extra $124.1 million issued in 2000; $46.4 million); Rate Reduction Bonds ($205.3 million

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issued, $179.8 million outstanding); and Connecticut Resources Recovery Authority (the "CRRA") Revenue Bonds ($153 million). As of December 16, 2005, the CRRA had defeased some of the issued and outstanding bonds and had outstanding $129.8 million in bonds.

     Contingent Liability Debt. The General Assembly has the power to impose limited or contingent liabilities upon the State in such a manner as it may deem appropriate and as may serve a public purpose. This power has been used to support the efforts of quasi-public agencies, municipalities and other authorities formed to carry out essential public and governmental functions by authorizing these entities to issue indebtedness backed, partially or fully, by General Fund resources of the State. Not all entities that are authorized to issue such indebtedness have done so.

     Under the General Obligation Bond Program, the Connecticut Development Authority ("CDA") issues bonds to finance eligible economic development and information technology projects. Pursuant to an Indenture of Trust between the CDA and Fleet National Bank, general revenues of the CDA, which are not otherwise pledged, are made available to service the debt of bonds issued under the Program. Although such bonds may also be secured by a special capital reserve fund, to date under the Program only $30.56 million in bonds have been secured. As of December 16, 2005, $12.2 million of such bonds remain outstanding.

     The General Assembly has authorized the Connecticut Health and Educational Facilities Authority to issue up to $100 million special obligation bonds to be secured by a special capital reserve fund to finance equipment acquisitions by hospitals. The General Assembly also authorized the Capital City Economic Development Authority to use a special capital reserve fund in connection with revenue bonds for the convention center in Hartford.

     Assistance to Municipalities. In March and June 2001, the State adopted legislation to assist the City of Waterbury in financing it budget deficits. The legislation imposed certain financial controls on the City and created a Waterbury Financial Planning and Assistance Board (the "Board"). The City was authorized, subject to approval of the Board and the State Treasurer, to issue bonds for the purpose of funding its budget deficits. Payment of the bonds is serviced through the City's taxing authority. The City was required to direct certain of its tax revenues to a trustee through a tax intercept mechanism for the purpose of servicing the debt on its bonds. The legislation also provides for the establishment of a special capital reserve fund to further secure up to $100 million bonds issued by the City to fund its budget deficits. The State is contingently obligated to restore the special capital reserve fund to its required minimum. As of December 16, 2005 the city has $87.5 million Special Capital Reserve Fund Bonds outstanding. The Minimum Capital Reserve Requirement is $9.4 million.

     School Construction Grant Commitments. The State is obligated to various cities, towns and regional school districts under a grant-in-aid public school building program to fund certain costs of construction and alteration of school buildings and to support part of the interest payments on municipal debt issued to fund the State's share of such school building projects. Legislation enacted in 1997 significantly changed the method of financing the State's share of local school construction projects. For school construction projects approved during the 1997 legislative session and thereafter, the State no longer participates in the payment of debt service on municipal bonds and therefore no longer contributes to the cost of interest incurred by the municipalities. The State now pays the cost of its share of construction projects on a progress payment basis during the construction period.

     As of June 30, 2005, the State is obligated to various cities, towns and regional school districts for $610 million in aggregate installment payments and $150 million in aggregate interest subsidies, for a total of $760 million. Funding for these payments may come from future State direct general obligation bond sales. As of June 30, 2005, the Commissioner estimates that current grant obligations under the grant program established in 1997 are approximately $5 billion in grants approved as of such date less payments already made of $2 billion. The State has authorized new school construction grant commitments of $630 million which take effect in Fiscal Year 2005-06.

     Other Contingent Liabilities. The Connecticut Lottery Corporation ("CLC") was created in 1996 as a public instrumentality of the State to operate the State's lottery. The State and the CLC purchase annuities under group contracts with insurance companies that provide payments corresponding to the obligation for payments to lottery prize winners. The State has transferred to the CLC all annuities purchased by it and the CLC has assumed responsibility for the collection of revenue generated from the lottery and for the payment of all lottery prizes. As of June 30, 2005 the current and long term liabilities of the corporation total $425 million.

Pension and Retirement Systems

     The State is responsible for funding and maintaining a number of pension and retirement systems, including the State Employees' Retirement Fund ("SERF"), the Teachers' Retirement Fund ("TRF"), and other minor retirement programs. As of June 30, 2004, SERF had an actuarial accrual liability of approximately $15.13 billion and assets of approximately $8.24 billion, resulting in an unfunded accrued liability of approximately $6.9 billion. As of June 30, 2005, the market value of the fund's investment assets was $8.18 billion which amount was less than the actuarial value by $561 million. As of June 30, 2004, TRF had an actuarial accrued liability of approximately $16.53 billion, and assets of approximately $11.31 billion, which resulted in an unfunded accrued liability of approximately $5.22 billion. As of June 30, 2005, TRF's investment assets had a market value of approximately $11.39 billion.

Litigation

     The State and its officers and employees are defendants in numerous lawsuits. The ultimate disposition and fiscal consequences of these lawsuits are not presently determinable. The cases described below generally do not include any individual case where the fiscal impact of an adverse judgment is expected to be less than $15 million, but adverse judgments in a number of such cases could, in the aggregate and in certain circumstances, have a significant impact.

     Sheff v. O'Neill is a superior court action brought in 1989 on behalf of black and Hispanic school children in the Hartford school district. The plaintiffs sought a declaratory judgment that the public schools in the greater Hartford metropolitan area are segregated de facto by race and ethnicity and are inherently unequal to the plaintiffs' detriment. On March 3, 1999, the court found that the State complied with a 1996 decision of the State Supreme Court directing appropriate remedial measures. The court noted that the plaintiffs failed to allow the State enough time to take additional steps in its remedial process. The plaintiffs filed a motion on seeking to have the superior court, once again, monitor the State's compliance with the State Supreme Court's 1996 decision. A hearing about whether the State is still complying with the Supreme Court's ruling and what order, if any, should be issued was held in April 2002. The superior court was waiting for additional briefs to be filed in December 2002. The parties have since reached a settlement that the General Assembly and the court have approved. The anticipated cost over current expenditures was $45 million over four years, exclusive of school renovation/construction costs. On August 3, 2004, the plaintiffs filed a motion seeking an order that the State is in material breach of the approved settlement. Briefs have been presented to the court, and the parties are awaiting further hearings.

     State of Connecticut v. Philip Morris, Inc., et al. Three manufacturers that subsequently agreed to participate in the MSA, Commonwealth Brands, Inc., and Sherman 1400 Broadway N.Y.C. Inc., have filed a petition to compel arbitration against the State with regard to certain alleged obligations of the State under the 1998 Master Settlement Agreement (the "MSA"). These parties contend that the State has not diligently enforced its obligations under the MSA. If such claims are determined to be subject to arbitration, and an arbitration panel were to conclude that the State had not diligently enforced its obligations under the MSA against non-participating manufacturers, then the payments that the State receives under the MSA could be reduced for any year that the State was found not to have diligently enforced its obligations. On August 3, 2005, the Court ruled that the parties' dispute was subject to arbitration. The State has appealed that ruling, and the appeal is pending in the Connecticut Supreme Court.

     Carr v. Wilson-Coker. The plaintiffs seek to represent a class of certain Connecticut Medicaid beneficiaries. The plaintiffs claim that the Commissioner of the Department of Social Services fails to provide them with reasonable and adequate access to dental services and to adequately compensate providers of dental services. The plaintiffs seek declaratory and injunctive relief, plus attorneys' fees and costs. The parties have filed cross-summary judgments motions, which are currently pending.

     Foreman v. State. An action brought in January 2001 challenging the policy and/or practice of strip-searching all adult inmates arriving at correctional centers. The complaint purports to be brought on behalf of a class of similarly situated individuals, and seeks damages, declaratory and injunctive relief, plus attorneys' fees and costs. The parties reached a settlement in which the State would pay the plaintiff class $2.5 million. The settlement was presented to the General Assembly and was approved as of April 30, 2006 pursuant to statute by the General Assembly's failure to act.

     Association for Retarded Citizens of Connecticut, Inc. v. O'Meara. This action was brought in October 2001 alleging that the State's Department of Mental Retardation (the "DMR") is in violation of applicable Medicaid law and the Americans with Disabilities Act, along with other Federal law, by maintaining a waiting list for Medicaid services of approximately 1600 Medicaid-eligible persons. The suit also alleges that the DMR's placement of persons in quasi-institutional settings, without first allowing them to choose a more integrated community setting, violates Federal law. The case seeks mandatory injunctive relief, attorneys' fees and costs. The district court recently granted the plaintiff's motion for class certification and discovery is proceeding. A tentative settlement was presented to the General Assembly, which approved the settlement on February 23, 2004. The District Court approved the settlement on May 19, 2005.

     Indian Tribes. While the various cases described in this paragraph involving alleged Indian Tribes do not specify the monetary damages sought from the State, the cases are mentioned because they claim State land and/or sovereignty over land areas that are part of the State. Several suits have been filed since 1977 in Federal and State courts on behalf of alleged Indian Tribes in various parts of the State, claiming monetary recovery as well as ownership to land in issue. Some of these suits have been settled or dismissed. One of the plaintiff groups is the alleged Golden Hill Paugussett Tribe and the lands involved are generally located in Bridgeport, Trumbull and Orange. In June of 2004, the Federal Bureau of Indian Affairs (the "BIA") denied recognition to the alleged Golden Hill Paugussett Tribe of Indians. The alleged Tribe filed an appeal with the Department of the Interior (the "DOI"), and that appeal was dismissed on March 18, 2005. An additional suit has been filed by the alleged Schaghticoke Indian Tribe claiming privately- and town-held lands in the Town of Kent. The State is not a defendant to that action. In February 2004, the BIA issued a final determination granting Federal recognition to the Schaghticoke Tribal Nation. The State appealed that decision to the DOI, which on May 13, 2005 vacated that determination and remanded the matter to the BIA for reconsideration. On October 12, 2005, the DOI declined to acknowledge the Schaghticoke Indian Tribe. The land claims have been stayed pending the resolution of the Federal recognition matter. It is possible that other land claims could be brought by other Indian groups, who have petitioned the Federal government for recognition. In June 2002, the BIA issued a final determination granting Federal recognition to the Historic Eastern Pequot tribe. The State appealed that decision to the DOI, which on May 13, 2005 vacated that determination and remanded the matter to the BIA for reconsideration. On October 12, 2005, the Department of Interior Bureau of Indian Affairs declined to acknowledge this group as an Indian tribe. In any of the land claims matters, irrespective of whether Federal recognition is granted, denied or upheld, a particular tribe could institute or renew land claims against the State or others, or press the claims it has already asserted.

     Seymour v. Region One Board of Education. The plaintiff property owners in the town of Canaan claim that a section of the Connecticut General Statutes, which sets out the cost allocation formula for towns comprising regional school districts, denies Canaan taxpayers equal protection because Canaan is one of the poorest towns in the district. Since all towns in the district pay the same per pupil charge, the plaintiffs allege that they must bear an inequitable tax burden. They seek to enjoin the present statutorily-mandated system to have the court order the regional board to devise a formula more favorable to them. The trial court dismissed the case as nonjusticiable, but the Connecticut Supreme Court reversed and remanded. The trial court dismissed the case once again for lack of standing. The plaintiffs appealed that second dismissal to the State Supreme Court, which affirmed the dismissal. The plaintiffs have petitioned for a writ of certiorari. That petition is pending.

     State Employees Bargaining Agent Coalition v. Rowland. This case is in Federal district court. A purported class of laid off State employees have sued the Governor and the Secretary of the OPM alleging that they were laid off in violation of their constitutional rights. The plaintiffs claim back wages, damages, attorneys' fees and costs. The defendants moved to dismiss the action based on absolute immunity, and that motion was denied on January 18, 2005. The defendants intend to appeal this decision.

     Juan F. case. Since 1991, the State Department of Children and Families has been operating under the provisions of a Federal court-ordered consent decree. In October 2003, the State entered into an agreement with the court monitor and plaintiffs' attorneys to end judicial oversight of the agency by November 2006. The agreement was reviewed and approved by the court. The agreement included the establishment of a task force appointed to monitor the transition, which included the court-appointed monitor who was given full authority to develop an appropriate exit plan. The exit plan developed by the monitor included an open-end funding provision, which the State objected to on constitutional grounds. The court approved the exit plan in full in December 2003 and denied the State's request to reconsider the plan in February 2004. In 2005, the Court entered orders that ended the task force and revised the monitoring order, but left in place the open-ended funding provision. The State is currently working to meet the requirements of the exit plan.

     Connecticut Coalition for Justice in Education Funding et al v. Rell, et al. Plaintiffs are a nonprofit partnership comprised of parents, teachers, school administrators and educational advocates, as well as several parents on behalf of their minor children. Claiming to be a class of students in comparable circumstances in selected school districts, the plaintiffs assert the students' State Constitutional rights to a free public education and allege that the State's principal mechanism for the distribution of public school aid presently fails to assure both equal educational opportunities and a proper education for these students. The action seeks declaratory and injunctive relief, including the appointment of a special master, continuing Court jurisdiction and attorney fees and costs, on the grounds that minority students have been disproportionately impacted.

     Longley v. State Employees Retirement Commission. Two recently retired State employees maintain that the payments received at retirement for unused vacation time and longevity payments should be considered additions to "base salary" for purposes of calculating their retirement incomes. The State Retirement Commission rejected this argument and the plaintiffs filed a judicial appeal, which was rejected by the trial court. The plaintiffs filed an appeal with the appellate court, which found in favor of the plaintiffs in December 2005. The Commission will seek further review of this ruling. Although this case only involves two retired State employees, it might subject the Commission to further litigation or eventually apply to other State employees. The State Supreme Court has granted certification of the case and will review the appellate court's decision.

     In White Oak Corp., White Oak filed for mediation against the Department of Transportation, claiming breaches of contract in association with certain construction projects in the State. In December 2005, the American Arbitration Association ruled against White Oak in one instance, and declined its request for $90 million and awarded DOT damages in the amount of $1.6 million instead. White Oak appealed this ruling, which is still pending. The other construction project is still in arbitration. Any compensation will generally payable from the STF. If the STF lacked sufficient funds, a claimant could enforce a judgment and obtain payment from the General Fund.

     State of Connecticut Office of Protection and Advocacy for Persons with Disabilities v. The State of Connecticut, et al. This Federal suit was brought in February 2006 on behalf of individuals with mental illness in nursing facilities in the State. The plaintiffs argue that the State has violated the Americans with Disabilities Act by failing to provide services for the acknowledged group in the most integrated setting suitable to the needs of the eligible individuals. The case is in the very early pleading stage.

Florida Series

Demographic and Economic Information

     Juan Ponce de Leon made the first recorded landing in the State in 1513 and subsequently claimed the territory for Spain. The Spaniards founded the first permanent settlement, St. Augustine, in 1565. The State was acquired by the United States from Spain in 1821, became a territory of the United States in 1822, and was admitted to statehood in 1845 as the 27th state. The State is the 26th largest state with land area of 54,252 square miles and a water area of 4,308 square miles, with tidal shoreline in excess of 2,200 miles.

     As of April 1, 2005, Florida ranked as the fourth most populous state, with a population of 17.913 million. From 1993 to 2003, the U.S. population increased about 1% annually, while Florida's population averaged a 2.2% annual increase, with a majority of that increase due to migration into the State. During the 1990's, the elderly population (aged 65 or older) grew by 19.2% and constituted 17.6% of the State's total population on April 1, 2000. The working age population (ages 18-64) grew by approximately 23.8% from 1990-2000, representing 59.6% of the total population in 2000. Growth in the working age population is projected at 24.9% between 2000 and 2010, to become 60.5% of the total population by 2010 and 57.8% by 2020.

     During the latter half of the twentieth century, growth in the State's Gross State Product ("GSP") outpaced both the Southeast and the nation. During the same period, the manufacturing base of the State's economy declined and the service and trade bases increased. In 2004, services constituted 47.8% of the State's total non-farm jobs, compared to 43.2% five years earlier. The total number of non-farm jobs increased 6% while jobs in the services sector increased 10.5% over the same period. The 1990's also saw Florida emerge as a leader in high-tech industrial employment, ranking first in the Southeast and fifth in the nation by 1999, with the number of high-tech jobs increasing nearly 36% over that decade.

Computer and electronic products accounted for approximately one-third of Florida's export sales in 2004. The State's total international merchandise trade totaled $81.4 billion in 2004, with exports increased by 15.7% compared to 13.2% nationally, and imports increasing by 8.5% compared to 16.8% for the nation.

     Private industry accounted for 89.2% of the State's GSP in 2004. Services constituted the largest sector of the GSP, with health services and professional and technical services contributing the most within the industry (25.1% and 22%, respectively). Real estate was the largest industry, accounting for 15.7% of the State's 2004 GSP. In 2004, agriculture, forestry and fishing constituted only about 0.9% of GSP, while construction grew to 5.9% of the State's GSP.

     Tourism is not treated as a separate industry sector, but remains an important aspect of the Florida economy. Its financial impact is reflected in a broad range of market sectors, such as transportation, communications, retail trade and services, and in State tax revenues generated by business activities that cater to visitors, such as hotels, restaurants, admissions and gift shops. According to State estimates, approximately 85.8 million people visited the State in 2005, a 7.6% increase over 2004. In 2004, accomodation and food services contributed 13% of the services component of the GSP, and amusement and recreation contributed 5.8% .

     Economic Outlook. The State's economic growth accelerated in Fiscal Year 2004-2005 and generally outperformed the rest of the nation. While the U.S. experienced a minimal increase in non-farm employment in Fiscal Year 2003-2004, Florida posted a strong growth rate and had a low unemployment rate and a strong income growth rate. This performance may be attributable to favorable natural, economic and tax environments, and a growing population that fueled increased demand for goods and services.

     Florida remains top ranked in the nation in total job growth and generates the fastest job growth rate among the ten most populous states. The State's non-farm employment grew 3.5% in Fiscal Year 2004-2005, adding 254,900 jobs. Increases in jobs were led by gains in professional and business services, construction, educational and health services, leisure and hospitality, wholesale and retail trade, financial activities and government. Forty-two percent of the job increase in Fiscal Year 2004-2005 came from professional and business services and education and health services. With the strengthening economy, non-farm employment is anticipated to add 274,900 jobs in Fiscal Year 2005-2006, resulting in a 7.6% increase to wages and salaries. The unemployment rate is anticipated to decline slightly from 4.4% in Fiscal Year 2004-2005 to 3.7% in Fiscal Year 2005-2006.

     The State's population growth, which grew by 2.3% in Fiscal Year 2004-2005, has been a major source of increased economic activity in the State. The State's population is expected to increase by 404,000 in the current fiscal year. Over the next ten years, population growth is expected to increase by 3.9 million. Population growth has been a major driver, and is expected to continue to be, of the State's sustained economic expansion as the demand for housing, durable and non-durable goods, and other services continues to increase.

     Florida was hit by eight major hurricanes in 2004 and 2005, which destroyed thousands of homes and businesses. Massive reconstruction activities are underway to rebuild homes, business and public infrastructures. Billions of dollars from the Federal government, the State and insurance claims are aiding in reconstruction efforts. New home construction increased significantly in Fiscal Year 2004-05, adding 266,500 homes, and is expected to continue to increase due to ongoing reconstruction efforts and population growth. Total construction employment, which added 38,000 jobs in the prior fiscal year, is anticipated to add another 34,700 jobs in Fiscal Year 2005-2006. The State's economy has continued to show strength and resilience after the hurricane devastation, and has been steadily expanding at a much higher growth rate than expected.

State Budgeting and Finances

     Fiscal Year 2003-2004 Budget. Total combined General Fund revenue and Working Capital Funds revenues for Fiscal Year 2003-2004 were $23.88 billion. Total expenditures for Fiscal Year 2003-2004 were approximately $21.43 billion, and were funded from general revenue collections of $21.824 billion, $1.3 billion in trust fund transfers, and approximately $89.8 million in unused appropriations, cancellations of warrants, reversions and miscellaneous adjustments from the prior fiscal year. The Working Capital Fund year-end balance was $2.46 billion, or 11.4% of expenditures. The State's constitutionally required Budget Stabilization Fund (the "BSF") reserves were not used to fund the 2003-04 budget. At the end of Fiscal Year 2003-2004, the BSF balance was $966.4 million.

     Fiscal Year 2004-2005 Budget. Florida was hit by four hurricanes affecting many areas within the State during August and September 2004. The total government cost of disaster recovery and relief efforts for public and individual assistance was estimated to be $4.3 billion as of November 10, 2004. The State's non-reimbursable share of the total cost of such efforts was estimated to be $387.7 million.

     Total combined General Fund revenue and Working Capital Funds revenues for Fiscal Year 2004-2005 were $28.01 billion. Total effective appropriations for Fiscal Year 2004-2005 were approximately $24.44 billion, and were funded from general revenue collections of $25 billion, $465 million in trust fund transfers, and approximately $118.5 million in unused appropriations, repayment of bridge loans, cancellations of warrants, reversions and miscellaneous adjustments from the prior fiscal year. The Working Capital Fund year-end balance was $3.57 billion. At the end of Fiscal Year 2004-2005, the BSF balance was $999.2 million. Hurricane related budget amendments transferred $11 million to the Casualty Insurance Risk Management Trust Fund in Fiscal Year 2004-2005.

     Fiscal Year 2005-2006 Budget. Total combined General Fund revenue and Working Capital Funds revenues for Fiscal Year 2005-2006 are $30.7 billion. Total estimated expenditures for Fiscal Year 2005-2006 are approximately $26.88 billion, and are funded from estimated revenue collections of $26.83 billion, $264.8 million in hurricane related loans, $40 million in trust fund transfers, and approximately $226.7 million in unused appropriations, cancellations of warrants, reversions and miscellaneous adjustments from the prior fiscal year. The Working Capital Fund year-end balance was expected to total $3.87 billion. At the end of Fiscal Year 2005-2006, the BSF balance is estimated at $1.1 billion. As for Fiscal Year 2004-2005, hurricane related budget amendments transferred $11 million to the Casualty Insurance Risk Management Trust Fund in Fiscal Year 2005-2006.

     Fiscal Year 2006-2007 Budget. Total funds available in the General Revenue and Working Capital Funds for Fiscal Year 2006-2007 include $27.25 billion in revenue collections, a $113.7 million repayment of loans, $151 million in unused appropriations, and $575.2 million from other miscellaneous adjustments such as reversions and cancellation of warrants. The required balance of the BSF for Fiscal Year 2006-2007 is $1.25 billion.

State Revenue Sources

     General. Financial operations of the State are maintained through the General Revenue Fund, trust funds, the Working Capital Fund and the BSF. The General Revenue Fund receives the majority of State tax revenues. Trust funds consist of monies which under law or trust agreement are segregated for a specified purpose. Revenues in the General Revenue Fund which exceed the amount needed for appropriations may be transferred to the Working Capital Fund. State monies are expended pursuant to appropriations acts. The Governor and Chief Financial Officer are responsible for insuring that sufficient revenues are collected to meet appropriations and that no deficits occur in State funds.

     The State budget must be kept in balance from current revenues each fiscal year (July 1-June 30), and the State may not borrow to fund governmental operations. The State Constitution mandates the creation and maintenance of a BSF in an amount not less than 5% nor more than 10% of the last complete fiscal year's net revenue collections for the General Revenue Fund. Monies in the BSF may be transferred to the General Revenue Fund to offset a deficit therein or to provide emergency funding, including payment of up to $38 million with respect to certain uninsured losses to State property. Monies in this Fund are constitutionally prohibited from being obligated or otherwise committed for any other purpose. Any withdrawals from the BSF must be restored from general revenues in five equal annual installments, unless the Legislature establishes a different restoration schedule.

     The rate of growth in State revenues in a given fiscal year is limited to no more than the average annual growth rate in personal income over the previous five years. Revenues have never exceeded the limitation. Revenues collected in excess of the limitation are to be deposited into the BSF unless two-thirds of the members of both houses of the Legislature vote to raise the limit. The actual general revenue collections were $21.82 billion and $25 billion for Fiscal Years 2003-2004 and 2004-2005, respectively (an increase of 14.6%) . General Revenues were estimated to increase by 7.3% to $26.83 billion in Fiscal Year 2005-2006, and by another 1.6% to $27.25 billion in Fiscal Year 2006-2007.

     Sales and Use Tax. The largest single source of tax receipts in the State is the sales and use tax. It is a uniform tax upon either the sale of tangible personal property at retail or its use irrespective of where it may have been purchased. The sales tax is 6% of the sales price of tangible property sold at retail in the State, and the use tax is 6% of the cost price of tangible personal property used or stored for use in the State. In addition, local governments may (by referendum) assess a 0.5% or 1% discretionary sales surtax within their county.

     The sales tax is also levied on the following: (1) rental of tangible personal property; (2) rental of transient lodging and non-residential real property; (3) admissions to places of amusement, most sports and recreation events; (4) non-residential utilities (at a 7% rate); and (5) restaurant meals. A number of legislative exemptions exist, and the Legislature may waive the tax from time to time in certain instances.

     Receipts of the sales and use tax, with the exception of the tax on gasoline and special fuels, are credited to the General Revenue Fund, the Solid Waste Management Trust Fund, or counties and cities. Legislation was enacted in 2000 that provides that 2.25% of sales tax receipts are to be deposited in the Revenue Sharing Trust Fund for Counties in lieu of intangible personal property taxes that were so distributed under prior law. Sales tax receipts credited to the General Fund were $15.8 billion for Fiscal Year 2003-2004 and $17.6 billion for Fiscal Year 2004-2005 (an increase of 11.6%) . Sales tax receipts are estimated at $19.1 billion for Fiscal Year 2005-2006 (an increase of 8.5%) and $19.8 billion (an increase of 3.7%) for Fiscal Year 2006-2007.

     Motor Fuel Tax. The second largest source of State tax receipts is the tax on motor fuels. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State General Revenue Fund. Taxes on motor fuels (gasoline and diesel fuel) include several distinct fuel taxes: (1) the State sales tax on motor fuels, levied at 6% of the average retail price per gallon of fuel, not to fall below 6.9¢ per gallon; (2) the State excise tax of 4¢ per gallon of motor fuel, with proceeds distributed to local governments; (3) the State Comprehensive Enhanced Transportation System tax, which is levied at a rate in each county equal to two-thirds of the sum of the county's local option motor fuel taxes; (4) aviation fuel, which air carriers may choose to be taxed at 6.9¢ per gallon or 8% of the retail price of fuel, not to be less than 4.4¢ per gallon; and (5) local option motor fuel taxes, which may range between 1¢ to 12¢ per gallon. Most of the proceeds of the sales tax on motor fuels are deposited into the State Transportation Trust Fund for road maintenance and construction. The 2004 Legislature enacted a measure reducing the sales tax on motor fuels by 8¢ per gallon during the month of August 2004. An appropriation of $58 million was made from the General Revenue Fund to compensate for the revenue reduction. Revenue from motor fuel tax collections in Fiscal Year 2004-2005 was $1.67 billion.

     Alcoholic Beverage Tax. The State's alcoholic beverage tax is an excise tax on beer, wine and liquor. Two percent of collections are deposited into the Alcoholic Beverage and Tobacco Trust Fund, and the Children and Adolescent Substance Abuse Trust Fund receives 9.8%, while the remainder of revenues is deposited into the General Revenue Fund. Receipts from the beverage tax and licenses were $572.5 million for Fiscal Year 2003-2004 and $575.7 million for Fiscal Year 2004-2005 (an increase of 0.6%) . Receipts from the beverage tax and licenses are estimated at $593.2 million for Fiscal Year 2005-2006 (an increase of 3%) and $610.8 million for Fiscal Year 2006-2007 (an increase of 3%).

     Corporate Income Tax. The State collects a tax on the net income of corporations, organizations, associations and other artificial entities for the privilege of conducting business, deriving income or existing within the State. The tax is levied at a rate of 5.5% of net corporate income, less a $5,000 exemption. Net income is defined as that share of adjusted Federal income that is apportioned to the State. All receipts of the corporate income tax are credited to the General Revenue Fund. Receipts from this source were $1.34 billion for Fiscal Year 2003-2004 and $1.73 billion for Fiscal Year 2004-2005 (an increase of 28.6%) . Estimates for Fiscal Year 2005-2006 are $2.2 billion (an increase of 26.7%) and $2.25 billion for Fiscal Year 2006-2007 (an increase of 2.9%) .

     Documentary Stamp Tax. Deeds and other documents relating to realty are taxed upon execution or recording at 70¢ per $100 of consideration. Corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments and retail charge accounts are taxed upon issuance or renewal at 35¢ per $100 of face value, or actual value if issued without face value. The 2005 Legislature enacted growth management legislation which redirects to trust funds $750 million of Documentary Stamp Tax Collections which otherwise would have gone into the General Revenue Fund. Additionally, a measure was approved, effective July 1, 2007, which will restrict the amount of money distributed to certain funds, subject to adjustment, beginning July 1, 2008, if collections surpass the former year's receipts.

Documentary stamp tax receipts were $1.18 billion for Fiscal Year 2003-2004 and $1.6 billion for Fiscal Year 2004-2005 (an increase of 35.6%) . Estimates for Fiscal Year 2005-2006 are $1.18 billion (a decrease of 26.1%) and $865 million for Fiscal Year 2006-2007 (a decrease of 26.9%) .

     Intangible Personal Property Tax. This tax is levied on two distinct bases: (1) stocks, bonds, notes, governmental leaseholds, interests in limited partnerships registered with the Securities and Exchange Commission, and other miscellaneous intangible personal property are currently taxed at an annual rate of 1 mill; and (2) mortgages and other obligations secured by liens on State realty are taxed with a non-recurring 2 mill tax. Obligations issued by the State or local governmental entities in the State, or by the Federal government, are exempt from such taxation. The annual tax rate was reduced to 0.5 mill, effective January 1, 2006. Under a bill enacted by the Legislature in Fiscal Year 2006, the tax will not be levied on or after January 1, 2007, and will not be due on or after June 30, 2007.

     The Department of Revenue uses part of the proceeds for administrative costs. Of the remaining tax proceeds, 33.5% is distributed to the County Revenue Sharing Trust Fund and 66.5% is distributed to the General Revenue Fund. Receipts from this source were $795 million for Fiscal Year 2003-2004 and $981.1 million for Fiscal Year 2004-2005 (an increase of 23.4%) . Estimates are $1 billion for Fiscal Year 2005-2006 (an increase of 6.2%) and $889 million for Fiscal Year 2006-2007 (a decrease of 14.6%) .

     Estate Tax. A tax was imposed on decedents' estates for the privilege of transferring property at death. The State Constitution limited the tax on estates of resident decedents to the aggregate amount allowable as a credit against or a deduction from any similar tax levied by the United States or any other state. Thus, the State estate tax on resident decedents did not increase the total tax liability of the estate. Reduction or elimination of the Federal estate tax could reduce the amount of such taxes collected at the State level. The tax on estates of nonresident decedents was equal to the amount allowable as a credit against Federal estate tax for State death taxes paid multiplied by the ratio of the value of the property taxable in the State over the value of the entire gross estate.

     All receipts of the estate tax used to be credited to the General Revenue Fund. Estate tax receipts were $382.7 million for Fiscal Year 2003-2004 and $324.4 million for Fiscal Year 2004-2005 (a decrease of 15.2%) . Estimates are at $63.1 million for Fiscal Year 2005-2006 (a decrease of 80.5%) . Due to changes in the Federal tax law, Florida's estate tax is expected to be eliminated in Fiscal Year 2006-07.

     Gross Receipts Tax. The gross receipts tax is currently imposed at a rate of 2.5% of the gross receipts of providers of electricity, natural gas and telecommunications services. Telecommunications services are subject to a unified Telecommunications Services Tax, a portion of which is collected with the gross receipts tax at revenue-neutral rates. All gross receipts tax collections are credited to the Public Education Capital Outlay and Debt Service Trust Fund. The potential impact of electric utility deregulation on gross receipts tax collections cannot be determined at this time.

     Communications Services Tax. The communications services tax is imposed on retail sales of communications services that originate and terminate in the State, or originate or terminate in the State and are billed to a State address. Communications services include all forms of telecommunications previously taxed by the gross receipts tax plus cable television and direct-to-home satellite service. The communications services tax replaced certain sales and use taxes and gross receipts taxes, at revenue-neutral rates. Communications services tax receipts are included in sales tax and gross receipts tax collections, as appropriate.

     Other State Taxes. To the extent not pre-exempted to the Federal government, the State levies a one-time excise tax on cigarettes, at rates based on their weight and package quantity, and on other tobacco products at the rate of 25% of the wholesale price. The State also imposes a tax on racing and jai-alai admissions, and on contributions to pari-mutuel pools, or "handle." Tobacco tax receipts were $276.2 million for Fiscal Year 2003-2004 and $287.4 million for Fiscal Year 2004-2005 (an increase of 4.1%) . Estimates are at $273.2 million for Fiscal Year 2005-2006 (a decrease of 4.9%) and $278.5 million for Fiscal Year 2006-2007 (an increase of 1.9%) . Pari-mutuels tax receipts were $23.7 million for Fiscal Year 2003-2004 and $18.4 million for Fiscal Year 2004-2005 (a decrease of 22.4%) . Estimates were at $18.5 million for Fiscal Year 2005-2006 (an increase of 0.5%) and $17.2 million for Fiscal Year 2006-2007 (a decrease of 7%).

     Insurance premiums received by insurers are generally taxed at 1.75% of such receipts, adjusted for return premiums and subject to credits for certain other taxes paid by the insurers. Insurance premium tax receipts were $492.1 million for Fiscal Year 2003-2004 and $545.7 million for Fiscal Year 2004-2005 (an increase of 10.9%), and were estimated at $626.1 million for Fiscal Year 2005-2006 (an increase of 14.7%) and $674.3 million in Fiscal Year 2006-2007 (an increase of 7.7%) .

State Non-Tax Revenue Sources.

     Tobacco Litigation Settlement. As a result of settling litigation by the State against the tobacco industry in 1997, the State expects to receive more than $11 billion over 25 years. Payments are subject to adjustment for various factors, including inflation and tobacco product sales volume. Proceeds of the settlement are expected to be used for children's health care coverage and other health-related services to reimburse the State for medical expenses, for improvements in State efforts to reduce sales of tobacco products to minors, and to promote production of reduced risk tobacco products.

     As of June 30, 2005, the State had received approximately $4.6 billion from the settlement. A portion of the tobacco settlement revenues have been deposited in the Lawton Chiles Endowment Fund to provide a perpetual source of funding for health and human services for children and elders, and for biomedical research activities. As of June 30, 2005, the value of the endowment was approximately $1.87 billion.

     Lottery. In order to provide additional funding for education, the 1987 State Legislature created the Department of the Lottery to operate a State Lottery. Revenues generated by the State Lottery are used to pay prizes, fund the Educational Enhancement Trust Fund and pay for the administrative cost of operating the lottery. As of June 30, 2005, net assets totaled $205.52 million.

State Indebtedness

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     As a general rule, bonds of the State or its agencies are issued by the Division of Bond Finance. The State debt fiscal responsibility policy establishes debt service to revenues as the benchmark debt ratio to estimate future debt capacity, using a target ratio of 6% and a cap of 7%. Total State debt outstanding is separated into net tax-supported debt and self-supporting debt. Net tax-supported debt is repaid by the State from a specified tax revenue source or general appropriation of the State. Self-supporting debt is reasonably expected to be repaid from project revenue or loan repayments. Some, but not all, of State debt is additionally secured by the full faith and credit of the State. As of June 30, 2005 the State had approximately $17.46 billion in net tax-supported debt outstanding and approximately $5 billion in self-supporting debt outstanding, for a total of approximately $22.46 billion of outstanding State debt obligations.

     State Full Faith and Credit Debt. The State Constitution authorizes the issuance of bonds pledging the full faith and credit of the State to finance or refinance State capital outlay projects upon approval by vote of the electors, provided that the outstanding principal amount may not exceed 50% of total State tax revenues for the two preceding fiscal years. There are currently no bonds outstanding under this authorization.

     All of the State's full faith and credit debt that is outstanding has been issued under separate constitutional authority, which also authorizes the pledge of a dedicated tax or other revenue source as well. Such debt includes bonds for pollution control and abatement and solid waste disposal (operating revenues, assessments); right-of-way acquisition and bridge construction (motor fuel or special fuel taxes); public education capital outlay (gross receipts tax); roads within a county (second gas tax); and school districts or community colleges (motor vehicle license revenues). Although these bonds are not subject to the above-referenced debt limitation, each program has debt service coverage tests that must be met prior to issuance.

     State Revenue Bonds. The State Constitution authorizes the issuance of bonds to finance or refinance State capital outlay projects that are payable from funds derived directly from sources other than State tax revenues. Bonds outstanding under this authorization include financings for the State University System, individual universities, public schools, State owned office facilities and toll roads. The State Constitution specifically authorizes the issuance of bonds to fund student loans; to finance housing; to refund outstanding bonds at a lower net interest cost; and for the purposes of conservation, outdoor recreation, water resource development, restoration of natural systems or historic preservation. Bonds are also outstanding which are payable from documentary stamp tax receipts for conservation and recreation purposes.

     Other Obligations. Although most debt of the State or its agencies is issued through the Division of Bond Finance, there are other entities that issue bonds or incur other long-term obligations that are secured by State revenues. These include the Florida Housing Finance Corporation, the Florida Ports Financing Commission, the Correctional Privatization Commission, the Department of Corrections, the Department of Juvenile Justice, the Department of Children and Families, the Florida Hurricane Catastrophe Fund Finance Corporation, the Inland Protection Financing Corporation and the Investment Fraud Restoration Financing Corporation. The Legislature has also dedicated 2.59% of tobacco tax receipts to be pledged to secure bonds issued by the City of Tampa. The City of Tallahassee has recently issued bonds to finance relocation a school of Florida State University. The State Comptroller has also entered into a consolidated equipment financing program for State agencies, which is subject to annual appropriation.

     In 2000, the Legislature authorized the creation of the Tobacco Settlement Financing Corporation, with the power to issue up to $3 billion in revenue bonds (not to exceed $1.5 billion annually) in order to purchase the State's interest in the tobacco litigation settlement agreement, but no bonds have been approved by the Legislature or issued by the corporation. The Legislature also created

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the Florida Water Pollution Control Financing Corporation to finance State projects authorized under the Federal Clean Water Act. The principal amount of such bonds that may be issued may not exceed $300 million in any fiscal year.

     Ratings. As of June 30, 2005, Florida maintained a high bond rating from Moody's (Aa1), S&P (AAA), and Fitch (AA+) on all state general obligation bonds.

     State Retirement System. The Florida Retirement System ("FRS") provides retirement, disability and death benefits for participating public employees. The FRS is a cost-sharing, multiple employer, pension plan. There are two primary programs: FRS Defined Benefit Program and Public Employee Optional Retirement Program. In addition to these two primary, integrated programs there are non-integrated plan alternatives available. As of June 30, 2005, there were 896 participating employers, and 991,757 individual participants.

     The FRS Trust Funds are invested by the State Board of Administration. The assumed rate of investment return for Fiscal Year 2004-2005 was 7.75%, with an actual return calculated on a fair value basis of 10.18% . As of June 30, 2005, the FRS Trust Funds were valued at $109.88 billion (market value).

     The State contributed to the FRS as part of a cost-sharing multiple-employer public-employee defined benefit pension plan. For Fiscal Year 2004-2005, the State's total covered payroll amounted to approximately $5.33 billion with actual and required employer contributions totaling $518.49 million. The State's contribution to the FRS for Fiscal Years 2002-2003 and 2003-2004 was approximately $371.7 million and $436.3 million, respectively. These amounts were also equal to the required contributions for each year. Covered payroll refers to all compensation paid by the State to active employees covered by the FRS on which contributions to the defined benefit pension plan are based. The State's contribution represented 24.65% of the total contributions required of all participating employers.

Litigation

     Due to its size and broad range of activities, the State is involved in numerous routine legal actions. The departments involved believe that the results of such litigation, pending or anticipated, will not materially affect the State's financial position.

     Sarnoff v. Department of Highway Safety and Motor Vehicles. This suit alleges the improper setting of the fee for the motor vehicle inspection program. Plaintiffs challenge the constitutionality of State statutes, which impose a $10.00 fee on the emissions inspection of automobiles in 7 of the State's 67 counties. Plaintiffs were granted class certification by the trial court, which was subsequently reversed by the appellate court in 2001. The State Supreme Court affirmed the appellate court's holding that the plaintiffs should have first sought administrative relief and granted summary judgment for the State. The Plaintiffs appealed to the Federal district court, which affirmed the holding on January 18, 2005 and later denied the Plaintiffs motion for clarification and a request for a written order. The State prevailed on all of the issues in the case.

     Traylor Brothers, Inc. v. Department of Transportation. The Department of Transportation ("DOT") contracted with Traylor Brothers to construct a "signature" bascule bridge over the Intercoastal Waterway in Fort Lauderdale. Traylor Brothers has sued the DOT for breach of contract. Mediation was held in March 2005. During mediation, the DOT negotiated a settlement of all outstanding claims for $11.5 million.

Rendon v. Florida Department of Highway Safety and Motor Vehicles, etc., et al. The plaintiffs

(persons covered by the Americans with Disabilities Act ("ADA")), in a certified class action suit, seek a declaratory judgment that State statutes violate the ADA in that the surtax charged for a disabled parking permit is illegal. Issues include the right to proceed with refund claims when no one has applied for a refund claim. The trial court held that the State statute violated the ADA. The State appealed to the Federal district court, which reversed the trial court's decision and remanded with direction to grant the DOT's motion for summary judgment based on the sovereign immunity afforded the State. The plaintiffs petitioned the State Supreme Court for review, which was subsequently denied in 2003. The plaintiffs then petitioned the U.S. Supreme Court for review, which was granted. The Court vacated the lower court ruling and remanded the case back to the district court for further consideration in light of other recent related rulings in 2004. Oral argument was held in January 2005 and a decision is still pending. Estimated potential loss to the State is in excess of $35 million.

     AT&T Corporation v. Florida Department of Transportation. This is an inverse condemnation suit regarding an easement granted to AT&T Corporation by the DOT. The case is set for trial in October 2006. The potential liability to the State is $26 million.

     Florida Gas Transmission Company v. Florida Department of Transportation. Plaintiff has filed a breach of contract suit for alleged failure and refusal of reimbursement for the relocation of its natural gas pipelines. Trial was set for June 13, 2006 and discovery is ongoing. The plaintiff seeks recovery of $160 million.

     Modern, Inc. and First Omni Service Corporation v. Florida Department of Transportation, U.S. Fish and Wildlife Services, and St. Johns River Water Management District. This is a suit for inverse condemnation by flooding. A mediation date is being coordinated. The Court has reset trial for August 14, 2006, with pretrial scheduled for July 20, 2006. The plaintiffs seek damages of $34 million.

     Smith & Company, Inc., v. Florida Department of Transportation. This breach of contract suit has been dismissed. The DOT, however, filed suit on January 21, 2004 for liquidating damages of $1.6 million. The plaintiff filed a counterclaim for $50 million raising the same issues as those in the dismissed case. Mediation was held on December 22, 2005, without resolution. A trial date was set for May 2006.

     ContractPoint Florida Parks, LLC, v. Florida Department of Environmental Protection. This is a suit for breach of contract with the Department of Environmental Protection ("DEP") that would have allowed the plaintiffs to build, manage, and receive income from cabins in eight State parks for thirty years. Trial was held in August 2005. The jury found that the DEP was in breach of contract and was liable for $628,543 for out-of-pocket expenses, but that the DEP was not entitled to $61 million it had claimed for lost profits. The DEP informed the plaintiff that it has no appropriation to pay the judgment and that the DEP must pursue a claims bill. The court awarded the plaintiff $16,000 in court costs, which the DEP has paid.

Gulf Services, Inc., and Nature Quest, Inc., v. Florida Department of Environmental Protection.

This breach of contract case was filed in 2004 for breach of contract, wrongful termination and civil conspiracy against the DEP and ten of its employees. In 2005, the court dismissed the complaint and the defendants seek attorney's fees and costs as prevailing parties. The plaintiffs filed an amended complaint for breach of contract against the DEP, which was dismissed on January 19, 2005. A second amended complaint was filed on January 30, 2006, in which certain plaintiffs alleges monetary damages of $80 million.

     Kevin Rabin, Ruth Sinreich and Michael Roberts (formerly Citrix Systems, Inc.) v. Department of Revenue. The Department of Revenue ("DOR") issued a corporate income tax assessment against Citrix Systems, Inc. ("Citrix"). Citrix responded by filing an action in county court contesting the assessment and asserting that Florida sales and use taxes are facially unconstitutional because they impose tax

B-82

liabilities on transactions involving communication of information or on businesses and individuals who are recipients of information. Citrix and the plaintiffs sought to create a class action asserting that all taxes are a facial violation of their First Amendment rights, and Citrix has since withdrawn its claims. The trial court granted the DOR's motion to transfer venue. The remaining plaintiffs' appeal on the motion to transfer was denied by the appellate court. Plaintiffs sought discretionary review by the State Supreme Court, which was denied in April 2005. The potential loss to the State could be in excess of $25 million. A hearing was set for March 20, 2006, on the DOR renewed motions to dismiss and seek sanctions.

     General Motors Corporation v. Department of Revenue. Plaintiff has challenged whether use tax should be imposed on the tangible personal property used in certain repairs under State statutory provisions. The total tax, penalty, and interest at stake exceed $30 million.

DirecTV, Inc., v. Florida Department of Revenue and Ogborn v. Florida Department of Revenue.

These related complaints seek to determine whether differences in State tax rates on cable and satellite television constitute Constitutional violations of the commerce clause and equal protection clause. DirecTV seeks a refund and injunction and Ogborn seeks class certification for customers. The total refund claim exceeds $107 million.

     SunTrust Bank v. Florida Department of Revenue, Chrysler Financial Co., LLC v. Florida Department of Revenue, Wells Fargo Financial Acceptance Florida, Inc., v. Florida Department of Revenue, Arcadia Financial Ltd., v. Florida Department of Revenue, Wells Fargo Financial America, Inc., v. Florida Department of Revenue, WFS Financial, Inc., v. Florida Department of Revenue. The DOR denied requests by the plaintiffs for refunds on sales tax paid. Plaintiffs' refund claims exceed $30 million. On December 6, 2005, the court issued an order of final summary judgment in favor of the DOR against SunTrust. The DOR received SunTrust's notice of appeal on December 28, 2005.

     American Habilitations Services, Inc. et. al. v. Agency for Health Care Administration. The plaintiffs, 28 providers of services for developmentally disabled Medicaid recipients, seek declaratory and injunctive relief concerning unilaterally imposed rate reductions. Discovery is currently in progress. Trial was set for January 30, 2006. The potential exposure of the claim is estimated to be $30 million in Medicaid funds.

     Kindred Pharmacy Services East, LLC, et. al. v. Agency for Health Care Administration. The plaintiffs, eight pharmacies, filed a breach of contract claim and seek a declaratory judgment against the Agency, alleging that the Agency did not properly reimburse providers for prescription drugs provided under the Medicaid program. Plaintiffs seek compensatory damages, declaratory relief and attorneys' fees. The lawsuit was filed in June 2004, the plaintiffs have amended their complaint twice and discovery is ongoing for all parties. The estimated exposure of the claim is up to $50 million. The Agency is considering filing a counterclaim for as much as $60 million.

     Collier v. State of Florida. This is a challenge to Florida's former practice of releasing driver's license information to bulk mailers. Until October 2004, this information was public record. The plaintiffs contend that Federal law prohibits the disclosure of such information, even though State law required its disclosure. The plaintiffs sought class certification and damages. In October 2004, the State filed a motion to dismiss the case, which was recently granted on the inverse condemnation, declaratory judgment, and injunctive relief claims. The plaintiff was allowed to file an amended complaint on the privacy claim. On September 19, 2005, the State's motion to dismiss was granted and the plaintiffs' complaint was dismissed with prejudice. This decision has been appealed by the plaintiffs, who seek damages in excess of $25 million.

     Collier v. Dickenson. This is the Federal companion case to Collier v. State of Florida. In this action, the plaintiffs proceeded under Federal causes of action under the Federal Driver Privacy Protection Act, and are seeking damages from several State officials and employees. A motion to dismiss was filed, which the court dismissed without prejudice to refile in April 2005 after limited discovery on the State's claim of qualified immunity. Another motion to dismiss was filed recently and the case is still pending. Plaintiffs seek damages in excess of $25 million.

     Boccia, et al. v. UB Vehicle Leasing Inc., Florida Department of Revenue, et al., and Penzer, et al. v. Ford Motor Credit Company, Florida Department of Revenue, et al. Both cases are class action refund cases that involve charges by automobile leasing companies for excess mileage, wear and tear, and taxation. The size of the potential class is uncertain, but the potential loss to the State could exceed $25 million.

Maryland Series

General Information

     The State of Maryland has a population of approximately 5.6 million, with employment based largely in the service, retail trade and government sectors. Those sectors, along with finance, insurance and real estate, are the largest contributors to the gross state product. Population is concentrated around the Baltimore and Washington, D.C. areas, and proximity to Washington D.C. influences the above average percentage of employees in government. Manufacturing, on the other hand, is a much smaller proportion of employment than for the nation as a whole. Annual unemployment rates have been greatly below those of the national average for each of the last 20 years, except much less so in 1997 and 1998. The unemployment figure for 2005 was 4.1% compared to a national rate for the same period of 5.1% . Maryland's labor force totaled over 2.9 million individuals in 2005.

     According to preliminary estimates of the U.S. Department of Commerce, Maryland residents received almost $233.9 billion in personal income in 2005. Total personal income increased at a rate of 6.1%, above the national average of 5.6% . Per capita income remained significantly above the national average in 2005, $41,760 in Maryland compared with the national average of $34,586. In 2005, Maryland's per capita personal income ranked fourth highest of the 50 states, holding the rank it had earned in 2001. Per capita income varies across the State, with the highest incomes in the Washington and Baltimore regions.

State Budget and Finances

     General. The State enacts its budget annually. Revenues are derived largely from a combination of specialized taxes and user charges, including statewide income, sales, property, public service company, motor vehicle, and transfer taxes. Non-tax revenues are largely from the Federal government for transportation, health care, welfare and other social programs. The State ended Fiscal Year 2005 with a $1.2 billion General Fund balance.

     On a GAAP basis, the Fiscal Year 2005 reserved General Fund balance was $1.5 billion, while the unreserved, designated and undesignated fund balances were $776.9 million and $307.5 million, respectively; this compares to the reserved General Fund balance of $1.4 billion and unreserved, undesignated fund balance deficit of $127.1 million at the end of Fiscal Year 2004. The total GAAP fund balance for Fiscal Year 2005 was $2,622.0 million compared with a total GAAP fund balance of $1.5 billion for Fiscal Year 2004.

     The State reserve fund consists of five accounts – the Reserve Stabilization Account (the "RSA"), the Dedicated Purpose Account, the Economic Development Opportunities Program Account, the

Catastrophic Event Account, and the Joseph Fund Account. The RSA was established to retain State revenues for future needs and to reduce the need for future tax increases. The State reserve funds totaled $540.1 million at the close of Fiscal Year 2005. The balance of the State Reserve Fund for the Fiscal Year that ends June 30, 2006 was estimated to be $796.2 million, with $757.5 contained in the RSA and $38.7 million in the other accounts. The RSA was estimated to be 6.1% of the General Fund Revenue.

     2005 Budget. For Fiscal Year 2005, the total budget is $24.3 billion, a $1.7 billion increase over Fiscal Year 2004. The General Fund accounts for approximately $11.3 billion, of which the largest expenditures are for health and education, which together represent 73% of total General Fund expenditures. General Fund expenditures exclude transportation, which is funded with special fund revenues from the Transportation Trust Fund.

     The Fiscal Year 2005 budget (the "2005 Budget") includes, among other things: (i) sufficient funds to the State's retirement and pension system to remain within the range of 90%-110% full funding; (ii) $1.2 million for capital projects; (iii) $4.1 billion in aid to local governments; and (iv) net General Fund deficiency appropriations of $90.2 million for Fiscal Year 2004. As part of the 2005 Budget, the General Assembly authorized various transfers and funding changes that resulted in increased General Fund revenues and decreased General Fund appropriations. Previously, in the 2003 and 2004 budgets, the General Assembly had provided for fund transfers in Fiscal Year 2005 of $255.2 million and $128.3 million, respectively. The combined transfers include $189.3 million from transfer taxes ($25.6 million of which will be replaced with general obligation bonds); $102.4 million from the local share of transportation revenues; and $81.0 million from a reserve fund representing unclaimed local income taxes from prior tax years.

     The 2005 Budget funded all Fiscal Year 2005 debt service on the State's general obligation bonds entirely with special funds, primarily from State property tax revenues. The Fiscal Year 2005 tax rate for real property was 13.2 cents per $100 of assessed value, unchanged from the Fiscal Year 2004. Fiscal Year 2005 debt service is appropriated at $560.4 million. It was estimated that there would be a balance of $86.6 million in the Annuity Bond Fund at June 30, 2005, which was to be available for Fiscal Year 2006 debt service requirements.

     At the end of Fiscal Year 2005, the State's governmental funds reported a combined fund balance of $3.2 billion, an increase of $1.3 billion from the prior year. This balance includes $308 million in unreserved, undesignated fund balance and $777 million in unreserved, designated fund balance for the general fund. The unreserved general fund balance, plus $540 million that was set aside for the State Reserve Fund, is approximately 7% of the total annual expenditures in governmental funds, as compared to 3% in Fiscal Year 2004.

     2006 Budget. On April 9, 2005, the General Assembly approved the budget for Fiscal Year 2006 (the "2006 Budget"), which includes, among other things: (i) funds to the State's retirement and pension systems to remain within the range of 90-110% full funding; (ii) $2.5 million for capital projects and $20 million for a fund to reimburse the General Fund when heritage income tax credits are claimed; (iii) $4.5 billion in aid to local governments from general funds; (iv) $325.7 million to the State Reserve Fund; and (v) General Fund deficiency appropriations of $100.4 million for Fiscal Year 2005.

     The 2006 Budget funds all Fiscal Year 2006 debt service on the State's general obligation bonds entirely with special funds, primarily from State property tax revenues. The 2006 Budget includes funds for an employee cost of living adjustment of 1.5%, merit increases for certain employees, and a (reduced) match for contributions to deferred compensation of $400.

As part of the 2006 Budget, the General Assembly enacted the Budget Reconciliation and

Financing Act of 2005 (the "2005 Act") authorizing various funding changes resulting in increased general fund revenues and decreased general fund appropriations. The 2005 Act increases Fiscal Year 2006 revenues by providing $90 million in transfer tax revenues and $48 million in highway user revenues that would otherwise have gone to local governments. Also, the 2005 Act and other legislation increase 2006 revenues by $69.4 million, including $25.0 million from withholding on retirement distributions; $13.7 million from uncoupling from the Federal deduction for qualified production activity; $8 million from increased efforts in bank account attachments; $8 million from increasing the rate of withholding primarily on out-of-state realty sales; $6.2 million from increasing the nonresident pass-through entities tax; and $3 million from reducing the number of withholding allowances for child support and other debtors. Reductions to required Fiscal Year 2006 General Fund appropriations include $5.1 million reduction in the State match of employee contributions to the deferred compensation plan; $5.8 million decrease in the State share (from 80% to 75%) of the cost of placing students with special needs in non-public establishment; and a $2.4 million reduction to a pre-kindergarten program for high risk children.

     The 2006 Budget totaled $25.9 billion, a 4.2% increase over Fiscal Year 2005. This increase was due, in part, to increases in public school education funding ($396.6 million) and Medicaid spending ($371 million). The 2006 Budget also earmarked $79.1 million to build State and local correctional facilities and $8.5 million for drug treatment programs. Maryland's capital budget for Fiscal Year 2006 was approximately $2.8 billion, which includes $947 million for State-owned capital projects as well as capital programs that provide grants and loans to local governments and the private sector. The 2006 Budget protects the State Reserve Fund and projected that the balance at the end of Fiscal Year 2006 would total $796 million, an increase of $256 million over Fiscal Year 2005.

     It was estimated that the General Fund balance on June 30, 2006 would be approximately $1.3 billion. In addition, the balance in the RSA was estimated to be $757.5 million at June 30, 2006, equal to approximately 6.1% of estimated General Fund revenues. The General Assembly had authorized the transfer of $45.2 million from the RSA in Fiscal Year 2006 for capital projects.

     2007 Budget. On March 27, 2006, the General Assembly approved the budget for Fiscal Year 2007 (the "2007 Budget"), which includes, among other things: (i) funds to the State's retirement and pension systems consistent with the "corridor" methodology of funding as prescribed by statute; (ii) $5.0 billion in aid to local governments from general funds; (iii) $147.7 million for capital projects; (iv) $771.4 million to the State Reserve Fund; and (v) General Fund deficiency appropriations of $182.3 million for Fiscal Year 2006.

     The 2007 Budget funds all Fiscal Year 2007 debt service on the State's general obligation bonds entirely with special funds, primarily from State property tax revenues. The amount of State property tax revenues projected reflects a reduction in the fiscal year 2007 State property tax rate of 2¢ (per $100 of taxable assessed value) from 13.2¢ to 11.2¢, which rate was established by the Board of Public Works on April 19, 2006.

     The 2007 Budget includes funds for an employee cost of living adjustment ranging from $900 to $1,400 per employee, employee merit increases, and the statutory match for contributions to deferred compensation. In addition, the Budget provides $37.6 million for correctional officer salary increases and new positions.

     Legislation was enacted providing for a subtraction modification for State individual income tax purposes for military retirement income and a re-coupling with certain federal estate tax provisions, estimated to reduce State general fund revenues in Fiscal Year 2007 by $22.9 million. It is estimated that the general fund balance on a budgetary basis at June 30, 2007, will be $122.1 million. Additionally, the balance in the RSA of the State Reserve Fund is estimated to be $1.4 billion at June 30, 2007, equal to 10.9% of general fund revenues.

State Funds.

     Cigarette Restitution Fund. Legislation was enacted during the 1999 session of the General Assembly that created the Cigarette Restitution Fund. All payments received by the State related to a tobacco settlement, including the Master Settlement Agreement (the "MSA") are to be placed into this fund, which can only be spend through appropriations in the annual State budget. Legislation enacted during the 2000 Session of the General Assembly provided a framework for two of the primary uses of the Cigarette Restitution Fund by creating and outlining two specific programs — the Tobacco Use Prevention and Cessation Program and the Cancer Prevention, Education, Screening, and Treatment Program. The special fund appropriations of the Cigarette Restitution Fund are limited to the available proceeds of the tobacco settlement. In the event the anticipated revenues of funds are less than the State expects, the appropriations cannot be fully expended. Expenditures from the fund were $117.1 million in Fiscal Year 2005 and were budgeted at $121.8 million in Fiscal Year 2006. The April, 2006, payment pursuant to the tobacco settlement was less than anticipated. There were sufficient CRF resources to fund Fiscal Year 2006 appropriations; Fiscal Year 2007 appropriations from the CRF (for Medicaid), however, were restricted to recognize the reduced payment. A deficiency appropriation of general funds for Fiscal Year 2007 for Medicaid may be necessary in light of the underattainment of CRF resources.

     As part of the MSA between the states and the tobacco companies, Maryland's share during Fiscal Year 2004 was $149.9 million. Pursuant to a settlement between the State and legal counsel resolving all disputes, $30 million was disbursed to legal counsel in Fiscal Year 2004.

     It is estimated that the payments made to the State pursuant to the MSA through Fiscal Year 2010 will total $1.7 billion, of which $150 million will go to outside counsel. The actual amount paid each year, however, will reflect adjustments for inflation and cigarette shipment volume. In addition, the State expects to receive $46.3 million during that same period pursuant to an award for attorney fees by the national arbitration panel.

     Transportation Trust Fund. The Transportation Trust Fund, administered by the Department of Transportation ("DOT"), is the largest of the special funds and consolidates into a single fund substantially all fiscal resources, excluding the Maryland Transportation Authority, dedicated to transportation (including excise taxes on motor vehicles, motor fuel and motor vehicle title, sales and use tax on vehicle rentals, a portion of corporate income tax, wharfage and landing fees, and fare box revenues). All expenditures of the DOT are made from the Transportation Trust Fund, as well as the servicing of all the transportation bonds. Amounts in the fund do not revert to the General Fund if unexpended at the end of the fiscal year; however, the General Assembly may pass legislation requiring such a transfer, and also a subsequent retransfer back to the fund. Expenditures from the fund were $3.76 billion in Fiscal Year 2005.

State Indebtedness

     The State issues general obligation bonds, to the payment of which the State ad valorem property tax is exclusively pledged, for capital improvements and for various State-sponsored projects. In addition, the DOT issues for transportation purposes its limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance. The State and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets. These lease agreements specify that payments thereunder are subject to annual appropriation by the General Assembly.

     At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. There is no general debt limit imposed by the State Constitution or public general laws. Although the State has the authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100 million, the State in the past 20 years has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes. The State has not issued bond anticipation notes except in connection with a State program to ameliorate the impact of the failure of certain State-chartered savings and loans in 1985; all such notes were redeemed without the issuance of debt.

     General obligation bonds are authorized and issued primarily to provide funds for State owned capital improvements, facilities for institutions of higher education and the construction of public schools in political subdivisions. Bonds have also been issued for local government improvements, including grants and loans for water quality improvement projects and correctional facilities, and to provide funds for repayable loans or outright grants to private, not-for-profit, cultural or educational institutions. General obligation bonds are subject to arbitrage regulations. However, there are no major outstanding liabilities in connection with these regulations as of June 30, 2004. Beginning in Fiscal Year 2004, the increase in the State property tax rate eliminated the need for general funds to subsidize funding of general obligation debt service. Bonds issued after January 1, 1988, are subject to redemption provisions at the option of the State.

     General obligation bonds, which are paid from the general obligation debt service fund, are backed by the full faith and credit of the State and, pursuant to the State Constitution, must be fully paid within 15 years from the date of issue. Property taxes, debt service fund loan repayments and general fund appropriations provide the resources for repayment of general obligation bonds. In the Fiscal Year 2006 capital program, 79% of new general obligation bond authorizations represent financing of State-owned capital facilities and State programs, 13% represent financing of capital improvements owned by local government units, and 8% represent financing of capital improvements owned by non-profit or other private entities.

     As of March 31, 2006, Maryland has $6.2 billion of net State supported debt outstanding. General obligation bonds accounted for $4.5 billion of that amount. In Fiscal Year 2004, debt service on general obligation bonds was paid primarily from State property tax receipts. As of March 31, 2006, outstanding DOT bonds accounted for another $1.082 billion; the debt service on those bonds is payable from taxes and fees related to motor vehicles and motor vehicles fuel and a portion of the corporate income tax. As of March 31, 2006, debt obligations issued by the Maryland Stadium Authority in the form of lease-backed revenue bonds account for $297.1 million of State tax supported debt outstanding. The State has also financed construction and acquisition of various other facilities and equipment through lease-type financing, subject to annual appropriation by the General Assembly.

     As of March 31, 2006, the State has had approximately $1.1 billion of authorized but unissued debt. The State expects to conduct two bond offerings in Fiscal Year 2006.

     Ratings. General obligation bonds of the State of Maryland are currently rated "Aaa" by Moody's and "AAA" by S&P and Fitch. It should be noted that the ratings may be changed at any time and that no assurance can be given that they will not be revised downward or withdrawn by any or all rating agencies, if in the judgment of any or all circumstances should warrant such actions.

Litigation

     The State and its units are parties to numerous legal proceedings, many of which normally occur in governmental operations. The legal proceedings are not, in the opinion of the Attorney General, likely to have a material adverse effect on the State's financial position.

Massachusetts Series

     Massachusetts is a relatively slow growing but densely populated state with a well-educated population, comparatively high-income levels, low rates of unemployment, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty years, significant changes have occurred in the age distribution of the population. Dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in 2015 and 2025. Massachusetts also has a comparatively large percentage of its residents living in metropolitan areas. According to the 2000 census, the population density of Massachusetts is 809.8 persons per square mile, as compared to 79.6 for the United States as a whole, ranking third among the states in percentage of residents living in metropolitan areas: 96.1% of Massachusetts residents live in metropolitan areas, compared with a national average of 80.3% . The State's population is concentrated in its eastern portion. The City of Boston is the largest city in New England, with a 2000 population of 589,141. According to recent estimates, only six states have grown more slowly than Massachusetts since 2000, and the Commonwealth may even have experienced a slight population loss in 2004.

     Since 1970, real and nominal per capital income levels have been consistently higher in Massachusetts than in the United States. After growing at an annual rate higher than that for the United States between 1982 and 1988, real income levels in Massachusetts declined between 1989 and 1991. In 2000 Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 1.6% . In 2001 and 2002, nominal and real income in both the Commonwealth and the nation declined, while in 2003 the Commonwealth showed a slight decline while the nation was essentially flat. Even with slight declines in income, both real and nominal income levels in Massachusetts remain well above the national average. Higher income levels in the Commonwealth relative to the rest of the nation are offset to some extent by the higher cost of living in Massachusetts.

     From 1998 to 2003, gross state product ("GSP") in Massachusetts, New England and the nation has grown approximately 25%. Massachusetts had larger GSP increases than New England and the rest of the nation in 1999 and 2000, but then lagged both areas after the recession of 2001. The Massachusetts economy is the largest in New England, contributing approximately 48% to New England's total GSP and the thirteenth largest in the nation, contributing 2.7% to the nation's total GSP.

     The Massachusetts economy is diversified among several industrial and non-industrial sectors. The four largest sectors of the economy (real estate and rental and leasing, manufacturing, finance and insurance, and professional and technical services) contributed 45.8% of the Commonwealth's GSP in 2002. Total non-agricultural employment in Massachusetts declined at a rate of 2.4% in 2002 and another 2.0% in 2003, but only declined 0.5% in the first eleven months of 2004. In the first eleven months of 2004, manufacturing employment declined 0.9% from the same period in 2003, a much smaller decline than the annual declines in the previous three years (5.0%, 10.3% and 6.2% in the same time periods for 2001, 2002 and 2003 respectively).

     The unemployment rate in Massachusetts has been consistently below that of the United States since the recovery from the recession of the early 1990s. Unemployment levels in the United States as a whole and in the New England region have shown similar patterns in the last year, generally rising in 2003, then falling in recent months. The unemployment rate in Massachusetts was somewhat erratic, but dropped from 5.7% to 4.6% between November 2003 and November 2004, while the United States unemployment rate dropped from 5.9% to 5.4% over those same months.

Commonwealth Finances

     Cash Flow-Fiscal Year 2005. On May 27, 2004, the Commonwealth released the most recent cash flow projections for Fiscal Year 2005. This projection was based on the Fiscal Year 2005 budget, including the value of all vetoes and subsequent overrides and supplemental appropriations that have carried over into Fiscal Year 2005. It reflected authorized transfers between budgeted funds and certain reserve funds as provided for in the Fiscal Year 2004 budget and in subsequent legislation. The cash flow projection incorporated a tax revenue estimate for Fiscal Year 2005 of $16.231 billion, including $704.8 million in sales tax revenues dedicated to the Massachusetts Bay Transportation Authority (the "MBTA").

     The Commonwealth's cash flow projection had a July 1, 2004 starting balance of $2.617 billion and projected a June 30, 2005, ending balance of $2.121 billion. These figures did not include balances in the Stabilization Fund or certain other off-budget reserve funds, but did include monies sequestered to pay for capital projects totaling $864 million and $418.8 million, respectively. Excluding these sequestered capital funds, the Commonwealth's operating cash balance opened the year at $1.753 billion, and was projected to end the year at $1.703 billion, a decrease of approximately $50 million.

     The cash flow projection incorporated the periodic use of commercial paper borrowing by the Commonwealth to meet cash flow needs. In particular, the Commonwealth made local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which often results in short-term cash flow borrowings. The Commonwealth began Fiscal Year 2005 with $75.1 million in commercial paper outstanding in the form of Bond Anticipation Notes ("BANs"). In December 2004, the Commonwealth issued $700 million of Revenue Anticipation Notes ("RANs"), which brought the aggregate outstanding amount of issued commercial paper to $775.1 million. $300 million of RANs were subsequently repaid and $300 million of BANs were issued for capital purposes. As of March 1, 2005, $755.1 of commercial paper was still issued and outstanding. The Commonwealth anticipated issuing an additional $200 million of RANs prior to the end of March 2005, which, in addition to the $400 million of RANs currently outstanding, were expected to be retired by the end of April 2005.

     The cash flow projection included an estimated $1.75 billion in long-term borrowing for capital projects, including a $316 million general obligation bond issue completed in August 2004 and a $317 million general obligation bond issue completed in October 2004. Additional general obligation bond issues of $670 (up from an earlier projection of $500) million in March 2005, $325 million in April 2005 and $292 million in June 2005 were projected.

     The cash flow projection also included a projection for Fiscal Year 2006, which was based on the Governor's budget proposal for Fiscal Year 2005. The projection showed a starting balance of $2.121 billion and a ending balance of $1.060 billion. Excluding segregated capital funds, the Fiscal Year 2006 projection shows a decline in the operating cash balance from $1.073 billion on July 1, 2005 to $891 million on June 30, 2006. The projection anticipates short-term borrowing for operating purposes of $200 million in November 2005, $200 million in December 2005 and $150 million in March 2006. All such borrowing is expected to be retired before the end of April 2006.

     Fiscal Year 2005 Budget. One June 25, 2004, the Governor signed into law the Fiscal Year 2005 Budget (the "2005 Budget"), and also vetoed $108.5 million in spending, which reduced the value of the appropriations to $22.402 billion. The Legislature has subsequently overridden $95.5 million of the Governor's vetoes, bringing the total 2005 Budget to $22.498 billion. The 2005 Budget, including overrides, budgeted $6.494 billion for Medicaid, $3.611 billion for education excluding school building assistance, $1.741 billion for debt service and $10.652 billion for all other programs and services. In addition to the spending appropriated in the 2005 Budget, the Commonwealth has significant "off budget" expenditures in the amounts of $1.217 billion for Fiscal Year 2005 pension obligations and $395.7 million for the Commonwealth's school building assistance program. Fiscal Year 2005 spending, adjusted to include these "off-budget" expenditures in addition to the amount appropriated in the 2005 Budget, increases by 7.4% over Fiscal Year 2004 estimated spending.

     The 2005 Budget is based upon a gross tax estimate of $15.968 billion, comprised of the consensus Fiscal Year 2005 Commonwealth tax estimate of $15.801 billion, plus an additional $89 million generated from the closing of various tax loopholes, $65.5 million from enhanced tax audits, and $12.7 million from the taxation of lottery prize assignment. The gross tax figure includes $1.217 billion dedicated to the Commonwealth Fiscal Year 2005 pension obligation and $704.8 million in sales tax revenues dedicated to the MBTA. In order to comply with the Commonwealth's statutory balanced budget requirement, the 2005 Budget also appropriates $340 million from the Stabilization Fund and $270 million from the FMAP Escrow Fund. The legislation contains a provision to reduce the amount appropriated from the Stabilization Fund should tax revenues, by the third quarter of the fiscal year, exceed benchmarks set by the January 14, 2004 consensus tax estimate.

     On August 10, 2004, the Governor signed legislation closing various so-called tax loopholes. Although the 2005 Budget assumes $89 million in additional tax revenue would be generated from the closing of such loopholes, further analysis of the proposed legislation by the Department of Revenue (the "DOR") estimates that $79 million in additional tax revenue will be generated in Fiscal Year 2005 by the law. Since the enactment of the 2005 Budget, the Governor also has signed into law significant changes to restructure the Commonwealth's transportation departments and agencies and to finance and implement a new school building assistance program. The Governor also signed a transportation bond bill authorizing $2.502 billion and a courts and housing bond bill totaling $520 million.

     On September 17, 2004, the Governor signed into law $423.8 million in supplemental appropriations and vetoed approximately $76.1 million in additional spending recommended by the Legislature. On February 24, 2005, the Governor signed into law $88.6 million in supplemental appropriations and vetoed approximately $32.1 million in additional spending for retroactive collective bargaining agreements. The Fiscal Year 2005 Budget, as supplemented to date, provides for $23.886 billion of appropriations in the budgeted operating funds.

     Fiscal Year 2006 Budget Proposal. On January 26, 2005, the Governor submitted his budget for Fiscal Year 2006, constituting a balanced budget as required by law. The Governor's budget is based upon a gross tax estimate of $17.281 billion, which included $1.275 billion for the annual pension obligations, $716.4 million in sales tax revenue dedicated to the MBTA, and $488.7 million in sales tax dedicated to school building assistance. The $23.217 billion appropriations bill would represent a 2.4% increase in spending as compared to the 2005 Budget, but less than a 1% increase after certain adjustments for Medicaid and other healthcare premium costs. The spending plan would allocate $6.64 billion for Medicaid, $4.709 billion for education, $1.793 billion for debt service and $10.075 billion for all other programs and services.

     On March 3, 2005, the Governor filed an economic stimulus bill intended to reduce barriers to economic growth, create a sales force for the Commonwealth, provide job creation incentives and develop the workforce. The bill establishes the Massachusetts Opportunity Relocation and Expansion Jobs Incentive Trust Fund to provide incentive payments to businesses of $10,000 per qualifying new job created to be paid over three years. The incentive payments are estimated at $185 million over a five-year period. Additionally, the bill provides for ongoing operational expenditures and capital funds to be spent over five years, including (i) a $200 million bond authorization for job creation infrastructure improvements; (ii) a $100 million bond authorization to support research partnerships between private firms and universities; and (iii) $26.4 million of appropriations for enhanced economic and workforce development operations in state government and for the transfer of $10 million for initial incentive payments.

Revenues

     In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the Federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the Commonwealth's budgeted operating funds. In Fiscal Year 2004, on a statutory basis approximately 63.7% of the Commonwealth's annual budgeted revenues were derived from state taxes. In addition, the Federal government provided approximately 21.3% of such revenues, with the remaining 15.1% provided from departmental revenues and transfers from non-budgeted funds.

     Commonwealth Taxes. The major components of Commonwealth taxes are the income tax, which is projected to account for approximately 55% of total tax revenues in Fiscal Year 2005, the sales and use tax, which is projected to account for approximately 24% of total tax revenues in Fiscal Year 2005, and the corporations and other business and excise taxes, which are projected to account for approximately 10% of total tax revenues in Fiscal Year 2005.

     During Fiscal Years 2000-2003, legislation was implemented that had the net effect of reducing revenues by decreasing income tax rates or increasing or establishing various deductions and credits. In addition, several administrative changes were implemented that reduced revenues. During Fiscal Year 2003, legislation was implemented that reversed or delayed some of the previous tax reductions, and implemented increases in other taxes. The incremental net effect of these tax law and administrative changes (relative to the immediately preceding fiscal year) is estimated to have been a reduction of approximately $180 million of Fiscal Year 2000 revenues, $790 million of Fiscal Year 2001 revenues and $700 million of Fiscal Year 2002 revenues. In Fiscal Year 2003, tax law changes were estimated to have increased revenue collection by a net amount of approximately $980 million. The DOR estimates that in Fiscal Year 2004, the impact of tax law and administrative changes was to reduce tax collections by approximately $110 million compared to Fiscal Year 2003. The DOR further estimates that such changes will increase tax collections by approximately $35 million in Fiscal Year 2005.

     Tax revenue collections for Fiscal Year 2004 totaled $15.953 billion, an increase of $989.6 million (6.6%) over Fiscal Year 2003. This increase is attributable in large part to an increase of approximately $262.6 million (28.9%) in income tax payments with returns and bills, an increase of approximately $276.7 million (3.9%) in personal income tax withholdings, an increase of approximately $182.7 million (15.2%) in income tax cash estimated payments and an increase of approximately $145.9 million (9.5%) in corporate and business tax collections, which appears to reflect the closing of certain tax loopholes as well as increased business taxable earnings. Tax collections for Fiscal Year 2005 currently are forecast to be approximately $16.231 billion, an increase of $278 million over Fiscal Year 2004.

     Income Tax. The Commonwealth assesses personal income taxes at flat rates, according to classes of income after specified deductions and exemptions. A rate of 5.3% has been applied to most types of income since January 1, 2002. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%, and the tax rates on gains from the sale of capital assets owned more than one year is 5.3% . Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

     Sales and Use Tax. The Commonwealth imposes a 5% sales tax on retail sales of certain tangible properties (including retail sales of meals) transacted in the Commonwealth and a corresponding 5% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries, and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and most residential use of telecommunications services.

     Beginning July 1, 2000, pursuant to "forward funding" legislation contained in the Fiscal Year 2000 budget, a portion of the Commonwealth's receipts from the sales tax, generally the amount raised by a 1% sales tax with an inflation-adjusted floor, is dedicated to the MBTA under a trust fund mechanism that does not permit future legislatures to divert the funds. In Fiscal Year 2004, the amount of such sales tax receipts was $684.3 million. Such amount is projected to be $704.8 million in Fiscal Year 2005.

Beginning July 1, 2004, pursuant to legislation adopted in June 2004, a portion of the

Commonwealth's sales tax receipts, totaling $395.7 million in Fiscal Year 2005 and specified percentages in subsequent fiscal years, increasing in Fiscal Year 2010 and thereafter to one cent of the sales tax, subject to certain exclusions and minimums, is dedicated to the Massachusetts School Building Authority.

     Business Corporations Tax. Business corporations doing business in the Commonwealth, other than banks, trust companies, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of

Commonwealth tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to the Commonwealth, which is based on net income for Federal taxes, is taxed at 9.5% . The minimum tax is $456. Both rates and the minimum tax include a 14% surtax.

     Beginning January 1, 1997, legislation was phased in that sourced sales of mutual fund shares to the state of domicile of the purchaser instead of to the state where the fund provider bore the cost of performing services. It is estimated that this change resulted in a revenue deduction of approximately $100 million in Fiscal Year 2002, $101 million in Fiscal Year 2003 and $106 million in Fiscal Year 2004, and is projected to reduce revenues by approximately $114 million in Fiscal Year 2005.

     Legislation enacted in March 2003 requires certain qualified subchapter S subsidiaries ("QSUBs"), as defined in the Internal Revenue Code of 1986, as amended (the "Code"), to pay the net income measure of the Commonwealth's corporate excise tax. A tax rate of 3% will be imposed on the net income of each QSUB if the total receipts of the QSUB, its parent and all of the parent's other QSUBs are between $6 million and $9 million for the taxable year. A tax rate of 4.5% will be imposed if such total receipts are $9 million or more. The new tax is in addition to the tax on the QSUB's income currently levied on its parent. The new law also requires every QSUB that receives income that would have been taxed to it for Federal income tax purposes had it been treated as a separate corporation to include, as a separate computation from the one above, such income in the net income measure of its corporate excise subject to tax at 9.5% .. The DOR estimates that this change resulted in additional revenue of approximately $33 million in Fiscal Year 2004.

     The legislation enacted in March 2003 also provided that, in computing net income, a taxpayer must generally add back certain payments remitted directly or indirectly to related parties for intangibles expenses and costs, including interest payments. The DOR estimates that as a result of this change, Fiscal Year 2003 corporate tax revenue decreased by approximately $40 million and Fiscal Year 2004 revenue increased by $77 million. The DOR estimates that this change will result in increased corporate excise tax revenues of $50-65 million annually in Fiscal Year 2005 and thereafter.

     Financial Institutions Tax. Financial institutions (which include commercial and savings banks) are subject to an excise tax of 10.5% . Legislation enacted in March 2003 clarified the treatment of Real Estate Investment Trust ("REIT") distributions with respect to the dividends-received deduction. REIT distributions received by businesses subject to the corporate excise tax are not to be treated as dividends and they are subject to taxation at the recipient level. The DOR estimates that this change resulted in additional tax revenues of approximately $160-180 million in Fiscal Year 2003. The DOR estimates that the REIT change resulted in a revenue increase of $50-70 million in Fiscal Year 2004, and will yield approximately the same amount in Fiscal Year 2005 and thereafter.

     Insurance Taxes. Life insurance companies are subject to a 2% tax on gross premiums; domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2% tax on gross premiums, plus a 14% surcharge for an effective tax rate of 2.28% .

Domestic companies also pay a 1% tax on gross investment income.

     Other Taxes. Other tax revenues are derived by the Commonwealth from motor fuels excise taxes, cigarette and alcoholic beverage excise taxes, estate and deed excises and other tax sources. The excise tax on motor fuels is $0.21 per gallon. In 2002 the tax on cigarettes was raised from $0.76 per pack to $1.51 per pack and the tax rate on other types of tobacco products was also raised. The DOR estimates that this change resulted in additional revenue of approximately $195 million in Fiscal Years 2003 and 2004. Legislation was enacted in March 2003 that allowed the DOR Commissioner to provide incentives for inheritance trusts to settle future obligations during Fiscal Year 2003. Through this program, approximately $34 million was raised in Fiscal Year 2003.

     Congress made numerous changes to Code provisions in recent years relating to the estate and gift tax. For the estates of decedents dying on or after January 1, 2002, Federal law raises the exemption amount and phases out the amount of the allowable credit for state death taxes by 25% a year until the credit is eliminated in 2005. Because the Commonwealth's estate tax equaled the previously allowable Federal credit, legislative action was needed to prevent the Commonwealth's estate tax from being fully eliminated. As of October 2002, the Commonwealth's estate tax was decoupled from the Federal estate tax and is now tied to the Code. These Federal changes are estimated to have reduced Fiscal Year 2003 collections by approximately $30-40 million, and the decoupling is estimated to have increased Fiscal Year 2004 tax revenues by $40 million and Fiscal Year 2005 tax revenues by $13 million in the first three months of 2005, when the effect of the phase-in was complete.

     Federal and Other Non-Tax Revenues. Federal revenue is collected through reimbursements for the Federal share of entitlement programs such as Medicaid and, beginning in Federal Fiscal Year 1997, through block grants for programs such as Transitional Assistance to Needy Families ("TANF"). The amount of Federal revenue to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon a maintenance of effort spending level determined annually by the Federal government. Departmental and other non-tax revenues are derived from licenses, tuition, registrations and fees, and reimbursements and assessments for services.

     For the Commonwealth's budgeted operating funds, interfund transfers include transfers of profits from the State Lottery and Arts Lottery Funds and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for $902.1 million, $931.6 million, $941.3 million, $947.1 million and $974.6 million in Fiscal Years 2000-2004, respectively, and which are expected to account for $1.045 billion in Fiscal Year 2005.

     On November 21, 2003, the Governor signed into law legislation establishing the FMAP Escrow Fund. All revenue received from the Federal Jobs Growth Reconciliation Action of 2003 in Fiscal Years 2004 and 2005, unless otherwise earmarked for a specific purpose, was deposited into the FMAP Escrow Fund. The Commonwealth received $57.7 million in Fiscal Year 2003, which was deposited into the General Fund. In Fiscal Year 2004, after the transfer of $55 million to the Uncompensated Care Trust, a total of $402.7 million was deposited into the FMAP Escrow Fund, all of which can be used to fund other Budgeted Operating Funds or reserved by legislation.

     Tobacco Settlement. On November 23, 1998, the Commonwealth joined with other states in a Master Settlement Agreement that resolved the Commonwealth's and the other states' litigation against the cigarette industry (the "MSA"). Under the MSA, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume. The Commonwealth's allocable share of the base amounts payable under the master settlement agreement is approximately 4.04% . The Commonwealth has estimated its allocable share of the base amounts under the agreement through 2025 to be approximately $8.3 billion, without regard to any potential adjustments, reductions or offsets.

     The Commonwealth was also awarded $414 million from a separate Strategic Contribution Fund established under the MSA to reward certain states' particular contributions to the national tobacco litigation effort. This additional amount is payable in equal annual installments during the years 2008 through 2017. The outside attorneys for the Commonwealth were awarded approximately $775 million in fees to be paid over time by the tobacco companies. The outside attorneys have filed a breach of contract claim regarding the fee agreement.

     During Fiscal Year 2000, the Legislature enacted two related laws to provide for disposition of the tobacco settlement payments. The legislation created a permanent trust fund (the Health Care Security Trust) into which the Commonwealth's tobacco settlement payments (other than payments for attorneys' fees) are to be deposited. The legislation contemplated that a portion of the monies in the trust fund would be available for appropriation by the Legislature to supplement existing levels of funding for health-related services and programs, and the remainder of the monies in the trust fund would be held as a reserve fund and would not be appropriated. For Fiscal Year 2000 through 2004, the amounts to be available for such purposes were stipulated to be $91.2 million, $94 million, $96 million, $98 million and $100 million, respectively, adjusted for the discounted amounts received by the Commonwealth in comparison to the MSA. The Fiscal Year 2002 budget changed this formula to 50% of amounts received in the settlement for Fiscal Year 2002, 2003 and 2004. Beginning with Fiscal Year 2005, 30% of the annual payments (not including any Strategic Contribution Fund payments) and 30% of the earnings on the balance in the trust fund are to be available for such purposes. As of June 30, 2004, the fund had a balance of $420 million. For Fiscal Years 2003-2005, the Commonwealth had appropriated 100% of each fiscal year's annual tobacco settlement payments for that year's current spending.

Tax Revenues—Fiscal Years 2004-2006.

     Fiscal Year 2004. Tax revenue collections for Fiscal Year 2004 totaled $15.953 billion, an increase of $989.4 million (6.6%) over Fiscal Year 2003. The increase was attributable in large part to an increase of approximately $263 million (28.9%) in income tax payments with returns and bills, an increase of approximately $277 million in personal income tax withholdings, an increase of approximately $183 million (15.2%) in income tax cash estimated payments, and an increase of approximately $146 million (9.5%) in corporate and business tax collections.

     Fiscal Year 2005. Tax revenue collections for the first eight months of Fiscal Year 2005, ended February 28, 2005, totaled $10.355 billion, an increase of $571.6 million (5.8%) over the same period in Fiscal Year 2004. The year-to-date tax revenue increase is attributable in large part to an increase of approximately $184.5 million (3.7%) in personal income tax withholdings, an increase of approximately $199.9 million (22.8%) in income tax cash estimated payments, and an increase of approximately $112.2 million (4.5%) in sales and use tax collections.

     Fiscal Year 2006. On December 6, 2004, a joint legislative hearing was held in preparation for the consensus revenue estimate due on January 15th of each year. Fiscal Year 2006 revenue estimates were presented by the DOR and other forecasting groups. The estimates ranged from $17.341 billion to $17.555 billion. On January 14, 2005 it was announced that agreement on the revenue estimate had been delayed, and on January 26, 2005, the administration announced it was using a revenue estimate of $17.336 billion and the Legislature announced it was using an estimate of $17.1 billion.

Expenditures

     Commonwealth Financial Support for Local Governments. The Commonwealth makes substantial payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of local property tax limits on local programs and services. Local Aid payments take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts, excluding certain pension funds and nonappropriated funds. In Fiscal Year 2004, 19.2% of the Commonwealth's spending was allocated to direct Local Aid. In Fiscal Year 2005, approximately 18.2% of the Commonwealth's projected spending is estimated to be allocated to direct Local Aid.

     As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. For Fiscal Year 2004, $2.902 billion was required to reach the minimum spending level statewide as required by law, and the Commonwealth provided a total of $3.108 billion. Since Fiscal Year 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets.

     The Lottery and Additional Assistance programs, which comprise the other major components of direct Local Aid, provide unrestricted funds for municipal use. There are also several specific programs funded through direct Local Aid, such as highway construction, school building construction and police education incentives.

     In addition to direct Local Aid, the Commonwealth has provided substantial indirect aid to local governments, including, for example, payments for MBTA assistance and debt service, pensions for teachers, housing subsidies and the costs of court and district attorneys that formerly had been paid by the counties.

     During Fiscal Year 2003, the Governor reduced Local Aid in response to declining revenues. On January 30, 2003, the Administration announced $114.4 million in reductions to additional assistance and lottery distributions to cities and towns. In the Fiscal Year 2004 budget, direct Local Aid was reduced by an additional $288.7 million, or 5.7%, primarily through a $150.8 million reduction in aid for education, a $67.1 million reduction in aid for school transportation costs, a $25.2 million reduction in Additional Assistance and a $44 million reduction in lottery distributions. Final Fiscal Year 2004 appropriations allocated $75 million in one-time payments to be distributed in Fiscal Year 2005.

     Property Tax Limits. In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2½, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Between Fiscal Year 1981 and Fiscal Year 2003, the aggregate property tax levy grew from $3.347 billion to $9.016 billion, a compound annual growth rate of 4.4% . Many communities have responded to the limitation imposed by Proposition 2½ through statutorily permitted overrides and exclusions.

     Medicaid. The Medicaid program provides health care to low-income children and families, low-income adults, the disabled and the elderly. The program, which is administered by the Executive Office of Health & Human Services (the "EOHHS"), receives 50% in Federal reimbursement on most Medicaid expenditures. Beginning in Fiscal Year 1999, payments for some children's benefits are 65% federally reimbursable under the State Children's Health Insurance Program.

     Over a quarter of the Commonwealth's budget is devote to Medicaid. It is the largest item in the Commonwealth's budget and has been one of the fastest growing budget items. Medicaid spending from Fiscal Year 2000 to Fiscal Year 2005 has grown by 9.3% on a compound annual basis. During the same period, Medicaid enrollment has increased by 1.0% on a compound annual basis. The EOAF projects total Fiscal Year 2005 expenditures for Medicaid to be $6.729 billion, an increase of 9.0% over Fiscal Year 2004. Fiscal Year 2004 ended with $91.6 million in supplemental appropriations from two Medicaid accounts and a $249.1 million reversion of unspent funds from the other accounts. At the close of Fiscal Year 2005, MassHealth currently is projected to revert $195.4 million.

     Due to lower than anticipated spending in recent years, Medicaid accounts payable spending has grown from $58.1 million in Fiscal Year 2002 to $142 million and $251.8 million in Fiscal Years 2003 and 2004, respectively, and is projected to reach $327.6 million in Fiscal Year 2005. In response, the EOHHS has engaged the services of several consultants and created internal cross-functional teams to evaluate and recommend improvements to the current forecasting methods and to assist in budgeting appropriate Medicaid expenditure in subsequent fiscal years.

     Uncompensated Care Pool. The Uncompensated Care Pool (the "UCP") reimburses acute care hospitals and community care centers for eligible services provided to low-income uninsured and underinsured people. In Fiscal Year 2003, the UCP paid for an estimated 35,000 inpatient and 1.5 million outpatient visits for over 400,000 different individuals. Revenues into the UCP include state funds, hospital assessments and surcharge payer assessments. The Fiscal Year 2004 budget directed the Division of Medical Assistance to provide health care benefits to long-term unemployed adults and make expenditures through the UCP. Eligibility for those individuals under the MassHealth Basic program was cut in April 2003. The new Fiscal Year 2004 program began in October 2003 with an enrollment cap of 36,000 qualifying persons. The cap was increased to 44,000 in Fiscal Year 2005.

     Prescription Advantage Program. A comprehensive senior pharmacy program administered by the Department of Elder Services began in April 2001. In its first full year of operation, spending for the program totaled approximately $81.5 million. The Fiscal Year 2003 budget appropriated $97.6 million for the program, but only $85.3 million was expended as a result of imposed allotment reductions. In Fiscal Year 2004, spending for the program was $94 million. Fiscal Year 2005 spending is projected at approximately $115 million.

     Public Assistance. The Commonwealth administers four major programs of income assistance for its poorest residents: Transitional Aid to Families with Dependent Children ("TAFDC"), Emergency Assistance, Emergency Aid to the Elderly, Disabled and Children ("EAEDC"), and the state supplement to Federal Supplemental Security Income ("SSI").

     TAFDC expenditures in Fiscal Year 2004 was $404.5 million, a minimal decrease from Fiscal Year 2003. The decrease in TAFDC spending is attributable to the federally mandated increase in the number of recipients required to work. TAFDC expenditures in Fiscal Year 2005 are projected to be $416.8 million, an increase of 3.5% from Fiscal Year 2004. The Emergency Assistance program provides disaster relief and shelter to homeless families. The cost of this program is included in TAFDC expenditures.

     The Commonwealth began implementing welfare reform programs in November 1995, establishing TAFDC programs to encourage work as a means to self-sufficiency and to discourage reliance on long-term assistance. The TAFDC caseload declined steadily from Fiscal Year 1996 through Fiscal Year 2001, resulting in a 68% decrease through Fiscal Year 2001. However, the caseload began to grow again in Fiscal Year 2002, from a low point of 42,013 enrolled in July 2001 to a high point of 48,550 in February 2003. In addition, Massachusetts limits TAFDC recipients to two years of benefits within a five-year period. Over 15,000 welfare recipients reached their limit in December 1998 and can now begin receiving benefits again if they meet eligibility requirements.

     The EAEDC caseload declined steadily from Fiscal Year 1996 through Fiscal Year 2001, resulting in an 83.6% decrease through Fiscal Year 2001, but the caseload began to grow again in Fiscal Year 2002. The trend can be attributed to factors similar to those affecting the TAFDC caseload. For Fiscal Year 2003, caseload increased by an estimated 6.9% and expenditures increased by approximately 5.6% . For Fiscal Year 2004, caseload grew by 6.6% .. Fiscal Year 2005 expenditures for EAEDC are projected to be $70.5 million, a 5.5% increase from Fiscal Year 2004.

     SSI is a federally administered and funded cash assistance program for individuals who are elderly, disabled or blind. SSI payments are funded entirely by the Federal government up to $530 per individual recipient per month and entirely by the state above that amount. The additional state supplement ranges from $39 to $454 per month per recipient. Fiscal Year 2005 expenditures for SSI are estimated to be $212.1 million, a 1.4% increase from Fiscal Year 2004.

     Other Health and Human Services. Other health and human services spending for Fiscal Year 2004 included expenditures for the Department of Mental Retardation ($1.043 billion), Department of Mental Health ($561.9 million), Department of Social Services ($681.6 million), Department of Public Health ($412.3 million) and other human service programs ($693.7 million).

     In Fiscal Year 2005, other health and human services spending is projected to include expenditures for the Department of Mental Retardation ($1.067 billion), Department of Mental Health ($598.7 million), Department of Social Services ($709.1 million), Department of Public Health ($414.6 million) and other human services programs ($696.5 million).

     Commonwealth Pension Obligations. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees' retirement system) and for teachers of the cities, towns and regional school districts throughout the state (including members of the teachers' retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth).

Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority, and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. The Commonwealth assumed responsibility, beginning in Fiscal Year 1982, for payment of cost of living adjustments for the 104 local retirement systems, in accordance with the provisions of Proposition 2½. However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these local retirement systems and providing that local retirement systems fund future cost-of-living adjustments. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers' Retirement Board. Investment of the assets of the state employees' and teachers' retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. The members of these state and local retirement systems do not participate in the Federal Social Security System.

     Early Retirement Incentive Program. As a means of reducing payroll costs in Fiscal Year 2002 and 2003, the Commonwealth adopted two Early Retirement Incentive Programs (each, an "ERIP"), which offered an enhanced pension benefit to retirement-eligible employees. Employees retiring under the 2002 and 2003 ERIP programs totaled approximately 4,600 and 3,048, respectively. The legislation authorizing each ERIP directed the Public Employee Retirement Administration Commission ("PERAC") to file a report on the additional actuarial liabilities due to each ERIP. In its report for the 2002 ERIP, PERAC stated that the program resulted in an increased actuarial liability of $312.2 million. In its report for the 2003 ERIP, PERAC stated that the program resulted in an increased actuarial liability of $224.8 million.

     On July 2, 2004, PERAC released its actuarial valuation of the total pension obligation dated January 1, 2004. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $12.014 billion, a decrease of $1.387 billion over the unfunded actuarial accrued liability as of January 1, 2003. The unfunded actuarial accrued liability as of January 1, 2004 was comprised of unfunded actuarial accrued liabilities of $3.065 billion for the State Employees' Retirement System, $7.444 billion for the State Teachers' Retirement System, $982.3 million for Boston Teachers and $522 million for cost-of-living increases. The valuation study estimated the total actuarial accrued liability as of January 1, 2004 to be approximately $46.059 billion (comprised of $18.996 billion for Commonwealth employees, $24.519 billion for Commonwealth teachers, $2.022 billion for Boston teachers and $522 million for cost-of-living increases). Total assets were valued at approximately $34.045 billion based on the five-year average valuation method, which equaled 107.4% of the January 1, 2004 total asset market value. The actuarial value of assets as of January 1, 2004 represented an increase of $4.416 billion from the valuation of assets as of January 1, 2003. The funded ratio increased to 73.9% as of January 1, 2004 from 68.9% as of January 1, 2003. During 2003, there was an overall actuarial gain of $2.2 billion. There was a non-investment loss on actuarial liability of approximately $300 million and a gain on assets (on an actuarial value basis) of $2.5 billion.

     Public Safety. The Commonwealth expects to expend a total of $1.245 billion in Fiscal Year 2005 for the Executive Office of Public Safety to ensure the safety of its citizens. The largest public safety agency under the Executive Office is the Department of Correction, which operates 18 correctional facilities across Massachusetts and will expend an estimated $449.6 million in Fiscal Year 2005. Other public safety agencies include the State Police, with estimated expenditures of $247.7 million in Fiscal Year 2005.

     Higher Education. The Commonwealth's system of higher education includes the five-campus University of Massachusetts, nine state colleges and 15 community colleges. The system is coordinated by the Commonwealth Board of Higher Education, and each institution is governed by a separate board of trustees. The operating revenues of each institution consist primarily of state appropriations and of student and other fees that may be imposed by the board of trustees of the institution. Tuition levels are set by the Board of Higher Education, and tuition revenue is required to be remitted to the State Treasurer by each institution. The board of trustees of each institution submits operating and capital budget requests annually to the Board of Higher Education. The Legislature appropriates funds for the higher education system in the Commonwealth's annual operating budget in various line items for each institution.

     Other Program Expenditures. In Fiscal Year 2005, the remaining $2.739 billion in estimated expenditures on other programs and services cover a variety of functions of state government, including expenditures for the Judiciary ($624.7 million), District Attorneys ($79.3 million), the Attorney General ($35.9 million), the EOAF ($463.6 million), Environmental Affairs ($237.7 million), Transportation and Construction ($42.1 million) and the Department of Housing and Community Development ($86.3 million).

Capital Spending

     The EOAF maintains a multi-year capital spending plan, including an annual administrative limit on certain types of capital spending by state agencies. In Fiscal Year 2005 the annual limit is $1.28 billion. In addition to capital expenditures subject to the annual administrative limit, the Commonwealth has also invested significant monies to fund the construction of the Central Artery/Ted Williams Tunnel Project (the "CA/T Project") ($801 million), the Boston and Springfield convention centers ($55 million) and other projects. The Commonwealth aggregates its capital expenditures into the following seven major categories (with estimated Fiscal Year 2005 spending in parentheses): Economic Development ($108 million); Environment ($131 million); Housing ($123 million); Information Technology ($82 million); Infrastructure ($293 million); Public Safety ($24 million); and Transportation ($1.619 billion).

Central Artery/Ted Williams Tunnel Project. The largest single component of the

Commonwealth's capital program currently is the CA/T Project, a major construction project that is part of the completion of the Federal interstate highway system. The project involves the depression of a portion of Interstate 93 in downtown Boston (the Central Artery), which is now an elevated highway, and the construction of a new tunnel under Boston harbor (the Ted Williams Tunnel) to link the Boston terminus of the Massachusetts turnpike (Interstate 90) to Logan International Airport and points north.

     Progress/Schedule Update. As of December 31, 2004, CA/T Project construction was 95.7% complete. As of that date, approximately $13.986 billion was under contract or agreement, which constitutes approximately 95.6% of all construction scope. The I-93 initial southbound opening occurred on December 20, 2003. The date for the I-93 complete southbound opening was projected for March 2005 to June 2005, and the date for the CA/T Project substantial completion continues to be project for May 2005 to September 2005.

     The independent auditor engaged by the State has filed its draft final report which concluded that the total cost estimate of the CA/T Project in the amount of $14.625 billion was aggressive but did not recommend that the estimate be increased. The 2003 finance plan for the CA/T Project was filed with the Federal Highway Administration (the "FHA") on September 26, 2003 and accepted on June 19, 2004. All obligated funds have been assessed. The cost/schedule update for the 2004 finance plan was filed with the FHA on July 30, 2004. Federal review and inquiry with respect to the FHA plan is ongoing.

     Claims and Economic Risks. The Claims and Changes Department (the "CCD") of the CA/T Project is responsible for administering the commercial aspects of the CA/T Project's construction contracts. The CCD has made substantial progress in recent years in resolving contractor claims, although significant items remain open. The CA/T Project reports that settlements have been within expectations on an overall basis and that contingency reserves are expected to be adequate.

     The weak economy and resolution of contractor claims, including global settlements, at amounts lower, and/or received later, than anticipated by contractors, among other factors, create cash flow and credit issues for affected CA/T Project contract work. If an affected contractor with significant critical path contract work toward an overall project completion milestone were to become insolvent, or otherwise fail to complete its contract work, it is possible that there would be a substantial or material impact on CA/T Project schedule and cost, although the likelihood and potential severity of such impact diminish as the CA/T Project progresses towards completion.

     Massachusetts Bay Transportation Authority. Beginning in Fiscal Year 2001, the finances of the MBTA were restructured, and its financial relationship to the Commonwealth changed materially. The MBTA finances and operates mass transit in eastern Massachusetts. The MBTA issues its own bonds and notes and is also responsible for the payment of obligations issued by the Boston Metropolitan District prior to the creation of the MBTA in 1964. The Commonwealth is obligated to provide the MBTA with a portion of the revenues raised by its sales tax, which is dedicated to the MBTA under a trust fund. The dedicated revenue stream is used to meet the Commonwealth's debt service obligations related to certain outstanding MBTA debt and to meet the MBTA's other operating and debt service needs. The MBTA is authorized to assess a portion of its costs on 175 cities and towns in eastern Massachusetts: after a five-year phase-in of reduced assessments (from approximately $144.6 million in Fiscal Year 2001 to approximately $136 million in Fiscal Year 2006) the cities and towns are legally required to pay assessments equal to at least $136 million in the aggregate, as adjusted for inflation (with no annual increase to exceed 2.5% per year).

     Prior to July 1, 2000, the Commonwealth provided financial support of the MBTA through guarantees of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of its net cost of service. The MBTA's net cost of service was financed by the issuance of short-term notes by the MBTA and by cash advances from the Commonwealth. The November 1999 legislation that provided for state sales tax revenues to be dedicated to the MBTA also required the Commonwealth to defray the cost of an 18-month lag (from January 1, 1999 through June 30, 2001) in operating subsidies that were previously financed through such short-term notes and the advancement of cash reserves from the Commonwealth. This cost has been estimated by the Commonwealth to amount to $848.3 million. This cost, plus an additional $100 million to provide working capital to the MBTA, was financed in part by the issuance of $800 million of Commonwealth general obligation bonds and by $10.5 million in operating appropriations. The balance was financed by a transfer from the Commonwealth's Highway Capital Projects Fund, which initially was expected to be amortized over 20 years in the Commonwealth's operating budget.

     Beginning July 1, 2000, the Commonwealth's annual obligation to support the MBTA for operating costs and debt service was limited to a portion of the state sales tax revenues, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000. The Commonwealth's obligation to pay such prior bonds is a general obligation. As of June 30, 2003, the MBTA had approximately $2.834 billion of such prior bonds outstanding. Such bonds are currently scheduled to mature annually through Fiscal Year 2030, with annual debt service in the range of approximately $270 million to $292 million through Fiscal Year 2013 and declining thereafter.

Commonwealth Indebtedness

     General Authority to Borrow. Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the Legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

     General Obligation Debt. The Commonwealth issues general obligation bonds and notes pursuant to Commonwealth law. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note. As of January 1, 2005, the Commonwealth had approximately $17.4 billion in issued and outstanding general obligation debt. At the end of Fiscal Year 2004, the Commonwealth had approximately $6.83 billion of authorized but unissued debt.

     Notes. The Commonwealth is authorized to issue short-term general obligation debt as revenue anticipation notes or bond anticipation notes. Revenue anticipation notes may be issued by the Treasurer in any fiscal year in anticipation of the receipts for that year and must be repaid no later than the close of the fiscal year in which they are issued. Bond anticipation notes may be issued by the Treasurer in anticipation of the issuance of bonds, including special obligation convention center bonds. The Commonwealth currently has liquidity support for a $1 billion commercial paper program for general obligation notes, through five $200 million credit lines, which expire in September 2005, December 2006, March 2007, September 2007 and November 2015.

     Synthetic Fixed Rate Bonds. In connection with the issuance of certain general obligation bonds that were issued as variable rate bonds, the Commonwealth has entered into interest rate exchange (or "swap") agreements with certain counterparties pursuant to which the counterparties are obligated to pay the Commonwealth an amount equal to the variable rate payment on the related bonds and the Commonwealth is obligated to pay the counterparties a stipulated fixed rate. Only the net difference in interest payments is actually exchanged with the counterparty, and the Commonwealth is responsible for making the interest payments to the variable rate bondholders. The effect of the agreements is to fix the Commonwealth's interest payment obligations with respect to the variable rate bonds. The

Commonwealth will be exposed to a variable rate if the counterparties default or if the swap agreements are terminated. Termination of a swap agreement may also result in the Commonwealth's making or receiving a termination payment. As of January 1, 2005, the amount of such variable rate bonds outstanding was $1.548 billion.

     Interest Rate Swap Agreement Dispute. The Commonwealth is party to an interest rate swap agreement relating to the Commonwealth's General Obligation Refunding Bonds 2001 Series B and 2001 Series C, pursuant to which the Commonwealth makes payments at a fixed rate of 4.15% per annum and receives payments from its swap counterparty at a floating rate based on the actual rate on its bonds, which are variable rate obligation bonds. The notional amount of the swap currently is $496,225,000 and the scheduled termination date is January 1, 2021. Swap payments are made monthly, with the

Commonwealth netting its fixed rate obligation against the floating rate amount due from the swap counterparty. The swap documentation provides that the method for determining the floating rate obligation of the counterparty may change upon an "Event of Taxability" as defined therein. The swap counterparty has asserted that an Event of Taxability has occurred and that, as a result, commencing May 3, 2004, the Commonwealth's monthly net payments to the counterparty must be increased. The Commonwealth disagrees with this assertion and, on April 23, 2004, filed a complaint in Suffolk County Superior Court seeking a declaratory judgment and related preliminary injunction relief. The swap payment made by the Commonwealth on May 3, 2004 was calculated based on the pre-existing method. The termination value of the swap as of March 2, 2005 is believed to have been approximately $28.4 million in favor of the swap counterparty. The Commonwealth has continued to make net swap payments based on its actual variable rate bond payments pending legal developments.

     Variable Rate Demand Bonds, Auction Rate Securities and U.Plan Bonds. As of June 30, 2004, the Commonwealth had outstanding approximately $184 million of variable rate demand bonds (not converted to a synthetic fixed rate as described above) in a daily interest rate mode, with liquidity support provided by commercial banks under agreements terminating in February 2006. As of June 30, 2004, the Commonwealth had outstanding $401.5 million of auction rate securities in a seven-day interest rate mode. As of June 30, 2004, the Commonwealth had outstanding approximately $86.3 million of variable rate "U.Plan" bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5% ..

Special Obligation Debt.

     Highway Fund. The Commonwealth is authorized to issue special obligation bonds secured by all or a portion of revenues accounted to the Highway Fund. Revenues that are currently accounted to the Highway Fund are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax. As of June 30, 2004, the Commonwealth had outstanding $719.2 million of such special obligation bonds, including $645.2 million of such bonds secured by a pledge of 6.86¢ of the 21¢ motor fuels excise tax.

     Convention Center Fund. The Commonwealth is authorized to issue $694.4 million of special obligation bonds for the purposes of a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). The bonds are to be payable from moneys credited to the Boston Convention and Exhibition Center Fund created by legislation, which include the receipts from a 2.75% convention center financing fee added to the existing hotel tax in Boston, Cambridge, Springfield and Worcester, sales tax receipts from establishments near the proposed Boston facility, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, the entire hotel tax collected at hotels located near the new Boston facility, and all sales tax and hotel tax receipts at new hotels in Boston and Cambridge. In June 2004, $686.7 million of special obligation bonds were issued, secured solely by the pledge of receipts of tax revenues from districts surrounding the centers and from other related revenues.

     Federal Grant Anticipation Notes. The Commonwealth has issued Federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the CA/T Project in anticipation of future Federal reimbursements. The notes are not general obligations of the Commonwealth. The notes mature between Fiscal Year 2006 and Fiscal Year 2015, inclusive. Under the trust agreement securing the notes, aggregate annual debt service on grant anticipation notes may not exceed $216 million. Such notes are secured by the pledge of Federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises.

     On July 16, 2003, the Commonwealth issued special obligation refunding notes for the purpose of crossover refunding approximately $408 million of outstanding Federal grant anticipation notes in 2008 and in 2010. Until the crossovers occur, interest on the notes will be paid solely by an escrow account established with the proceeds of the notes. Upon the refunding of $408 million of outstanding Federal grant anticipation notes on the crossover dates, the refunding notes will become secured by the Grant Anticipation Note Trust Fund.

Litigation

     There are pending in state and Federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

     Commonwealth Programs and Services. From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

     Ricci v. Murphy. Challenges by residents of five state schools for the retarded resulted in a consent decree in the 1970's that required the Commonwealth to upgrade and rehabilitate the facilities in question and to provide services and community placements in western Massachusetts. The trial court issued orders in October 1986, leading to termination of active judicial supervision. On May 25, 1993, the trial court entered a final order vacating and replacing all consent decrees and court orders. In their place, the final order requires lifelong provision of individualized services to class members and contains requirements regarding staffing, maintenance of effort (including funding) and other matters.

     On July 14, 2004, a subset of plaintiffs filed a motion to re-open the case and enforce the final order of May 25, 1993, asserting various reasons why the Department of Mental Retardation (the "DMR") is not in compliance with the 1993 final order, mostly relating to the Commonwealth's plan to close certain intermediate care facilities. Another subgroup of plaintiffs continues to engage in a mediation process with the DMR. The DMR field a responsive pleading on August 16, 2004, asserting that all of the final order requirements had been met. The Disability Law Center filed a motion to intervene shortly thereafter. Following hearings in November 2004 and January 2005, the court declined to issue any relief to the plaintiffs. The parties have reached agreement on some of the issues, but further attempts to reopen the case may be forthcoming from these and other plaintiffs.

     Rolland v. Romney. This case is a class action to compel the Commonwealth to provide certain community placements and services to nursing home residents with mental retardation or other developmental disabilities. In January 2000, the District Court approved a settlement agreement among the parties providing that the Commonwealth would offer certain benefits to the affected class until 2007. In March 2001, the District Court found the Commonwealth to be in noncompliance with the settlement agreement and lifted the agreement's stay of litigation. In May 2002, the District Court held that the Commonwealth was in violation of Federal law as well as the agreement by its failure to provide specialized services to residents who required them. On January 28, 2003, the Court of Appeals for the First Circuit affirmed the decision of the District Court.

     Lima v. Preston. Plaintiffs in a class action seek to enjoin the Executive Office of Health and Human Services from eliminating Medicaid eligibility for certain immigrants. The DMA estimates that its expenditures would be expected to increase by less than $20 million if the plaintiffs successfully enjoin elimination of the program. The trial court denied the plaintiffs' motion for a preliminary injunctions and the plaintiffs appealed. The appellate court also denied plaintiffs' motion on appeal.

     Rosie D. v. Governor. Plaintiffs asserted claims under provisions of the Federal Medicaid law. Specifically, plaintiffs assert that the Commonwealth is required to, yet does not, provide them with intensive home-based mental health services. The Governor's motion to dismiss based on sovereign immunity was denied. An appeal from that ruling was argued before the First Circuit Court of Appeals on September 11, 2002. On November 7, 2002, the First Circuit Court of Appeals affirmed the United States District Court's denial of the Governor's motion. Plaintiffs have not quantified the cost of the services they seek, but it could amount to more than $20 million. Trial was scheduled to begin on April 25, 2005.

     Health Care for All v. Romney et al. A group of individual plaintiffs brought a complaint for injunctive and declaratory relief, challenging the Commonwealth's administration of the MassHealth dental program. Specifically, the plaintiffs assert that the Commonwealth's administration of the dental program fails to comply with the requirements allegedly imposed by Federal Medicaid law. Discovery concluded in early 2004. The defendants filed a motion for summary judgment on all claims, and on October 1, 2004, the court issued a decision allowing the defendants' motion as to one count denying the plaintiffs' right of action. Two other counts were voluntarily dismissed. No decision has been issued on the plaintiffs' renewed request for class certification. Trial on the remaining counts began on October 18, 2004 with closing arguments occurring on February 3, 2005. No decision has been reached on either the issue of liability or damages.

     Environmental Matters. The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor.

See United States v. Metropolitan District Commission. See also Conservation Law Foundation v. Metropolitan District Commission and United States v. South Essex Sewage. The Massachusetts Water Resources Authority ("MWRA"), successor in liability to the Metropolitan District Commission ("MDC"), has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the Federal requirements. The MWRA currently projects that the total cost of construction of the wastewater facilities required under the court's order, not including certain costs, will be approximately $3.142 billion in current dollars, with approximately $131 million to be spent after June 30, 2001. The MWRA anticipates spending approximately $633 million after that date to cover certain additional costs. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

     Wellesley College (the "College") is seeking contribution from the Commonwealth for costs related to environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. On September 5, 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College will fund a clean up of hazardous materials at the campus and the northern shoreline of Lake Waban expected to cost approximately $40 million. Subject to the terms of the partial settlement, the Commonwealth has reimbursed the College $400,000 and may reimburse the College up to an additional $1 million once the Department of Environmental Protection determines that the clean up has been properly performed. The clean up of the remainder of Lake Waban, downstream areas and groundwater is not addressed under the current clean up plan, as the Department has not yet selected a remedy for these areas. Once a remedy is determined and costs are known, negotiations may be reopened with the College. The Commonwealth and the College have reserved their rights against each other regarding liability for the future clean up costs for this part of the site, which could involve tens of millions of dollars.

     In re Massachusetts Military Reservation (pre-litigation). The Commonwealth is engaged in preliminary discussions regarding natural resource damage at the Massachusetts Military Reservation on Cape Cod. The Commonwealth's Executive Office of Environmental Affairs is the State Natural Resources Trustee. Federal Trustees claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation. This asserted liability also may extend to response actions and related activities necessary to remediate the site. The assessment process for natural resource damages is set forth in Federal regulations and is expected to take many month to complete. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars.

     Taxes and Revenues. There are several other tax cases pending which could result in significant refunds if taxpayers prevail. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth, and the descriptions that follow are not intended to imply that the Commissioner has conceded any liability whatsoever. As of June 30, 2004, approximately $386 million in contingent liabilities exist in the aggregate in the tax cases pending before the Appellate Tax Board or on appeal to the Appeals Court or the Supreme Judicial Court.

     Peterson v. Commissioner of Revenue. On April 6, 2004, the Supreme Judicial Court held that the effective date in the statute amending the capital gains tax statute (the "Act"), violated the Commonwealth's Constitution. Because the Act had a severability clause, the Court remanded the case for further proceedings on the proper date to begin calculating the new tax rate (January 1, 2002 or 2003). The plaintiffs have challenged the validity of both dates. The trial court heard oral arguments on March 7, 2005.

Eminent Domain.

     Perini Corp., Kiewit Constr. Corp., Jay Cashman, Inc., d/b/a Perini – Kiewit – Cashman Joint Venture v. Commonwealth. In six consolidated cases and related potential litigation, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T Project. Plaintiffs have asserted claims in excess of $150 million.

     Swachman v. Commonwealth of Massachusetts. The Commonwealth, through its Division of Capital Asset Management, recently took by eminent domain certain property in Worcester to build a new courthouse for Worcester County. Suit was filed in trial court in May 2004 seeking additional compensation in an amount up to $30 million. Discovery is ongoing.

     American Council of Engineering Cos v. Mass Turnpike, Mass Highway Department and the Commonwealth of Massachusetts. The plaintiff asserts that, due to the financial difficulties of two insurers who are part of the CA/T Project's Owner-Controlled Insurance Program, the CA/T Project is contractually required to replace two insurance policies totaling $25 million. The Commonwealth's motion to dismiss was argued in 2004 and has been under advisement.

     Nathaniel Lavallee, et al. v. Justices of Hampden Superior Court et al.; Michael Carabello et al v. Justices of Hampden Superior Court et al.; Arianna S. et al. v. Commonwealth of Massachusetts and two other cases. These cases invoke the Supreme Judicial Court's extraordinary power of superintendence to remedy alleged deprivations of the constitutional rights to counsel and due process. The petitioners are indigent criminal defendants and parents of children involved in child-welfare proceedings. Petitioners allege that they have not been provided with publicly-compensated counsel because of a shortage of private attorneys that results from low hourly wages. The relief sought is a court-ordered increase in the rate to double their present levels.

     On July 28, 2004, the Court decided that the petitioners' rights were violated and ruled that a petitioner may not be incarcerated pending trial for more than seven days without counsel, and that charges must be dismissed without prejudice after 45 days without counsel. The Court declined, however, to order an increase in compensation levels.

Michigan Series

General Information

     Economic Forecast. The State's economic forecast for calendar years 2006 and 2007 projects slower growth in 2006 and 2007 compared to 2005. Real GDP is projected to grow 3.2% in 2006 and 3.0% in 2007, on a calendar year basis. Light vehicle sales are expected to total 16.7 million units in 2006 and 16.8 million units in 2007.

     The forecast assumes slowing inflation. The U.S. Consumer Price Index is projected to increase by 2.7% in 2006 and 2.0% in 2007. Ninety-day T-bill rates are expected to average 4.6% in 2006 and 4.8% in 2007. The United States' unemployment rate is projected to average 4.9% for both 2006 and 2007.

     Employment. In 2005, total employment was 4.754 million, with manufacturing employment averaging 678,800. Employment in the durable goods manufacturing industries was 529,100, and nondurable goods employment was 149,600. The motor vehicle industry, which is an important component in the State's economy, employed 224,100 persons in the State in 2005. Total Michigan wage and salary employment is projected to decrease 0.6% in 2006 and remain unchanged in 2007. The State's unemployment rate is projected to average 7.1% in both 2006 and 2007.

B-106

State Budgetary Process

     State Constitutional Provisions Affecting Revenues and Expenditures. In 1978 the State Constitution was amended to limit the amount of total State revenues raised from taxes and other sources. State revenues (excluding Federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The percentage is fixed by the amendment to equal the ratio of the Fiscal Year 1978-79 revenues to total 1977 State personal income. If any fiscal year revenues exceed the revenue limitation by 1% or more, the entire amount of such excess shall be rebated in the following fiscal year's personal income tax or single business tax. Any excess of less than 1% may be transferred to the Countercyclical Budget and Economic Stabilization Fund (the "BSF"). The State may raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

     The State Constitution provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the Fiscal Year 1978-79. The State originally determined that proportion to be 41.6%, but was later recalculated to be 48.97% . If such spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the "following fiscal year," which means the year following the determination of the shortfall, according to an opinion issued by the State's Attorney General. The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for purposes of determining compliance with the provision cited above. Spending for local units met this requirement for Fiscal Years 1993-94 through 2003-04. The State expects that payments to local units will exceed the minimum requirement for Fiscal Year 2004-05.

     State Accounting Practices. The State reports its financial results on a generally accepted accounting principles ("GAAP") basis. The State's accounting practices are conducted in accordance with principles and standards established by the Governmental Accounting Standards Board. The State's Financial reports for Fiscal Years 2003-04 and 2004-05 were issued on December 27, 2004 and December 28, 2005, respectively, and were prepared on a fully GAAP basis.

     State Audit Practices. The State's auditor, the Auditor General, performs financial and performance audits of all the State agencies. Each audit is conducted in accordance with generally accepted governmental auditing standards and is generally broader in scope that those that occur in the private sector. The Auditor General is concerned not only with financial aspects of a State agency, but also with efficiency, compliance with law and economy of operations and program results. The Auditor General annually examines the General Purpose financial statements of the State in accordance with generally accepted auditing standards and his opinion letter discloses departures from GAAP.

Major Funds of the State

     General Fund. The General Fund receives those revenues of the State not specifically required to be included in other funds. General Fund revenues are obtained approximately 51% from the payment of the State taxes and 49% from Federal and non-tax revenue sources. General Fund revenues are segregated into two categories for accounting purposes: General Purpose and Special Purpose. The General Purpose category is comprised of those revenues on which no restrictions on use apply. The Special Purpose category is comprised of revenues designated for specific purposes and includes a portion of certain major taxes and most Federal aid. Because expenditures are accounted for on a consolidated basis, it is not possible to segregate expenditures as related to the General Purpose portion or Special Purpose portion of total General Fund expenditures. Expenditures are not permitted by the State Constitution to exceed available revenues.

     General Fund Revenue Sources. General Purpose revenues consist primarily of that portion of taxes and Federal aid not dedicated to any specific purpose and account for approximately 38% of total General Fund revenues. The passage of property tax and school finance reform, discussed below, significantly affected the sources of State revenues. The following sections describe the tax rates and structures on which current revenues are based.

     Special Purpose revenues consist primarily of Federal aid, taxes and other revenues dedicated to specific purposes. Special Purpose Revenues account for approximately 62% of total General Fund revenues. Federal aid accounted for approximately 72% of Special Purpose revenues. It is estimated that approximately three-fourths of the State's Federal aid revenues require matching grants by the State. The percentage of State funds to total expense in programs requiring matched funds varies generally between 10% and 50%.

     Sales Tax. The State currently levies 6% sales tax on retail sales. Out of the taxes collected, 2% goes to the School Aid Fund, and the remaining 4% is distributed among local units of government, School Aid Fund, General Fund and Comprehensive Transportation Fund.

     Use Tax. The State currently levies 6% tax for the privilege of using, storing and consuming tangible personal property, services of intrastate telephone, telegraph and other leased wire communications, transient hotel and motel rooms and rentals of tangible personal property. Out of the taxes collected, 2% is distributed to the School Aid Fund and 4% to the General Fund.

     Personal Income Tax. The State levies a flat tax rate on the adjusted gross income of individuals, estates and trusts. The income tax rate was 4.4% for tax years 1995 through 1999. The rate was reduced to 4.2% for tax years 2000 and 2001, to 4.1% for 2002 and 4% for 2003. The tax rate remained at 4% for the first six months of tax year 2004 and was reduced to 3.9% on July 1, 2004. Effective October 1, 1996, 23% of revenue from gross income tax collections before refunds was earmarked for the School Aid Fund, and the rest to the General Fund.

     Single Business Tax. In 1976, the State replaced the existing business tax structure with the Single Business Tax ("SBT"), which was a value-added tax imposed on all business activities with annual adjusted gross receipts of $350,000 or more.

     Firms that do business outside of Michigan apportion their tax base using a formula that is composed of the following three factors: sales, payroll and property. Legislation passed in 2005 will increase the weight of the sales factor from 90% to 92.5% for tax years 2006 and 2007 and then to 95% for tax years 2008 and 2009. The payroll and property factors will be 3.75% each for 2006 and 2007 and 2.5% each for 2008 and 2009. This legislation also provides for a 15% refundable SBT credit for personal property taxes paid on equipment located in Michigan that is used in manufacturing.

     In 1999, legislation was passed completely phasing out the SBT. Effective January 1, 1999, the SBT rate was reduced from 2.3% to 2.2% and was to be reduced annually by 0.1% each January 1 until the tax was completely eliminated. The annual rate reduction does not occur if the BSF balance for the prior fiscal year is $250 million or less. SBT rate reductions cease until the BSF fiscal year ending balance returns to a level above $250 million. The BSF balance fell below the $250 million threshold at the end of Fiscal Year 2002. As a result, the SBT did not fall on January 1, 2003, and will remain at its current rate of 1.9% until the BSF balance goes back above $250 million. Legislation was enacted in the summer of 2002 repealing the SBT for tax years beginning after December 31, 2009.

     Other Taxes. The State also levies various taxes on property, real estate transfers, various motor fuel taxes and on tobacco and liquor sales. Effective July 1, 2004, the State's cigarette tax was raised from $1.25 per pack to $2.00 per pack. The tax on other tobacco products was also raised to 32% of the wholesale price. For Fiscal Year 2005, the cigarette portion was distributed 41.3% to the Medicaid Benefits Trust, 10.4% to the General Fund, and 41.6% to the School Aid Fund, with the remainder divided between various health programs and local units of government. For fiscal years after 2005, the portion of cigarette taxes earmarked for the General Fund will increase to 19.8% while the portion allocated to Medicaid will decrease to approximately 31.9% .

     General Fund Expenditures. Approximately two-thirds of total General Fund expenditures are made for education by the Department of Human Services and by the Department of Community Health.

     State support of public education consists of aid to local and intermediate school districts, charter schools, State universities, community colleges, and the Department of Education, which is responsible for administering a variety of programs that provide additional special purpose funding for local and intermediate school districts.

     The Department of Human Services and the Department of Community Health administer economic, social and medical assistance programs, including Medicaid and the Temporary Assistance to Needy Families ("TANF") block grant, which represent the major portion of social services expenditures. The TANF grant requires State contributions tied to a 1994 maintenance of effort level. The Medicaid program continues on a matching basis, i.e., with Federal funds supplying more than 50% of the fund.

Other State Funds

     School Aid Fund. Under constitutional and statutory provisions, the School Aid Fund has received the proceeds of certain taxes. Because the School Aid Fund receives almost all of its direct revenues from the sources which also provide revenues for the General Fund and a General Fund appropriation is made to the School Aid Fund each year, the daily management of the State Treasurer's Common Cash Fund is predicated in part on daily projections of estimated cash flow of the combined General Fund and School Aid Fund.

     The operating costs of local school districts are funded by local property taxes, State school aid and general aid. Approximately 10% of the annual debt service of "qualified" bonds issued by local school districts is funded by borrowing from the State School Bond Loan Fund, with the balance of the annual debt service of both "qualified" and "non-qualified" bonds funded from local property taxes. The School Aid Fund finances State expenditures in the form of financial assistance to public elementary and secondary and intermediate school districts.

     Common Cash Fund. The Common Cash Fund, which is managed by the State Treasurer, pools the combined cash balances of State monies until paid out as provided by law, including the General Fund and the School Aid Fund, but not certain trusts funds and funds covering the operations of State authorities, colleges and universities. State law authorizes the State Treasurer, with the approval of the State Administrative Board, to transfer cash on hand and on deposit among the various funds (other than certain bond-related funds) to best manage the available cash on hand and to assure that State obligations are paid as they become due. As a result, certain funds may have a negative cash balance for periods of time. All funds with negative balances are required to pay interest on such balances at a rate equal to the average interest earned by the Common Cash Fund on its investments. Allocations of earnings are made quarterly, based upon the average daily balances of the various funds and the common cash investment earnings rate. As of September 30, 2005, the actual balance for funds in the Common Cash Fund was $1.36 billion.

     Budget Stabilization Fund. In 1977, the BSF was established to accumulate balances during years of significant economic growth, which may be utilized in years when the State's economy experiences cyclical downturns or unforeseen fiscal emergencies. Calculated on an accrual basis, the unreserved ending accrued balance of the BSF was $145.2 million on September 30, 2002; $0 on September 30, 2003; $81.3 million on September 30, 2004; and $2 million on September 30, 2005.

State Finances

     2006-07 Budget. The proposed budget for Fiscal Year 2006-07 was submitted to the Legislature on February 9, 2006. Revenues for Fiscal Year 2006-07 were estimated as of January 12, 2006. Net General Fund – General Purpose Consensus revenue for Fiscal Year 2006-07 is estimated to be $8.377 billion. After factoring in revenue items not included in the current forecast, including changes proposed in the proposed budget for Fiscal Year 2006-07 and certain transfers, total available General Fund General Purpose resources are forecast to be $9.255 billion.

     Personal Income Tax. Total income tax collections are forecasted to be $6.324 billion. The General Fund-General Purpose portion of net income tax collections is estimated to be $4.224 billion for Fiscal Year 2006-07 after proposed budget adjustments.

     Single Business Tax. Net single business tax collections are projected to be $1.895 billion for Fiscal Year 2006-07. All single business tax collections are deposited into the General Fund.

     Sales Tax. Gross sales tax collections are forecasted to total $7.05 billion. The General Fund – General Purpose portion of the sales tax has been increased in recent years by reductions in the amount of sales tax paid out in revenue sharing to local units of government. After factoring in cuts to revenue sharing and other proposed budget adjustments, total General Fund General Purpose sales tax collections are forecast to be $7.14 billion.

     Use Tax. Gross use tax collections are forecasted to total $1.503 billion. The General Fund – General Purpose portion of use tax is forecasted to be $1.04 billion.

State and State-Related Indebtedness

     Debt Provisions. The State Constitution limits State general obligation debt to (1) short-term debt for State operating purposes, (2) short- and long-term debt for the purpose of making loans to school districts and (3) long-term debt for voter-approved purposes.

     Short-term debt for operating purposes is limited to an amount not in excess of 15% of undedicated revenues received during the preceding fiscal year and must be issued only to meet obligations incurred pursuant to appropriation and repaid during the fiscal year in which incurred. Such debt does not require voter approval.

     Debt incurred by the State for the purpose of making loans to school districts may be issued in whatever amount that is required without voter approval. All other general obligation bonds issued by the State must be approved as to amount, purpose and method of repayment by a two-thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.

     There are also various State authorities and special purpose agencies created by the State which issue bonds secured by specific revenues. Such debt is not a general obligation of the State.

     General Obligation Debt. The State has issued and has outstanding general obligation full faith and credit bonds and notes for environmental and natural resource protection, recreation and school loan purposes. As of September 30, 2005, the outstanding principal amount of all State general obligation bonds was approximately $1.617 billion. The State issued $154.5 million in general obligation bonds in

Fiscal Year 2001-02, $316.8 million in general obligation bonds in Fiscal Year 2002-03, $215.1 million in general obligation bonds in Fiscal Year 2003-04, and $146.1 million in general obligation bonds in Fiscal Year 2004-05. The State also issued $183.3 million in general obligation refunding bonds, which refunded $184.1 million of prior bonds, in Fiscal Year 2000-01; $300.7 million in general obligation refunding bonds, which refunded $306.4 million of prior bonds in Fiscal Year 2001-02; $138.7 million in general obligation refunding bonds, which refunded prior bonds in fiscal year 2003-04; and $601.4 million in general obligation refunding bonds which refunded $567.6 million of prior bonds in Fiscal Year 2004-05.

     The State did not issue any general obligation notes in Fiscal Years 2000-02. On May 20, 2003, the State issued $1.247 billion in general obligation notes, which matured and were repaid on September 30, 2003. On February 4, 2004, the State issued $1.292 billion in general obligation notes, which matured and were repaid on September 30, 2004. On November 22, 2004, the State issued $1.261 billion in general obligation notes, for cash flow purposes, which matured and were repaid on September 30, 2005. On November 22, 2005, the State issued $1.29 billion in general obligation notes for cash flow purposes, which are due September 29, 2006.

     The State has authorized the issuance of Multi-Modal General Obligation School Loan Bonds in the amount of $600 million. As of March 31, 2006, there was $462.6 million of such bonds outstanding with bank liquidity.

     School Bond Loan Program. The State may issue notes or bonds without voter approval for the purpose of making loans to school districts. The net proceeds of such notes and bonds are deposited in the School Bond Loan Fund, which is used to make loans to school districts for payment of debt service on general obligation qualified bonds issued by local school districts for capital improvements.

     If the minimum amount which a school district would otherwise have to levy in any year to pay principal and interest on its "qualified" bonds exceeds 13 mills, or such lesser millage rate as may be provided by statute, the school district may elect to borrow the excess from the State. So long as a school district levies at or in excess of this limit, it is not required to repay its loan from the State and the loan continues to accrue interest. In addition, every "qualified" school district is required to borrow and the State is required to lend to it any amount necessary for the school district to avoid a default on its qualified bonds. As of December 31, 2005, outstanding principal of and interest on school district loans from the School Bond Loan Fund totaled approximately $703.6 million. Any money repaid by school districts on loans made from the School Bond Loan Fund shall be deposited in the State's General Fund.

     As of July 20, 2005, pursuant to State statutory authority, the proceeds of sale of notes or bonds issued by the State to make loans to school districts shall be deposited in the School Loan Revolving Fund. Additionally, unless amounts on deposit in the School Loan Revolving Fund are insufficient for the purpose of making loans to school districts, the State Treasurer may cause loans to school districts to be made from the School Loan Revolving Fund.

     As of December 31, 2005, approximately $13.5 billion in principal amount of "qualified" bonds of local school districts was outstanding. The State has been required only once to advance monies from the State School Bond Loan Fund to make a debt service payment on behalf of a school district, other than for routine loans. In that case the tax collections available to the school district for payment of debt service were escrowed on the due date because of litigation. After the litigation was completed, the escrowed funds were paid in full to the State School Bond Loan Fund.

     Effective for qualified bonds issued on and after October 1, 1998, the State implemented strengthened program mechanics that require advance fund transfers by school districts and paying agent notification prior to qualified bond debt service payment dates. These new procedures further ensure that qualified bond obligations are paid on a timely basis.

     Special Obligation Debt. The Department of Transportation, State Building Authority, the Michigan Underground Storage Tank Financial Assurance Authority and Michigan State Housing Development Authority have outstanding as of September 30, 2005, $6.129 billion of various revenue and special obligation debt and have the authority to issue such debt in the future.

Litigation

     The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances.

     On November 15, 2000, more than 365 Michigan school districts and individuals filed Adair, et al. v. State, et al. ("Adair") in the Michigan Court of Appeals. In an amended complaint, the school district plaintiffs increased their number to 463. The Adair plaintiffs assert that the State has, by operation of law, increased the level of various specified activities and services beyond that which was required by State law as of December 23, 1978 and, subsequent to December 23, 1978, added various specified new activities or services by State law, including mandatory increases in student instruction time, without providing funding for these new activities and services, all in violation of the Michigan Constitution. The Adair plaintiffs have requested declaratory relief, attorneys' fees and litigation costs, but do not seek a money judgment.

     On April 23, 2002, the Court of Appeals dismissed the plaintiffs' complaint in Adair in its entirety and with prejudice. The court held that all of the plaintiffs were barred from prosecuting all but one of their claims. With regard to the record-keeping claim, the court held that this is not a new activity or an increase in the level of a state-mandated activity within the meaning of the Michigan Constitution. The Adair plaintiffs filed an application for leave to appeal in the Michigan Supreme Court on May 14, 2002. The Michigan Supreme Court granted the plaintiffs' application for leave to appeal. Oral argument was held, and on June 9, 2004 the Michigan Supreme Court issued an opinion affirming the Court of Appeals' decision that the majority of the plaintiffs' claims were barred. As to the record-keeping claim, the Michigan Supreme Court reversed the Court of Appeals and remanded the issue. On August 4, 2005, the Court of Appeals granted the State's motion for summary disposition and dismissed the plaintiffs' remaining claim with prejudice. The Adair plaintiffs again filed an application for leave to appeal in the Michigan Supreme Court. In response, on March 8, 2006, the Michigan Supreme Court issued an order vacating the August 4, 2005, Court of Appeals' decision and remanded the issue to the Court of Appeals for reevaluation of the record-keeping claim. The ultimate disposition of the Adair litigation is not presently determinable.

     On June 24, 2002, the treasurer of Antrim County filed Sherry Comben, Antrim County Treasurer v. State of Michigan, et al. ("Comben") for declaratory relief against the State and various defendants. The plaintiff sought a ruling whether owners of severed oil and gas rights were entitled to notice of foreclosure regarding property being foreclosed for delinquent taxes under a new tax foreclosure process adopted in 1999. One of the defendants, now known as Black Stone Minerals Company, L.P. ("Black Stone"), filed a cross claim against the State claiming that such owners were not given notice of foreclosures and an opportunity to redeem under the former tax foreclosure process and therefore continued to have redemption rights. The cross-claim was severed from the Comben litigation. Black Stone also filed an action against the State in the Court of Claims for monetary damages relating to revenues received by the State from oil and gas interests acquired by foreclosure. The Court of Claims action was joined with the cross claim and the combined cases were certified as class actions.

     In Comben, the trial court held that the tax foreclosures of parcels with severed oil and gas interests did not foreclose the severed oil and gas interests. The State appealed this decision and the Court of Appeals affirmed the trial court's decision on August 31, 2004. As a result, the class actions against the State will continue. The State filed an application for leave to appeal in the Michigan Supreme Court on October 12, 2004. The Michigan Supreme Court granted the State's application for leave to appeal, and oral argument was held on March 8, 2006. The ultimate disposition of this legal proceeding and the potential liability to the State are not presently determinable.

Minnesota Series

Economic and Demographic Information

     State resident population grew from 4.39 million in 1990 to 4.934 million in 2000, or at an average annual compound rate of 1.2% . U.S. population also grew at an annual compound rate of 1.2% during this period. Between 2000 and 2005, the State's population grew at an annual compound rate of 0.8% as compared to 1.0% for the nation. State population is currently forecast by the U.S. Department of Commerce to grow at an annual compound rate of 0.8% through 2030, compared to 0.9% nationally.

     Diversity and a significant natural resource base are two important characteristics of Minnesota's economy. When viewed in 2005 at a highly aggregative level of detail, the structure of the State's economy parallels the structure of the U.S. economy as a whole. Minnesota's employment in fourteen major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total State employment was within two percentage points of national employment share.

     Some unique characteristics of the State's economy are apparent in employment concentrations in industries that comprise the durable goods and non-durable goods manufacturing categories. In the durable goods industries, the State's employment in 2005 was highly concentrated in the fabricated metals, machinery, and computers and electronics. Of particular importance is the computers and electronics category in which 24.3% of the State's durable goods employment was concentrated in 2005, as compared to 14.7% for the United States as a whole. The emphasis is partly explained by the location in the State of Unisys, IBM, Seagate Technology, and other computer equipment manufacturers that are included in the computers and electronics classification.

     The importance of the State's rich resource base for is apparent in the employment mix in non-durable goods industries. In 2005, 35.7% of the State's non-durable goods employment was concentrated in food manufacturing. This compares to 27.9% in the national economy. Food manufacturing relies heavily on renewable resources in Minnesota. Over half of the State's acreage is devoted to agricultural purposes. Printing and publishing are also relatively more important in the State than in the U.S.

     Mining is currently a less significant factor in the State economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped to 3,500 in 2005, down from 6,100 in 1990. However, the State retains vast quantities of taconite as well as copper, nickel, cobalt, and peat, which may be utilized in the future.

     Another measure of the vitality of the State's economy is its unemployment rate. During 2004 and 2005, the State's monthly unemployment rate was generally less than the national unemployment rate, averaging 4.6% in 2004, as compared to the national average of 5.6% . In the first five months of 2006, the State's unemployment rate averaged 4.4%, as compared to the national average of 4.8% .

     Manufacturing also has been a strong sector, with Minnesota employment outperforming its U.S. counterpart in both the 1990-2000 and 2000-2005 periods. From 1990 to 2000, total employment in the

State increased 23.9% while increasing 19.9% nationally. Employment data indicates the recession which began in July 1990 was less severe in Minnesota than in the national economy, and that the State's recovery was more rapid than the nation's. The recent recession and recovery presents a mixed picture. From 2000 to 2003, State employment declined 0.9% compared to 1.4% nationally. In the 2003 to 2005 period, however, Minnesota employment grew 1.8% compared to 2.7% nationally.

     Since 1990, State per capita personal income has usually been within 10% of national per capita personal income. The State's per capita income, which is computed by dividing personal income by total resident population, has generally remained above the national average. In 2005, Minnesota per capita personal income was 108.1% of its U.S. counterpart.

State Budget and Financing

     Budgeting Process. The State's constitutionally prescribed fiscal period is a biennium, and the State adopts budgets on a biennial basis. The biennium begins on July 1st of the odd numbered year and runs through June 30th of the next odd numbered year. The biennium which began on July 1, 1999, and which ended on June 30, 2001, is referred to herein as the "2000-2001 Biennium." The biennium which began on July 1, 2001, and which ended on June 30, 2003, is referred to herein as the "2001-03 Biennium." The biennium which began on July 1, 2003 and which ended on June 30, 2005, is referred to herein as the "Previous Biennium." The biennium that began on July 1, 2005 and which will end on June 30, 2007, is referred to herein as the "Current Biennium." The biennium which will begin July 1, 2007 and will end on June 30, 2009 is referred to herein as the "Next Biennium." Major operating budget appropriations for each biennium are enacted during the final legislative session of the immediately preceding biennium.

     The State's biennial budget appropriation process relies on revenue and expenditure forecasting, updated throughout the biennium, as the basis for establishing aggregate revenue and expenditure levels. Risks are inherent in the revenue and expenditure forecasts. Assumptions about U.S. economic activity and Federal tax and expenditure policies underlie these forecasts. In the forecasts it is assumed that existing Federal tax law and current Federal budget authority will remain in place. Reductions in Federal spending programs may affect State spending. Finally, even if economic and Federal tax assumptions are correct, revenue forecasts are still subject to other variables and some normal level of statistical deviations.

     The State Constitution authorizes public debt to be incurred for the acquisition and betterment of public land, buildings and other improvements of a capital nature or for appropriations or loans to State agencies or political subdivisions for this purpose, as the Legislature may direct, and to finance the development of the agricultural resources of the State by extending credit on real estate security, as the Legislature may direct. All such debt is evidenced by the issuance of State bonds maturing within 20 years of their date of issue, for which the full faith and credit and taxing powers of the State are irrevocably pledged. There is no limitation as to the amount or interest rate of bonds that may be authorized for these and certain other purposes.

     General Operating Funds. The State Constitution requires the State Treasurer to maintain a State bond fund (the "Debt Service Fund") and provides that when the full faith and credit of the State has been pledged for the payment of State general obligation bonds the State Auditor is required to levy each year a tax on all taxable property in the State in the amount needed, if any, with the balance then on hand in the Debt Service Fund, to pay all principal and interest due and to become due on such State bonds through July 1 of the second ensuing year.

     The General Fund accounts for all financial resources except those required to be accounted for in another fund. Revenues, expenditures, transfers and fund balance information in budgetary fund statements may differ from those in the State's GAAP based Comprehensive Annual Financial Report ("CAFR"). The primary difference is the recognition of accruals, reimbursements, deferred revenue, intrafund transactions and the budgetary basis of accounting for encumbrances. In the modified accrual basis used in the CAFR, expenditures are recognized when goods or services are received regardless of the year encumbered. In budgetary fund statements, encumbrances are recognized as expenditures in the year encumbered. The budgetary fund statements do not represent the State's official financial report but rather are prepared as a supplement to the budget documents.

     The cash flow account (the "Cash Flow Account") was established in the General Fund for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances. The use of funds in the Cash Flow Account is governed by statute. The Legislature did not fund the Cash Flow Account for the Previous Biennium. However, the Legislature did fund the Cash Flow Account at $350 million for the Current Biennium.

     The budget reserve account (the "Budget Reserve Account") was established in the General Fund for the purpose of reserving funds to cushion the State from an economic downturn. The use of funds from the Budget Reserve Account is governed by statute. The Legislature funded the Budget Reserve Account at $653 million for the Current Biennium.

     The tax relief account (the "Tax Relief Account") was established in the General Fund and is treated as a General Fund reserve. The use of the funds from this account requires legislative action. The 2006 Legislature reduced the Tax Relief Account balance from $317 million to $110 million for the Current Biennium. Any year-end balance in odd-numbered fiscal years is deposited to the account.

Previous Biennium Budget.

     General Commentary. Net non-dedicated revenues for the Previous Biennium were forecast to total $26.562 billion, an increase of $1.913 billion or 7.8% from levels projected in the November 2002 forecast for the 2001-03 Biennium. Receipts from individual income taxes were forecast to total $12.173 billion. Sales tax receipts were forecast to be $8.188 billion. Corporate income taxes were forecast at $1.348 billion. Motor Vehicle Sales Tax receipts were projected to total $536 million. Statewide property tax receipts were expected to be $1.207 billion. Revenues from tobacco settlements were projected to be $392 million. Other non-dedicated revenues were projected to total $2.718 billion.

     The November 2002 forecast projected General Fund budget shortfall of $4.56 billion. The November 2002 forecast used planning estimates based on the assumption that current laws and policies for the 2001-03 Biennium would continue unchanged. Expenditure projections assumed the extension of current programs, adjusted only for projected changes in caseload and enrollment. Based on statutory direction by the Legislature, no adjustments for inflation were made in future spending except for those in statute. The current law forecast shortfall for the Previous Biennium included an unresolved $332 million forecast deficit from the 2001-03 Biennium because no action had occurred to eliminate that deficit.

     Expenditures for the Previous Biennium were estimated to total $30.975 billion, an increase of $3.876 billion (14.3%) more than the November 2002 estimate for the 2001-03 Biennium. Of this increase in biennial spending, $2.112 billion occurred in education finance. More than one-half of this increase resulted from significant school finance and property tax reform begun in the second year of the 2001-03 Biennium. Under this reform, the State assumed the full cost of the general education program. Health care programs accounted for $1.119 billion of the total increase in General Fund spending, a 23% increase over the 2001-03 Biennium. Increases in projected health care spending were primarily the result of growing costs in medical assistance health care services and higher General Assistance Medical Care caseloads. Net spending in all other budget areas was forecast to decline from the 2001-03

Biennium due to significant one-time spending in the previous period for General Fund financed capital projects and transportation projects.

     The final enacted budget for the Previous Biennium conformed closely to all the major recommendations by the Governor. Compared to the February 2003 forecast of General Fund revenues and expenditures that indicated a total budget shortfall of $4.235 billion, the following represent the primary changes enacted to balance the budget: (1) legislative actions affecting the 2001-03 Biennium added $192 million, with $180 million as the balance brought forward from the 2001-03 Biennium to the Previous Biennium; (2) revenue changes and transfers from other funds added $1.959 billion in additional resources, while reductions from forecast spending levels saved $2.509 billion in authorized spending; and (3) $426 million was added to the Budget Reserve Account to increase it to a total of $522 million.

     No general tax increases were enacted. Total spending, excluding the impact of payment schedule changes, was $367 million above the Governor's recommendation. This increase in spending was funded by $258 million of additional resources in the form of increased fees and one time transfers from other state funds. Also offsetting the increased spending were additional changes in education aid and human services payment schedules that will yield $92 million in expenditure savings in the Previous Biennium above the level recommended by the Governor.

     The 2003 legislative sessions produced no significant tax law changes. General Fund resources were forecast to be $28.822 billion. This was an increase of $1.959 billion over the amount forecast in the February 2003 forecast. This increase in resources was attributable primarily to a $1.029 billion onetime transfer of funds previously set-aside in tobacco endowment accounts, $738 million resulting from changes in tax collection schedules and one-time transfers from other funds, and increased fees and other non-tax revenues that are deposited to the General Fund.

     Authorized General Fund spending for the Previous Biennium was estimated at $28.3 billion. Compared to 2001-03 Biennium expenditures, this represented a biennial expenditure growth of $1.547 billion, or 5.8% . Compared to the February 2003 forecast of General Fund spending, authorized spending was $2.509 billion less than forecast. Of this amount, approximately $2 billion represented permanent expenditure reductions made across major program areas, and $503 million represented expenditure savings resulting from one-time payment changes in payment schedules to school districts and counties. Total expenditures authorized by the 2003 Legislature were similar to those recommended by the Governor.

     Previous Biennium Update. The State released revised forecasts of General Fund revenues and expenditures for the Previous Biennium in November 2003 and February 2004. Forecast revenues were expected to total $28.235 billion, $407 million less than prior estimates. Projected spending was reduced to $28.158 billion, $143 million less than prior estimates. The decrease was net of $84 million in authorized spending moving forward from the 2001-03 Biennium. The Budget Reserve Account was increased from $522 million to $631 million. In February 2004, the projected deficit for the Previous Biennium was reduced by $25 million. Changes to forecast revenues and expenditures were minor. Revised forecasts estimated revenues to total $28.214 billion.

     In March 2004, the Governor submitted a supplemental budget recommendation to the Legislature to eliminate the $160 million projected deficit based on the November 2003 and February 2004 forecasts. However, the Legislature adjourned in May 2004 without enacting these recommended measures. On May 27, 2004, the Governor took executive action to address the projected $160 million budget deficit.

     Current Biennium Budget. At the end of the 2006 Legislative Session and after giving effect to the resulting legislative changes, General Fund total resources are now forecast to be $32.725 billion.

Current Biennium revenues, excluding the balance brought forward from the Previous Biennium, are expected to be $31.332 billion (7.5%) greater than in the Previous Biennium. General Fund expenditures are forecast to be $31.612 billion, $3.484 billion (12.4%) greater than the Previous Biennium. Budgeted revenues and expenditures are expected to leave a projected Unreserved General Fund balance of $1.113 billion, including a Cash Flow Account of $350 million, a Budget Reserve Account of $653 million, and a Tax Relief Account of $110 million, resulting in a projected Unrestricted General Fund balance on June 30, 2007 of zero.

State Revenues

The State's principal sources of non-dedicated revenues are taxes of various types.

     Income Tax. The income tax rate schedules for 2005 consisted of three income brackets having tax rates of 5.35%, 7.05% and 7.85% . The tax brackets are indexed annually for inflation, and the base of the tax is Federal taxable income, with selected additions and subtractions. There is an income exclusion for low-income elderly and disabled taxpayers. The exclusion phases out as adjusted gross income and nontaxable sources of income rise. Two earner couples are entitled to a non-refundable credit against tax liability to offset the additional tax liability that results from the "married joint" filing status as opposed to the "single" filing status. The maximum credit per return to offset this "marriage penalty" is $313. In addition, the State tax code contains a refundable childcare credit, a working family credit, and an education credit all targeted at low income parents.

     Sales and Use Tax. The sales tax of 6.5% is applicable to most retail sales of goods with the exception of food, clothing and prescription drugs. Purchases made by non-profit organizations and the Federal government and school districts are exempt.

     Statewide Property Tax. Beginning with property taxes payable in 2002, there is a State general property tax of $592 million levied on commercial and industrial property, public utility property, unmined iron ore property, and seasonal recreational property. The tax is levied at a uniform rate across the State and adjusted annually for the increase, if any, in the implicit price deflator for government consumption expenditures and gross investment for state and local governments. Beginning in Fiscal Year 2004, the increase in the amount of the State general property tax levy received over the previous fiscal year is dedicated to education aid or higher education funding.

     Corporate Franchise Tax. A flat tax rate of 9.8% is imposed on corporate taxable income. Corporations that do business both in and outside of Minnesota must apportion their taxable income on the basis of a three factor formula that gives a 75% weight to sales, a 12.5% weight to payroll and a 12.5% weight to property. Recent statutory changes will incrementally adjust this weighting, so that by 2014 the weight for sales will be 100%. An alternative minimum tax is imposed on Minnesota alternative minimum taxable income (which is similar to Federal alternative minimum taxable income) at a flat rate of 5.8%, to the extent the minimum tax exceeds the regular tax.

     Minnesota requires 80% of Federal "bonus depreciation" be added to taxable income and then deducted in five equal parts over the next five years. The effect of this provision is to negate the revenue loss that would otherwise result from Federal "bonus depreciation." Additionally, a fee of up to $5,000 is imposed as a part of the franchise tax liability, which is in addition to the regular and alternative minimum tax, which is based on the sum of Minnesota property, payroll and sales.

     Insurance Gross Earnings Tax. A tax is imposed on the gross premium revenue of insurance companies at the following rates: (a) 1.875% for life insurance (which will be incrementally reduced to 1.5% by 2009); (b) 2% for domestic and foreign company premiums; (c) 1% for mutual property and casualty companies with assets of $5 million or less on December 31, 1989; (d) 1.26% for mutual

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property and casualty companies with assets in excess of $5 million but less than $1.6 billion on December 31, 1989; (e) 3% for surplus line agents; (f) a 0.5% Fire Marshal tax on fire premiums; (g) a 2% surcharge on fire premiums for property located in cities of the first class; and (h) a 1% health maintenance organizations ("HMOs") tax.

     Motor Vehicle Sales Tax. Motor vehicle sales, new and used, are exempt from the sales and use tax, but are subject to a 6.5% motor vehicle sales tax. The tax is collected at the time of title registration or transfer. In Fiscal Year 2005, 53.75% of the collections were dedicated to transportation related funds.

     Liquor, Wine and Fermented Malt Beverages. Liquor is taxed at $5.03 per gallon. Wine is taxed at rates that vary from 30¢ per gallon to $3.52 per gallon, depending on the alcohol content. Beer is taxed at $2.40 per 31-gallon barrel for beer with alcoholic contents of 3.2% by volume or less, and $4.60 per 31-gallon barrel for strong beer. Liquor, wine and beer sales are also subject to sales tax at a rate of 9%. An additional tax of 2.5% is imposed on the retail sales of alcoholic beverages.

Other Taxes.

     Cigarette and Tobacco Products Taxes. The excise tax on cigarettes is 48¢ per pack. Tobacco products other than cigarettes are subject to an excise tax, imposed on distributors thereof, equal to 35% of the wholesale price of such tobacco products. A 75¢ per-pack health impact fee is imposed on cigarettes and a health impact fee of 35% is imposed on tobacco products. In lieu of a 6.5% sales tax on cigarettes, a wholesale tax is imposed at rates, adjusted annually, to yield revenues equivalent to a 6.5% retail sales tax. The initial rate in 2005 was set at 25.5¢ per-pack.

     Estate Tax. The tax base is the Federal gross estate less various exemptions and deductions. The tax may not exceed the State death tax credit.

     Deed Tax. A tax of $1.65 per $500, or .0033% for increments less than $500 of consideration, is imposed on the transfer of real estate by any deed, instrument, or writing. Ninety-seven percent of the proceeds go to the General Fund and 3% to the county in which the property is located.

     Legalized Gambling Taxes. The State also imposes a 6%, 17% or 23% tax on the takeout of pari-mutuel horse races at licensed tracks. An 8.5% tax is imposed on bingo, raffles and paddlewheels gross receipts less prizes of organizations licensed to operate such games of chance. A 1.7% tax is imposed on the "Ideal Gross" of each pull-tab or tipboard deal sold by a distributor. In addition, a "Combined Receipts Tax," with rates ranging from 1.7% to 5.1%, is imposed on organizations with pull tab and tip board gross receipts in excess of $500,000 per year.

     In addition to the major taxes described above, other sources of non-dedicated revenues include minor taxes, unrestricted grants, certain fees and charges of State agencies and departments, and investment income. The General Fund receives no unrestricted Federal grants. The only Federal funds deposited into the General Fund are to reimburse the State for expenditures on behalf of Federal programs.

     Tobacco Settlement. On May 8, 1998, the State settled a lawsuit that it had initiated against several tobacco companies. The settlement requires the defendant tobacco companies to make annual payments to the State of between $165 million and $204 million. The payments are to be made at the

     Mortgage Tax. A tax of 23¢ is imposed on each $100 dollars of debt secured by real property. Ninety-seven percent of the proceeds go to the General Fund and 3% to the country in which the property is located.

beginning of the year and into perpetuity. These amounts are adjusted based on the volume of tobacco products sold and the Consumer Price Index.

State Expenditures

     In 1992 the Legislature established the MinnesotaCare® program to provide subsidized health care insurance for long term uninsured Minnesotans. The program is not part of the General Fund. A separate fund, called the Health Care Access Fund, was established as a special revenue fund to account for revenues and expenditures for the MinnesotaCare program. Program revenues are derived primarily from a 2% gross revenue tax on hospitals, health care providers and wholesale drug distributors, and a 1% gross premium tax on nonprofit health service plans and HMOs. The 2005 Legislature made changes in the MinnesotaCare® program that shift many current recipients of General Assistance Medical Care, another health insurance program funded out of the General Fund, to MinnesotaCare® starting in Fiscal Year 2007. This will alter significant costs out of the General Fund and into the Health Care Access Fund. The amounts to be transferred from the Health Care Access Fund to the General Fund are set in law for the Current Biennium. The total amount to be transferred is $112 million.

     The State also has established a school district credit enhancement program. Current law authorizes and directs the Commissioner of Finance, under certain circumstances and subject to the availability of funds, to issue a warrant and authorize the Commissioner of Education to pay debt service due on school district tax and state-aid anticipation certificates of indebtedness, certificates of indebtedness and capital notes for equipment, certificates of participation and school district general obligation bonds, in the event that a school district notifies the Commissioner that it does not have sufficient money in its debt service fund for this purpose, or the paying agent informs the Commissioner that it has not received from the school district timely payment of moneys to be used to pay debt service. The legislation appropriates annually from the General Fund to the Commissioner of Education the amount needed to pay any warrants that are issued.

     The amounts paid on behalf of any school district are required to be repaid by it with interest, either through a reduction of subsequent state-aid payments or by the levy of an ad valorem tax which may be made with the approval of the Commissioner of Education. As of July 10, 2006, there were approximately $408 million of certificates of indebtedness enrolled in the program all of which will mature within a fourteen-month period. The State expects that school districts will issue certificates of indebtedness next year and will enroll these certificates in the program in about the same amount of principal as this year.

     School districts may issue certificates of indebtedness or capital notes to purchase certain equipment. The certificates or notes may be issued by resolution of the board, must be payable in not more than five years, and are payable from school district taxes levied within statutory limits. School districts are authorized to issue general obligation bonds only when authorized by school district electors or special law, and only after levying a direct, irrevocable ad valorem tax on all taxable property in the school district for the years and in amounts sufficient to produce sums not less than 105% of the principal of and interest on the bonds when due. As of July 10, 2006, the total amount of principal on certificates of indebtedness and capital notes issued for equipment, certificates of participation and bonds, plus the interest on these obligations, through the year 2034, was approximately $10.5 billion. However, more certificates of indebtedness, capital notes, certificates of participation and bonds are expected to be enrolled in the program and these amounts are expected to increase.

     Based upon the amount of certificates of indebtedness and capital notes for equipment, certificates of participation and bonds now enrolled in the program, during the Current Biennium the total amount of principal and interest coming due as of July 10, 2006 is about $1 billion, with the maximum amount of principal and interest payable in any one month being $469 million. The State has not had to make any debt service payments on behalf of school districts under the program and does not expect to make any payments in the future. If such payments are made the State expects to recover all or substantially all of the amounts so paid pursuant to contractual agreements with the school districts.

     Minnesota has also established a County Credit Enhancement Program. The law authorizes and directs the Commissioner of Finance, under certain circumstances and subject to the availability of funds, to issue a warrant and authorizes the Public Facilities Authority to pay debt service coming due on certain county general obligation bonds, in the event that the county gives proper notice that it does not have sufficient money in its debt service fund for this purpose, or the paying agent informs the State that it has not received timely payment of moneys to be used to pay debt service. The legislation appropriates annually from the General Fund to the Public Facilities Authority the amounts needed to pay any warrants that are issued.

     The amounts paid on behalf of any county are required to be repaid by it with interest, either through a reduction of subsequent state-aid payments or by the levy of an ad valorem tax which may be made with the approval of the Public Facilities Authority. Counties are authorized to issue general obligation bonds and must levy a direct, irrevocable ad valorem tax on all taxable property in the county for the years and in amounts sufficient to produce sums not less than 5% in excess of the principal of and interest on the bonds when due. The program enrolls county general obligation bonds issued for jails and correctional facilities, law enforcement facilities, social services and human services facilities, and solid waste facilities.

     As of July 10, 2006, the total amount of principal on bonds plus interest on the bonds enrolled in the program, through the year 2031, was approximately $196 million. More bonds are expected to be enrolled in the program, and these amounts are expected to increase. Based upon the bonds enrolled in the program, during the Current Biennium the total amount of principal and interest coming due as of July 10, 2006 is $10.3 million with the maximum amount of principal and interest payable in any one month being $6 million. The State has not had to make any debt service payments on behalf of counties under the program and does not expect to make any payments in the future. If such payments are made the State expects to recover all or substantially all of the amounts so paid pursuant to contractual agreements with the counties.

State Indebtedness

     During the first fiscal year in the Previous Biennium, the State's total long-term debt obligations increased by $466 million (9%), which was primarily from the issuance of general obligation bonds to financial various State activities. The State also issued $392 million in refunding bonds in June 2003. As of November 1, 2004, the State had approximately $3.5 billion in outstanding general obligation bonds, with another $887.6 million in authorized but unissued bonds. As of August 1, 2006, the State had $3.73 billion in outstanding general obligation bonds.

     Ratings. The State's general obligation bonds are rated Aa1 by Moody's and AAA by S&P and Fitch.

Litigation

     While at any given time, including the present, there are numerous civil actions pending against the State which could, if determined adversely to the State, affect the State's expenditures and, in some cases, its revenues, the State Attorney General is of the opinion that, except as discussed below, no pending actions are likely to have a material adverse effect in excess of $10 million on the State's expenditures or revenues during the Previous Biennium.

     Tort Claims. Payment of tort claims against the State is made from funds appropriated by the Legislature to agencies for general operations to the extent such funds are available. The tort claims appropriations for the Fiscal Years ended June 30, 2006 and 2007 is $761,000. The maximum limit of liability for tort claims is $300,000 for any one claim and $1.0 million for any number of claims arising from a single occurrence.

     Non-Tort Claims. Lawsuits based on non-tort theories furnish another basis for potential liability. The following cases or categories of cases, in which the State, its officers or employees, are defendants have been noted because an adverse decision in each case or category could result in an expenditure of state monies of over $10 million in excess of current levels.

     Eminent Domain Actions. At any one time, there are hundreds of Department of Transportation eminent domain actions being litigated in district courts throughout the State. There is a continuous flow of such cases, with the actual number depending on many factors such as the number of parcels of land that can be acquired by direct purchase, the construction needs of the department and revenues available for highway projects. In the aggregate, the potential cost to the State for property that has been or will be acquired exceeds $10 million. Liability arising out of decisions unfavorable to the State may impact the State's trunk highway fund.

     AT&T Corp. v. Commissioner of Revenue. The taxpayer appealed, as a representative of Qwest Corp., from the denial of sales and use tax refund claims for the periods January 1990 through January 1996. The claim, in the approximate amount of $10 million, alleged that Qwest purchased equipment that qualifies under the capital equipment exemption. The taxpayer also asserted that the application to Qwest of the subsequent law violates due process. The case was settled and the Supreme Court dismissed the appeal on June 8, 2004.

     Automatic Merchandising Council, et al., v. Commissioner of Revenue, et al. Plaintiffs, a membership organization comprised of suppliers and operators of vending machines and an operator of vending machines, seek a declaratory judgment that, imposition of the tax on sales of food through vending machines is unconstitutional under the Federal Equal Protection Clause and the Uniformity Clause of the State Constitution. A determination in the Plaintiffs' favor would result in a potential tax refund liability well in excess of $10 million when applied as precedent to Plaintiffs' subsequent tax periods, as well as to the potential refund claims of other vending companies. Plaintiffs' motion for summary judgment was heard on August 26, 2002. In November 2002, the court denied the motion and granted summary judgment for the Commissioner. Plaintiffs' appeal was denied by the appellate court, whose decision was subsequently upheld by the Supreme Court on June 24, 2004.

     Sprint Spectrum LP, Sprint Communications Company, LP, and United Telephone Company of Minnesota v. Commissioner of Revenue; and XO Communications, Inc. v. Commissioner of Revenue. Plaintiffs, regional telecommunication public utilities, claim they are entitled to capital equipment refunds of sales taxes paid, based on the theory that they were using the equipment for the tax-exempt purposes of "manufacturing, fabricating or refining" of "tangible property." The Tax Court issued its decision affirming the Commissioner's denial of the refund claims in the Sprint and United Telephone cases on May 23, 2003. On April 1, 2004, the State Supreme Court reversed the Tax Court's decision in Sprint. The XO Communications case was then remanded to the Tax Court. The parties in XO Communications have stipulated to remand the case to the Commissioner for an auditing of the refund claims. In addition, Qwest Communications, which had a similar refund claim previously denied by the Tax Court, had asked for that judgment to be reopened in light of the Sprint decision. Qwest's claim was settled and dismissed on August 13, 2004.

     Austin, et al. v. Goodno. Plaintiffs, Minnesota Family Investment Program ("MFIP") recipients, filed a class action seeking to block changes to the MFIP made in the 2003 legislative sessions, including a Supplemental Social Security Income deeming provision, a requirement that a family's HUD housing assistance be counted as unearned income and a lowering of the exit level for MFIP from 120% to 115% of the Federal poverty guidelines. On February 27, 2004, the district court granted injunctive relief requiring the Department of Human Services ("DHS") to comply with certain Federal agency standards prior to amending MFIP. DHS has appealed and the matter is pending. On February 27, 2004, the court also ruled in favor of the plaintiffs on certain cross-motions for summary judgment. DHS appealed the ruling, and argument was held on October 7, 2004.

     Council of Independent Tobacco Manufacturers of America, et al. v. The State of Minnesota, et al. Plaintiffs challenge the statutorily imposed fee of 35¢ per pack on the sale of cigarettes manufactured by a manufacturer that is not making annual payments to the State under the settlement in State v. Philip Morris Inc., et al., or that has not entered into a similar agreement that would also require annual payments. Plaintiffs challenge the enforceability of the statute alleging that it abridges free speech, violates equal protection and due process guarantees, and is a bill of attainder. Plaintiffs' motions for a temporary restraining order was denied. In September 2004, the plaintiffs filed a motion for review with the State Supreme Court. On May 16, 2006, the State Supreme Court filed a decision affirming the lower court's decision and upholding the 35¢ per-pack non-settlement cigarette fee against all constitutional challenges. Final judgment in favor of the State was entered on June 15, 2006. The fee is expected to generate an estimated $11.4 million over the Next Biennium.

     ARRM, et. al. v. Goodno, et. al. Two cases have been consolidated in Federal court. All plaintiffs are challenging the State's provision of services under the State's Mental Retardation/Related Condition Waiver ("MR/RC Waiver"). If the plaintiffs succeed, MR/RC Waiver costs may increase by up to $56 million through fiscal year 2005. The State and Federal government filed motions to dismiss and the plaintiffs filed motions for preliminary injunctions. On August 18, 2004, the court denied plaintiff's motion for an injunction against the State and dismissed some of the plaintiff's claims against the State. The parties are engaged in discovery and exploring whether a settlement is possible.

Northern States Power Co., d/b/a Xcel Energy, Inc. v. Minnesota Metropolitan Council, et. al.

Plaintiff brought an inverse condemnation action alleging the construction of a light rail system in Minneapolis constituted a "taking" of its property. The State's motion to dismiss was granted and plaintiff appealed. The appellate court reversed the dismissal and the defendants appealed to the State Supreme Court. Argument was held on May 22, 2004 and on August 4, 2004, the State Supreme Court dismissed the case.

     Rukavina, et al. v. Pawlenty, et al. In January 2003, two State legislators, two State residents and an association of counties and school districts sued the Governor and the Commissioner of Finance claiming that the Governor and Commissioner's unallotment of $49 million from the Minnesota 21st Century Minerals Fund to the General Fund was in violation of State law and the State Constitution. The court of appeals heard arguments on May 22, 2004 and affirmed the trial court's decision on the legality of the Commissioner's unallotment of funds and determined that the individual and legislator plaintiffs lacked standing. The appellate court, however, reversed the trial court's holding that the association of counties and municipalities lacked standing. The plaintiffs have filed a petition for review, which is pending.

     Union Pacific Railroad Co. & Soo Line Railroad Co. v. Salomone, et al. Plaintiffs, two railroad carriers, are challenging the imposition of the State's sales and use tax on their purchase and use in the State of diesel fuel for their trains and vehicles. The plaintiffs allege that the imposition of the tax is discriminatory because their primary competitors are not taxed under the same regime or pay little to no tax. The plaintiffs seek declaratory and injunctive relief to prohibit collection and enforcement of the tax, which could cost the State in excess of $10 million.

     Hutchinson Technology, Inc. v. Commissioner of Revenue. The State's tax court has held that the plaintiff's wholly-owned subsidiary should have qualified as a foreign operating corporation and that the plaintiff was not entitled to the State's statutory dividend received deduction, but that the plaintiff was entitled to a reduction of income for certain incurred fees. All issues are on appeal before the State Supreme Court. A decision was expected in early summer of 2005, and a finding in favor of the plaintiff on all three issues could result in a cost of approximately $117 million.

     Gerber v. Gerber. An appellate court held that income withholding for child support collections is "a judicial remedy," rather than an "administrative remedy" determining the income withholding order was unenforceable by a county in the State because the underlying judgment had expired under the 10 year statute of limitation. The Supreme Court granted the Commissioner of Human Services' request to participate in an amicus to discuss the effect this policy would have on the State and financial consequences of the decision. If allowed to stand, the Commissioner of Human Services believes that the court's ruling will prevent county child support agencies from collecting approximately $52.8 million in child support arrearages in upwards of 8,200 child support cases statewide. The counties' inability to collect support arrearages for families with children brings up the possibility that some of these families may seek public assistance, thereby increasing the need for the State's public assistance programs. It is difficult to determine the dollar impact of this decision to the State's public assistance programs, however, and therefore an estimate has not been produced. On June 1, 2006, the Minnesota Supreme Court reversed the appellate court's decision and held that income withholding to collect arrearages is an administrative remedy that can be authorized without prior judicial approval.

     Medical Assistance Supplemental Payments to Government Owned Facilities. The Federal Centers for Medicaid and Medicare Services ("CMS") has disapproved a Minnesota Medicaid plan amendment that provides for increased payments to local government owned nursing homes. The Department of Human Services ("DHS") is challenging the disapproval through an administrative appeal and anticipates appeals in the Federal courts. Additionally, CMS has disallowed and seeks to recover the Federal share of the increased supplemental payments through a separate administrative proceeding, which will also likely lead to appeals in the Federal courts. If CMS is successful in the current disapproval litigation, the State would lose Federal financial participation of approximately $11 million/year. The parties have conducted discovery and submitted the matter on the briefs for dispositive determination by the Federal hearing officer. In the disallowance litigation, the Federal Department of Appeals Board issued an order on May 12, 2005, granting the State's motion to stay the State's disallowance appeal, pending determination of the disapproval litigation. The Federal hearing officer in this litigation issued a decision and order on May 12, 2006 upholding CMS's disapproval of the State plan amendment. DHS filed exceptions to the decision on June 8. Assuming the decision remains in CMS's favor, DHS will likely appeal.

     Union Pacific Railroad Co. & Soo Line Railroad Co. v. Salomone, et al. Plaintiffs, two railroad common carriers, challenge the imposition of Minnesota's sales and use tax on their purchase and use in Minnesota of diesel fuel for locomotives and off-road vehicles. Plaintiffs argue that the tax is discriminatory under the Railroad Revitalization and Regulatory Reform Act of 1976 because their principal competitors, motor carriers, airlines, and barges, are not taxed under the same regime or pay little or no tax. The plaintiffs are seeking declaratory and injunctive relief prohibiting enforcement and collection of the tax. A determination in the plaintiffs' favor could result in revenue collection losses in excess of $10 million when applied to plaintiffs and other railroad common carriers operating in Minnesota. A decision is expected from the district court in early 2006.

     State of Minnesota and Blue Cross and Blue Shield of Minnesota v. Philip Morris, et al. and related case Liggett Group v. State. Cigarette manufacturers and the State executed settlement agreements under which the manufacturers agreed to make annual payments in perpetuity to the State, and the State released the manufacturers from all future claims for reimbursement for healthcare costs.

The Legislature imposed a tobacco use health impact fee to recover State health costs related to tobacco use and to deter youth smoking, effective August 1, 2005. All revenue from the fee must be credited to the Health Impact Fund. The manufacturers have moved to enforce their settlement agreements alleging that imposition of the fee violates the agreements' release of claims provisions. The Department of Revenue estimates that decisions favorable to the manufacturers would have an estimated $340 million impact on the Health Impact Fund for the current biennium. The manufacturers' motion in the Philip Morris case was argued on September 29, 2005. On January 19, 2006, the Minnesota Supreme Court granted the State's request for accelerated review in the Philip Morris matter. On May 16, 2006, the Supreme Court issued a decision in Philip Morris reversing the district court, and upholding in all respects the 75¢ per-pack health impact fee. Although the Liggett case involves a separate settlement agreement and is still pending in State district court, it appears that the Minnesota Supreme Court's reasoning in the former case will apply equally to defeat Liggett's challenges to imposition of the Health Impact Fee on its products.

     Minnesota State University, Mankato Accident Notices of Tort Claims. The State has received five notices of claims under the Tort Claims Act arising out of a vehicle accident involving students and staff from Minnesota State University, Mankato who were on a trip in Michigan, sponsored by the University. Three notices of claims are for wrongful death; two notices of claims are for personal injuries. One of the personal injury notices of claims estimates damages in excess of $10 million. Claimants have jointly brought a declaratory judgment action to resolve certain coverage issues.

North Carolina Series

     The State is located on the Atlantic seacoast and is bordered by the states of South Carolina, Georgia, Tennessee and Virginia. The State has a land area, exclusive of waterways and lakes, of 50,000 square miles. The State's estimated population as of July 1, 2005 was 8,683,242. During the period from 1994 to 2005, the State's population increased by approximately 20%. The State has seven cities with populations in excess of 100,000 and two cities with populations in excess of 250,000.

Economic Characteristics

     The State's major economic sectors are services, agriculture, trade, manufacturing and tourism. Total nonfarm employment accounted for approximately 3,916,400 jobs in February 2006. Based on data from the State Department of Commerce, the State ranked eleventh nationally in manufacturing employment. As the State's economy has become less dependent upon agriculture and manufacturing, the service sector of the economy has grown over the past several decades, resulting in a significant increase in per capital income. During the period from 1994 to 2004, per capita income in the State grew from $17,295 to an estimated $29,246, an increase of almost 69%, according to the United States Department of Commerce, Bureau of Economic Analysis. During approximately the same period, the seasonally-adjusted labor force grew from 3,451,292 to 4,362,082, an increase of 26.4% according to the North Carolina Employment Security Commission.

     Services. The services industry sector constitutes the single largest job segment of the State's economy and employed approximately 80% of the State's total nonfarm employment in February 2006. This industry includes a broad base of different occupations throughout the State, including banking, accounting, legal services, health services and technology services. Total employment in the services industry increased by 67,700 jobs from February 2005 to February 2006.

     The Research Triangle Park (the "Park") is one of the largest planned research parks in the world, covering over 7,000 acres. Founded in 1959, it is approximately equidistant from Duke University in Durham, the University of North Carolina at Chapel Hill, and North Carolina State University in Raleigh, each of which provides research capabilities to industries located in the Park. The Park has grown steadily since its inception, with approximately 131 facilities and employing approximately 38,500 people, and has generated growth in the surrounding areas for homes and commercial and industrial sites.

     Charlotte, the State's largest city, is the second largest financial center in the United States, serving as headquarters for several major financial institutions. Bank of America Corporation, BB&T Corporation and Wachovia Corporation, all headquartered in Charlotte, are three of the nation's ten largest bank holding companies.

     Agriculture. Agriculture is another basic element of the State's economy. In 2004, the State's agricultural industry, including food, fiber and forest, contributed over $59 billion to the State's economy, accounting for 21.5% of the State's income. Gross agricultural income was in excess of $8.2 billion in 2004, placing the State eighth in the nation in gross agricultural income and seventh in the nation in net farm income. The poultry industry is the leading source of agricultural income in the State, accounting for approximately 34% of gross agricultural income for 2004, followed by the pork industry at approximately 25%, nursery and greenhouse products at approximately 10% and the tobacco industry at approximately 8%.

     Trade. The trade sector is an integral part of the State's economy, employing approximately 19% of the State's workforce in December 2005. This industry includes wholesale and retail trade as well as transportation and warehousing.

     Manufacturing. North Carolina's economy has historically enjoyed a strong manufacturing base. As of February 2006, manufacturing firms employed approximately 14.3% of the total nonfarm workforce. The State has continued to experience significant investment within the State by international firms and, as of December 2005, was ranked fifteenth largest among the states in export trade. As of December 2005, year-to-date exports totaled $18.1 billion, a 12% increase over December 2004. Manufacturing jobs in the traditional sectors of textiles and apparel have declined due to international competition. These sectors, however, accounted for only 2.2% of total nonfarm employment in February 2006. While North Carolina remains the national leader in textile employment, textile and apparel sector employment has decline from 28% of total goods-producing sector in January 1990 to 10.7% in February 2006, reflecting the increasing diversity of the State's economy.

     Tourism. Travel and tourism are increasingly important to the State's economy. Travel and tourism revenues contributed over $13.2 billion to the State's economy in 2004, an increase of $600 million over 2003. The North Carolina travel and tourism industry directly supports more than 183,000 jobs, representing approximately 4.8% of total nonfarm employment.

     Other. A significant military presence in North Carolina also contributes to the diversity of the State's economic base. With Fort Bragg and Pope Air Force Base (approximately 83,000 military personnel), Camp Lejeune Marine Corps Base and New River Marine Corps Air Station (approximately 90,000 military personnel), Cherry Point Marine Corps Air Station (30,000 military personnel), and Seymour Johnson Air Force Base (15,000 military personnel) the State has one of the largest concentrations of military personnel in the country. It is estimated that 6% of the State's gross domestic product in 2004, or $18.1 billion, was attributable to the military sector.

     The North Carolina economy is also supported by a good utility infrastructure. Prior to the authorization of the Clear Water and Natural Gas Act, 34 counties in the State were unserved by natural gas pipelines. At present, primarily due to the issuance of natural gas bonds, there are approximately seven unserved counties located primarily in the eastern portion of the State. After the issuance of the remaining natural gas bonds, four counties are predicted to be unserved.

     Tobacco Settlement. In 1998, the State, along with 45 other states' attorneys general and the major tobacco companies signed a settlement agreement that, among other things, reimburses the State for smoking-related medical expenses. The maximum that the State can receive is approximately $4.6 billion over the first 25 years of the settlement period (adjusted for inflation and market share). Under the settlement agreement, each year one half of the proceeds to the State are transferred to the Golden Leaf Foundation, a special non-profit corporation dedicated to assisting economic development in tobacco dependent regions, and the other half of the proceeds is split equally between two trust funds, the Tobacco Trust Fund and the Health and Wellness Trust Fund.

     In 2003, the General Assembly directed the diversion of $78 million of the tobacco settlement funds to support General Fund appropriations for Fiscal Year 2003-03. At the same time, the General Assembly similarly directed the diversion of settlement funds to support General Fund appropriations in the amount of $66.8 million for Fiscal Year 2003-04 and $60 million for Fiscal Year 2004-05.

     A number of tobacco manufacturers that participate in the settlement have determined to dispute a portion of their 2006 payment. Approximately $755 million of their total expected payments due in April 2006 were placed in a disputed payments account pending determination as to whether the participating states have diligently enforced the terms required by the settlement. The State believes that its shares of the disputed payment is approximately $18 million, of which approximately $2.2 million is currently budgeted for transfer to the General Fund.

Revenue Structure

     North Carolina's three major operating funds that receive revenues and from which monies are expended are the General Fund, the Highway Fund and the Highway Trust Fund. There are no prohibitions or limitations in the State Constitution on the State's power to levy taxes, except the income tax rate limitation of 10% and a prohibition against a capitation or "poll" tax.

General Fund-Tax Revenue.

     Individual Income Tax. State income tax due is computed under a four-tiered bracket system with tax rates of 6%, 7%, 7.75% and 8.25% . The 8.25% rate is set to revert to 7.75% for taxable years beginning on or after January 1, 2008.

     Corporation Income Tax. A tax is levied at the rate of 6.90% on net income of both foreign and domestic corporations. Net income is derived by making certain adjustments to the Federal taxable net income of corporations, such as taxes on income and excess profits and interest on obligations of the United States. The State Constitution limits the maximum tax rate to 10% of net income.

     Sales and Use Tax. A general tax rate of 4.5% is levied on sales, use or rental of tangible personal property and selected services such as the rental of hotel and motel rooms and laundry and dry cleaning services. Preferential tax rates are also levied on sales, use or rental of specific types of property and services as follows: boats and aircraft, 3% (maximum of $1,500 per boat or aircraft); farm and manufacturing machinery and equipment, 1% (maximum of $80 per single article); manufactured/mobile homes, 2% (maximum of $300 per section); electricity, 3%; telecommunication services, 6%; spirituous liquor, 6%; direct-to-home satellite service, 5%; and sales of electricity to farmers, manufacturers and commercial laundries and dry cleaners, 2.83% (0.17% for manufacturers who used 900,000 or more megawatt-hours in the previous fiscal year). Principal items exempt from the tax include raw materials, containers, shipping materials, fertilizer and seed sold to farmers, feed, certain farm products and prescription medicines. Food purchased for home consumption, with a few narrowly defined exceptions, is also exempt from sales tax. Motor vehicle sales and rentals and motor fuels are taxed under different schedules. Refunds of the tax are granted to the Federal and local governments, other specified governmental entities, nonprofit religious, educational and charitable organizations, and eligible businesses for qualifying machinery and equipment purchased for use in low-income counties. State agencies are granted refunds of local sales taxes paid. Local sales and use taxes of 2.5% are collected on transactions taxed at the 4.5% general State rate and on food and are distributed to counties and local units within the county where the tax is collected. The general tax rate is statutorily set to revert to 4% after June 30, 2007.

     Highway Use Tax on Motor Vehicle Rentals. Gross receipts from long-term lease or rental of motor vehicles (at least 365 continuous days to the same person) are taxed at the rate of 3%; gross receipts from short-term lease or rental of motor vehicles are taxed at the rate of 8%. For both short- and long-term rentals, the maximum tax for a vehicle leased continuously to the same person is $1,000 for most commercial vehicles, with no maximum for all other vehicles. Only collections of the 8% tax from short-term rentals are credited to the General Fund. A retailer engaged in the business of leasing or renting motor vehicles may elect to pay the 3% highway use tax on the retail value of motor vehicles purchased for lease or rental rather than the 3% or 8% tax on gross receipts from renting or leasing the vehicles. All collections of the 3% levy are credited to the Highway Trust Fund.

     Corporation Franchise Tax. A franchise tax is levied on business corporations at the rate of $1.50 per $1,000 of the largest of three alternate bases. These bases are (a) the amount of the capital stock, surplus and undivided profits apportionable to the State; (b) 55% of the appraised value of property in the State subject to local taxation or (c) the book value of real and tangible personal property in the State less any debt outstanding which was created to acquire or improve real property in the State. A tax of 3.22% is levied on the gross receipts of electric power and light companies. Municipalities receive quarterly distributions equal to 3.09% of taxable gross receipts from sales of electric power within their jurisdiction during the preceding calendar quarter.

     Piped Natural Gas Excise Tax. An excise tax is levied on piped natural gas and the tax rate is a declining block rate based on the number of therms of gas consumed in a month. The rate starts at 4.7¢ for the first 200 therms received and declines to 0.3¢ for the number of therms received in excess of 500,000. Municipalities receive quarterly distributions equal to one-half of the tax proceeds collected from customers within their jurisdiction during the previous calendar quarter.

     Alcoholic Beverage Tax. Liquor is sold in stores owned and operated by local ABC Boards where such stores are permitted by local governments. A tax at the rate of 25% of the sales price is levied by the State. Profits from operation of the stores are distributed to the county or municipality. Counties and municipalities where beer and wine are sold receive on a per capita basis an annual distribution of a percentage of the net amount of excise taxes collected on the sale of malt beverages and wine during the 12-month period ending March 31 each year. Local elections may be held on the question of permitting the sale of liquor by the drink by qualified restaurants and clubs. An additional tax of $20 per four liters is levied on liquor purchased by restaurants and clubs for resale as mixed beverages; $9 of the additional tax remains with the local jurisdiction, $10 is distributed to the General Fund and $1 is dedicated to the Department of Health and Human Services for alcohol or substance abuse rehabilitation.

     Insurance Tax. A tax is levied on insurance companies based on gross premiums from business in the State at the following rates: (a) 2.50% for workers' compensation; (b) 0.50% for hospital, medical and dental service corporations; (c) 1.9% for all other policies; (d) an additional 1.33% for fire and lightning coverage; and (e) an additional 0.5% for fire and lightning coverage within a fire district. Out-of-state insurers are also subject to a premium tax and must pay the higher of the rates that would apply to North Carolina insurers doing business in the home state or North Carolina tax rates. The rate for the regulatory charge, which is set annually, is currently set at 6.5% of the gross premiums tax liability.

     Estate Tax. The estate tax is a transfer tax on the estates of resident decedents and nonresident decedents owning real or tangible personal property or intangible personal property with tax situs in North Carolina, and that are subject to the Federal estate tax. The tax is equal to the credit for state death taxes allowed on the Federal estate tax return. Provisions are included for prorating the Federal credit for state death taxes among North Carolina and other states in which property owned by the decedent was located.

     Tobacco Products Tax. A 30¢ tax is levied on each package of 20 cigarettes. Tobacco products other than cigarettes are subject to a tax of 3% of the wholesale price. The cigarette tax was increased to 35¢ on July 1, 2006.

     Other Taxes. Other taxes levied for support of the General Fund include a gift tax, freight car tax and various privilege taxes.

General Fund-Non-Tax Revenue.

     Institutional and Departmental Receipts. The State receives various items of institutional and departmental receipts, which are deposited with the State Treasurer. The most important of these are fees, tuition payments and Federal funds collected by State agencies.

     Disproportionate Share Receipts Account. In connection with the Medicaid program, the State receives disproportionate share payments from the Federal government for the State-owned hospitals that serve a disproportionate share of indigent patients. Each year, the General Assembly appropriates a specified amount of these payments as non-tax revenue. Any excess disproportionate share revenues received above those budgeted are reserved by the State for future appropriations and settlements.

     Other Non-Tax Revenue. The State receives other non-tax revenue that is deposited in the General Fund. The most important sources are interest earned by the State on investments of General Fund monies and revenues from the judicial branch. Various fees and other charges and receipts are also classified as "other non-tax revenue."

     The following table indicates the amount of tax revenue and non-tax revenue (excluding Federal and departmental receipts) reported in the General Fund in each of Fiscal Years 2000-01 through 2003-04:

Tax and Non-Tax Revenues
(Expressed in Millions)

		Percent Increase		Percent Increase
		(Decrease) from	Tax and Non-Tax	(Decrease) from
Fiscal Year	Tax Revenue	Previous Year	Revenue	Previous Year
2000-01	$13,303.8	3.9%	$13,691.6	3.6%
2001-02	12,954.2	(2.6)	13,319.4	(2.7)
2002-03	13,556.1	4.6	14,046.0	5.5
2003-04	13,880.5	2.4	14,337.9	2.4

2004-05	15,446.3	11.2	15,808.2	9.9

SOURCE:	Office of State Budget and Management

Highway Fund and Highway Trust Fund.

     The State has approximately a 78,844-mile highway system. The maintenance and upkeep of the highway system absorbs a major portion of the State Highway Fund.

     Legislation creating North Carolina Highway Trust Fund was passed by the General Assembly in 1989. The legislation provides that revenues of the Highway Trust Fund will be generated by a 3% highway use tax on the retail value of motor vehicles purchased or titled in the State, 25% of all motor fuel tax revenues, increases in fees charged for the issuance of certificates of title, other fee increases, and all interest and income earned by the Highway Trust Fund. From the proceeds of the highway use tax, $170 million was transferred to the General Fund in each fiscal year 1992 through 2001. The amount of the transfer was increased by the General Assembly to $251.7 million for Fiscal Year 2001-02 and to $377.4 million for Fiscal Year 2002-03, $252.4 million for Fiscal Year 2003-04 and $242.5 million for Fiscal Year 2004-05.

     Motor Fuels Tax. The tax on motor fuels in 17.5¢ per gallon plus the greater of 3½¢ per gallon or 7% of the average wholesale price determined semiannually by the State and stated as cents per gallon. The tax rate based on the average wholesale price was 9.1¢ per gallon through June 30, 2005, making the total combined rate 26.6¢ per gallon. Refunds or exemptions are granted to the Federal government, State and local governments and selected non-profit organizations. An amount equal to collections of 1.1¢ per gallon is transferred to funds created to pay the cost of certain environmental cleanup programs and 75% of the remaining net collections are deposited in the Highway Fund or highway purposes; the balance is deposited in the Highway Trust Fund for road construction.

     Highway Use Tax. For the use of the highways, a tax of 3% is levied on the retail value of motor vehicles when purchased or titled in the State. Collections, along with the 3% portion of the tax on gross receipts from motor vehicle rentals, are deposited in the Highway Trust Fund.

     Motor Vehicle License Tax. An annual license tax is levied at the rate of $20 per private passenger vehicle. The tax imposed on vehicles of common carriers of passengers and on property-hauling vehicles is based on weight. The tax on farm trucks is approximately one-half of the rate levied on private and contract haulers. Collections are deposited in the Highway Fund.

     Non-Tax Revenue. The State places non-tax revenue from various sources in the Highway Fund. The most important source is Federal aid. Other sources are interest on the investment of Highway Fund monies and a gasoline inspection fee of ¼¢ per gallon. In addition, the Highway Trust Fund receives non-tax revenues generated by increases in fees charged for the issuance of certificates of title and other fees increases and all interest and income earned by the Highway Trust Fund. Interest earned on investments in the Highway Fund and Highway Trust Fund for Fiscal Year 2003-04 was $14.4 million and $11.3 million, respectively. Total revenues for the Highway Fund and the Highway Trust Fund in Fiscal Year 2004-05 were $2.66 billion and $1.02 billion, respectively.

Balanced Budget

     The State Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period.

     The Executive Budget Act, adopted in 1925, sets out the procedure by which the State's budget is adopted and administered, which also mandates the adoption of a balanced budget. State statutes provide that the Governor, as ex officio Director of the Budget, "may reduce all of said appropriations, pro rata when necessary, to prevent an overdraft or deficit to the fiscal period for which such appropriations are made." The purpose and policy of such statute are to provide and insure that there shall be no overdraft or deficit in the General Fund of the State at the end of the fiscal period, growing out of appropriations for maintenance, and the Director of the Budget is directed and required to prevent any such overdraft or deficit. Prior to taking any action to reduce appropriations pro rata, the Governor may consult with the Advisory Budget Commission. The Governor may take less drastic action to reduce expenditures to maintain a balanced budget before the need for across-the-board appropriations reduction arises.

State Budget

     The total State budget is supported from four primary sources of funds: (1) General Fund tax and non-tax revenue; (2) Highway Fund and Highway Trust Fund tax and non-tax revenue; (3) Federal funds; and (4) other receipts, generally referred to as departmental receipts. Federal funds comprise approximately 28.5% of the total State budget. The largest share of Federal funds is designated to support programs of the Department of Health and Human Services ("DHHS"). The other major recipients of Federal funds are public schools, universities, community colleges and transportation, including highway construction and safety.

     Departmental receipts consist of revenues that are received directly by the department and are not tax or non-tax revenue as designated by the General Assembly. Departmental receipts consist of tuition at the universities and community colleges, patient receipts at the hospitals and institutions, sales of goods and services, grants, and various other receipts. These receipts represent approximately 8.7% of the total State budget. All funds presented to and reviewed by the General Assembly and as to which it takes dispositive action are considered "appropriated" or authorized by it.

General Fund

     2004-2005 Biennial General Fund Budget. The General Fund budget for Fiscal Year 2004-05 (the "2004-05 Budget") was signed into law on July 24, 2004. The final 2004-05 Budget was approximately $15.92 billion. Overall General Fund operating and capital appropriations were 7.1% higher in Fiscal Year 2004-05 than in Fiscal Year 2003-04. The 2004-05 Budget continued the State sales and use tax rate at 4.5% and the 8.25% income tax bracket for Fiscal Year 2004-05, diverted a portion of the national tobacco settlement payments to the General Fund, and used certain funds left over at the end of the previous fiscal year.

     The majority of funding increases were in the education and human service areas. The 2004-05 Budget provided full funding for enrollment increases in the public schools ($19.4 million), UNC system ($64.7 million), private colleges and universities ($2.6 million), and the community college system ($23.4 million). In addition, funds were included to hire 1,103 additional teachers to reduce class size in the third grade ($50.5 million) and to support an additional 2,000 slots to prepare at-risk preschool children for elementary school ($9.1 million). The 2004-05 Budget provided for ABC teacher bonuses earned in the 2003-04 school year ($108 million). The 2004-05 Budget also provided over $260.8 million to support salary increases for State employees, including employees of the UNC system and other public schools. Finally, the 2004-05 Budget provided additional funding for Health Choice ($6 million), which will allow all eligible children to receive health care insurance. Expansion funds were also provided for the Mental Health Trust Fund ($10 million).

     The General Assembly directed the transfer on June 30, 2004 of $76.8 million from the unrestricted credit balance in Fiscal Year 2003-04 to the Repairs and Renovations Reserve Account, to be applied to the repair and renovation of State and University facilities. The 2004-05 Budget also provided $26.5 million in direct appropriations to match Federal and local funds for water resources development projects and authorization was obtained to enter into financing agreements or special indebtedness for several other projects. The General Assembly also directed the transfer on June 30, 2004 of $116.7 million from the unrestricted credit balance in Fiscal Year 2003-04 to replenish the Savings Reserve Account (Rainy Day Fund). As of June 30, 2004, the balance in the Rainy Day Fund was $267.1 million.

     Federal Relief Package. In May 2003, the Jobs and Growth Tax Relief Reconciliation Act of 2003 was signed by President Bush, which contains a total of $20 billion in state fiscal relief to be divided equally between a flexible grant and an enhancement to the federal medical assistance percentage for Medicaid for five calendar quarters. On June 6, 2003, North Carolina received $136.9 million. This amount represents the first of two equal flexible grant payments available to be expended for (1) essential government services or (2) financing unfunded federal mandates. The second flexible grant was received October 1, 2003.

     Hurricane Relief. On February 24, 2005, the State legislature enacted hurricane relief legislation to assist areas of the State that were affected by hurricanes that occurred in late summer and fall of 2004. The legislation established the Disaster Relief Reserve and directed that $153.5 million be transferred from the Rainy Day Fund, thus reducing the expected Fiscal Year 2004-05 end balance to be $113.5 million.

     The State ended Fiscal Year 2004-05 with an over-collection of revenues of $681.3 million. The major tax categories that exceeded the budgeted forecast were individual income (3.74%), corporate income (35.41%) and sales and use taxes (2.72%) . Combined with unexpended appropriations or reversions of $120 million, Fiscal Year 2004-05 closed with a $478.5 million unreserved fund balance after transferring the legislatively mandated $199.1 million to the reserve fund and $125 million to the Repair and Renovation Reserve.

     2005-07 Biennial General Fund Budget. On February 23, 2005, the Governor presented his budget proposal to the State legislature. The Governor's proposed budget provides for budgeted revenues to continue the current operations of the State, to fund expansion of new or existing State programs, to fund capital improvement items and to set aside funds for the Rainy Day Fund. The total recommended General Fund budget for Fiscal Year 2005-06 was approximately $17 billion, and included $690.8 million of expansion increases and $488.5 million of adjustments made in the continuation budget relating to education, human services and employee benefit programs.

     To meet the requirements of the General Fund for Fiscal Year 2005-06, additional funds are needed to meet the approximately $1.16 billion budget gap between the base revenue forecast and the Governor's proposed budget. The Governor's proposed budget includes the following items to enhance the availability of funds for General Fund expenditures: (i) continuation of the existing estate tax structure ($30.6 million); (ii) continuation of the current sales tax rate of 4.5% ($413.5 million); (iii) adjustment of the top personal income tax rate to 8% as of July 1, 2005 ($20.1 million); (iv) simplification and modification of the sales tax in order to equalize rates on consumption ($105.7 million); (v) imposition of a 45¢ per pack increase in the cigarette tax to be phased in over two years ($171.4 million); (vi) transfer of $37 million from tobacco settlement funds; and (vii) various other one-time revenue transfers ($222 million).

     The final adjusted Fiscal Year 2006-07 budget totals $18.85 billion, a $1.45 billion increase over the final budget for Fiscal Year 2005-06. These adjustments are possible due to responsible State spending over the last five fiscal years, strong economic growth and conservative budget practices. The State reported a revenue surplus of over $680 million at the end of Fiscal Year 2004-05 and it was anticipated that there will be a surplus of almost $1.1 billion at the end of Fiscal Year 2005-06.

State Indebtedness

     The State Constitution provides in substance that the State shall not contract a debt, other than refunding debt, by borrowing money in any biennium and pledge its faith and credit to the payment thereof for an amount in excess of two-thirds of the amount by which the outstanding debt of the State was reduced in the preceding biennium unless the proposed debt is submitted to and approved by the voters at an election.

     The State is authorized by its Constitution to borrow in anticipation of the collection of taxes due and payable within the current fiscal year to an amount not exceeding 50% of such taxes. The State borrowed $90 million through October 2005 on a total authorization of $125 million. The principal on those notes was repaid in full by February 8, 2006 and the interest was due and payable on June 30, 2006.

     There are no bonds of the State outstanding which contemplate the appropriation by the General Assembly of such amount as may be necessary to make up any deficiency in a debt service reserve therefore. Furthermore, no legislation has been enacted by the State that would authorize the issuance of any such bonds.

     On April 12, 2001, the State issued $9,905,000 Butner Water and Sewer System Revenue Bonds, Series 2001, of which $8.8 million is currently outstanding (the "Bonds") for the purpose of financing the construction and equipping of improvements to the water and sanitary sewer facilities owned and operated by the State and serving the Community of Butner and the Camp Butner Federal reservation, an unincorporated geographic area administered by the State through the Secretary of the DHHS. The Bonds are special obligations of the State and are secured solely by a pledge of the net receipts of the water and sewer system.

     Simultaneously with the issuance of the Bonds, the State entered into an interest rate swap agreement with Bank of America, N.A. ("Bank of America"), which expires on September 1, 2025 (being the final maturity date of the Bonds). Under this agreement, the State is obligated to pay Bank of America an annual fixed rate of 4.21%, based upon the outstanding principal amount of the Bonds, and Bank of America is obligated to pay the State 65% of the London Interbank Offered Rate ("LIBOR"), with respect to such outstanding principal amount. The State's obligations under such agreement are payable from the net revenues of the Butner Water and Sewer System.

     The State currently has approximately $873 million and $722.6 million of authorized but unissued non-refunding general obligation bonds and authorized but unissued special indebtedness, respectively. The State anticipates that all or a large portion of these bonds and special indebtedness will be issued from time to time over the next several years. The timing and size of additional future issues will depend upon a number of factors, including the cash flow requirements of the State with respect to the financed projects, the State's financial condition at the time of the proposed issuance and capital market conditions.

     Ratings. The State's general obligation bonds are rated "AAA" by Fitch Ratings, "Aa1" with a positive outlook by Moody's Investors Service and "AAA" with a stable outlook by Standard & Poor's Ratings Services.

Litigation

     The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure but which, in the opinion of the Department of State Treasurer, would not materially adversely affect the State's ability to meet its financial obligations.

     Hoke County, et al. v. State of North Carolina (formerly, Leandro, et al. v. State of North Carolina and State Board of Education). On May 25, 1994, plaintiffs filed suit in Superior Court requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State Constitution by failing to provide adequate or substantially equal educational opportunities and denying due process of law and violates various statutes relating to public education.

     The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. On appeal, the North Carolina Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties, but remanded the case for trial on the claim for relief based on the Court's conclusion that the North Carolina Constitution guarantees every child the opportunity to obtain a sound basic education. On October 26, 2000 the trial court, as part of a three part ruling, concluded that at-risk children in North Carolina are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education and the "sound basic education" mandated by the Supreme Court. On March 26, 2001, the Court issued Section Three of the three-part ruling, in which the judge ordered all parties to investigate certain school systems to determine why they are succeeding without additional funding. The State filed a Notice of Appeal to the Court of Appeals, which resulted in the Court's decision to re-open the trial and call additional witnesses. That proceeding took place in the fall of 2001. On April 4, 2002, the trial court entered Section Four of its judgment and directed the State to take such action as necessary to remedy the constitutional deficiency for those children who are not being provided with access to a sound basic education and to report to the Court at 90-day intervals remedial actions being implemented. On July 30, 2004, the State Supreme Court affirmed the majority of the trial court's orders, thereby directing the State to take corrective action necessary to ensure that every child has the opportunity to obtain a sound basic education. The State is undertaking measures to comply with the trial court's directives. The total cost to the State could be in excess of $100 million.

     N.C. School Boards Association, et al. v. Richard H. Moore, State Treasurer, et al. On December 14, 1998, plaintiffs, including the county school boards of six counties, filed suit requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the State Constitution must be paid to the schools. The court granted summary judgment to the plaintiffs on December 14, 2001. In the order, the court concluded that the funds in dispute are civil fines or penalties required by the State Constitution to be remitted to the public schools in the county where the violation occurred. The court further determined a three-year statute of limitations applies, making the order retroactive to December 1995. In February 2003, the appellate court issued a favorable decision for the State. Cross appeals were filed with the State Supreme Court. In July 2005, the State Supreme Court reversed the appellate court's decision in part and hearings are pending to determine monetary damages, which the State estimates could total as much as $770 million.

     Southeast Compact Commission. North Carolina and seven other southeastern states created the Southeast Interstate Low-level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997, the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact subsequently asked the United States Supreme Court to accept its complaint against North Carolina demanding the repayment, with interest, of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest and attorney fees. The Supreme Court denied this motion in August 2001. On August 5, 2002, the Compact, with the addition of four member states as plaintiffs, filed a new motion requesting the United States Supreme Court to accept the claim under its original jurisdiction. The Supreme Court has requested the Solicitor General to comment on this motion. The State replied, requesting that the motion be denied. On June 16, 2003, the U.S. Supreme Court accepted the original jurisdiction of the case and denied the State's motion to dismiss on November 17, 2003. The Supreme Court appointed a special master to determine when additional pleadings could be filed. The special master heard oral arguments on dispositive motions filed by both sides in September 2004, and the issuance of his recommendation is pending.

     Philip Morris USA Inc. v. Tolson. On June 12, 2000, Philip Morris filed a complaint seeking a refund of approximately $30 million in corporate income taxes paid for 1989 through 1991. In the 1970s, Philip Morris had obtained a administrative order permitting it to apportion its income under a modified formula, which included a more favorable property factor. In 1989, the law changed to double weight the sales factor, which Philip Morris then incorporated into its formula. This calculation was not provided for under the order. The trial court ruled that Philip Morris could not use the double weighted sales factor unless the statutory formula (without the modified property factor) produced a more favorable result. Philip Morris has appealed.

     State Employees Association of North Carolina ("SEANC") v. State; Stone v. State. On May 22, 2001, SEANC filed an action in North Carolina Superior Court demanding repayment of approximately $129 million in employer retirement contributions to the State Retirement System. The Governor withheld, and subsequently used, the withheld funds under his constitutional authority to balance the state budget. The trial court dismissed the action on May 23, 2001, and the Court of Appeals affirmed that dismissal on December 3, 2002. SEANC has filed a notice of appeal in the North Carolina Superior Court. On June 13, 2003, the Supreme Court reversed the Court of Appeals on issues related to class standing and remanded with instructions to consider procedural issues, raised but not addressed by the Court of Appeals.

     In June 2002, the Stone case was filed in North Carolina Superior Court on behalf of individual state employees and retirees seeking repayment of the withheld employer contribution and a prohibition against future diversions. A class comprised of all members of the State's retirement system has been certified and the notification process is underway and proceeding towards trial.

     Goldston v. State of North Carolina. On November, 14, 2002, a lawsuit was filed in North Carolina Superior Court demanding that $80 million transferred by the Governor from the Highway Trust Fund to the General Fund for purposes of balancing the State budget be returned to the Highway Trust Fund. The suit further alleges that actions of the General Assembly regarding the transfer of funds from the Highway Trust Fund to the General Fund constitute a borrowing by the State of Highway Trust Fund cash surplus and are unlawful and unconstitutional. The lawsuit requests a declaration that taxes collected for purposes of Highway Trust Fund expenditures cannot be used for other purposes. Summary judgment was granted in favor of the State and the plaintiff has appealed. Briefs were filed by both parties in February and March 2005. In September 2005, the appellate court upheld the trial court's order and the plaintiff filed a petition for discretionary review with the State Supreme Court, which agreed to review the order.

     Diana Coley, et al. v. State of North Carolina, et al. On April 25, 2003, plaintiffs filed suit in the Superior Court of Wake County against the State of North Carolina and the Secretary of Revenue challenging the constitutionality of applying the 2001 increase in the highest rate of North Carolina's state income tax to the 2001 tax year. An extension of time for answering or otherwise responding has been obtained. Plaintiffs seek refunds, for themselves and a proposed class of similarly situated taxpayers, of all taxes paid for the year 2001 in excess of the prior 7.75% maximum rate, on the theory that a midyear tax increase violates the State and federal constitutions. Plaintiffs claim the total amount of taxes involved exceeds $76 million, plus interest. On June 30, 2004, the trial court granted summary judgment in favor of the State on all issues. Plaintiffs appealed and the appellate court subsequently sustained the constitutionality of the tax. The plaintiffs appealed to the State Supreme Court, which heard arguments in March 2006.

     Lessie J. Dunn, et al. v. The State of North Carolina, et al. On February 9, 2004, plaintiffs filed suit in Forsyth County Superior Court alleging that the State's imposition and collection of State income tax on interest received by certain taxpayers on municipal bonds issued by non-North Carolina state and local governments constitutes a violation of the Commerce Clause of the United States Constitution. The

trial court certified the class, the scope of which was appealed by the State to the appellate court. Arguments were heard in April 2006.

     DirectTV, Inc. and EchoStar Satellite Corporation v. The State of North Carolina, et al. In September 2003, the plaintiffs filed a complaint for a $32 million refund of State sales tax. The State legislature recently enacted a provision to impose the State sales tax on satellite TV providers. Plaintiffs claim that this tax, which is not imposed on cable TV providers, is unconstitutional. The parties' cross motions for summary judgment were argued in May 2005, and the trial court subsequently entered a summary judgment order in favor of the State. The plaintiffs appealed to the appellate court and oral arguments were heard on May 9, 2006.

Ohio Series

General Information

     Economic activity in Ohio, as in other industrially-developed states, tends to be slightly more cyclical than in some other states and in the nation as a whole. The general revenue fund (the "GRF") biennial fund balance is reduced during less favorable national economic periods and then increases during more favorable economic periods. The State has and may continue to take certain actions during less favorable economic periods (such as currently) to ensure resource/expenditure balances, particularly in the GRF. None of those actions were or are currently being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

     Although manufacturing (including auto-related manufacturing) in Ohio remains an important part of the State's economy, the greatest growth in Ohio's economy in recent years has been in the non-manufacturing sectors. In 2003, Ohio's economic output as measured by gross state product ("GSP") totaled $399 billion, ranking it seventh among all states, accounting for 3.7% of the nation's GSP. The State ranks third within the manufacturing sector as a whole ($80 billion) and fourth in durable goods ($53 billion). As a percent of Ohio's 2003 GSP, manufacturing was responsible for 20%, with 27.1% attributable to the goods-producing sectors and 31.7% to business service sectors, including finance, insurance and real estate. Ohio is the sixth largest exporting state with 2003 merchandise exports totaling $29.7 billion. The State's leading export products are machinery (including electrical machinery) and motor vehicles, which together accounted for nearly 57% of that total.

     Payroll employment in Ohio, in a diversifying employment base, showed a steady upward trend until 1979, and then decreased until 1982. It increased through 1991, decreased slightly in both early 1992 and late 1993, then increased steadily through 2000 before decreasing again in 2001 through 2003 and increased again in 2004 and 2005. Growth in recent years has been concentrated among non-manufacturing industries, with manufacturing employment tapering off since its 1969 peak. The "non-manufacturing" sector employs approximately 85% of all nonfarm payroll workers in Ohio. The State's unemployment rate was 5.9% in 2005, which is above the U.S. average of 5.1% . The State's unemployment rate has been approximately 5.3%, which is above the U.S. average of 4.7% . The State's 2000 decennial census population of 11.4 million indicated a 4.7% population growth over 1990, and ranked the State seventh among the states in overall population.

     Since 1960, the ratio of Ohio to U.S. aggregate personal income has declined, with Ohio's ranking among the states moving from fifth in 1960 and 1970 to seventh in 1990, moving between seventh and eighth in 1994 though 2004 and moving back to eighth in 2005. This movement reflects "catching up" by several other states and a trend in Ohio toward more service sector employment. In 2005, total personal income of Ohio residents was estimated to amount to $372.3 billion. Ohio ranked eighth among all the states, constituting 3.6% of the entire personal income earned in the U.S. for that year.

     With 14.5 million acres (of a total land area of 26.4 million acres) in farmland and an estimated 77,200 individual farms, agriculture combined with related agricultural sectors is an important segment of Ohio's economy. Ohio's 2004 crop production value of $3.5 billion represented 2.8% of the U.S. total value. Ohio ranks in the top five states in the production of chicken and layer inventory, eggs, swiss and cottage cheese, milk sherbet, fresh sweet corn and tomatoes. In 2004, Ohio's agricultural sector output totaled $6.8 billion with agricultural exports estimated at a value of $1.6 billion. The availability of natural resources, such as water and energy, is of vital nationwide concern. Ohio has large quantities of these important natural resources. With Lake Erie and the Ohio River on its borders, and many lakes and streams throughout the State, water is readily available for all uses. Additionally, Ohio has sizable coal resources, ranking seventh among the states in coal reserves and thirteenth in coal production.

Fiscal Matters

     Consistent with the provision in the State Constitution that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. Under current law that biennium, for operating purposes, runs from July 1 in an odd-numbered year to June 30 in the next odd-numbered year. Within a fiscal biennium, the State operates on the basis of a July 1 to June 30 fiscal year.

     The State Constitution requires the General Assembly to provide for raising revenue, sufficient to defray annual State expanses, and also a sufficient amount to fund payment of State indebtedness and debt service. The State is effectively precluded by law from ending a fiscal year or a biennium in a "deficit" position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the State Constitution to $750,000.

     Most State operations are financed through the GRF. Personal income and sales-use taxes are the major GRF sources. Fiscal Year 2006 ended with a GRF fund balance of $1.03 billion. The State also maintains a "rainy day" fund, the Budget Stabilization Fund ("BSF"), which under current law and until used is intended to carry a balance of approximately 5% of GRF revenues for the preceding fiscal year. The current BSF balance is $1.01 billion which reflects a transfer of $3.9 million from the year-end Fiscal Year 2006 GRF fund balance.

     If the Governor ascertains that available revenue receipts and balances for the GRF or other funds for the current fiscal year will in all probability be less than the appropriations for that fiscal year, he shall issue such orders to State agencies as will prevent their expenditures and incurred revenues from exceeding revenue receipts and balances. The Governor implemented this directive intermittently in prior years and several times in Fiscal Years 2002-2005.

     Initiative petitions have been submitted to the Ohio Secretary of State to place a tax and expenditure limitation ("TEL") amendment to the Ohio Constitution on the November 2006 general election ballot. In a response to this initiative, on May 23, 2006, the General Assembly enacted, and the Governor subsequently signed into law, legislation imposing restrictions on GRF expenditures that were similar to the limits of the TEL, but the enacted legislation does not restrict local government expenditures. The General Assembly also enacted, and the Governor has approved, legislation taking effect on August 22, 2006, permitting the designated committee representing petitioners in any initiative effort to withdraw those petitions. In a letter to the Secretary of State dated May 22, 2006, the committee representing TEL petitioners requested that the TEL amendment not be placed on the ballot. While all of the financial implications for the State and local subdivisions are not presently determinable, neither the TEL amendment, if approved by voters, or the State GRF expenditure limitation would have a material adverse effect on payment of debt charges on the State's general obligation bonds.

     The State has enacted legislation allocating its anticipated share of the proceeds of the national tobacco settlement. A comprehensive allocation has been made through Fiscal Year 2012 and a partial allocation has been made thereafter through Fiscal Year 2025. Those allocations are subject to the General Assembly making biennial appropriations to fund them, and those allocations themselves are subject to adjustment by the General Assembly. As currently allocated, and except for Fiscal Years 2002-04, none of the monies are to be applied to existing operating programs of the State. As noted above, a portion of settlement monies is to be used to assist in addressing the State's recent and current GRF revenue shortfall situation. Under current allocations, the main portion of the monies in future bienniums is to go to assist in the financing of elementary and secondary school capital facilities. Other amounts are targeted for new programs for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.

     2000-01 Biennium. The State's financial situation varied substantially in the 2000-01 biennium. The State ended the first fiscal year of the biennium with a GRF cash balance of approximately $1.5 billion and a fund balance of approximately $855.9 million. A transfer of $49.2 million from the balance increased the BSF to approximately $1 billion (or 5% of GRF revenue for the preceding fiscal year). An additional $610.4 million was transferred to the State Income Tax Reduction Fund ("ITRF").

     In the middle of 2001, the State enacted supplemental appropriations of $645.3 million to address shortfalls in its Medicaid and disability assistance programs. The State's share of this additional funding was $247.6 million, with $125 million coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF monies. The reductions were implemented by the Office of Budget and Management ("OBM") prior to March 1, 2001 by a 1-2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and lease rental payments relating to State obligations, were elementary and secondary education.

     In March 2001, new preliminary lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by $288 million. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at the end of the fiscal biennium were further reductions in expenditures and appropriations spending (with the same exceptions mentioned above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188.2 million. The State ended Fiscal Year 2001 with a GRF fund balance of $219.4 million, making that transfer unnecessary.

     2002-03 Biennium. Ongoing and rigorous consideration was given by the State to revenue and expenditures throughout Fiscal Years 2002-03, primarily as a result of continuing economic conditions. Ongoing budgetary pressures have been and are primarily due to continuing lower than previously anticipated levels of receipts from certain major revenues sources. Consideration came in four general time frames – the June 2001 biennial appropriation act, then late fall and early winter 2001, late spring and summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement monies previously earmarked for other purposes.

     The biennial GRF appropriations act, passed in June 2001, provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. Some of the major program funding increases over the original appropriations for the preceding 2000-01 biennium were: Medicaid, 29%; primary and secondary education, 17%; adult and juvenile corrections, 6.2%; mental health and mental retardation, 2.8%; and higher education, 2.4% .

     That original appropriations act provided for the following uses of certain reserves, aimed at achieving fiscal year and biennium ending positive GRF fund balances, based on then current estimates and projections: (1) transfer of up to $150 million from the BSF to the GRF for increased Medicaid costs; (2) an additional $10 million transfer from the BSF to an emergency purposes fund; and (3) transfer to the GRF in Fiscal Year 2002 of the entire $100 million balance in the Family Services Stabilization Fund.

     The Ohio economy continued to be negatively affected by the national economic downturn and national and international events. In October 2001, OBM lowered its GRF revenue estimates, and projected a GRF budget shortfall for Fiscal Year 2002 of $709 million and of $763 million for Fiscal Year 2003.

     As a first step to achieving a positive GRF ending fund balance for the current fiscal year based on the OBM estimates, the Governor ordered reduced appropriations spending by most State agencies at an annual rate of 6%. In addition, legislation was enacted in December 2001 making budget adjustments, reducing appropriation spending authorizations, making tax-related changes and authorizing the State's participation in a multi-state lottery game.

     Continuing economic conditions, among other factors, caused OBM to project a GRF budget shortfall higher than the previously revised projections. Among areas of continuing concern were lower than anticipated levels of receipts from personal income and corporate franchise taxes. These updated GRF shortfall estimates were approximately $763 million in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken for Fiscal Year 2002 to ensure a positive year-ending GRF fund balance. In addition to further administrative and management steps, such as additional restraints on spending, such actions included legislation that provided for: (1) authorization of additional transfers to the GRF from the BSF of its entire previously unappropriated balance ($607 million) as needed in Fiscal Years 2002 and 2003, and of $50.8 million of unclaimed funds to the GRF; (2) $50 million reduction in the Fiscal Year 2002 ending GRF balance (to $100 million from its previously budgeted level of $150 million); (3) increased cigarette tax by 31 cents per pack (to a total 55 cents a pack), estimated by OBM to produce approximately $283 million in Fiscal Year 2003; (4) transfers to the GRF of $345 million from tobacco settlement money received in Fiscal Years 2002 and 2003 (that amount had previously been earmarked and appropriated for elementary and secondary school facilities construction; monies for that purpose will instead be provided by way of $345 million in additionally authorized general obligations bonds); and (5) extension of the State income tax to Ohio-based trusts (a "sunset" provision ended this tax December 31, 2004), and exemption of certain Ohio business taxes from recent Federal tax law "economic stimulus changes" by modifying existing State law tie-ins to the Federal tax base (the combination was and is estimated by OBM to produce approximately $283 million in Fiscal Year 2003).

     Several categories of Fiscal Year 2002 GRF tax receipts were below those in the prior fiscal year. Overall, total GRF tax receipts were 1.1% below those in Fiscal Year 2001. Fiscal Year 2002 nevertheless did end with positive GRF balances of $108.3 million (fund) and $619.2 million (cash). This was accomplished by the remedial steps described above, including significant transfers from the BSF ($534.3 million) and from tobacco settlement monies ($289.6 million). The Fiscal Year 2002 ending BSF balance was $427.9 million, with the entire balance already committed and appropriated to GRF use if needed in Fiscal Year 2003.

     On July 1, 2002, the Governor issued an executive order directing a total of approximately $375 million in GRF spending cutbacks for Fiscal Year 2003 (based on prior appropriations) by State agencies and departments. This cutback order reflected and was consistent with prior budget balancing discussions between the Governor and the General Assembly. Annual cutbacks ranged generally from 7.5% to 15%, with allocation of amounts and manners determined by OBM in consultation with the affected agencies and departments. Excluded from those cutbacks were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded are appropriations for debt service including lease rental contracts and all State office building rent, and ad volrem property tax relief payments (made to local taxing entities).

     Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending of $40 million, OBM, in January 2003, announced an additional GRF shortfall of $720 million for Fiscal Year 2003. The Governor ordered immediate additional reductions in appropriations spending expected to aggregate $121.6 million of GRF savings through the end of Fiscal Year 2003 (expressly excepted were appropriations for or relating to debt service on State obligations). The Governor also proposed for the General Assembly's prompt consideration the following additional revenue enhancements, transfers and expenditure reduction for Fiscal Year 2003 requiring legislative authorization to achieve the indicated financial effects as estimated by OBM: (1) a 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30 million savings; (2) transfers to the GRF from unclaimed funds ($35 million) and various rotary funds ($21.4 million); (3) a one-month acceleration in sales tax collections by vendors filing electronically, to produce $286 million; (4) an additional increase in the cigarette tax of 45 cents per pack (to a total of $1.00 a pack), to produce approximately $140 million; and (5) a doubling of the current taxes on spirituous liquor and beer and wine to net an additional $18.7 million.

     The Governor proposed enactment of these legislative authorizations by March 1, 2003, in order to produce the indicated financial effects by the June 30 end of the fiscal year and biennium. The General Assembly gave its final approval on February 25 to legislation authorizing the first three elements of the Governor's proposal, but that legislation did not include the proposed additional taxes on cigarettes and spirituous liquor, beer and wine.

     OBM projected at the time that the Governor's proposal to the General Assembly and the additional expenditure reductions ordered by the Governor in January, coupled with the previously authorized transfer to the GRF of the uncommitted balance in the BSF ($65.3 million), would result in a positive GRF fund balance at June 30, 2003. To offset the General Assembly's enactment of legislation that did not include the proposed additional taxes on cigarettes and liquor, beer and wine, on March 25 the Governor ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of Fiscal Year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess of food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

     Based on the continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimated to the General Assembly on June 11, 2003. Those estimates revised Fiscal Year 2003 revenues downward by an additional $200 million over previous estimates, based primarily on updated income and sales tax receipts through May 31, 2003. This additional Fiscal Year 2003 revenue shortfall was addressed through additional expenditure controls and by drawing upon $193 million of Federal block grant aid made available to the State prior to June 30 under a Federal law effective on May 28, 2003.

     The State ended the 2002-03 biennium with GRF fund and cash balances of $52.34 million and $396.54 million, respectively, and a balance in the BSF of $180.71 million.

     2004-05 Biennium. The GRF appropriations bill for the 2004-05 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor in June 2003. The budget provided for total GRF biennial revenues of approximately $48.95 billion and total GRF biennial expenditures of approximately $48.79 billion. The biennial budget included all necessary debt service and lease-rental payments related to State obligations.

     The GRF expenditure authorizations for the 2004-05 biennium reflected and were supported by revenue enhancement actions contained in the budget including: (i) a 1¢ increase in the State sales tax (to 6%) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each fiscal year; (ii) expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69 million annually (inclusion of satellite television in the sales tax base, projected to produce approximately $21 million annually, is subject to a legal challenge); (iii) moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29 million annually; (iv) elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64 million annually; and (v) adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35 million annually. On June 30, 2004, OBM transferred $234.7 million in tobacco settlement proceeds into the GRF. The budget also authorized the draw down during the biennium of Federal block grant and Medicaid assistance aid made available to the State under a Federal law effective May 28, 2003. OBM drew down $211.6 million and $316.8 million of those Federal funds in Fiscal Years 2004 and 2005, respectively.

     Based on regular monthly monitoring of revenues and expenditures, on March 8, 2004, OBM announced revised GRF revenues projections for the 2004-05 biennium based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF projections by $247.1 million (1.02%) for Fiscal Year 2004 and by $372.7 million (1.48%) in Fiscal Year 2005, the Governor ordered Fiscal Year 2004 expenditure reductions of approximately $100 million and approximately $170 million for Fiscal Year 2005.

     The State ended Fiscal Year 2004 with a GRF fund balance of approximately $157.5 million. Improving economic conditions had a positive effect on revenue in Fiscal Year 2005. In June 2005, OBM increased its revenue estimates by $470.7 million, and final Fiscal Year 2005 GRF revenue was $67.4 million above that estimate. With Fiscal Year 2005 spending closer to original estimates, the State allocated $60 million to the Temporary Assistance for Needy Families program, $40 million to a new disaster relief fund, $50 million to fund school construction and $394.2 million to the BSF. The State ended Fiscal Year 2005, and the biennium, with a GRF fund balance of $127.8 million and a BSF balance of $574.2 million.

     Current Biennium. Consistent with State law, the Governor's proposed budget for the 2006-07 biennium was released in February 2005 and introduced to the General Assembly. On June 30, 2005, the GRF appropriations bill for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor. The budget provides for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5% increase over 2004-05 biennial expenditures). Spending increases for major program categories over the 2004-05 biennium are: 5.8% for Medicaid, 3.4% for higher education, 4.2% for elementary and secondary education, 5.5% for corrections and youth services and 4.8% for mental health and mental retardation.

     The GRF expenditure authorizations for the 2006-07 biennium reflect, and are supported by, a significant restructuring of major State taxes including (i) a 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years; (ii) elimination of the State corporate franchise tax (except for financial institutions and certain of their affiliates) at a rate of approximately 20% per year over the 2006 through 2010 tax years; (iii) implementation of a new commercial activities tax ("CAT") on gross receipts from doing business in the State that will be phased in over the 2006 through 2010 tax years; (iv) a 5.5% State sales and use tax (decreased from 6% during the 2004-05 biennium); and (v) an increase in the cigarette tax from $0.55 per pack to $1.25 per pack.

     The State ended Fiscal Year 2006 with a GRF cash balance of $1.53 billion and a GRF fund balance of $1.03 billion. Of that ending GRF fund balance, the State carried forward $6.32 million to cover the expected and planned for variance of Fiscal Year 2007 GRF appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain 0.5% of Fiscal Year 2007 GRF revenue as an ending fund balance. The remaining $3.94 million was deposited into the BSF increasing its balance to $1.01 billion.

     Cash Flow. Because GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies often occur in some months, particularly the middle months, of a fiscal year. Statutory provisions provide for effective management by permitting the adjustment of payment schedules (as was done during some prior fiscal years) and the use of the Total Operating Fund ("TOF"). The State has not done and does not do external revenue anticipation borrowing.

     The TOF includes the total consolidated total cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). The TOF cash balances are consolidated only for the purpose of meeting cash flow requirements and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then-preceding fiscal year.

     The State has planned for and has encountered some monthly GRF cash flow deficiencies in all recent fiscal years. For example, GRF cash flow deficiencies have ranged from occurring in 11 months in Fiscal Years 2003 and 2004 to four months in Fiscal Years 1995, 1997 and 2000. In recent fiscal years, the highest end-of-month GRF cash flow deficiencies were approximately $1.6 billion in Fiscal Year 2003, approximately $1.4 billion in Fiscal Year 2004 and approximately $1.7 billion in Fiscal Year 2005. GRF cash flow deficiencies have been and are expected by OBM to remain within the projected TOF limitations.

State Indebtedness

     The Constitution prohibits the incurrence or assumption of debt by the State without a popular vote except to cover causal deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000 and to repel invasion, suppress insurrection or defend the State in war. Since 1921, Ohio voters have authorized the incurrence of State general obligation debt to which taxes or excises were pledged for payment, all of which related to capital facilities financing except for three funding veterans' bonuses and one for coal technology research and development. The only such tax-supported debt currently authorized to be incurred is for highway, local infrastructure, coal development, natural resources, higher education, common schools conservation, research and development purposes, and site development. Although supported by the general obligation pledge, highway debt is backed by a pledge of and has always been paid from the State's motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway-related purposes.

     A 1999 Constitutional amendment provides a new annual debt service "cap" to future issues of State general obligation bonds and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, those new bonds may not be issued if future fiscal year debt service on those new and the then outstanding bonds would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the fiscal year of issuance. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future Constitutional amendments. Those direct obligations of the State include, for example, special obligation bonds issued by the Ohio Building Authority (the "OBA") and the State Treasurer, and previously by the Ohio Public Facilities Commission (the "OPFC"), that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications.

     Revenue Bonds. The State and its agencies have issued revenue bonds that are payable from revenues of or relating to revenue-producing facilities or categories of facilities, such as those issued by the Ohio Turnpike Commission. Under interpretations by Ohio courts, those revenue bonds are not "debt" within the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax monies may not be obligated or pledged.

     In addition, the State Constitution authorizes the issuance, for certain purposes, of State obligations the owners or holders of which are not given the right to have excises or taxes levied by the General Assembly to pay principal and interest. Those special obligations include those that have been issued by the OBA and certain obligations issued by the Treasurer of State. OBA issues obligations for facilities to house branches and agencies of State government and their functions, including: State office buildings and facilities for the Department of Administrative Services and others; the Department of Transportation ("ODOT") and the Department of Public Safety; juvenile detention facilities for the Department of Youth Services and other governmental entities; Department of Rehabilitation and Correction prisons and correctional facilities including certain local and community-based facilities; office facilities for the Bureau of Workers' Compensation and Department of Natural Resources; Ohio Arts and Sports Facilities facilities; and school district computer technology and security facilities. The Treasurer (replacing OPFC for the purpose) issues obligations for mental health and parks and recreation purposes, and has issued obligations for certain elementary and secondary school facilities under lease.

     Certificates of Participation. State agencies also have participated in office and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State enters into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of participation have been issued that represent fractionalized interests in or are payable from the State's anticipated payments. The number and amount of such certificates issued in connection with those agreements have varied and will continue to vary. The maximum annual payment under those agreements, made primarily from GRF appropriations, is approximately $11.72 million in Fiscal Year 2017.

     Federal Grant Anticipation Revenue Vehicle Bonds. In addition to its issuance of highway bonds, the State has also financed selected highway infrastructure projects by entering into financing arrangements that call for State payments to be made from Federal transportation funds allocated to the State. Payments by the State under all such agreements are subject to biennial appropriations by the General Assembly. Annual State payments under those arrangements reached a maximum of approximately $74.7 million in Fiscal Year 2007. In the event of any insufficiency in those anticipated Federal allocations, the ODOT director is obligated to request a discretionary General Assembly appropriation from other sources.

     Economic Development and Revitalization. A statewide economic development program assists in the financing of facilities for industry, commerce, research and distribution by providing loans and loan guarantees. The program authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations, with a general maximum of $500 million authorized to be outstanding at any one time (excluding bonds issued to meet guarantees). The aggregate amount from the liquor profits to be used in any fiscal year in connection with these bonds (except for bonds issued to meet guarantees) may not exceed $45 million. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800 million. Pursuant to an amendment to the State's Constitution in 2000, the State has issued $100 million of bonds for revitalization purposes that are also payable from State liquor profits. The highest future fiscal year debt service on all state bonds payable from State liquor profits is $39.57 million in Fiscal Year 2008.

     Variable Rate Debt and Interest Rate Swaps. The State currently has approximately $742.3 million in outstanding general obligation variable rate debt. Liquidity is provided by the State, and it is not anticipated that a liquidity facility will be provided by any other party. As part of its debt management, the State has entered into interest rate swap agreements in connection with each issue—swapping to a synthetic fixed rate in connection with each issue in a weekly rate period, and swapping to a synthetic variable rate in connection with the bonds initially issued in a term rate period. The State also has entered into a swap to a synthetic variable rate in connection with approximately $25.4 million principal amount of general obligation infrastructure fixed rate bonds issued in Fiscal Year 2003 with a final maturity of February 1, 2010. In June 2005, the State entered into a $200 million forward starting synthetic fixed rate swap in connection with its anticipated issuance of a like amount of common schools general obligation adjustable rate bonds in June 2006.

     Only a portion of State capital needs can be met by direct GRF appropriations; therefore, additional State borrowing for capital purposes has been and will continue to be required. Capital appropriations for the 2005-06 biennium provided for GRF-supported borrowings for various purposes, including approximately $2.1 billion for general obligations and $213 million in special obligations.

     As part of the State's reappropriation of existing capital projects, certain capital appropriations for the 2007-08 biennium were passed by the General Assembly. Capital appropriations for the 2007-08 biennium provided for additional GRF-supported borrowings for various purposes, including approximately $839 million for general obligations and $83 million in special obligations.

     State Employees and Retirement Systems. The State has established five public retirement systems to provide retirement, disability retirement and survivor benefits. The Public Employees Retirement System ("PERS"), the largest of the five, covers both State and local public employees. The State Teachers Retirement System ("STRS") and School Employees Retirement System ("SERS") primarily cover school district and public higher education employees. The Highway Patrol Retirement System ("HPRS") covers State troopers, and the Ohio Police and Fire Pension Fund ("OP&F") covers local safety forces.

     These retirement systems were created by and operate pursuant to State law. The General Assembly has the power to amend the format and benefit levels, impose or revise contribution rates or amounts, or to make other changes. The systems are not currently subject to the funding and vesting requirements of the Federal Employee Retirement Income Security Act. Federal law requires new hires to participate in the Medicare program, with matching employer and employee contributions, each now 1.45% of the wage base. Otherwise, State employees covered by a State retirement system are not currently covered under the Federal Social Security Act. Congress has from time to time considered legislation relating to retirement funds of public bodies and to other aspects of public employee retirement.

     The State is required to make an employer contribution (based on a percent of salary) for each State employee who is an active member of a state retirement system. Currently, about 96% of State employees are members of PERS, 2.5% are in HPRS and 1.5% are in STRS. The State's employer contributions to those systems totaled $777.8 million in the 2002-03 biennium, $784.6 million in the 2004-05 biennium and are estimated to be $834.7 million for the 2006-07 biennium. The State has also funded and continues to fund subsidies to the systems (most allocated to specific groups of retirants) to pay for new or additional benefits mandated by law and not otherwise funded. The aggregate subsidies were $52.6 million in the 2002-03 biennium, $54.1 million in the 2004-05 biennium and are appropriated at $42.5 million in the 2006-07 biennium.

     The State engages in employee collective bargaining with five employee unions, representing 20 bargaining units and currently operates under three-year agreements, which are set to expire in February through June 2009. The State is in the process of negotiating new agreements with the remaining two unions.

     State Municipalities. Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are 943 incorporated cities and villages (municipalities with populations under 5,000) in the State; five cities have populations of over 100,000 and sixteen over 50,000 in population.

     A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined "fiscal emergencies." A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions and to take other actions required under its financial plan. It also provides enhanced protection for the municipality's bonds and notes and, subject to the act's stated standards and controls, permits the State to purchase limited amounts of the municipality's short-term obligations (used only once, in 1980).

     The fiscal emergency legislation has been amended to extend its potential application to counties (88 in the State) and townships. This extension is on an "if and as needed" basis, and not aimed at particular identified existing fiscal problems of those subdivisions. There are currently sixteen local governments in fiscal emergency status and five in fiscal watch status.

     Personal Income Tax. Under State legislation effective July 1, 2005, State personal income tax rates, applying generally to Federal adjusted gross income, will be reduced by 4.2% annually in each of the tax years from 2005 through 2009, resulting in an aggregate 21% decrease from the 2004 rates, which ranged from 0.743% on $5,000 or less with increasing bracketed base rates and percentages up to a maximum on incomes over $200,000 of $11,506 plus 7.5% on the amount over $200,000. The indexing of State income tax brackets previously scheduled to begin July 1, 2005 has been suspended until January 2010 when the rate reductions are fully phased in.

     Municipalities and school districts may also levy certain income taxes. Any municipal rate (applying generally to wages and salaries and net business income) over 1%, and any school district income tax (applying generally to the State income tax base for individuals and estates) requires voter approval. Most cities and villages levy a municipal income tax. The highest municipal rate in 2002 was 2.85% . A school district income tax is currently approved in 145 districts. Effective July 1, 2005, there also may be proposed for voter approval municipal income taxes to be shared with school districts.

     Sales and Use Tax. Effective July 1, 2005, the State sales and use tax rate is 5.5% . That rate was temporarily increased from 5% to 6% for the period July 1, 2003 through June 30, 2005. The sales and use tax is levied uniformly across counties on retail sales of tangible personal property that are not specifically exempt. Counties and transit authorities each are authorized to levy permissible sales and use taxes at rates of 0.25% to 1.5% in quarter-percent increments. The highest potential aggregate of State and permissive local sales taxes is currently 9%. The State collects the combined State and local tax and returns the local share directly to the counties and transit authorities.

Litigation

     The State is a party to various legal proceedings seeking damages or injunctive relief and generally incidental to operations.

     Litigation, similar to that in other states, has been pending in Ohio courts since 1991 questioning the Constitutionality of the State's system of school funding and compliance with the Constitutional requirement that the State provide a "thorough and efficient system of common schools." On December 11, 2002, the Ohio Supreme Court, in a decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years. In its prior decisions, the Court had stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity. With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in the State. On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case. On May 16, 2003, the Supreme Court granted a writ prohibiting the conference and ordered the dismissal of the motion before the trial court. And on October 20, 2003 the U. S. Supreme Court declined to accept the plaintiff's subsequent petition requesting further review of the case.

     Litigation pending in the Ohio Court of Claims contests the Ohio Department of Job and Family Services ("OJFS"), formerly the Department of Human Services, former Medicaid financial eligibility rules for married couples when one spouse is living in a nursing facility and the other resides in the community. OJFS promulgated new eligibility rules effective January 1, 1996. OJFS appealed an order of the Federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995, and the Court of Appeals rules in favor of OJFS. Plaintiff's petition for certiorari was not granted by the U.S. Supreme Court.

     As to the Court of Claims case, it is not possible to state the period (beyond the current fiscal year) during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600 million for the retroactive period and, based on current law, it is estimated that the State's share of those additional expenditures would be approximately $240 million. The Court of Appeals has certified the class action and notice was sent to members of the class. The portion of the trial on the issue of liability was completed in January 2003. In March 2004, the Court of Claims issued a decision finding no liability on the part of OJFS. The plaintiffs appealed this decision and, in May 2005, the appellate court held that the Court of Claims did not have proper jurisdiction over the case and remanded the case to the Court of Claims to vacate all prior proceedings and judgments. Appeals are pending.

     Litigation also is pending relating to the transfer to the GRF, and use in Fiscal Year 2002, for general State purposes of $60 million in earned Federal reimbursement on social services block grant expenditures. The plaintiff, Cuyahoga county, filed an action contesting the transfer, and the trial court ordered the State to return the funds to OJFS. The States appealed the order and, in June 2005, the appellate court upheld the trial court's order. The State has appealed the Court of Appeals decision to the Ohio Supreme Court and that appeal is currently pending.

B-145

Pennsylvania Series

General

     The Commonwealth had been historically identified as a heavy industry state, although declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy over the last thirty years. Current major sources of economic growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions. Pennsylvania's agricultural industries also are an important component of the Commonwealth's economic structure, accounting for more than $4.8 billion in crop and livestock products annually. Pennsylvania ranks among the top ten states in the production of a variety of agricultural products. In 2004, agribusiness and food related industries reached record export sales surpassing $1 billion in economic activity. Agriculture exports have grown by more than 4% since 2003. Over 58,000 farms form the backbone of the Commonwealth's agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and three million acres of pasture and farm woodlands – nearly one-third of the Commonwealth's total land area.

     Pennsylvania's extensive public and private forests provide a vast source of material for the lumber, furniture, and paper products industries. The forestry and related industries accounts for 1.5% of employment with economic activity of nearly $5 billion in domestic and international trade. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall, and a large number of rivers, streams, and lakes. Other natural resources include major deposits of coal, petroleum, and natural gas. Annually, about 80 million tones of anthracite and bituminous coal, 175 billion cubic feet of natural gas, and about 1.4 million barrels of oil are extracted from Pennsylvania.

     In 2004, the population of Pennsylvania was 12.4 million. Pennsylvania has a high proportion of persons between 45 and 65 years old relative to the nation or the Middle Atlantic Region. The Commonwealth is highly urbanized, with 79% of the 2004 mid-year census population residing in the 15 metropolitan statistical areas of the Commonwealth. The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan statistical areas, together comprise almost 44% of the Commonwealth's total population. Pennsylvania's workforce is estimated at 5.6 million people, ranking as the sixth largest labor pool in the nation. The high level of education embodied in the

Commonwealth's work force fosters a wide variety of employment capabilities. Pennsylvania's basic and higher education statistics compare favorably with other states in the nation.

     Pennsylvania's average annual unemployment rate was equivalent to the national average throughout the 1990's. Slower economic growth caused the rate to rise to 5.9% in 1995. The resumption of faster economic growth resulted in a decrease in the Commonwealth's annual unemployment rate to 4.2% in 2000. Since that time, the combination of a recession and slow economic growth has pushed the Commonwealth's annual unemployment rate to 5.5% through 2004. From 1995 through 2004,

Pennsylvania's annual average unemployment rate was at or below the Middle Atlantic Region's average. As of September 2005, Pennsylvania had a seasonally adjusted annual unemployment rate of 4.8% .

     Personal income in the Commonwealth for 2004 was $413.71 billion, an increase of 5.5% over the previous year. During the same period, national personal income increased at a rate of 5.7% . Based on estimates, per capita income for 2004 was at $33,348 for the Commonwealth, compared to per capita income in the United States of $32,937.

Description of Funds

     The Commonwealth utilizes the fund method of accounting, and over 150 funds have been established and currently exist for the purpose of recording receipts and disbursements, of which the

General Fund is the largest. The General Fund receives all tax and non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the operating and administrative expenses of the Commonwealth are payable from the General Fund, including debt service on most bond indebtedness of the Commonwealth. The Motor License Fund receives all tax and fee revenues relating to motor fuels and vehicles, except the revenues from ½¢ per gallon of the liquid fuels tax which is constitutionally required to be deposited in the Liquid Fuels Tax Fund for distribution to local municipalities. Similarly, other special revenue funds have been established by law to receive specified revenues appropriated to departments, boards and/or commissions for payment of their operating and administrative costs. Some of these special revenue funds are required to transfer excess revenues to the General Fund, and some receive funding, in addition to their specified revenues, through appropriations from the General Fund

     The State Lottery Fund is a special revenue fund for the receipt of lottery ticket sales and lottery licenses and fees. Its revenues, after payment of prizes, are dedicated to paying the costs of programs benefiting the elderly and handicapped in the Commonwealth.

     The Tobacco Settlement Fund is a special revenue fund established to receive tobacco litigation settlement payments paid to the Commonwealth. The Commonwealth is one of 46 states that settled certain smoking-related litigation in a November 1998 master settlement agreement with participating tobacco product manufacturers (the "MSA"). Under the MSA the Commonwealth is entitled to receive a portion of payments made pursuant to the MSA by participating tobacco product manufacturers. As of June 30, 2003, the Commonwealth had received approximately $1.67 billion in payments under the MSA. Most revenues to the Tobacco Settlement Fund are subject to annual appropriation by the General Assembly and approval by the Governor.

     The Budget Stabilization Reserve Fund (replacing the Tax Stabilization Reserve Fund in 2002, the "BSRF") is a special revenue fund that receives a portion of any budgetary basis fiscal year-end surplus of the General Fund. The BSRF is to be used for emergencies threatening the health, safety or welfare of citizens or during downturns in the economy that result in significant unanticipated revenue shortfalls not able to be addressed through the normal budget process. Assets of the fund may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly. Legislation enacted with the adoption of the Fiscal Year 2003 Budget abolished the Tax Stabilization Reserve Fund and transferred its balance of $1.038 billion to the General Fund. That legislation also established a new reserve fund named the BSRF and initially directed $300 million of funding from the General Fund for deposit to the fund during Fiscal Year 2003. Subsequently, the General Assembly repealed the $300 million transfer allowing that amount to remain in the General Fund to help offset anticipated revenue shortfalls to the Fiscal Year 2003 budget. This action, in addition to other budget actions taken during Fiscal Year 2003, contributed to the achievement of a General Fund unappropriated surplus balance of $279.1 million on June 30, 2003, with 25% of that amount ($69.8 million) transferred to the BSRF. Following completion of the Fiscal Year 2004 budget, a General Fund unappropriated surplus balance of $266.9 million was achieved with 25% ($66.7 million) transferred to the BSRF. In addition, the Commonwealth made an additional transfer to the BSRF of $123.3 million, which resulted in a total Fiscal Year 2004 contribution of $190 million. At present, the Commonwealth maintains a balance of approximately $331.6 million in the BSRF. Additionally, at present the

Commonwealth maintains balances in various funds and accounts, including the BSRF, totaling approximately 5.4% of the Commonwealth's annual operating costs. This balance estimate is exclusive of a Fiscal Year 2006 partial draw down of these reserves, primarily the remaining balance in the Commonwealth's intergovernmental transfer reserve account.

     The Commonwealth maintains trust and agency funds that are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals. Enterprise funds are maintained for departments or programs operated like private enterprises. The largest of these funds is the State Stores Fund, which is used for the receipts and disbursements of the Commonwealth's liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise. In addition, the Commonwealth maintains funds classified as working capital, bond and sinking funds for specified purposes.

     Financial information for the principal operating funds is maintained on a budgetary basis of accounting for insuring compliance with the enacted operating budget and is governed by applicable Commonwealth statutes and by administrative procedures. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements are audited jointly by the Auditor General of the Commonwealth and an independent public accounting firm. The Commonwealth maintains a June 30th fiscal year end.

     Beginning with its GAAP basis financial statements for the fiscal year ended June 30, 2002, the Commonwealth has adopted several new accounting and reporting standards (collectively, the "New Standards"). Among other things, these New Standards required presentation of government-wide and fund financial statements that constitute basic financial statements and replace general-purpose financial statements reported under former standards. Government-wide financial statements are intended to portray the government "as a whole" while fund financial statements provide fund-specific information. Government-wide financial statements are intended to describe the total cost of providing governmental services and disclose whether the Commonwealth's financial condition improved or weakened during the fiscal year. As part of implementing the New Standards, effective July 1, 2001 the Commonwealth has reclassified and/or restated numerous fund balance amounts previously reported at June 30, 2001 and has reported governmental activities net assets at June 30, 2001. The New Standards also require providing supplementary information, including a Management's Discussion and Analysis of the financial statements. For Fiscal Year 2002 the Commonwealth also changed how functional expenditure categories are defined. All of these changes may hamper the comparability of GAAP basis financial information for Fiscal Year 2002 to financial reports for years prior to the implementation of the New Standards.

Revenues

     Tax revenues constitute approximately 98% of Commonwealth revenues in the General Fund. The major tax sources for the General Fund of the Commonwealth are the sales tax ($7.999 billion, 32.9% of General Fund revenues in Fiscal Year 2005), the personal income tax ($8.746 billion, 36% of General Fund revenues in Fiscal Year 2005), the 9.99% corporate net income tax ($1.921 billion, 7.9% of General Fund revenues in Fiscal Year 2005) and capital stock and franchise taxes ($1.025 billion, 4.2% of General Fund revenues in Fiscal Year 2005).

     The sales tax is levied at a rate of 6% on the sale, use, storage, rental or consumption of tangible personal property, cigarettes and certain services, and upon the occupancy of hotel rooms. Substantial exemptions from the tax include clothing, food purchased in grocery stores or supermarkets, medical supplies, drugs, residential use of certain utilities, motor fuels, and machinery, equipment and items used in manufacturing, processing, farming or dairying and utility service. The tax base was expanded in Fiscal Year 1992 to include a number of services not previously taxed. Beginning in Fiscal Year 1998, 1.22% of collections, up to an annual limit of $75 million, were transferred to a special fund for mass transit assistance, and in Fiscal Year 2004, the percentage was increased by an additional 0.417% .

     The Commonwealth's personal income tax is levied at a flat rate on the taxable income of all residents and resident trusts and estates and taxable income attributable to Pennsylvania non-resident estates and trusts. The current tax rate of 3.07% became effective on January 1, 2004, having been raised from the prior rate of 2.8%, which had been in effect since July 1, 1992. Credit against the tax is allowed for gross or net income taxes paid to other states by Pennsylvania residents.

     Capital stock and franchise taxes are levied on the capital stock value of domestic and foreign corporations doing business or having property or capital employed in Pennsylvania on that portion of capital stock value apportionable to Pennsylvania under a statutory formula. Capital stock and franchise tax tentative payments are payable quarterly based on 90% of the tax liability of the year preceding the immediate prior year. Under current law, the General Fund tax rate for tax years that began in 2005 is 5.99 mills, having been reduced from 6.99 mills effective January 1, 2005. This tax is scheduled to be phased out by annual rate reductions through 2010.

     Other taxes, including the utility gross receipts tax ($1.125 billion, 4.6% of Fiscal Year 2005 revenues), the cigarette tax ($784.4 million, 3.2% of Fiscal Year 2005 revenues) and inheritance and estate taxes ($716.1 million, 2.9% of Fiscal Year 2005 revenues) also contribute significant revenues to the Commonwealth's budget.

     The major tax sources for the Motor License Fund are the liquid fuels taxes and the oil companies franchise tax. Together these taxes produce nearly 54% of Motor License Fund revenues. For Fiscal Year 2005, the liquid fuels tax accounted for $588.4 million (27.3%), and the oil company franchise tax accounted for $381.3 million (17.7%) of Motor License Fund revenues. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the discussions of the tax revenues of the Motor License Fund.

     License and fee receipts in the General Fund for Fiscal Year 2005 totaled $121.1 million representing 0.5% of Commonwealth revenues to the General Fund. A general increase in various General Fund fees was enacted in December 2003 and effective in January 2004. Revenues from motor vehicle licenses and fees in Fiscal Year 2004 were $876.9 million, representing 40.7% of total Fiscal Year 2005 Motor License Fund revenues.

     Federal Revenues. Anticipated receipts by the Commonwealth in its General Fund, Motor License Fund and State Lottery Fund from the Federal government during Fiscal Year 2006 are expected to total $17.5 billion. Approximately $11.6 billion, or 65.9% of total Federal revenue to the Commonwealth for Fiscal Year 2006, is attributable to public health and welfare programs. For Fiscal Year 2007, receipt of Federal funds is estimated to be $16.8 billion.

Expenditures

     In Fiscal Year 2005, expenditures from Commonwealth revenues for education purposes were over $9.8 billion. The 2006 Budget (defined below) includes over $10.1 billion in education funding, an increase of over 3% over Fiscal Year 2005. The proposed budget for Fiscal Year 2007 includes over $10.7 billion in education funding.

     Public Health and Human Services. The Commonwealth provides temporary support for its residents who are seeking to achieve and sustain independence. It also provides care, treatment and rehabilitation to persons with mental and physical disabilities and supports programs to prevent or reduce social, mental and physical disease and disabilities. Fiscal Year 2005 public health and human services expenditures were $23.3 billion and are projected to be $24.3 billion for Fiscal Year 2006. For Fiscal Year 2007, $23.7 is proposed for these purposes. Of the Fiscal Year 2006 expenditures, $9.1 billion will be funded from the General Fund, while $9.4 billion is estimated for Fiscal Year 2007. Federal funds are expected to decrease by $345.6 million, and augmentations are expected to increase by $511.9 million for Fiscal Year 2007. The 2007 proposed budget also includes $428.9 million of receipts from the Tobacco Settlement Fund that will be expended for health care.

     Programs providing temporary financial assistance and medical assistance comprise the largest portion of public health and human services expenditures. General Fund expenditures for these assistance programs by the Commonwealth amounted to $4.7 billion in Fiscal Year 2005, while $5.3 billion is budgeted from the General Fund for Fiscal Year 2006 and $5.6 billion is proposed for Fiscal Year 2007. The 2005 budget included the use of $139.2 million in additional intergovernmental transfer funds to offset General Fund requirements and $185 million is estimated for Fiscal Year 2006. A nursing home assessment fee provided a General Fund offset of $157.8 million in Fiscal Year 2005 and is expected to provide $213.3 million offset in Fiscal Year 2006. In Fiscal Year 2007, the nursing home assessment offset is projected at $153.5 million. In addition, a managed care organization assessment provided a General Fund offset of $174.9 million in Fiscal Year 2005 is expected to provide a $196.1 million offset in Fiscal Year 2006 and is projected to provide $191.9 in Fiscal Year 2007. Approximately 39% of the total cost of assistance to the economically needy is supported by Commonwealth funds appropriated from the General Fund. The balance is provided from reimbursements by the Federal government and through various program collection activities conducted by the Commonwealth.

     Expenditures for medical assistance increased during the period from Fiscal Years 1995 through 2005 by an average annual rate of 8.8% . Fiscal Year 2006 expenditures from Commonwealth funds are expected to be $4.8 billion and the 2007 Budget proposes $5.1 billion for medical assistance, an increase of 7.5% . Income maintenance cash assistance payments to families in transition to independence were $1.0007 billion for Fiscal Year 2006, of which $421.7 million is from the General Fund. The 2007 Budget proposes $1.0423 billion, with $460.1 million provided from the General Fund.

     Transportation. The Commonwealth is responsible for the construction, restoration and maintenance of the highways and bridges in the 40,000-mile state highway system, including certain city streets that are a part of the state highway system. Assistance for the maintenance and construction of local roads and bridges is provided to municipalities through grants of financial aid. Highway maintenance costs, construction costs and assistance grants are paid from the Motor License Fund. The General Fund, the State Lottery Fund and other special funds, including the Public Transportation Assistance Fund, the Liquid Fuels Tax Fund, the Highway Beautification Fund and the Motor Vehicle Transaction Recovery Fund provide the remainder of funding for transportation programs.

     The Commonwealth also provides subsidies for mass transit systems including passenger rail and bus service. A total of $410.6 million in Commonwealth revenues was expended from the General Fund and the State Lottery Fund for such purposes in Fiscal Year 2005, and $447.7 million is available for Fiscal Year 2006. A total of $451.7 million was included in the proposed 2007 Budget. In 1991, the Public Transportation Assistance Fund was created with dedicated sources of funding for mass transit systems. Funds totaling $193 million were expended from this fund in Fiscal Year 2005, and $174.4 million is available for Fiscal Year 2006. A total of $179.6 million is proposed for Fiscal Year 2007.

     Motor License Fund restricted revenues budgeted for highway construction purposes totaled $581.2 million in fiscal year 2005. For Fiscal Year 2006, $594.2 million is available and for Fiscal Year 2007, $612.8 million is proposed. Combined Motor License Fund and restricted revenues expended for highway maintenance in Fiscal Year 2005 totaled $1.1296 billion. A total of $1.4452 billion was budgeted for Fiscal Year 2006 and $1.5385 billion is budgeted for 2007. Support of highway and bridge expenditures by local governments through grants paid from Motor License Fund and restricted revenues were $303.8 million in Fiscal Year 2005. A total of $325.5 million is available for Fiscal Year 2006 and $333.9 million is proposed for fiscal year 2007.

     The Commonwealth's current aviation program funds the development of public airport facilities through grants providing for airport development, runway rehabilitation, and real estate tax rebates for public use airports. Taxes levied on aviation and jet fuel provide revenues for a restricted account for aviation programs in the Motor License Fund. In Fiscal Year 2005, $18.3 million was expended from the aviation restricted account for such purposes. A total of $18.3 million is available for Fiscal Year 2006 and also for Fiscal Year 2007.

Financial Performance

     Recent Developments. On December 23, 2005, the Certified Audited Financial Reports for the fiscal year ended June 30, 2005 was issued. On February 8, 2006, the Governor submitted to the General Assembly his proposed budget for Fiscal Year 2007.

     Financial Results for Governmental Fund Types Recent Fiscal Years (GAAP Basis). During Fiscal Year 2005, the overall financial position (net assets) of the Commonwealth, including both governmental and business-type activities, increased by $1.6 billion or 7.3% of total beginning net assets of $21.8 billion. For governmental activities, the net increase in net assets was $1.1 billion, 5.6% of beginning net assets of $19.7 billion. Total governmental assets were $38 billion and liabilities were $17.2 billion at June 30, 2005, leaving net governmental assets of $20.8 billion.

     The governmental funds balance sheet reports total fund balances for all governmental funds. Assets of the Commonwealth's governmental funds (the General Fund, the Motor License Fund and the Tobacco Settlement Fund are major governmental funds) as of June 30, 2005 were $15.984 billion. Liabilities for the same date totaled $9.002 billion, leaving a fund balance of $6.982 billion, an increase of $188.11 million from the fund balance at June 30, 2004, as restated. The fund balance for the General Fund decreased by $137.4 million, the fund balance for the Motor License Fund increased by $196.9 million, the fund balance for the Tobacco Settlement Fund increased by $56.7 million and the fund balance for aggregated non-major funds increased by $71.9 million.

     General Fund Financial Results for Recent Fiscal Years (GAAP Basis). During the five year period from Fiscal Year 2001 through Fiscal Year 2005, total revenues and other sources increased by an average 6.5% annually. Tax revenues during this same period increased by an annual average of 4.3% . During the past several years, slow economic growth and the resulting slow growth for tax revenues have caused fees and license income and other financing sources such as transfers from other funds to become a larger portion of income to the General Fund. Expenditures and other uses during the Fiscal Years 2001 through 2005 rose at an average annual rate of 6.9% .

     The fund balance at June 30, 2005 totaled $2.8691 billion, a decrease of $137.4 million from the balance at June 30, 2004. The Fiscal Year 2005 year-end unreserved-undesignated portion of the fund balance was $927.2 million, $706.1 million below the amount recorded for Fiscal Year 2004.

     General Fund Fiscal Year 2004 Financial Results (GAAP Basis). At June 30, 2004, the General Fund reported a fund balance of $3.0065 billion, an increase of $648.8 million from the reported $2.3577 billion fund balance at June 30, 2003. On a net basis, total assets increased by $1,939 million to $10.464 billion. Liabilities increased by $1.29 billion to $7.457 billion largely because of a $764 million increase in accounts payable. Total General Fund expenditures increased by 6.0% during Fiscal Year 2004. General Fund tax revenues increased by 8.4% due to economic growth and specific statutory increases in certain tax bases and rates enacted in December 2003. Intergovernmental revenues increased by 14.3% due to increases in Federally-funded programs, particularly medical and other assistance. Total General Fund revenues increased by 10.3% during Fiscal Year 2003. The overall increase in fund balance ($648.8 million) during Fiscal Year 2004 was an improvement of $1,314 million over the prior fiscal year decrease in fund balance ($665 million). On an overall basis, during periods of economic growth, it is common for the fund balance of the General Fund to increase.

     General Fund Fiscal Year 2004 Financial Results (Budgetary Basis). A rebounding national economy that exceeded initial estimates for growth resulted in actual fiscal year Commonwealth revenues for 2004 that exceeded the budget estimate by 2.9% or $636.7 million. Total Fiscal Year 2004 Commonwealth revenues net of reserves for tax refunds and including intergovernmental transfers and additional resources were $23.1597 billion. Total expenditures net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources totaled $23.0892 billion. As a result of financial operations during Fiscal Year 2004, the unappropriated surplus balance was scheduled to increase by $57.5 million prior to the statutorily required 25% transfer to the BSRF. A supplemental transfer of $123.3 million was also made to the BSRF. As result, the Fiscal Year 2004 final unappropriated surplus balance was $76.7 million as of June 30, 2004.

     Revenues available to the Commonwealth, including intergovernmental transfers and additional resources, and prior to reserves for refunds increased 6.2% from Fiscal Year 2003 levels. Fiscal Year 2004 revenues totaled $23.1597 billion, an increase of $1.3512 billion over Fiscal Year 2003.

Commonwealth taxes and revenues, prior to reserves for refunds, increased by $1.5136 billion to $22.8281 billion in Fiscal Year 2004, a 7.1% increase. Nearly all Commonwealth major tax and revenue categories experienced revenue collections above the budget estimate for Fiscal Year 2004.

     Commonwealth expenditures of appropriations, including supplemental appropriations, intergovernmental transfers and additional resources, and net of appropriation lapses, totaled $23.0892 billion, representing an increase of $1,417.3 million or 6.5% from Fiscal Year 2003 levels. A total of $182.9 million in appropriations were lapsed in Fiscal Year 2004. The Fiscal Year 2004 continued to utilize an enhanced level of intergovernmental transfers for a portion of medical assistance costs, but at a reduced rate from Fiscal Year 2003. Intergovernmental transfers replaced $738.7 million of General Fund medical assistance costs in Fiscal Year 2004 compared to $844.6 million in Fiscal Year 2003. Expenditures normally funded from Commonwealth revenues, but which were funded from additional resources in Fiscal Year 2004 totaled $607.6 million. These expenditures included $457.6 million in available feral fiscal relief funds, which were used to offset certain medical assistance and other health care costs as well as $150 million in available capital debt fund reserves, which were used to offset the General Fund debt service costs in Fiscal Year 2004.

     As part of the 2004 budget proposal, the Governor proposed two major program expansions that were enacted by the General Assembly. In education, the Governor proposed to shift a substantial portion of local public school costs from local property taxes levied by school districts to an increased subsidy payment to school districts by the Commonwealth, which would eventually increase the Commonwealth's subsidy of local public school costs to 50% of total costs in aggregate. Funds for education at the local level totaling nearly $1 billion are expected to be funded from taxes realized from the legalization of slot machines at racetracks in the state. The increased level of education funding from the Commonwealth would be used to reduce local property taxes by an equal amount. The Governor also proposed an economic stimulus plan for the Commonwealth to provide additional funding to be combined with private investments to invest in economic development projects directed at blighted rural, urban and suburban sites to be re-developed to spur the location of new job-creating businesses. The funding for the economic stimulus program is to come from $2.025 billion of debt issued over more than four fiscal years.

     General Fund Fiscal Year 2005 Financial Results (GAAP Basis). At June 30, 2005, the General Fund reported a fund balance of $2.8691 billion, a decrease of approximately $137 million from the reported $3.0065 billion fund balance at June 30, 2004. On a net basis, total assets decreased by $601 million to $9.863 billion. Liabilities decreased by $463 million to $6.994 billion largely because of a $369 million decrease in the securities lending program and a $156 million decrease in accounts payable.

     General Fund tax revenues increased by 8% due to economic growth, including nearly identical percentage increase in personal income tax revenue. Intergovernmental revenues increased by $311 million, due primarily to increases in federally-funded programs, particularly medical and other assistance, where expenditures increased over the prior year. Total General Fund revenues increased by 9% during the fiscal year. The overall decrease in the fund balance, $137.4 million, during the fiscal year was $787 million less than the prior fiscal year increase in fund balance of $649 million. On an overall basis, during periods of declining or slow economic growth, it is common for the fund balance of the General Fund to decline and, conversely, to increase during periods of economic growth. During periods of economic growth, General Fund revenues increase while certain significant expenditures, such as medical assistance, also increase, but at a slower rate. Total General Fund expenditures increased by 11% during Fiscal Year 2005 largely because of the increase in expenditures for medical and other assistance.

     General Fund Fiscal Year 2005 Financial Results (Budgetary Basis). Total Fiscal Year 2005 revenues net of reserves for tax refunds and including intergovernmental transfers and additional resources totaled $24.4056 billion. Total expenditures net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources was $24.0539 billion. As result of Commonwealth financial operations during the fiscal year the preliminary unappropriated surplus balance, prior to the statutorily required 25% transfer to the BSRF, was scheduled to increase $162.5 million to $429.2 million from the Fiscal Year 2004 ending balance. Following the statutorily required 25% transfer to the BSRF ($64.4 million), the Fiscal Year 2005 final unappropriated surplus balance was $364.8 million.

     The 2005 Budget was based initially on an estimated 4.5% increase for General Fund revenues prior to accounting for any changes in tax and revenue provisions enacted in the second half of Fiscal Year 2004. After adjustments for various tax rate and tax base changes enacted for the 2004 Budget, total General Fund revenues were projected to increase 3.8% over Fiscal Year 2004 actual receipts and total $23.87 billion prior to reserves for tax refunds. Total Fiscal Year 2005 revenues net of reserves for tax refunds, exceeded $24.31 million, a 6.5% increase over Fiscal Year 2004 receipts. The tax revenue component of Commonwealth receipts, including the effects of the tax rate and tax base changes enacted in Fiscal Year 2004, rose $1.67 billion or 7.6% over Fiscal Year 2004 actual receipts. Total revenues to the Commonwealth exceeded the budget estimate by $442 million or 1.9% . Personal income tax receipts grew by $1.01 million or 13.1% over Fiscal Year 2004 revenues. During Fiscal Year 2005, corporate tax receipts grew $285.1 million or 10.7% . Sales and use tax revenues to the Commonwealth grew $271.4 million or 3.5% over Fiscal Year 2004 receipts. Receipts of Commonwealth non-tax revenues continued to exceed the estimate as total revenue from this source exceeded $596 million. Earnings from investments and revisions to the Commonwealth's escheats program continued to provide revenues well in excess of the estimate for Fiscal Year 2005. Significant non-recurring capital gains earnings on the investment of available General Fund cash balances and increased contributions from the Commonwealth's liquor store profits contributed to enhanced non-tax revenues during the prior two fiscal years. Reserves for tax refunds in Fiscal Year 2005 were $1,000 million, a decrease of $14.7 million or 1.4% from Fiscal Year 2004 levels.

     Fiscal Year 2005 state-level expenditures, including supplemental appropriations and net of appropriation lapses, totaled $22.96 million, an increase of 5.6% from Fiscal Year 2004 appropriations. A total of $148.1 million in appropriations were lapsed in Fiscal Year 2005 and the 2005 Budget continued to utilize intergovernmental transfers for a portion of medical assistance costs. In addition, approximately $399 million in additional funds, primarily $377.6 million of remaining Federal fiscal relief, was appropriated in Fiscal Year 2005 to fund expenditures normally funded from Commonwealth revenues.

     Fiscal Year 2006 Budget. The 2006 Budget is based on an estimated 2.8% increase in General Fund revenues from those received in Fiscal Year 2005. The 2006 Budget appropriates $24.28 billion of Commonwealth funds against estimated revenues net of tax refunds, of $23.91 billion. The $362 million difference between estimated revenues and recommended appropriations is to be funded by a draw down of the $364 million Fiscal Year 2006 beginning balance. Additionally, the 2006 Budget allocates additional Commonwealth funds to replace significant amounts of formerly available Federal funds.

     Fiscal Year 2006 revenue estimates are based upon an economic forecast of 3.3% growth in national real gross domestic product from the start of the third quarter of 2005 to the end of the second quarter of Fiscal Year 2006. Trends in the Commonwealth's economy are expected to maintain their close association with national economic trends. Personal income growth in Pennsylvania is projected to remain slightly below that of the U.S., while the Pennsylvania unemployment rate is anticipated to be close to the national rate. The tax revenue component of General Fund receipts is expected to increase by $731.8 million or approximately 3.1% prior to reserves for refunds. Fiscal Year 2006 revenues from the personal income tax are forecasted to increase by 5%, while receipts from the sales and use tax are estimated to rise 3.4% over Fiscal Year 2005 receipts. Corporate receipts are expected to grow minimally in Fiscal Year 2006, whereas revenues from non-tax sources such as earnings on investments and escheats are forecast to decline by 8.5% .

     The enacted 2006 Budget provides $24.304 billion of appropriations from Commonwealth revenues, an increase of 5.4% from Fiscal Year 2005 expenditures and represents a planned draw down of $364 million of the unappropriated surplus balance available at the end of Fiscal Year 2005. A portion of the increased level of state funded appropriations is attributable to the replacement of Federal funds received, on a one-time basis, which were utilized during the Fiscal Year 2004 and 2005 budgets. The enacted 2006 Budget also includes $856.8 million in funding for various medical assistance expenditures through intergovernmental transfer proceeds, certain nursing home assessments and a tax on managed care organizations. This amount is an increase of 23% from the $697.9 million in such proceeds utilized during Fiscal Year 2005. Under the intergovernmental transfer transactions, certain county governments contribute funds to the Commonwealth to help pay Medicaid expenses. These contributions have the effect of supplementing the amount of Commonwealth revenues available for the medical assistance program and are available to match Federal Medicaid funds. Federal authority to use the county contributions to pool transactions to match additional Federal funds is currently scheduled to expire in 2010. Included in the proposed Fiscal Year 2007 Budget is a request for supplemental appropriations of $197 million for Fiscal Year 2006. The unappropriated balance is currently estimated to be $204 million for Fiscal Year 2006.

     Fiscal Year 2007 Proposed Budget. A proposed Fiscal Year 2007 budget was submitted to the General Assembly by the Governor on February 8, 2006. The proposed budget recommends appropriations of $25.4253 billion of Commonwealth funds against estimated revenues, net of tax refunds and proposed tax reductions, of $25.2252 billion. The difference between estimated revenues and recommended appropriations is to be funded by a draw down of the anticipated $204 million beginning balance. Additionally, the proposed budget allocates additional state funds to replace significant amounts of formerly available intergovernmental transfer transaction-derived federal funds. The proposed budget proposes significant increases for local school districts and higher education within the Commonwealth. The proposed budget also proposes to expand health insurance for children with a new program, "Cover All Kids," and to expand prescription drug coverage for Seniors, building upon the federal Medicare Part D program. The proposed budget contains initiatives to increase the efficiency of government operations within the Commonwealth and includes estimates to save over $1 billion annually during Fiscal 2007. Exclusive of expenditures covering education, public welfare and Commonwealth debt service, the proposed budget includes a 2.5% decrease in expenditures.

     The Governor proposes a major revision to the Commonwealth's Health Investment Plan, a series of health-related programs funded entirely from Tobacco MSA revenues. The Governor proposes to create the Jonas Salk Legacy Fund, which would utilize half of the Tobacco MSA payments, currently dedicated to health research activities, to accelerate funding for bioscience research in Pennsylvania. Under this proposal, 9.5% of Tobacco MSA payments would be securitized through the issuance of approximately $500 million in bonds. The proposed debt would be issued over a two-year period following approval by the General Assembly and programs funded by this debt from the Jonas Salk Legacy Fund would require a dollar-for-dollar private match, thus increasing total investment in bioscience research and facility construction to over $1 billion. The proposed debt would be secured and paid solely from a pledge of 9.5% of the revenue from Tobacco MSA.

     Motor License Fund—Fiscal Years 2004-06. Revenues to the Motor License Fund in Fiscal Year 2004 totaled $2.09 billion, an increase of 4.3% over Fiscal Year 2003 revenues. License and fee revenues grew by 1.7% and other revenue receipts, namely earnings on investments, grew by $64.9 million (101%) from prior year receipts. Appropriations of Commonwealth revenues in the 2004 budget total $2.023 billion. This amount represents a decrease of 1.2% over prior expenditures.

     The Motor License Fund ended Fiscal Year 2005 with an unappropriated surplus of $212.4 million, a net increase of $98.8 million or 87% from Fiscal Year 2004. Motor License Fund revenues totaled $2.16 billion, an increase of 3.4% over actual Fiscal Year 2004 receipts. Revenues from other revenue receipts, primarily earnings on investments, grew 86.7% during Fiscal Year 2004, while receipts from license and fees increased by 4% over Fiscal Year 2004 receipts. Revenues to the Motor License Fund from liquid fuels taxes increased by 4.2% during Fiscal Year 2005. Expenditures of Motor License Fund revenues totaled $2.07 billion for Fiscal Year 2005, an increase of 2.4% from actual Fiscal Year 2004 expenditures net of lapses.

     Fiscal Year 2006 revenues for the Motor License Fund are estimated to be $2.24 billion, an increase of 3.9% over actual Fiscal Year 2005 receipts. Liquid fuels tax receipts are projected to increase by 6.4% while license and fee revenues are projected to decline slightly (0.6%) . Other revenue receipts, namely earnings on investments, are estimated to increase by 12.6% . Appropriations from Commonwealth funds for Fiscal Year 2006 are estimated to total $2.34 million, an increase of nearly 13%. The enacted 2006 Budget projects an increase of the unappropriated fiscal year ending balance of $40.9 million, bringing the cumulative unappropriated surplus to a projected $253.3 million following conclusion of the fiscal year 2006 budget. Through April 2006, Commonwealth revenues in the Motor License Fund are slightly above estimate by $21.5 million versus the certified revenue estimate for the same year-to-date period.

     The proposed budget for Fiscal Year 2007 requests appropriations of $2.4979 billion, an increase of 6.7% above the budget appropriated for fiscal year 2006. The proposed budget projects a draw down of approximately $219 million from the estimated fiscal year beginning balance.

     State Lottery Fund—Fiscal Years 2004-06. Lottery tickets sales rose 9.7% from Fiscal Year 2003 and provided net revenues of $1.171 million. Revenues from various lottery sources, including the Commonwealth's participation in the multi-state Powerball game, were 1.6% below the budget estimate. Expenditures net of current year lapses totaled $1.139 billion. Revenues, including prior year lapses, in excess of expenditures for Fiscal Year 2004 contributed to an unappropriated fund balance and reserve of $299.8 million (including $100 million of reserves), and increase of 20% from Fiscal Year 2003.

     Revenues from Lottery tickets sales and other miscellaneous revenue sources rose 3.5% during Fiscal Year 2005, totaling $1.21 billion. Expenditures net of lapses, totaled $1.14 billion, an amount equal to the expenditure levels experienced in Fiscal Year 2004. Revenues, including prior year lapses, in excess of expenditures for Fiscal Year 2005 contributed to an unappropriated fund balance and reserve of $381 million, an increase of 27% from Fiscal Year 2004.

     The enacted 2006 Budget anticipates revenues of $1.3232 billion, a 9.2% increase in revenues from Lottery sources, including instant ticket sales and the state's participation in the multi-state Powerball game. Budgeted expenditures totaling $1.2771 billion are 12% above Fiscal Year 2005 expenditures. The anticipated fiscal year-end balance and reserve is projected to total $457.2 million, an increase of 20.0% .

     The proposed budget for Fiscal Year 2007 recommends appropriations of $1.3645 billion and anticipates a 4.3% increase in revenues from lottery sources, including instant ticket sales and the state's participation in the multi-state Powerball game. The proposed fiscal year-end balance and reserve is projected to total $472.4 million, an increase of 3.3% . The expansion of the federal Medicare program to cover prescription drugs is expected to save the Lottery Fund approximately $185 million annually. By building upon the federal Medicare Part D program, the Commonwealth's prescription drug coverage program is proposed to expand over the next 18 months. Additionally, the proposed budget for Fiscal Year 2007 includes a transfer of approximately $210 million in long-term care costs from the General Fund to the State Lottery Fund.

     Trend projections for fiscal years beyond 2007 show estimated program and administrative costs above estimates net revenues as the forecasted rate of increase in program expenses, names the pharmaceutical assistance program, is expected to outpace revenues. According to the current projections, higher revenues and/or lower expenditures will be required for the State Lottery Fund to balance operations within a fiscal year.

Commonwealth Indebtedness

     The Constitution permits the Commonwealth to incur the following types of debt: (1) debt to suppress insurrection or rehabilitate areas affected by disaster; (2) electorate approved debt; (3) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (4) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. Debt service on general obligation debt is paid from General Fund appropriations, except for debt issued for highway purposes, which is paid out of Motor License Fund appropriations.

     Net outstanding general obligation debt totaled $6.747 billion at June 30, 2005, a net decrease of $19.8 million from June 30, 2004. Over the 10-year period ended June 30, 2005, total net outstanding general obligation debt increased at an annual rate of 2.9% . Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 6.5% .

     General obligation debt for non-highway purposes of $6.58 billion was outstanding on June 30, 2005, an increase of $47.3 million since June 30, 2004. For the period ended June 30, 2005, the 10-year and 5-year average annual compound growth rate for total outstanding debt for non-highway purposes has been 5.2% and 8.4% respectively. Current Commonwealth infrastructure investment projects include improvement and rehabilitation of existing capital facilities and construction of new facilities, such as public buildings, prisons and parks, transit facilities, economic development and community facilities, and other local public buildings.

     Outstanding general obligation debt for highway purposes was $164.9 million on June 30, 2005, a decrease of $67 million from June 30, 2004. Highway outstanding debt has declined over the most recent 10-year and 5-year periods ended June 30, 2005, by 17.1% and 20.9%, respectively. The decline in outstanding highway debt is due to the policy begun in 1980 of funding highway capital projects with current revenues except for very limited exceptions. No debt issuance for highway capital projects is currently planned.

     When necessary, the Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes. The Commonwealth may issue tax anticipation notes only for the account of the General Fund or the Motor License Fund or both such funds. The principal amount issued, when added to that outstanding, may not exceed in the aggregate 20% of the revenues estimated to accrue to the appropriate fund or both funds in the fiscal year. Tax anticipation notes must mature within the fiscal year in which they were issued. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt, and any year-end deficit balances must be funded within the succeeding fiscal year's budget. Currently, the Commonwealth has no tax anticipation notes outstanding. The 2005 Budget did not anticipate issuing tax anticipation notes.

     Certain state-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of the Commonwealth although some of the agencies are indirectly dependent on Commonwealth appropriations. The following organizations had debt currently outstanding as of December 31, 2005: Delaware River Joint Toll Bridge Commission ($186.9 million), Delaware River Port Authority ($1.245 billion), Pennsylvania Economic Development Financing Authority ($1.557 billion), Pennsylvania Energy Development Authority ($24,3 million), Pennsylvania Higher Education Assistance Agency ($6.425 billion), Pennsylvania Higher Educational Facilities Authority ($4.996 billion), Pennsylvania Industrial Development Authority ($463.7 million), Pennsylvania Infrastructure Investment Authority ($75.8 million), Pennsylvania Turnpike Commission ($2.417 billion), and the State Public School Building Authority ($1.404 billion).

The City of Philadelphia is the largest city in the Commonwealth. The Pennsylvania

Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. Philadelphia currently is operating under a five-year fiscal plan approved by PICA on July 21, 2005.

     No further bonds may be issued by PICA for the purpose of either financing capital projects or a deficit, as the authority for such bond issuance expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $723.6 million in special tax revenue bonds outstanding as of June 30, 2005. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

     Ratings. General obligation bonds of the Commonwealth are rated "AA" by Standard & Poor's Ratings Services, "Aa2" by Moody's Investor Services, and "AA" by Fitch, Inc. The ratings reflect only the views of the rating agencies.

     Pensions and Retirement Systems. The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related organizations. State employees and employees of certain state-related organizations are members of the State Employees' Retirement System ("SERS"). Public school employees are members of the Public School Employees' Retirement System ("PSERS"). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees.

     The Commonwealth's retirement programs are jointly contributory between the employer and employee. The contribution rate for PSERS new members who enroll in the pension plan on or after January 1, 2002 is 7.5% of compensation. The contribution rates for current PSERS members range from 5% to 7.5% of compensation depending upon their date of employment and elections made by the member. SERS' contribution rate for most employees is 6.25% . Interest on each employee's accumulated contributions is credited annually at a 4% rate mandated by state statute. Accumulated contributions plus interest credited is refundable to covered employees upon termination of their employment.

     Annual actuarial valuations are required by state law to determine the employer contribution rates necessary to accumulate sufficient assets and provide for payment of future benefits. The actuary's recommendations for employer contribution rates represent a funding plan for meeting current and future retirement obligations and are included in the 2006 Budget. As of June 30, 2005, the market value of investment assets for PSERS was $52.11 billion. As of June 30, 2004, the market value of investment assets for SERS was $26.64 billion.

Litigation

     Following are brief descriptions of certain cases affecting the Commonwealth, as reviewed by the Commonwealth's Attorney General and Office of General Counsel.

     In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for Fiscal Year 2006 is $20 million.

     County of Allegheny v. Commonwealth of Pennsylvania. In December 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done.

     The Court appointed retired Justice Frank J. Montemuro, Jr. as special master to devise and submit a plan for implementation. His interim report recommended a four phase transition to Commonwealth funding of a unified judicial system, during each of which specified court employees would transfer into the Commonwealth's payroll system. Phase I recommended that the General Assembly provide for an administrative structure of local court administrators to be employed by the Administrative Office of Pennsylvania Courts, a state agency. On June 22, 1999, the Governor approved legislation under which approximately 165 county-level court administrators became employees of the Commonwealth. The act also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999. The remainder of Justice Montemuro's recommendation for later phases remains pending before the Supreme Court of Pennsylvania.

     Unisys Corporation v. Commonwealth. Unisys challenged the statutory three-factor formula used for the apportionment of capital stock value in the franchise tax on constitutional and statutory (fairness) grounds. The trial court issued its decision on March 8, 1999, sustaining the statute from the

Constitutional challenge in favor of the Commonwealth. However, it ruled in favor of the taxpayer's fairness argument. The Commonwealth appealed this decision to the Pennsylvania Supreme Court and Unisys cross-appealed. On October 25, 2002, the Court issued a decision reversing the holding of the trial court and upholding the Commonwealth's statutory apportionment formula. Unisys filed an application for re-argument, which was denied. Unisys filed a petition for certiorari to the U.S. Supreme Court, which was denied. The trial court denied relief because the taxpayer failed to carry its burden of proof and did not resolve the underlying issue. The decision has very limited applicability to numerous pending cases that raise identical issues and involve undetermined significant dollar amounts.

     Northbrook Life Insurance Co. This case is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania. Currently, the Commonwealth has docketed in excess of 40 cases representing 20 or more insurance companies. Dozens of additional cases are being held pending this litigation at the administrative board's level.

     The cases challenge the Department of Revenue's application of portions of the Life and Health Guarantee Association Act of 1982, which established a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuities contracts to insured Pennsylvania residents. In accordance with this funding mechanism, other insurance companies are assessed to provide the funds due to Pennsylvania residents insured from insurance companies, which have become insolvent or are otherwise in default to its insureds. The assessed insurance companies may claim a credit against their gross premiums tax liability based on such assessments.

     The Department of Revenue allowed credits for assessments paid on taxable annuity considerations. Credits were not allowed for assessments paid on non-taxed annuities. There is no provision in the insurance law that restricts the credit to only the assessments paid on taxable annuities. Taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward.

     The case was argued before the Commonwealth Court en banc on December 14, 2005. On January 26, 2006, the en banc Court issued a conflicted decision in which the majority ruled for both parties. Exceptions will be filed by both parties and it is likely this case will not be finally resolved until another round before the en banc Commonwealth Court and then appeal to the Pennsylvania Supreme Court. It is impossible to predict the outcome. If taxpayers prevail on all issues, estimated refunds would total about $150 million.

     Duquesne Light Co. v. Commonwealth. There are several appeals involving various years and taxes. The plaintiff is challenging the capital stock tax, corporate net income tax and gross receipts tax. The parties have reached a tentative agreement to settle certain issues and to litigate others. There is over $100 million in total in dispute, but it is highly doubtful that the exposure would be near that amount.

Virginia Series

General Information

     Virginia's personal income was estimated to have surpassed $269.8 billion in Fiscal Year 2004. Virginia's per capita income in the same year was $36,175, the highest in the Southeast region and greater than the national average of $33,041. From 1994 to 2004, the Commonwealth averaged annual per capita income growth of 4.5%, which was slightly more than the national rate of growth of 4.1% . Much of Virginia's per capita income gain in these years has been due to the continued strength of the manufacturing sector, rapid growth of high technology industries, basic business services, corporate headquarters and regional offices and the achievement of a more balanced level of participation in the labor force as compared to the national rate. Over the past ten years, retail sales in the Commonwealth increased by over $29.2 billion (56.1%), which greatly outpaced the rate of inflation over the same period (27.3%) .

     The Commonwealth's economy is continuing to expand at a vigorous pace. Several economic indicators, including wages and salaries, personal income, new privately owned housing units authorized, and retail sales, had accelerated growth during Fiscal Year 2004. Employment levels increased, and unemployment was on a downward trend. The Commonwealth expected to continue on its expansionary path during Fiscal Year 2005.

     The services sector in Virginia generates the largest number of jobs, followed by state and local government, wholesale and retail trade, and both manufacturing and finance, insurance and real estate. The professional and business services industry has resumed the job growth leadership position once again in Virginia, as was the case throughout much of the 1980s and 1990s. With Northern Virginia considered a part of the Washington, D.C. metropolitan statistical area, and Hampton Roads, which has the nation's largest concentration of military installations, the Federal government has a greater economic impact on Virginia relative to its size than all states other than Alaska and Hawaii.

     From 1996 to 2005, Virginia's population increased 12.1% compared to 10% nationally. According to statistics published by the U.S. Department of Labor, Virginia typically has one of the lowest unemployment rates in the nation. In 2004, the Virginia average unemployment rate was 3.7% (compared to the national average of 5.5%), the average number of jobless was 140,400 and the average state labor force size was 3,814,800. While overall employment has shown growth over the last five years, calendar years 2001-03 saw little or no job growth, at 0%, (0.6)% and 0.2%, respectively. In 2004, however, Virginia's nonagricultural employment level was 3,584,300, showing a 1.9% change from 2000 to 2004. This renewed job growth was aided by strong growth in the sectors of technology, business and professional services, defense contracting, construction and tourism.

State Budget and Resources

     Virginia state government operates on a two-year budget. The Constitution vests the ultimate responsibility and authority for levying taxes and appropriating revenue in the General Assembly, but the Governor has broad authority connected with the budgetary process. Once an appropriation act becomes law, implementation and administration are functions of the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget. If projected revenue collections fall below amounts appropriated, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to the extent necessary to prevent any expenditure in excess of estimated revenues. An amendment to the Virginia Constitution, effective January 1, 1993, established a Revenue Stabilization Fund (the "RSF"), which is used to offset a portion of anticipated shortfalls in revenues in years when appropriations based on previous forecasts exceed expected revenues in subsequent forecasts. The RSF consists of an amount not to exceed 10% of Virginia's average annual tax revenues derived from taxes on income and retail sales for the three preceding fiscal years.

     2004-2006 Biennium. On December 17, 2003, the Governor presented the proposed budget for the 2004-06 biennium. The proposed budget included a number of actions to balance a shortfall of $1.9 billion over the biennium between projected resources and spending requirements. These actions included $181.5 million in budget reductions, $348.4 million in anticipated balances from Fiscal Year 2004, and a tax reform package that would provide $419.2 million in net revenue. On December 17, 2004, the Governor presented the proposed amendments to the Fiscal Year 2004 budget affecting the remainder of the 2004-2006 biennium. Fiscal Year 2004 ended with a considerable surplus, most of which was committed and thus unavailable for on-going programs. The total available general fund balance remaining at the end of Fiscal Year 2004 was $769.5 million, $495.6 million in net revenue is available for current expenditure, and $460.1 million committed to capital and operating expense reappropriations, natural disaster costs, deposits to the water quality improvement fun, return of accelerated sales taxes, and transfer of lottery proceeds to local schools.

     The Fiscal Year 2005 budget, which became law on May 4, 2005, added the necessary amounts to the RSF in order to meet the constitutionally required deposit of $268.9 million in Fiscal Year 2006 and provided for a supplemental deposit of $134.5 million in Fiscal Year 2005.

     On December 16, 2005, the Governor presented amendments to the Fiscal Year 2005 budget, which affect the remainder of the 2004-2006 biennium. These changes included $1.7 billion in general fund resources above those assumed in the Fiscal Year 2005 budget, including (i) a $1.2 billion revision to the general fund forecast (ii) a Fiscal Year 2005 unreserved balance of $570 million (iii) and reductions in balances and transfers of $84.9 million. With net increased spending of $461.3 million, along with other proposed amendments, $1.2 billion would remain to be carried forward into the next biennium as a beginning balance.

     On January 14, 2006, Timothy M. Kaine was inaugurated Governor of Virginia. Ten days later, Governor Kaine submitted executive amendments to the budget submitted by former Governor Warner for the remainder of the 2004-2006 biennium. Governor Kaine's amendments included additional net general fund revenue changes of $46.5 million, additional general fund spending of $3.3 million, and Fiscal Year 2006 general fund savings of $8 million.

     Fiscal Year 2004 Budget. The General Fund is the chief operating fund of the Commonwealth. The unreserved fund balance of the General Fund increased by $435.5 million (180.2%) from Fiscal Year 2003 to Fiscal Year 2004. During the same period, reserved General Fund balances increased by 38.1% . The total fund balance of the General Fund rose by $554.8 million during the Fiscal Year 2004, which compensates for the $78.2 million decline during Fiscal Year 2003. Overall revenue from Fiscal Year 2003 to Fiscal Year 2004 increased by 8.7%, while total expenditures increased by 2.5% . Actions taken in Fiscal Year 2003 by the Governor and the General Assembly to balance the budget, which included a combination of budget reductions, use of balances, and other funding strategies, reversed the revenue shortfall of the previous year from $682.2 million to $15.2 million.

     In Fiscal Year 2004, total General Fund revenues rose by 8.7% exceeding the official forecast by $330.4 million. Collections from five major taxes imposed by Virginia on individual and fiduciary income, state sales and use, corporate income, public service corporations and premiums of insurance companies grew much faster than expected. Overall tax revenues increased by 9.8% from Fiscal Year 2003 to Fiscal Year 2004. Tax growth was primarily due to a 9% increase in individual and fiduciary income tax revenues, 9.7% increase in sales and use taxes, 24% increase in corporation income taxes, and 5.5% increase in premiums of insurance companies taxes. There was a decline in public service corporation taxes of 4.8% . While tax revenues increased, non-tax revenues decreased by 13%.

     For Fiscal Year 2004, overall expenditures increased by 2.5% to $12 billion, compared to a 0.6% decline in Fiscal Year 2003. Education expenditures were the biggest portion (46.1%) of total expenditures in Fiscal Year 2004 and grew by $70.9 million, or 1.3% . Individual and family service expenditures constituted 24.3% of total expenditures, and grew by $137.4 million, or 5%. In addition, general government expenditures (11.7%) increased by $36.9 million, or 2.7% . Other categories of expenditures which experienced small increases were administration of justice (15.9%), resources and economic development (1.8%), and capital outlay & transportation (0.2%) .

     As of June 30, 2004, out of the balance of approximately $1.11 billion in the General Fund, $340.1 million was reserved for the RSF. The RSF is segregated from the General Fund and can only be used for Constitutionally authorized purposes. State law directs that the RSF be included as a component of the General Fund only for financial reporting purposes. During Fiscal Year 2004, an advance deposit in the amount of $87 million was made to the RSF from the General Fund based on increased Fiscal Year 2004 General Fund collections. No amounts were withdrawn from the RSF in Fiscal Year 2004. A deposit of $252 million has been designated for Fiscal Years 2005-06 based on Fiscal Year 2004 revenue collections.

     Fiscal Year 2005 Budget. At the end of Fiscal Year 2005, unreserved fund balance of the general fund was $520.5 million and reserved fund balance was $708.5 million. Total fund balance of the general fund increased by $783 million during Fiscal Year 2005. The Commonwealth's overall financial position increased during Fiscal Year 2005, compared to Fiscal Year 2004, due to increases in enhanced compliance programs. Net revenue collections increased by 24%. General fund revenue collections increased by 19.1% in Fiscal Year 2005, mostly as a result of a strong increase in individual nonwithholding payments and corporate tax payments. In addition, the increase is due to certain tax reform legislation that increased the recordation tax and the Commonwealth's sales and use taxes in Fiscal Year 2004. At the end of Fiscal Year 2005, the Commonwealth reported a combined ending fund balance in all governmental funds of $3.7 billion, an increase of $979.5 million over Fiscal Year 2004. Of this total fund balance, $2.8 billion represents unreserved fund balance and the remainder represents amounts reserved for specific purposes, such as the RSF and education.

     2006-2008 Biennium. On December 16, 2005, Governor Warner presented the proposed Fiscal Year 2006 budget for the 2006-2008 biennium. The proposed Fiscal Year 2006 budget included $34.4 billion from the general fund in base spending; $34.4 billion in total general fund resources; $5.95 billion in recommended new spending; $57.3 million in recommended general fund budget savings; and $1.5 billion in one-time general fund spending.

     The following new spending items in the proposed Fiscal Year 2006 budget represent new or major expenditures:

  $305.1 million to support enrollment growth, base adequacy and research facilities at institutions of higher education;
  $232.5 million for a one-time additional investment in water quality programs;
  $624.5 million for transportation projects and programs;
  $107.1 million invested in community-based mental health and mental retardation services;
  $11 million for the preservation of forestlands in Virginia;
  $55.7 million to increase energy efficiency at state facilities throughout Virginia;
  $43.8 million as incentive payments to semiconductor manufacturers that have met employment and investment targets;

  $4.2 million to stimulate economic development in rural areas by expanding access to broadband networks;
  $941.9 million for the estimated state cost of the biennial update of the Standards of Quality for elementary and secondary schools; and
  $348.6 million for a salary increase for state and state-supported local employees, teachers and teaching and research faculty at higher education institutions

     On January 24, 2006, Governor Kaine submitted amendments to the budget for the 2006-2008 biennium presented by Governor Warner. These changes included $39.6 million to increase K-12 instructional staff pay raises; $4.7 million to address cost overruns on the University of Virginia's Medical Research Building; $4 million for a revised cost estimate for Virginia Commonwealth University's Medical Sciences Building II; and $3.5 million to provide additional support to localities relating to formula changes in criminal justice services program funding. Governor Kaine's amendments included general fund savings of $7.6 million and net additional general fund revenue of $15.1 million.

     Tobacco Settlement. Effective November 23, 1998, Virginia joined leading United States tobacco product manufacturers, 45 other states, the District of Columbia and 5 territories in the National Tobacco Settlement (the "Settlement"). Virginia's share of the total amount to be paid to the participating states through 2025 is approximately $4.1 billion, contingent upon certain adjustments as set forth in the Settlement. Of the total Settlement, $1.5 billion is dedicated to finance a national public education fund for tobacco control, and $250 million is set aside for a foundation dedicated to reducing teen smoking. In addition, the tobacco industry is paying $50 million to assist states in enforcing and implementing the Settlement and to investigate potential violations of state tobacco laws.

     The Commonwealth has created the Tobacco Indemnification and Community Revitalization Commission and Fund (the "TICR Fund"). Each year, 50% of the amount received by the

Commonwealth from the Settlement shall be deposited into the TICR Fund. The TICR Commission distributes monies in the TICR Fund to (1) provide payments to tobacco farmers as compensation for the elimination or decline in tobacco quota and (2) promote economic growth and development in tobacco dependent communities. In 2002, the General Assembly authorized the securitization of the TICR portion of the Settlement payments. The timing of this transaction has not yet been determined. The

Commonwealth also has created the Virginia Tobacco Settlement Foundation and the Virginia Tobacco Settlement Fund (the "VTS Fund"). Ten percent of the annual amount received by Virginia from the Settlement is deposited into the VTS Fund. The VTS Foundation distributes monies in the VTS Fund to assist in financing efforts to restrict the use of tobacco products by minors through such means as educational and awareness programs on the health effects of tobacco use on minors and laws restricting the distribution of tobacco products to minors. The remaining 40% unallocated Settlement payments were deposited to the General Fund during Fiscal Years 2000-04. The allocation and expenditures of the annual amounts received by Virginia from the settlement are subject to appropriation and disposition by the General Assembly.

State Indebtedness

     Section 9(a) of Virginia's Constitution provides that the General Assembly may incur general obligation debt: (1) to meet certain types of emergencies; (2) subject to limitations on amount and duration, to meet casual deficits in the revenue or in anticipation of the collection of revenues of Virginia; and (3) to redeem a previous debt obligation of Virginia. Total indebtedness issued pursuant to Section 9(a)(2) may not exceed 30% of an amount equal to 1.15 times the annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts, for the preceding fiscal year."

     Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a statewide referendum. The outstanding amount of such debt is limited to an amount equal to 1.15 times the average annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts" for the three preceding fiscal years less the total amount of bonds outstanding. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25% of the limit on all 9(b) debt for the three immediately preceding fiscal years less the amount of 9(b) debt authorized in the current and prior three fiscal years.

     Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects. Such debt is required to be authorized by an affirmative vote of two-thirds of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the bond legislation and again before the issuance of the bonds that the net revenues pledged are expected to be sufficient to pay principal and interest on the bonds issued to finance the projects. The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the average annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts" for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt. Section 9(d) provides that the restrictions of Section 9 are not applicable to any obligation incurred by Virginia or any of its institutions, agencies or authorities if the full faith and credit of Virginia is not pledged or committed to the payment of such obligation.

     Total Tax-Supported Debt. The Commonwealth does not issue debt for operating purposes. Total tax supported debt was $5.9 billion and it includes both general obligation debt and debt of agencies, institutions, boards and authorities for which debt service is expected to be made in whole or in part from appropriations of tax revenues. At the end of Fiscal Year 2005, the Commonwealth had total general obligation debt of $954 million. In addition, Section 9(d) debt was $3.2 billion, accrued from transportation, Virginia Public Building Authority, Virginia Port Authority, Virginia College Building Authority and other institutions. Other long-term obligations, including pension liability, compensated absences, capital leases, and others, amounted to $1.7 billion. In addition to total tax supported debt, Virginia has an outstanding moral obligation debt of $1.32 billion and other outstanding debt of $9.52 billion. Also, at the end of Fiscal Year 2005, total debt backed by the full faith and credit of the government was $834.9 million.

     Other Long-Term Obligations. The Commonwealth Transportation Board has issued various series of bonds authorized under the State Revenue Bond Act. These bonds are secured by and payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for construction, capital and other needs of State highways, airports, mass transportation and ports. The fund balance of the Transportation Fund administered by the Transportation Board at June 30, 2005 was $1.36 billion.

     Virginia is involved in numerous building and equipment leases that are subject to appropriation of funding by the General Assembly. The principal balance of all capital leases outstanding was $180.1 million as of June 30, 2005. Virginia also finances the acquisition of certain personal property and equipment through installment purchase agreements. As of June 30, 2005, the principal balance of tax-supported installment purchase obligations outstanding was $109.7 million.

     Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority, and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. However, certain of their bonds are secured in part by a moral obligation of Virginia. By the terms of the applicable statutes, the Governor is obligated to include in his annual budget submitted to the General Assembly the amount necessary to restore any such reported deficiency, but the General Assembly is not legally required to make any appropriation for such purpose. To date, these authorities have not reported to Virginia that any such reserve deficiencies exist.

     The debt capacity advisory committee is charged by statute with annually estimating the amount of tax-supported debt, which may prudently be authorized, consistent with the financial goals, capital needs and policies of Virginia. The Committee also reviews the amounts and provisions of bonds, notes and other security obligations of the Commonwealth's agencies, institutions, boards and authorities which are neither tax-supported debt, nor obligations secured by a moral obligation pledge to replenish reserve fund deficiencies. The Committee may recommend limits, when appropriate, on these other obligations.

     Ratings. Fitch, Moody's and S&P assigned the Commonwealth ratings of AAA, Aaa and AAA, respectively, for general obligation debt.

Litigation

     Virginia, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving claims for substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of Virginia with respect to these lawsuits. However, any ultimate liability resulting from these suits is not expected to have a material adverse effect on the financial condition of Virginia.

APPENDIX B

Rating Categories

Description of certain ratings assigned by S&P, Moody's and Fitch:

S&P

Long-term

AAA

     An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

     An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

     An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

     An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

     Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

     An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

     An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

B-173

CCC

     An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

     A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

     An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r

     The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

     The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

     Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

SP-1

     Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

B-174

SP-2

     Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Commercial paper

A-1

     This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

     Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3

     Issues carrying this designation have an adequate capacity for timely payment. The are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B

Issues rated B are regarded as having only speculative capacity for timely payment.

C

This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D

     Debt rated 'D' is payment default. The 'D' rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

Moody's
Long-term
Aaa

     Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely

B-175

to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

     Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A

     Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

     Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

     Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

     Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

     Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

     Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

     Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  Leading market positions in well-established industries.
  High rates of return on funds employed.
  Conservative capitalization structure with moderate reliance on debt and ample asset protection.
  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
  Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MIG/VMIG--U.S. short-term

     Municipal debt issuance ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

     The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1

     This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

     This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

     This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

     This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch
Long-term investment grade
AAA

     Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

     Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

     High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

     Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade

BB

     Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

     Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D

     Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Short-term

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

     Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

     Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

     Fair credit quality. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B

     Speculative. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

'NR' indicates that Fitch does not rate the issuer or issue in question.

     Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'